[front cover]

March 31, 2003

American Century
Annual Report

[graphic of market line chart]
[graphic of starfish]
[graphic of two bridges]

Equity Income
Small Cap Value

[american century logo and text logo (reg. sm)]

[inside front cover]

Turn to the inside back cover to see a list of American Century funds classified by category and risk.

Our Message to You

[photo of James E. Stowers III and James E. Stowers, Jr.]

James E. Stowers III with James E. Stowers, Jr.

War with Iraq and uncertainty about the strength of the economy made the 12 months ended March 31, 2003 a volatile period for investors. As the war in Iraq winds down, we're hopeful that the pressure on stock prices will ease. In fact, we're starting to see corporate profits improve, although from depressed levels.
That said, we must recognize that factors such as a pause in the economy's progress or continuing geopolitical uncertainty could delay a broad market upswing we all want to see.

In an unstable or unfavorable market, it can be tempting to take money off the table. However, American Century's 45 years in the business have convinced us that successful equity investing is a result of time in--not timing of--the stock market. This is the reason we strive to keep American Century's common stock funds fully invested at all times--we can't forecast the "when" of a market recovery, but we can be prepared for it when it happens. Likewise, we encourage you to remain invested in the market with a portfolio that is properly diversified and appropriate for your goals.

The importance of diversifying your portfolio across different investment categories, such as stocks, bonds, and cash, cannot be overstated. Having a well-diversified portfolio positions you to benefit from the returns of various asset categories over time. It's just as important to reset your asset allocation whenever positions in any category move beyond your target range. Now may be a good time to review your portfolio to ensure that you have an appropriate exposure to the stock market based on your risk tolerance and time horizon.

We have many informative resources available at the Education & Planning section of our Web site. One article that may help you with insight and strategies for investing during turbulent times is located at www.americancentury.com/
info/turbulent.

If you have questions about your portfolio or would like our most current performance information, we encourage you to call us at 1-877-345-8839, ext.
3201. Our Investor Relations Representatives can provide you with a personalized review of your American Century investments to help you determine if you're on the right track.

Sincerely,

/s/James E. Stowers, Jr.                 /s/James E. Stowers III

James E. Stowers, Jr.                    James E. Stowers III
Founder and Chairman                     Co-Chairman of the Board

                        "The Best is Yet to Be(reg.sm)"

Market Perspective ........................................................    3

EQUITY INCOME

SMALL CAP VALUE

FINANCIAL STATEMENTS

OTHER INFORMATION

Market Perspective from Phil Davidson

[photo of Phil Davidson]

Phil Davidson, chief investment officer,  Value Equity

PERVASIVE VOLATILITY

Equity investors fought an uphill battle during the twelve months ended March
31, 2003, a period that proved to be among the most volatile in stock market history. During the year, the Russell 1000 Value Index, which reflects the performance of value-oriented shares, declined 22.79%. The S&P 500 Index, representative of the broad stock market, retreated 24.76%. The Nasdaq
Composite, which reflects the performance of technology companies, fell 27.32%, while the Dow Jones Industrial Average dropped 21.45%.

A ROCKY START

The period opened poorly as investors digested mixed and sometimes contradictory economic reports, disconcerting news about terrorism and mounting global instability, and a slew of disappointing first-quarter earnings. Although several key economic indicators suggested the economy might be gaining momentum--manufacturing surged early in the year and retail sales and consumer spending remained strong, suggesting the recession would end and corporate profits would recover--most sectors of the market wallowed in negative territory.

Conditions worsened over the summer, when the market was pummeled by more reports of corporate accounting malfeasance, declining profits, and slowing economic growth. In this environment, consumer confidence and manufacturing moved lower, consumer spending finally slumped, and business outlooks grew increasingly pessimistic. The combination proved too much for stocks, pushing the S&P 500 Index to a five-year low in July and again in October.

Unfortunately, the remaining months of the period offered little relief. Anxiety about the increasing likelihood of a military conflict with Iraq weighed on investors and undercut consumer confidence, while rising energy prices, shrinking durable goods spending, and restrained business expenditures threatened to curb profit growth. The March 19 invasion of Iraq by the American and British coalition produced a brief war rally, but as the period drew to a close, investors' attentions remained focused on the post-war economy.

VALUE SUCCUMBS TO THE BEAR

Value oriented stocks have generally outperformed their growth counterparts for much of the stock market's decline since the collapse of the technology bubble in March 2000. However, the margin of outperformance narrowed greatly during
2002. After two years of posting positive returns, our value strategies finally fell victim to the deepening bear market, ultimately posting negative returns for the year ending March 31. The malaise touched nearly ever sector and industry, most  of which posted negative performance for the period covered here. In this

                                                                   (continued)

                                                                          -----
                                                                          3

Market Perspective

MARKET RETURNS

For the 12 months ended March 31, 2003
-------------------------------------------------------------------------------
    Russell 1000 Value Index                                         -22.79%
-------------------------------------------------------------------------------
    Russell Midcap Value Index                                       -19.65%
-------------------------------------------------------------------------------
    Russell 2000 Value Index                                         -23.27%
-------------------------------------------------------------------------------

Source: Lipper Inc.

These indices represent the performance of large-, medium-, and small-capitalization stocks.

difficult environment, mid-sized value firms fared better than their large-
and small-cap brethren. The Russell Midcap Value Index declined 19.65%, compared to the 23.27% loss posted by the Russell 2000 Value Index, which reflects the performance of small-cap value stocks. The Russell 1000 Value Index, representative of larger value oriented firms, fell 22.79%. Although our value funds' performance reflected the market's volatility and downward trajectory, we are heartened by each portfolio's better performance relative to its benchmark.

A LOOK FORWARD

As uncomfortable as it may be, we anticipate that market volatility will continue in the months ahead, given the economic and geopolitical challenges that face our nation. Yet we remain optimistic. The extended bear market has created a value-rich environment we think plays to our investment strategies and pure-play value discipline. In our search for portfolio candidates, we will continue to seek high-quality firms with strong balance sheets, sound underlying businesses and the fundamental strength to withstand the market's difficulties.
We believe these firms have the potential to provide competitive returns over time.

MARKET PERFORMANCE--GROWTH OF $1.00
For the 12 months ended March 31, 2003

Source: Lipper Inc.

These indices represent the performance of large-, medium-, and small-capitalization stocks.

------
     4

Equity Income - Performance

TOTAL RETURNS AS OF MARCH 31, 2003
--------------------------------------------------------------------------------
                                                              LIPPER EQUITY
                                             EQUITY INCOME    INCOME INDEX    S&P 500 INDEX
-------------------------------------------------------------------------------------------
===========================================================================================
INVESTOR CLASS (INCEPTION 8/1/94)
---------------------------------------------------------
   6 months(1)                                   3.36%            2.50%           5.02%
-------------------------------------------------------------------------------------------
   1 Year                                      -12.09%          -22.91%         -24.76%
-------------------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS
---------------------------------------------------------
   3 Years                                       7.63%           -6.59%         -16.09%
-------------------------------------------------------------------------------------------
   5 Years                                       5.22%           -3.09%          -3.77%
-------------------------------------------------------------------------------------------
   Life of Class                                12.95%            7.10%(2)        9.26%(2)
-------------------------------------------------------------------------------------------
===========================================================================================
INSTITUTIONAL CLASS (INCEPTION 7/8/98)
---------------------------------------------------------
   6 months(1)                                   3.63%            2.50%           5.02%
-------------------------------------------------------------------------------------------
   1 Year                                      -11.77%          -22.91%         -24.76%
-------------------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS
---------------------------------------------------------
   3 Years                                       7.89%           -6.59%         -16.09%
-------------------------------------------------------------------------------------------
   Life of Class                                 6.19%           -3.40%(3)       -5.08%(3)
-------------------------------------------------------------------------------------------
===========================================================================================
ADVISOR CLASS (INCEPTION 3/7/97)
---------------------------------------------------------
   6 months(1)                                   3.25%            2.50%           5.02%
-------------------------------------------------------------------------------------------
   1 Year                                      -12.30%          -22.91%         -24.76%
-------------------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS
---------------------------------------------------------
   3 Years                                       7.36%           -6.59%         -16.09%
-------------------------------------------------------------------------------------------
   5 Years                                       4.94%           -3.09%          -3.77%
-------------------------------------------------------------------------------------------
   Life of Class                                 9.16%            2.02%(4)        2.46%(4)
===========================================================================================
                        EQUITY INCOME        EQUITY INCOME    LIPPER EQUITY
                         (NO CDSC*)           (WITH CDSC)     INCOME INDEX       S&P 500
-------------------------------------------------------------------------------------------
===========================================================================================
C CLASS (INCEPTION 7/13/01)
---------------------------------------------------------
   6 months(1)              2.73%                1.73%            2.50%           5.02%
-------------------------------------------------------------------------------------------
   1 Year                 -13.08%              -13.08%          -22.91%         -24.76%
-------------------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS
---------------------------------------------------------
   Life of Class           -3.38%               -3.38%          -13.83%(5)       17.30%(5)
-------------------------------------------------------------------------------------------

*CDSC stands for "contingent deferred sales charge." Equity Income's CDSC is charged to investors if they redeem C Class shares within 12 months of purchase.
The SEC requires that mutual funds provide performance information net of the
CDSC in all cases where the charge could be applied. Returns "with CDSC" reflect the deduction of the applicable CDSC imposed on shares redeemed within the reporting period.

(1) Returns for periods less than one year are not annualized.

(2) Since 7/31/94, the date nearest the class's inception for which data are available.

(3) Since 7/9/98, the date nearest the class's inception for which data are available.

(4) Since 3/6/97, the date nearest the class's inception for which data are available.

(5) Since 7/12/01, the date nearest the class's inception for which data are available.

See pages 44-49 for information about share classes, indices, and returns.

                                                                    (continued)

                                                                          -----
                                                                          5

Equity Income - Performance

GROWTH OF $10,000 OVER LIFE OF INVESTOR CLASS
$10,000 investment made August 1, 1994

ONE-YEAR RETURNS OVER LIFE OF INVESTOR CLASS

Periods ended March 31
---------------------------------------------------------------------------------------------------
                 1995*     1996      1997      1998     1999     2000      2001      2002     2003
---------------------------------------------------------------------------------------------------
Equity Income   10.69%    25.69%    16.23%    37.78%   -0.44%    3.88%    20.85%   17.35%   -12.09%
---------------------------------------------------------------------------------------------------
Lipper Equity
Income Index     6.32%    25.95%    14.99%    37.71%    1.59%    3.25%     1.73%    3.91%   -22.91%
---------------------------------------------------------------------------------------------------
S&P 500 Index   11.43%    32.10%    19.83%    48.00%   18.46%   17.94%   -21.68%    0.24%   -24.76%
---------------------------------------------------------------------------------------------------

* Fund from 8/1/94 to 3/31/95. Indices from 7/31/94, the date nearest the class's inception for which data are available. Not annualized.

The charts on the performance pages give historical return data for Equity
Income. Returns for the indices are provided for comparison. Equity Income's total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the indices do not. Unless otherwise indicated, the charts are based on Investor Class shares;
performance for other classes will vary due to differences in fee structures
(see the Total Returns table on the previous page). Past performance does not guarantee future results. None of these charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost.

------
     6

Equity Income - Performance Review

[photo of Phil Davidson and Scott Moore]

A performance summary from Phil Davidson (left) and Scott Moore, portfolio managers on the Value investment team.

OUR RESULTS

The year ended March 31, 2003 was a difficult one for equity investors.
Continued concern about the health of the U.S. economy and escalating anxiety about first the possibility, and then the reality of war with Iraq, led to weakness in all areas of the economy, and volatility that extended across market sectors. In this difficult environment, Equity Income declined 12.09%*, far outperforming the 22.91% loss posted by its benchmark, the Lipper Equity Income
Index. The S&P 500 Index, representative of the broad market, fell 24.76%. As of
March 31, 2003, Equity Income's average annual total return since its inception on August 1, 1994, is 12.95%, significantly ahead of the 9.26% average annual total return posted by the S&P 500 Index for the same period.

Equity Income's superior recent and longer-term performance compared to both its benchmark and peer funds indicates that our approach has been successful. For the 12 months ending March 31, 2003, Equity Income ranks third among the 189 equity income funds tracked by Lipper, Inc., placing  it within the top two percent of its peer group. For the five-year period ending on that date, Equity
Income ranked second out of the 130 equity income funds tracked by Lipper.
Finally, of  the 64 funds tracked by Lipper since the fund's inception, Equity
Income ranked first.

As discussed in the Market Perspective on page 3, few sectors were unaffected by the pervasive anxiety that drew the market lower, and absolute performance was difficult to find. Effective stock selection, a critical component of successful investment management, takes on even greater importance during times like these, when the stocks of even the most successful companies can be negatively impacted. We believe Equity Income's dramatically better relative performance is attributable to our bottom-up methodology and adherence to our strict value and yield criteria-- a strategy that led us to high-quality, attractively priced firms that persevered despite the market's difficulties during the period.

PORTFOLIO AT A GLANCE
===============================================================================
                                                   AS OF 3/31/03
-------------------------------------------------------------------------------
Net Assets                                         $1.5 billion
-------------------------------------------------------------------------------
===============================================================================
                                           3/31/03               3/31/02
-------------------------------------------------------------------------------
No. of Holdings                              87                    77
-------------------------------------------------------------------------------
P/E Ratio                                   18.0                  27.0
-------------------------------------------------------------------------------
Median Market                               $5.5                  $6.5
Capitalization                             billion               billion
-------------------------------------------------------------------------------
Weighted Average                            $28.0                 $41.2
Market Capitalization                      billion              billion
-------------------------------------------------------------------------------
Portfolio Turnover                          120%                  139%
-------------------------------------------------------------------------------
Expense Ratio
(for Investor Class)                       1.00%                 1.00%
-------------------------------------------------------------------------------

*All fund returns referenced in this review are for Investor Class shares.

Lipper rankings are based on average annual total returns. Past performance is no guarantee of future results.

Investment terms are defined in the Glossary.                       (continued)

                                                                         ------
                                                                         7

Equity Income - Performance Review

A FOCUS ON QUALITY

As we discussed in our semiannual report, we met with success in the  utilities sector--an area fraught with difficulties in recent years. We focused on quality firms, avoiding those with leveraged balance sheets, riskier business models or more aggressive debt profiles.  We were drawn to natural gas distributor AGL
Resources and electric utility FPL Group, Inc, both of which contributed significantly throughout the period. In FPL's case, we owned the firm's convertible preferred stock, which produced an attractive yield.

TOP TEN HOLDINGS
-------------------------------------------------------------------------------
                                               % OF FUND INVESTMENTS
===============================================================================
-------------------------------------------------------------------------------
                                          AS OF                 AS OF
                                         3/31/03               9/30/02
-------------------------------------------------------------------------------
Kimberly-Clark Corp.                      4.0%                  3.1%
-------------------------------------------------------------------------------
Union Pacific Capital
Trust, 6.25%, 4/1/28                      3.9%                  3.9%
-------------------------------------------------------------------------------
BP plc ADR                                3.1%                  2.6%
-------------------------------------------------------------------------------
Emerson Electric Co.                      3.1%                  2.6%
-------------------------------------------------------------------------------
Ameren Corp.,
9.75%, 5/15/05                            3.0%                  1.9%
-------------------------------------------------------------------------------
BellSouth Corp.                           2.9%                  1.5%
-------------------------------------------------------------------------------
Abbott Laboratories                       2.7%                  1.4%
-------------------------------------------------------------------------------
Royal Dutch Petroleum
Co. New York Shares                       2.7%                  1.7%
-------------------------------------------------------------------------------
Allstate Corporation                      2.2%                  1.8%
-------------------------------------------------------------------------------
Piedmont Natural
Gas Co., Inc.                             2.2%                  3.5%
-------------------------------------------------------------------------------

TOP FIVE INDUSTRIES
-------------------------------------------------------------------------------
                                               % OF FUND INVESTMENTS
===============================================================================
-------------------------------------------------------------------------------
                                          AS OF                 AS OF
                                         3/31/03               9/30/02
-------------------------------------------------------------------------------
Energy Reserves
& Production                              9.4%                  9.1%
-------------------------------------------------------------------------------
Electrical Utilities                      6.7%                  5.1%
-------------------------------------------------------------------------------
Gas & Water Utilities                     5.8%                  7.7%
-------------------------------------------------------------------------------
Drugs                                     5.6%                  3.0%
-------------------------------------------------------------------------------
Telephone                                 5.3%                  3.1%
-------------------------------------------------------------------------------

Our focus on quality also led us to success in basic materials, drawing away from the metals industry, which has slowed in line with the economy, and toward the better-performing chemicals and paper and forest products groups. Top contributors were Rayonier, a well-managed, asset-rich company, and chemicals and adhesives maker 3M, which has been a strong contributor in previous periods.
We sold the latter at a gain following a significant price run up.

Union Pacific's convertible preferred stock was another top contributor. This leading railroad is enjoying improved profitability and growing market share, thanks to its solid underlying business and much-improved balance sheet. The firm's stock moved higher during the period, despite higher energy prices.

CAREFUL SELECTION

Although the market enjoyed a brief rally in late 2002, most of its sectors closed the period in negative territory. However, individual stock performance varied dramatically, and our bottom-up approach led us to some of those better-performing names.

Performance was markedly uneven in the health care sector, where Equity Income benefited from exposure to the sector's better-performing medical products and services groups. We held Abbott Laboratories, a maker of health care products whose price became attractively priced in the market sell off but later rose on the firm's launch of Humira, a successful rheumatoid arthritis drug. We also benefited via our stake in HMO Anthem, Inc.'s convertible preferred security, which, in addition to providing

                                                                    (continued)

------
     8

Equity Income - Performance Review

an attractive yield, appreciated nicely following successful cost-cutting efforts and improved pricing in the HMO market.

Financial holdings also helped. An emphasis on quality and limited exposure among banks, a group that has wrestled with credit quality problems and rising loan defaults, was key. Our methodology led us to First Virginia Banks, which emerged as the portfolio's top stock for the year. We sold this position at an attractive premium following the bank's acquisition by BB&T Capital. Another successful stake was Allstate Insurance, which is benefiting from improving profitability in its homeowners business despite a difficult operating environment. On the down side, we felt some pain at the hands of A.G. Edwards, which struggled due to stock market volatility and the inactivity of retail investors.

POCKETS OF TROUBLE

The telecommunications sector continued to struggle. Equity Income's lack of exposure to the troubled and highly competitive wireless industry helped, but returns were restrained by telephone companies BellSouth and SBC Communications.
Both firms' stock retreated sharply after the Federal Communications Commission decision gave states control over the leasing of phone networks to rivals at a discount. We believe these difficulties are manageable so we're maintaining our stake in both firms.

Several energy holdings also detracted. Oil prices moved sharply higher in late
2002 as war anxiety increased, then fell sharply following the start of war in
March. The reversal of prices didn't bode well for the energy sector--or for
Equity Income. Despite the fact that the fund held relatively better-performing names, it was unable to sidestep damage entirely. The greatest detractor was BP plc, whose performance mirrored weak retail demand and a reduced production forecast. We believe these are transitory issues, and that a more realistic production target will lead to improving profitability.

THE MONTHS AHEAD

Given the anxiety surrounding the health of the economy and current geopolitical concerns, we anticipate that conditions will likely remain volatile, an environment that typically creates opportunity. In addition, the weak economy and market's sell off have created a number of quality value opportunities. We will continue to search for attractively priced, well-managed companies offering above-average yields. We believe this approach gives the fund a significant yield cushion and downside protection during periods of market turbulence.

 TYPES OF INVESTMENTS IN PORTFOLIO
===============================================================================
                                            AS OF                 AS OF
===============================================================================
                                           3/31/03               9/30/02
-------------------------------------------------------------------------------
U.S. Common Stocks,
Futures, and Options                        71.2%                 68.4%
-------------------------------------------------------------------------------
Foreign Common Stocks                        6.8%                  5.8%
-------------------------------------------------------------------------------
Convertible
Preferred Stocks                            12.5%                 11.6%
-------------------------------------------------------------------------------
Convertible Bonds                            8.6%                 13.9%
-------------------------------------------------------------------------------
TOTAL EQUITY EXPOSURE                       99.1%                 99.7%
-------------------------------------------------------------------------------
Temporary
Cash Investments                             0.9%                  0.3%
-------------------------------------------------------------------------------

Investment terms are defined in the Glossary.

                                                                         ------
                                                                         9

Equity Income - Schedule of Investments

MARCH 31, 2003

Shares                                                                 Value
--------------------------------------------------------------------------------

COMMON STOCKS - 75.0%

BANKS - 3.2%
--------------------------------------------------------------------------------
          280,930    Commerce Bancshares, Inc.                      $10,269,396
--------------------------------------------------------------------------------
          530,500    Mercantile Bankshares
                     Corporation                                     17,997,213
--------------------------------------------------------------------------------
           51,900    PNC Financial Services Group                     2,199,522
--------------------------------------------------------------------------------
          498,470    UMB Financial Corp.                             18,410,989
--------------------------------------------------------------------------------
                                                                     48,877,120
--------------------------------------------------------------------------------

CHEMICALS - 3.7%
--------------------------------------------------------------------------------
          679,800    Air Products & Chemicals, Inc.                  28,164,114
--------------------------------------------------------------------------------
          380,900    du Pont (E.I.) de Nemours & Co.                 14,801,774
--------------------------------------------------------------------------------
          430,900    Rohm and Haas Co.                               12,832,202
--------------------------------------------------------------------------------
                                                                     55,798,090
--------------------------------------------------------------------------------

CLOTHING STORES - 1.2%
---------------------------------------------------------------------
        1,358,900    Limited Brands                                  17,489,043
--------------------------------------------------------------------------------

COMPUTER HARDWARE & BUSINESS MACHINES - 0.6%
---------------------------------------------------------------------
          274,000    Pitney Bowes, Inc.                               8,746,080
--------------------------------------------------------------------------------

COMPUTER SOFTWARE - 0.3%
---------------------------------------------------------------------
          328,331    Autodesk, Inc.                                   5,011,973
--------------------------------------------------------------------------------

CONSTRUCTION & REAL PROPERTY - 1.5%
---------------------------------------------------------------------
          111,600    Fluor Corp.                                      3,758,688
--------------------------------------------------------------------------------
          627,900    Vulcan Materials Co.                            18,981,417
--------------------------------------------------------------------------------
                                                                     22,740,105
--------------------------------------------------------------------------------

CONSUMER DURABLES - 2.1%
---------------------------------------------------------------------
           25,100    Hunter Douglas N.V. ORD                            692,639
--------------------------------------------------------------------------------
          639,900    Whirlpool Corp.                                 31,374,297
--------------------------------------------------------------------------------
                                                                     32,066,936
--------------------------------------------------------------------------------

DEFENSE/AEROSPACE - 2.2%
---------------------------------------------------------------------
          766,300    Honeywell International Inc.                    16,368,168
--------------------------------------------------------------------------------
          900,100    Rockwell Collins                                16,534,837
--------------------------------------------------------------------------------
                                                                     32,903,005
--------------------------------------------------------------------------------

DEPARTMENT STORES - 0.5%
--------------------------------------------------------------------------------
          374,100      May Department Stores Co. (The)                7,440,849
--------------------------------------------------------------------------------

DRUGS - 5.1%
---------------------------------------------------------------------
          1,094,600    Abbott Laboratories(1)                        41,167,906
--------------------------------------------------------------------------------
          1,185,800    Bristol-Myers Squibb Co.(2)                   25,055,954
--------------------------------------------------------------------------------
            632,200    Schering-Plough Corp.                         11,272,126
--------------------------------------------------------------------------------
                                                                     77,495,986
--------------------------------------------------------------------------------

ELECTRICAL UTILITIES - 1.0%
---------------------------------------------------------------------
          113,200    Ameren Corp.                                     4,420,460
--------------------------------------------------------------------------------
          454,592    American Electric Power                         10,387,427
--------------------------------------------------------------------------------
                                                                     14,807,887
--------------------------------------------------------------------------------

ENERGY RESERVES & PRODUCTION - 7.9%
---------------------------------------------------------------------
        1,473,100    BP plc ADR                                      56,846,928
--------------------------------------------------------------------------------
          649,600    Exxon Mobil Corp.                               22,703,520
--------------------------------------------------------------------------------

Shares                                                                  Value
-------------------------------------------------------------------------------

          996,779    Royal Dutch Petroleum Co.
                     New York Shares                                $40,618,744
-------------------------------------------------------------------
                                                                    120,169,192
-------------------------------------------------------------------------------

FINANCIAL SERVICES - 0.8%
-------------------------------------------------------------------------------
          178,100   Freddie Mac                                       9,457,110
--------------------------------------------------------------------------------
           63,900   Marsh & McLennan
                    Companies, Inc.                                   2,724,057
--------------------------------------------------------------------------------
                                                                     12,181,167
--------------------------------------------------------------------------------

FOOD & BEVERAGE - 3.7%
---------------------------------------------------------------------
        1,101,900   Archer-Daniels-Midland Co.                       11,900,520
--------------------------------------------------------------------------------
          903,900   Campbell Soup Company                            18,981,900
--------------------------------------------------------------------------------
          225,400   Heinz (H.J.) Co.                                  6,581,680
--------------------------------------------------------------------------------
          209,300   Kellogg Co.                                       6,415,045
--------------------------------------------------------------------------------
          438,400   Kraft Foods Inc.                                 12,362,880
--------------------------------------------------------------------------------
                                                                     56,242,025
--------------------------------------------------------------------------------

FOREST PRODUCTS & PAPER - 3.0%
---------------------------------------------------------------------
          141,700   MeadWestvaco Corp.                                3,227,926
--------------------------------------------------------------------------------
          613,500   Rayonier, Inc.                                   27,030,810
--------------------------------------------------------------------------------
          745,300   Sonoco Products Co.                              15,599,129
--------------------------------------------------------------------------------
                                                                     45,857,865
--------------------------------------------------------------------------------

GAS & WATER UTILITIES - 5.8%
---------------------------------------------------------------------
          895,926   AGL Resources Inc.                               21,170,731
--------------------------------------------------------------------------------
          155,200   NICOR Inc.                                        4,240,064
--------------------------------------------------------------------------------
          918,670   Piedmont Natural Gas Co., Inc.                   32,750,586
--------------------------------------------------------------------------------
        1,130,200   WGL Holdings Inc.                                29,938,998
--------------------------------------------------------------------------------
                                                                     88,100,379
--------------------------------------------------------------------------------

GOLD - 0.4%
---------------------------------------------------------------------
          340,700   Barrick Gold Corp.                                5,301,292
--------------------------------------------------------------------------------

HEAVY ELECTRICAL EQUIPMENT - 4.8%
---------------------------------------------------------------------
        1,021,700   Emerson Electric Co.                             46,334,095
--------------------------------------------------------------------------------
          822,393   Hubbell Inc. Cl B                                25,740,901
--------------------------------------------------------------------------------
                                                                     72,074,996
--------------------------------------------------------------------------------

HEAVY MACHINERY - 0.5%
---------------------------------------------------------------------
          154,000   Caterpillar Inc.                                  7,576,800
--------------------------------------------------------------------------------

HOME PRODUCTS - 4.0%
---------------------------------------------------------------------
        1,331,300   Kimberly-Clark Corp.                             60,520,902
--------------------------------------------------------------------------------
           54,000   Tupperware Corp.                                    746,280
--------------------------------------------------------------------------------
                                                                     61,267,182
--------------------------------------------------------------------------------

INDUSTRIAL PARTS - 3.5%
---------------------------------------------------------------------
        1,190,141   Nordson Corp.                                    28,587,187
--------------------------------------------------------------------------------
        1,005,100   Stanley Works (The)                              24,112,349
--------------------------------------------------------------------------------
                                                                     52,699,536
--------------------------------------------------------------------------------

LIFE & HEALTH INSURANCE - 1.6%
---------------------------------------------------------------------
          548,900   Jefferson-Pilot Corp.                            21,121,672
--------------------------------------------------------------------------------
           88,179   Kansas City Life Insurance
                    Company                                           3,758,630
--------------------------------------------------------------------------------
                                                                     24,880,302
--------------------------------------------------------------------------------

See Notes to Financial Statements.                                  (continued)

------
    10

Equity Income - Schedule of Investments

MARCH 31, 2003

Shares                                                                  Value
--------------------------------------------------------------------------------

MEDICAL PRODUCTS & SUPPLIES - 0.5%
--------------------------------------------------------------------------------
          407,800    Baxter International, Inc.                      $7,601,392
--------------------------------------------------------------------------------

OIL SERVICES - 1.0%
---------------------------------------------------------------------
          815,800    Diamond Offshore Drilling, Inc.                 15,834,678
--------------------------------------------------------------------------------

PROPERTY & CASUALTY INSURANCE - 3.0%
---------------------------------------------------------------------
          992,700    Allstate Corporation                            32,927,859
--------------------------------------------------------------------------------
        1,189,000    CNA Surety Corp.                                 9,512,000
--------------------------------------------------------------------------------
           69,245    Erie Indemnity Company                           2,512,901
--------------------------------------------------------------------------------
                                                                     44,952,760
--------------------------------------------------------------------------------

PUBLISHING - 1.6%
---------------------------------------------------------------------
          665,790    Dow Jones & Co., Inc.                           23,595,598
--------------------------------------------------------------------------------

REAL ESTATE INVESTMENT TRUST - 0.6%
--------------------------------------------------------------------------------
          316,700  Manufactured Home
                   Communities, Inc.                                  9,374,320
--------------------------------------------------------------------------------

SECURITIES & ASSET MANAGEMENT - 3.4%
------------------------------------------------------------------
          872,900    Edwards (A.G.), Inc.                            22,608,110
--------------------------------------------------------------------------------
          205,000    Morgan Stanley                                   7,861,750
--------------------------------------------------------------------------------
          762,400    T. Rowe Price Group Inc.                        20,630,544
--------------------------------------------------------------------------------
                                                                     51,100,404
--------------------------------------------------------------------------------

TELEPHONE - 4.5%
------------------------------------------------------------------
        2,018,300    BellSouth Corp.(1)(2)                           43,736,561
--------------------------------------------------------------------------------
        1,230,192    SBC Communications Inc.                         24,677,652
--------------------------------------------------------------------------------
                                                                     68,414,213
--------------------------------------------------------------------------------

THRIFTS - 1.1%
------------------------------------------------------------------
          788,288    Washington Federal, Inc.                        16,621,052
--------------------------------------------------------------------------------

TOBACCO - 1.2%
------------------------------------------------------------------
          651,548    UST Inc.                                        17,982,725
--------------------------------------------------------------------------------

TRUCKING, SHIPPING & AIR FREIGHT - 0.7%
------------------------------------------------------------------
          236,700    Alexander & Baldwin, Inc.                        5,874,894
--------------------------------------------------------------------------------
          259,700    Ryder System, Inc.                               5,326,447
--------------------------------------------------------------------------------
                                                                     11,201,341
--------------------------------------------------------------------------------

TOTAL COMMON STOCKS
(Cost $1,170,254,193)                                             1,136,406,293
--------------------------------------------------------------------------------
================================================================================

CONVERTIBLE PREFERRED
================================================================================

 STOCKS - 12.5%

DEFENSE/AEROSPACE - 1.4%
--------------------------------------------------------------------------------
          406,800    Raytheon Company,
                     8.25%, 5/15/06                                  20,852,568
--------------------------------------------------------------------------------

ELECTRICAL UTILITIES - 5.7%
--------------------------------------------------------------------------------
        1,717,800    Ameren Corp.,
                     9.75%, 5/15/05                                  45,195,318
--------------------------------------------------------------------------------
          415,142    FPL Group, Inc.,
                     8.50%, 2/16/05                                  22,812,053
--------------------------------------------------------------------------------
          355,800    FPL Group, Inc.,
                     8.00%, 2/16/06                                  18,800,472
--------------------------------------------------------------------------------
                                                                     86,807,843
--------------------------------------------------------------------------------

Shares/Principal Amount                                                Value
-------------------------------------------------------------------------------

PROPERTY & CASUALTY INSURANCE - 0.7%
-------------------------------------------------------------------------------
          472,991    Chubb Corp.,
                     7.00%, 11/16/05                               $10,122,007
-------------------------------------------------------------------------------

RAILROADS - 3.9%
-------------------------------------------------------------------------------
        1,158,100    Union Pacific Capital Trust,
                     6.25%, 4/1/28                                  59,352,625
-------------------------------------------------------------------------------

TELEPHONE - 0.8%
-------------------------------------------------------------------------------
          471,600    CenturyTel Inc.,
                     6.875%, 5/15/05                                11,558,916
-------------------------------------------------------------------------------

TOTAL CONVERTIBLE PREFERRED STOCKS
(Cost $181,801,359)                                                188,693,959
-------------------------------------------------------------------------------
===============================================================================

CONVERTIBLE BONDS - 8.6%

APPAREL & TEXTILES - 0.1%
-------------------------------------------------------------------------------
       $3,935,000    Jones Apparel Group, Inc.,
                     3.30%, 2/1/21(3)                                2,169,169
-------------------------------------------------------------------------------

CLOTHING STORES - 0.8%
-------------------------------------------------------------------------------
       11,446,000    Foot Locker Inc.,
                     5.50%, 6/1/08                                  11,918,148
-------------------------------------------------------------------------------

CONSTRUCTION & REAL PROPERTY - 0.6%
-------------------------------------------------------------------------------
       20,316,000    Masco Corp.,
                     3.01%, 7/20/31(3)                               8,634,300
-------------------------------------------------------------------------------

DEPARTMENT STORES - 0.5%
-------------------------------------------------------------------------------
       10,356,000    Costco Wholesale Corp.,
                     2.42%, 8/19/17(3)                               7,482,210
-------------------------------------------------------------------------------

DRUGS - 0.5%
-------------------------------------------------------------------------------
        7,700,000    Watson Pharmaceuticals Inc.,
                     1.75%, 3/15/23 (Acquired 3/4/03,
                     Cost $7,700,000)(4)                             7,844,375
-------------------------------------------------------------------------------

ENERGY RESERVES & PRODUCTION - 1.5%
-------------------------------------------------------------------------------
       10,842,000    Devon Energy Corporation,
                     (convertible into ChevronTexaco
                     Corp.), 4.90%, 8/15/08(5)                      11,113,050
-------------------------------------------------------------------------------
       10,950,000    Devon Energy Corporation,
                     (convertible into ChevronTexaco
                     Corp.), 4.95%, 8/15/08(5)                      11,251,125
-------------------------------------------------------------------------------
                                                                    22,364,175
-------------------------------------------------------------------------------

ENVIRONMENTAL SERVICES - 1.2%
-------------------------------------------------------------------------------
        5,851,000    Goldman Sachs Group Inc.,
                     MTN, Series B, (convertible
                     into Waste Management, Inc.),
                     2.00%, 2/12/09(5)                               5,624,274
-------------------------------------------------------------------------------
       12,516,000    Goldman Sachs Group Inc.,
                     MTN, Series B, (convertible
                     into Waste Management, Inc.),
                     3.00%, 10/28/12(5)                             11,952,780
-------------------------------------------------------------------------------
          657,000    Waste Management, Inc.,
                     2.00%, 1/24/05                                    585,551
-------------------------------------------------------------------------------
                                                                    18,162,605
-------------------------------------------------------------------------------

INFORMATION SERVICES - 0.8%
-------------------------------------------------------------------------------
       20,270,000    Valassis Communications Inc.,
                     3.07%, 6/6/21(3)                               11,857,950
-------------------------------------------------------------------------------

See Notes to Financial Statements.                                  (continued)

                                                                         ------
                                                                         11

Equity Income - Schedule of Investments

MARCH 31, 2003

Principal Amount                                                       Value
--------------------------------------------------------------------------------

OIL SERVICES - 1.0%
--------------------------------------------------------------------------------
      $15,742,000    Loews Corp., (convertible
                     into Diamond Offshore
                     Drilling, Inc.),
                     3.125%, 9/15/07(5)                            $14,521,995
--------------------------------------------------------------------------------

SEMICONDUCTOR - 1.6%
--------------------------------------------------------------------------------
        5,811,000    Agilent Technologies Inc.,
                     3.00%, 12/1/21                                  5,331,593
--------------------------------------------------------------------------------
        8,900,000    Goldman Sachs Group Inc.,
                     MTN, Series B,
                     (convertible into
                     Intel Corp.),
                     2.50%, 9/16/12(5)                               8,521,750
--------------------------------------------------------------------------------
       12,134,000    Teradyne, Inc.,
                     3.75%, 10/15/06                                11,193,614
--------------------------------------------------------------------------------
                                                                    25,046,957
--------------------------------------------------------------------------------

TOTAL CONVERTIBLE BONDS
         (Cost $129,388,684)                                       130,001,884
--------------------------------------------------------------------------------
================================================================================

PURCHASED PUT OPTIONS(6)

CONTRACTS
--------------------------------------------------------------------------------
            2,058    Abbott Laboratories, strike at
                     $35.00, expires 5/17/03                           144,060
--------------------------------------------------------------------------------
            3,285    BellSouth Corp., strike at
                     $22.50, expires 4/19/03                           443,475
--------------------------------------------------------------------------------

Principal Amount                                                        Value
-------------------------------------------------------------------------------

TOTAL PURCHASED PUT OPTIONS
(Cost $1,249,963)                                                     $587,535
-------------------------------------------------------------------------------
===============================================================================

TEMPORARY CASH INVESTMENTS -
===============================================================================

 SEGREGATED FOR FUTURES* - 3.0%
       45,348,875    FHLB Discount Notes,
                     0.96%, 4/1/03(7)                               45,348,875
-------------------------------------------------------------------------------
(Cost $45,348,875)
===============================================================================

TEMPORARY CASH INVESTMENTS - 0.9%
       13,151,125    FHLB Discount Notes,
                     0.96%, 4/1/03(7)                               13,151,125
-------------------------------------------------------------------------------
(Cost $13,151,125)
-------------------------------------------------------------------------------

TOTAL INVESTMENT SECURITIES - 100.0%
(Cost $1,541,194,199)                                           $1,514,189,671
===============================================================================

EQUITY FUTURES CONTRACTS*

                                             Underlying Face
      Purchased         Expiration Date      Amount at Value    Unrealized Loss
--------------------------------------------------------------------------------
 215  S&P 500 Futures      June 2003          $45,348,875         $(819,489)
                                         =======================================

*EQUITY FUTURES CONTRACTS typically are based on a stock index and tend to track the performance of the index while remaining very liquid (easy to buy and sell). By investing its cash assets in index futures, the fund has increased equity exposure while maintaining easy access to cash.
==============================================================================

NOTES TO SCHEDULE OF INVESTMENTS

ADR = American Depositary Receipt

FHLB = Federal Home Loan Bank

MTN = Medium Term Note

ORD = Foreign Ordinary Share

(1) Security, or a portion thereof, is being held in connection with an open put option.

(2) Security, or a portion thereof, has been segregated at the custodian bank or with the broker as initial margin on futures contracts.

(3) Security is a zero-coupon bond. The yield to maturity at purchase is indicated. Zero coupon securities are issued at a substantial discount from their value at maturity.

(4) Security was purchased under Rule 144A of the Securities Act of 1933 or is a private placement and, unless registered under the Act or exempted from registration, may only be sold to qualified  institutional investors. The aggregate value of restricted securities at March 31, 2003, was $7,844,375, which represented 0.5% of net assets.

(5) Equity-linked debt security. The aggregate value of these securities at
    March 31, 2003, was $62,984,974, which represented 4.1% of net assets.

(6) Category is less than 0.05% of total investment securities.

(7) The rate indicated is the yield to maturity at purchase.

See Notes to Financial Statements.

------
    12

Small Cap Value - Performance

TOTAL RETURNS AS OF MARCH 31, 2003
--------------------------------------------------------------------------------

                                                                                  S&P SMALLCAP 600/
                                                         SMALL CAP VALUE          BARRA VALUE INDEX
----------------------------------------------------------------------------------------------------
====================================================================================================
INVESTOR CLASS (INCEPTION 7/31/98)
------------------------------------------------------
   6 months(1)                                               0.64%                    -3.66%
----------------------------------------------------------------------------------------------------
   1 Year                                                  -21.55%                   -28.60%
----------------------------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS
------------------------------------------------------
   3 Years                                                  12.79%                     1.52%
----------------------------------------------------------------------------------------------------
   Life of Class                                            10.17%                     1.71%
----------------------------------------------------------------------------------------------------
====================================================================================================
INSTITUTIONAL CLASS (INCEPTION 10/26/98)
------------------------------------------------------
   6 months(1)                                               0.67%                    -3.66%
----------------------------------------------------------------------------------------------------
   1 Year                                                  -21.38%                   -28.60%
----------------------------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS
------------------------------------------------------
   3 Years                                                  13.04%                     1.52%
----------------------------------------------------------------------------------------------------
   Life of Class                                            11.86%                     4.24%(2)
----------------------------------------------------------------------------------------------------
====================================================================================================
ADVISOR CLASS (INCEPTION 12/31/99)
------------------------------------------------------
   6 months(1)                                               0.24%                    -3.66%
----------------------------------------------------------------------------------------------------
   1 Year                                                  -21.85%                   -28.60%
----------------------------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS
------------------------------------------------------
   3 Years                                                  12.49%                     1.52%
----------------------------------------------------------------------------------------------------
   Life of Class                                            13.79%                     2.28%
====================================================================================================
                                SMALL CAP VALUE          SMALL CAP VALUE          S&P SMALLCAP 600/
                                  (NO CDSC*)               (WITH CDSC)            BARRA VALUE INDEX
----------------------------------------------------------------------------------------------------
====================================================================================================
C CLASS (INCEPTION 6/1/01)
------------------------------------------------------
   6 months(1)                     -0.15%                   -1.10%                    -3.66%
----------------------------------------------------------------------------------------------------
   1 Year                         -22.58%                  -22.58%                   -28.60%
----------------------------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS
------------------------------------------------------
   Life of Class                   -5.80%                   -5.80%                    -9.87%(3)
----------------------------------------------------------------------------------------------------

*CDSC stands for "contingent deferred sales charge." Small Cap Value's CDSC is charged to investors if they redeem C Class shares within 12 months of purchase.
The SEC requires that mutual funds provide performance information net of the
CDSC in all cases where the charge could be applied. Returns "with CDSC" reflect the deduction of the applicable CDSC imposed on shares redeemed within the reporting period.

(1) Returns for periods less than one year are not annualized.

(2) Since 10/31/98, the date nearest the class's inception for which data are available.

(3) Since 5/31/01, the date nearest the class's inception for which data are available.

See pages 44-49 for information about share classes, S&P SmallCap 600/BARRA
Value Index, and returns.

                                                                         ------
                                                                         13

Small Cap Value - Performance
GROWTH OF $10,000 OVER LIFE OF INVESTOR CLASS

$10,000 investment made July 31, 1998

ONE-YEAR RETURNS OVER LIFE OF INVESTOR CLASS

Periods ended March 31
-------------------------------------------------------------------------------
                          1999*        2000       2001       2002       2003
-------------------------------------------------------------------------------
Small Cap Value          -4.24%       14.37%     36.51%     33.97%    -21.55%
-------------------------------------------------------------------------------
S&P SmallCap
600/BARRA Value Index   -11.71%       17.14%     16.44%     25.86%    -28.60%
-------------------------------------------------------------------------------

* From 7/31/98 to 3/31/99. Not annualized.

The charts on the performance pages give historical return data for Small Cap
Value. Returns for the S&P SmallCap 600/BARRA Value Index are provided for comparison. Small Cap Value's total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the index do not. Unless otherwise indicated, the charts are based on
Investor Class shares; performance for other classes will vary due to differences in fee structures (see the Total Returns table on the previous page). Past performance does not guarantee future results. None of these charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost.

------
    14

Small Cap Value - Performance Review

[photo of Ben Giele and Kevin Laub]

A performance summary from Ben Giele (left) and Kevin Laub, portfolio managers on the Small Cap Value investment team.

OUR RESULTS

For the year ended March 31, 2003, Small Cap Value declined 21.55%*, outperforming its benchmark, the  S&P SmallCap 600/BARRA Value Index, which fell
28.60%. The S&P  500 Index, representing the broader stock market, retreated
24.76%.

Small Cap Value's performance also exceeded that of its peers. The 247 small-cap value funds tracked by Lipper Inc. for the year ending March 31, 2003 fell an average of 22.87%. On a three-year basis, the 175 small-cap value funds tracked by Lipper rose 3.50%, while Small Cap Value gained 12.79%, performance formidable enough to secure the rank of 13th among its peers. Of the 126 small-cap value funds tracked by Lipper since the fund's inception on July 31,
1998, Small Cap Value ranks eighth.

CHALLENGES REMAIN

The difficulty that marred the first half of the year continued largely unabated through the second half when it became clear that the strong economic rebound for which many had hoped would not come to fruition. Negative sentiment only deepened, creating pressure that drove stocks to five-year lows by early
October.

Amid the overarching volatility and uncertainty that characterized most of the period, value-oriented companies at the smaller end of the spectrum suffered as investors gravitated toward the perceived safety of larger, more liquid investments. Though strategic allocation and careful stock selection helped us weather the second half of the year relatively well, it was not enough to overcome the downdraft suffered in the first half, and we closed the year with steep losses.

AVOIDING VALUE TRAPS

In that environment, finding viable value opportunities--fundamentally sound, yet relatively inexpensive companies--was challenging. While the pervasive downturn created a widening universe of inexpensive stocks, not every bargain-priced security merits inclusion in the portfolio. Our job was to remain focused on our discipline of

===============================================================================
PORTFOLIO AT A GLANCE
===============================================================================
                                                   AS OF 3/31/03
-------------------------------------------------------------------------------
Net Assets                                        $926.3 million
-------------------------------------------------------------------------------
===============================================================================
                                           3/31/03               3/31/02
-------------------------------------------------------------------------------
No. of Holdings                              152                   112
-------------------------------------------------------------------------------
P/E Ratio                                   20.1                  25.7
-------------------------------------------------------------------------------
Median Market                               $0.7                  $0.8
Capitalization                             billion               billion
-------------------------------------------------------------------------------
Weighted Average                            $0.9                  $1.2
Market Capitalization                      billion               billion
-------------------------------------------------------------------------------
Portfolio Turnover                          104%                   73%
-------------------------------------------------------------------------------
Expense Ratio
(for Investor Class)                       1.25%                 1.25%
-------------------------------------------------------------------------------

*All fund returns referenced in this review are for Investor Class shares.

Lipper rankings are based on average annual total returns. Past performance is no guarantee of future results.

Investment terms are defined in the Glossary.

                                                                    (continued)

                                                                         ------
                                                                         15

Small Cap Value - Performance Review

seeking the best undervalued companies, those with steady cash flows, strong competitive positions, and robust balance sheets, not just those that are cheap.

This was especially important given the treacherous backdrop; the penalty was high for "value traps,"--companies that appear to be value opportunities but ultimately are cheap for a reason. One we mentioned in our last report was
Fleming Companies Inc., a food and beverage wholesaler that was unable to overcome a customer bankruptcy, a

================================================================================
TOP TEN HOLDINGS
                                              % OF FUND INVESTMENTS
--------------------------------------------------------------------------------
================================================================================
                                          AS OF                 AS OF
================================================================================
                                         3/31/03               9/30/02
--------------------------------------------------------------------------------
Jack in the Box Inc.                      1.6%                  1.5%
--------------------------------------------------------------------------------
Liberty Corp. (The)                       1.5%                  1.5%
--------------------------------------------------------------------------------
Insituform
Technologies, Inc. Cl A                   1.4%                  1.5%
--------------------------------------------------------------------------------
Parametric
Technology Corp.                          1.3%                  1.1%
--------------------------------------------------------------------------------
AGL Resources Inc.                        1.3%                  1.5%
--------------------------------------------------------------------------------
Sybron Dental
Specialties Inc.                          1.3%                  2.0%
--------------------------------------------------------------------------------
Empire District
Electric Co.                              1.2%                  1.4%
--------------------------------------------------------------------------------
Casey's General
Stores, Inc.                              1.2%                  1.7%
--------------------------------------------------------------------------------
Beckman Coulter Inc.                      1.2%                   --
--------------------------------------------------------------------------------
ADVO, Inc.                                1.2%                  1.4%
--------------------------------------------------------------------------------

================================================================================
TOP FIVE INDUSTRIES
                                              % OF FUND INVESTMENTS
--------------------------------------------------------------------------------
================================================================================
                                          AS OF                 AS OF
================================================================================
                                         3/31/03               9/30/02
--------------------------------------------------------------------------------
Medical Products
& Supplies                                7.2%                  5.3%
--------------------------------------------------------------------------------
Banks                                     6.5%                  6.6%
--------------------------------------------------------------------------------
Property & Casualty
Insurance                                 5.5%                  4.2%
--------------------------------------------------------------------------------
Computer Software                         5.4%                  4.0%
--------------------------------------------------------------------------------
Industrial Parts                          3.9%                  2.9%
--------------------------------------------------------------------------------

deteriorating balance sheet and weakening supplier relations. We eliminated the position, but not before incurring significant losses.

Consumer cyclical companies represented some of the most volatile positions in this environment. We remained relatively underweight in this arena, a factor that cost us some performance as select individual holdings advanced. Our caution reflected our skepticism about the strength of the recovery and the likelihood that consumer spending for housing and autos would continue in this shaky economy. At the same time, we believed that relatively high valuations on the stocks of many of these companies were not justified by their fundamentals.

Still, this sector contributed to performance during the latter half, and we succeeded in avoiding some  of the most damaging names and finding some of the best, including Claire's Stores Inc., one of our top stocks for the year.

TECHNOLOGY TURBULENCE

Small Cap Value's investments in the technology sector also turned in dichotomous performance, finishing lower for the year despite a tech-led rally from October through November that lifted companies across the sector and boosted fund performance in the second six months. However, the jarring volatility in this sector created opportunities to buy high-quality companies consistent with our strategy.

We have had several successes in the computer software industry during the last few years, and our strongest contributor for the period came from this group.
Rational Software makes

                                                                    (continued)

------
    16

Small Cap Value - Performance Review

software tools used by information technology personnel to develop programming code. During the summer and fall, we built a significant position in the company's stock and convertible bonds as the difficult environment drove down share prices. Late in the year, a buyout offer from IBM caused the stock to rise sharply, and we sold the position at a handsome gain.

Paradoxically, our biggest detractor also was a software company, one we discussed in our last report to you. Parametric Technology Co. continued to struggle with lackluster business spending for new technology. However, we believe its innovative products, significant installed base and healthy balance sheet continue to give it strong potential, and we are maintaining our position.

WIDESPREAD MALAISE, SMALL SUCCESSES

In a period so divided by volatility and precipitous declines, our bottom-up process--evaluating companies individually and building the portfolio one stock at a time--was key in  the discovery of some successes in otherwise downbeat sectors.

The consumer services group, which languished under declining demand and consumer spending, hindered performance. Even so, our discipline led us to
Liberty Corp., a media company that owns small television stations in smaller cities around the country. We bought the stock at a considerable discount, and investors have since discovered this strong company, causing its price to appreciate considerably.

The financial sector was another area of weakness in the portfolio, for both the last six months and the year overall. Still, ProAssurance, a medical malpractice insurance firm, rebounded strongly off earlier lows and became a top contributor as the company benefited from a strong pricing cycle, for which investors rewarded the stock.

Despite exhaustive analysis, some stocks still fell short. Phoenix Cos., also from the financial sector, is a life insurance company with a sizeable investment portfolio. Market declines have eroded the value of the firm's investments, a factor in its diminishing earnings power that prompted investors to sell the stock. Because we believe the stock remains substantially undervalued, we are maintaining a modest position.

THE ROAD AHEAD

In the near future, the economic recovery will be difficult and the environment will likely continue to be treacherous. Nevertheless, we will stand by our discipline of seeking high-quality companies that have been unjustly beaten down by the market.  We believe that the volatile market will continue to present opportunities for the benefit of our investors.

===============================================================================
TYPES OF INVESTMENTS IN PORTFOLIO
===============================================================================
                                         AS OF                 AS OF
===============================================================================
                                        3/31/03               9/30/02
-------------------------------------------------------------------------------
U.S. Common Stocks                       86.4%                 92.4%
-------------------------------------------------------------------------------
Foreign Stocks                            1.8%                  0.4%
-------------------------------------------------------------------------------
Preferred Stocks                          5.1%                  2.9%
-------------------------------------------------------------------------------
Convertible Bonds                         1.4%                   --
-------------------------------------------------------------------------------
TOTAL EQUITY EXPOSURE                    94.7%                 95.7%
-------------------------------------------------------------------------------
Temporary
Cash Investments                          5.3%                  4.3%
-------------------------------------------------------------------------------

Investment terms are defined in the Glossary.

                                                                         ------
                                                                         17

Small Cap Value - Schedule of Investments

MARCH 31, 2003

Shares                                                                  Value
-------------------------------------------------------------------------------

COMMON STOCKS - 88.2%

ALCOHOL - 0.8%
-------------------------------------------------------------------------------
          160,000    Adolph Coors Company Cl B                       $7,760,000
-------------------------------------------------------------------------------

APPAREL & TEXTILES - 1.0%
-------------------------------------------------------------------------------
          140,000    Polo Ralph Lauren Corp.(1)                       3,206,000
-------------------------------------------------------------------------------
          360,000    Wolverine World Wide, Inc.                       6,030,000
-------------------------------------------------------------------------------
                                                                      9,236,000
-------------------------------------------------------------------------------

BANKS - 5.4%
-------------------------------------------------------------------------------
          170,000    Associated Banc-Corp                             5,498,650
-------------------------------------------------------------------------------
          320,000    Bancorpsouth Inc.                                5,888,000
-------------------------------------------------------------------------------
          170,000    Chittenden Corp.                                 4,443,800
-------------------------------------------------------------------------------
          385,000    Commercial Federal Corp.                         8,362,200
-------------------------------------------------------------------------------
          190,000    FirstMerit Corp.                                 3,503,600
-------------------------------------------------------------------------------
          125,000    Fulton Financial Corp.                           2,348,125
-------------------------------------------------------------------------------
          495,000    Hibernia Corp. Cl A                              8,395,200
-------------------------------------------------------------------------------
          196,000    Mercantile Bankshares
                     Corporation                                      6,649,300
-------------------------------------------------------------------------------
          310,000    Sky Financial Group Inc.                         6,093,050
-------------------------------------------------------------------------------
                                                                     51,181,925
-------------------------------------------------------------------------------

CHEMICALS - 2.6%
-------------------------------------------------------------------------------
          185,000    AptarGroup, Inc.                                 5,984,750
-------------------------------------------------------------------------------
          585,000    FMC Corp.(1)                                     9,172,800
-------------------------------------------------------------------------------
          200,000    Ionics Inc.(1)                                   3,310,000
-------------------------------------------------------------------------------
          155,000    Minerals Technologies Inc.                       5,907,050
-------------------------------------------------------------------------------
                                                                     24,374,600
-------------------------------------------------------------------------------

CLOTHING STORES - 1.3%
-------------------------------------------------------------------------------
          275,000    American Eagle Outfitters, Inc.(1)               3,991,625
-------------------------------------------------------------------------------
          675,000    Foot Locker Inc.                                 7,222,500
-------------------------------------------------------------------------------
           80,000    Men's Wearhouse, Inc. (The)(1)                   1,196,800
-------------------------------------------------------------------------------
                                                                     12,410,925
-------------------------------------------------------------------------------

COMPUTER HARDWARE & BUSINESS MACHINES - 1.7%
-------------------------------------------------------------------------------
          615,000    Adaptec, Inc.(1)                                 3,723,825
-------------------------------------------------------------------------------
          105,000    Black Box Corporation                            3,109,575
-------------------------------------------------------------------------------
          490,000    Electronics for Imaging, Inc.(1)                 8,660,750
-------------------------------------------------------------------------------
                                                                     15,494,150
-------------------------------------------------------------------------------

COMPUTER SOFTWARE - 5.4%
-------------------------------------------------------------------------------
          355,000    Activision, Inc.(1)                              5,129,750
-------------------------------------------------------------------------------
          200,000    Autodesk, Inc.                                   3,053,000
-------------------------------------------------------------------------------
        1,235,000    Compuware Corp.(1)                               4,155,775
-------------------------------------------------------------------------------
          760,000    Novell, Inc.(1)                                  1,641,600
-------------------------------------------------------------------------------
        5,775,000    Parametric Technology Corp.(1)                  12,560,625
-------------------------------------------------------------------------------
          379,544    Roxio Inc.(1)                                    2,347,480
-------------------------------------------------------------------------------
          850,000    Sybase, Inc.(1)                                 11,007,500
-------------------------------------------------------------------------------
          430,000    THQ, Inc.(1)                                     5,609,350
-------------------------------------------------------------------------------
          880,000    Ulticom Inc.(1)                                  5,654,000
-------------------------------------------------------------------------------
                                                                     51,159,080
-------------------------------------------------------------------------------

Shares                                                                 Value
-------------------------------------------------------------------------------

CONSTRUCTION & REAL PROPERTY - 2.6%
-------------------------------------------------------------------------------
          985,000    Insituform
                     Technologies, Inc. Cl A(1)                     $13,272,875
-------------------------------------------------------------------------------
          325,000    Martin Marietta Materials, Inc.                  8,973,250
-------------------------------------------------------------------------------
          205,000    WCI Communities Inc.(1)                          2,144,300
-------------------------------------------------------------------------------
                                                                     24,390,425
-------------------------------------------------------------------------------

DEFENSE/AEROSPACE - 0.6%
-------------------------------------------------------------------------------
          180,000    Moog Inc.(1)                                     5,508,000
-------------------------------------------------------------------------------

ELECTRICAL EQUIPMENT - 2.7%
-------------------------------------------------------------------------------
          490,000    Andrew Corporation(1)                            2,680,300
-------------------------------------------------------------------------------
          515,000    Cable Design Technologies Corp.(1)               3,424,750
-------------------------------------------------------------------------------
          425,000    Coherent, Inc.(1)                                8,021,875
-------------------------------------------------------------------------------
           80,000    Comverse Technology, Inc.(1)                       905,600
-------------------------------------------------------------------------------
          405,000    Ditech Communications Corp.(1)                   1,010,475
-------------------------------------------------------------------------------
          300,000    Littelfuse, Inc.(1)                              5,373,000
-------------------------------------------------------------------------------
          514,012    Methode Electronics, Inc.                        4,189,198
-------------------------------------------------------------------------------
                                                                     25,605,198
-------------------------------------------------------------------------------

ELECTRICAL UTILITIES - 3.1%
-------------------------------------------------------------------------------
          660,000    Empire District Electric Co.                    11,616,000
-------------------------------------------------------------------------------
          470,000    IDACORP, Inc.                                   10,716,000
-------------------------------------------------------------------------------
          255,000    Wisconsin Energy Corp.                           6,477,000
-------------------------------------------------------------------------------
                                                                     28,809,000
-------------------------------------------------------------------------------

ENERGY RESERVES & PRODUCTION - 3.3%
-------------------------------------------------------------------------------
           95,000    Berry Petroleum Company Cl A                     1,425,000
-------------------------------------------------------------------------------
          210,000    Spinnaker Exploration Company(1)                 4,078,200
-------------------------------------------------------------------------------
          826,307    Swift Energy Co.(1)                              7,031,873
-------------------------------------------------------------------------------
          405,000    Tom Brown, Inc.(1)                               9,801,000
-------------------------------------------------------------------------------
          410,000    Westport Resources Corp.(1)                      8,261,500
-------------------------------------------------------------------------------
                                                                     30,597,573
-------------------------------------------------------------------------------

ENTERTAINMENT - 0.3%
-------------------------------------------------------------------------------
          135,000    Regal Entertainment Group                        2,423,250
-------------------------------------------------------------------------------

FINANCIAL SERVICES - 0.8%
-------------------------------------------------------------------------------
          205,000    Allied Capital Corporation                       4,095,900
-------------------------------------------------------------------------------
          780,000    Medallion Financial Corp.                        3,127,800
-------------------------------------------------------------------------------
                                                                      7,223,700
-------------------------------------------------------------------------------

FOOD & BEVERAGE - 1.3%
-------------------------------------------------------------------------------
           60,000    Corn Products International Inc.                 1,749,600
-------------------------------------------------------------------------------
          505,000    Interstate Bakeries Corp.                        5,302,500
-------------------------------------------------------------------------------
          655,000    Lance, Inc.                                      5,321,875
-------------------------------------------------------------------------------
                                                                     12,373,975
-------------------------------------------------------------------------------

FOREST PRODUCTS & PAPER - 2.7%
-------------------------------------------------------------------------------
          570,000    Caraustar Industries Inc.(1)                     3,898,800
-------------------------------------------------------------------------------
          190,000    Rayonier, Inc.                                   8,371,400
-------------------------------------------------------------------------------
          330,000    United Stationers Inc.(1)                        7,047,150
-------------------------------------------------------------------------------
          555,000    Wausau-Mosinee Paper Corp.                       5,661,000
-------------------------------------------------------------------------------
                                                                     24,978,350
-------------------------------------------------------------------------------

See Notes to Financial Statements.                                  (continued)

------
    18

Small Cap Value - Schedule of Investments

MARCH 31, 2003

Shares                                                                 Value
-------------------------------------------------------------------------------

GAS & WATER UTILITIES - 2.9%
-------------------------------------------------------------------------------
          515,000    AGL Resources Inc.                             $12,169,450
-------------------------------------------------------------------------------
          225,000    Northwest Natural Gas Co.                        5,647,500
-------------------------------------------------------------------------------
          350,000    WGL Holdings Inc.                                9,271,500
-------------------------------------------------------------------------------
                                                                     27,088,450
-------------------------------------------------------------------------------

GROCERY STORES - 1.2%
-------------------------------------------------------------------------------
          970,000    Casey's General Stores, Inc.                    11,509,050
-------------------------------------------------------------------------------

HEAVY ELECTRICAL EQUIPMENT - 1.1%
-------------------------------------------------------------------------------
          455,000    Crane Co.                                        7,926,100
-------------------------------------------------------------------------------
           85,000    Smith (A.O.) Corp.                               2,278,000
-------------------------------------------------------------------------------
                                                                     10,204,100
-------------------------------------------------------------------------------

HEAVY MACHINERY - 0.8%
-------------------------------------------------------------------------------
          490,000    Regal-Beloit Corp.                               7,501,900
-------------------------------------------------------------------------------

HOME PRODUCTS - 1.5%
-------------------------------------------------------------------------------
          287,730    Libbey Inc.                                      7,078,158
-------------------------------------------------------------------------------
          610,000    Rayovac Corporation(1)                           6,618,500
-------------------------------------------------------------------------------
                                                                     13,696,658
-------------------------------------------------------------------------------

INDUSTRIAL PARTS - 3.9%
-------------------------------------------------------------------------------
          210,000    Briggs & Stratton Corp.                          8,156,400
-------------------------------------------------------------------------------
          280,000    Circor International Inc.                        3,805,200
-------------------------------------------------------------------------------
          335,000    Kadant Inc.(1)                                   5,490,650
-------------------------------------------------------------------------------
          330,000    Kaydon Corporation                               6,210,600
-------------------------------------------------------------------------------
          300,000    Kennametal Inc.                                  8,439,000
-------------------------------------------------------------------------------
          145,000    Robbins & Myers, Inc.                            1,951,700
-------------------------------------------------------------------------------
           65,200    Tecumseh Products Cl A                           2,666,680
-------------------------------------------------------------------------------
                                                                     36,720,230
-------------------------------------------------------------------------------

INDUSTRIAL SERVICES - 1.0%
-------------------------------------------------------------------------------
          200,600    G & K Services Inc. Cl A                         4,814,400
-------------------------------------------------------------------------------
          220,000    Kelly Services, Inc. Cl A                        4,735,500
-------------------------------------------------------------------------------
                                                                      9,549,900
-------------------------------------------------------------------------------

INFORMATION SERVICES - 2.3%
-------------------------------------------------------------------------------
          335,000    ADVO, Inc.(1)                                   11,055,000
-------------------------------------------------------------------------------
          365,000    MedQuist Inc.(1)                                 6,225,075
-------------------------------------------------------------------------------
          145,000    Valassis Communications, Inc.(1)                 3,828,000
-------------------------------------------------------------------------------
                                                                     21,108,075
-------------------------------------------------------------------------------

INVESTMENT TRUSTS - 5.9%
-------------------------------------------------------------------------------
          235,000    iShares Russell 2000 Index Fund                 17,002,250
-------------------------------------------------------------------------------
          205,000    iShares Russell 2000 Value
                     Index Fund                                      21,730,000
-------------------------------------------------------------------------------
          255,000    iShares S&P SmallCap
                     600/BARRA Value Index Fund                      17,013,600
-------------------------------------------------------------------------------
                                                                     55,745,850
-------------------------------------------------------------------------------

Shares                                                                 Value
-------------------------------------------------------------------------------

LEISURE - 2.2%
-------------------------------------------------------------------------------
          490,000    Callaway Golf Co.                               $5,821,200
-------------------------------------------------------------------------------
           55,000    GTECH Holdings Corp.(1)                          1,796,300
-------------------------------------------------------------------------------
          255,000    Hasbro, Inc.                                     3,541,950
-------------------------------------------------------------------------------
          560,000    Jakks Pacific Inc.(1)                            5,801,600
-------------------------------------------------------------------------------
          100,000    Russ Berrie and Co., Inc.                        3,200,000
-------------------------------------------------------------------------------
                                                                     20,161,050
-------------------------------------------------------------------------------

LIFE & HEALTH INSURANCE - 0.7%
-------------------------------------------------------------------------------
          870,000    Phoenix Companies Inc.                           6,298,800
-------------------------------------------------------------------------------

MEDIA - 1.5%
-------------------------------------------------------------------------------
          320,000    Liberty Corp. (The)                             13,952,000
-------------------------------------------------------------------------------

MEDICAL PRODUCTS & SUPPLIES - 6.7%
-------------------------------------------------------------------------------
          350,000    Apogent Technologies Inc.(1)                     5,103,000
-------------------------------------------------------------------------------
          205,000    Arrow International Inc.                         8,350,675
-------------------------------------------------------------------------------
          325,000    Beckman Coulter Inc.                            11,059,750
-------------------------------------------------------------------------------
          330,000    Invitrogen Corp.(1)                             10,101,300
-------------------------------------------------------------------------------
          245,000    Orthofix International N.V.(1)                   6,665,225
-------------------------------------------------------------------------------
          610,000    Owens & Minor Inc.                              10,705,500
-------------------------------------------------------------------------------
          675,000    Sybron Dental Specialties Inc.(1)               11,778,749
-------------------------------------------------------------------------------
                                                                     63,764,199
-------------------------------------------------------------------------------

MEDICAL PROVIDERS & SERVICES - 0.6%
-------------------------------------------------------------------------------
          970,000    Alliance Imaging Inc.(1)                         3,045,800
-------------------------------------------------------------------------------
           90,000    Renal Care Group Inc.(1)                         2,806,200
-------------------------------------------------------------------------------
                                                                      5,852,000
-------------------------------------------------------------------------------

MINING & METALS - 0.8%
-------------------------------------------------------------------------------
          400,000    Olin Corp.                                       7,268,000
-------------------------------------------------------------------------------

MOTOR VEHICLES & PARTS - 0.3%
-------------------------------------------------------------------------------
           80,000    Bandag, Incorporated                             2,551,200
-------------------------------------------------------------------------------

MULTI-INDUSTRY - 0.9%
-------------------------------------------------------------------------------
          655,000    Griffon Corp.(1)                                 8,449,500
-------------------------------------------------------------------------------

OIL SERVICES - 3.7%
-------------------------------------------------------------------------------
          225,000    Helmerich & Payne, Inc.                          5,764,500
-------------------------------------------------------------------------------
          210,000    Hydril Co.(1)                                    5,248,950
-------------------------------------------------------------------------------
          785,000    Key Energy Group, Inc.(1)                        7,912,800
-------------------------------------------------------------------------------
          480,000    NATCO Group Inc.(1)                              2,712,000
-------------------------------------------------------------------------------
          180,000    Unit Corporation(1)                              3,652,200
-------------------------------------------------------------------------------
          520,000    W-H Energy Services Inc.(1)                      8,954,400
-------------------------------------------------------------------------------
                                                                     34,244,850
-------------------------------------------------------------------------------

PROPERTY & CASUALTY INSURANCE - 4.4%
-------------------------------------------------------------------------------
           90,000    Erie Indemnity Company                           3,266,100
-------------------------------------------------------------------------------
          325,000    HCC Insurance Holdings, Inc.                     8,307,000
-------------------------------------------------------------------------------
          420,000    Horace Mann Educators Corp.                      5,510,400
-------------------------------------------------------------------------------
          400,000    Platinum Underwriters Holdings                  10,140,000
-------------------------------------------------------------------------------
          210,000    PMI Group, Inc. (The)                            5,365,500
-------------------------------------------------------------------------------
          295,000    ProAssurance Corp.(1)                            6,938,400
-------------------------------------------------------------------------------
          105,000    Safety Insurance Group, Inc.                     1,367,625
-------------------------------------------------------------------------------
                                                                     40,895,025
-------------------------------------------------------------------------------

See Notes to Financial Statements.                                  (continued)

                                                                         ------
                                                                         19

Small Cap Value - Schedule of Investments

MARCH 31, 2003

Shares                                                                  Value
-------------------------------------------------------------------------------

PUBLISHING - 0.7%
-------------------------------------------------------------------------------
          215,000    Banta Corp.                                     $6,338,200
-------------------------------------------------------------------------------

REAL ESTATE INVESTMENT TRUST - 2.1%
-------------------------------------------------------------------------------
          510,000    Getty Realty Corp.                               9,577,800
-------------------------------------------------------------------------------
          210,000    Heritage Property
                     Investment Trust                                 5,260,500
-------------------------------------------------------------------------------
          395,000    Senior Housing Properties Trust                  4,562,250
-------------------------------------------------------------------------------
                                                                     19,400,550
-------------------------------------------------------------------------------

RESTAURANTS - 3.1%
-------------------------------------------------------------------------------
          320,000    AFC Enterprises Inc.(1)                          4,312,000
-------------------------------------------------------------------------------
          255,000    CEC Entertainment Inc.(1)                        6,938,550
-------------------------------------------------------------------------------
          830,000    Jack in the Box Inc.(1)                         15,031,300
-------------------------------------------------------------------------------
          125,000    Papa John's International, Inc.(1)               3,128,750
-------------------------------------------------------------------------------
                                                                     29,410,600
-------------------------------------------------------------------------------

SECURITIES & ASSET MANAGEMENT - 0.6%
-------------------------------------------------------------------------------
          165,000    Investment Technology
                     Group Inc.(1)                                    2,305,050
-------------------------------------------------------------------------------
          125,000    Raymond James Financial, Inc.                    3,233,750
-------------------------------------------------------------------------------
                                                                      5,538,800
-------------------------------------------------------------------------------

SEMICONDUCTOR - 1.1%
-------------------------------------------------------------------------------
          440,000    Avnet Inc.(1)                                    4,611,200
-------------------------------------------------------------------------------
          180,000    DuPont Photomasks, Inc.(1)                       3,613,500
-------------------------------------------------------------------------------
        1,025,000    Mattson Technology Inc.(1)                       1,891,125
-------------------------------------------------------------------------------
                                                                     10,115,825
-------------------------------------------------------------------------------

SPECIALTY STORES - 0.6%
-------------------------------------------------------------------------------
          130,000    Linens 'n Things, Inc.(1)                        2,641,600
-------------------------------------------------------------------------------
          105,000    Zale Corp.(1)                                    3,437,700
-------------------------------------------------------------------------------
                                                                      6,079,300
-------------------------------------------------------------------------------

THRIFTS - 0.9%
-------------------------------------------------------------------------------
          405,000    Washington Federal, Inc.                         8,539,425
-------------------------------------------------------------------------------

TRUCKING, SHIPPING & AIR FREIGHT - 1.1%
-------------------------------------------------------------------------------
          150,000    Ryder System, Inc.                               3,076,500
-------------------------------------------------------------------------------
          300,000    USFreightways Corp.                              7,581,000
-------------------------------------------------------------------------------
                                                                     10,657,500
-------------------------------------------------------------------------------

TOTAL COMMON STOCKS
(Cost $887,057,142)                                                 826,167,188
-------------------------------------------------------------------------------
===============================================================================

CONVERTIBLE PREFERRED
===============================================================================

STOCKS - 2.7%

ENERGY RESERVES & PRODUCTION - 0.5%
-------------------------------------------------------------------------------
           95,000    Chesapeake Energy Corp.,
                     6.00%, 12/31/49
                     (Acquired 2/27/03-3/31/03,
                     Cost $4,937,158)(2)                              5,094,375
-------------------------------------------------------------------------------

LIFE & HEALTH INSURANCE - 0.6%
-------------------------------------------------------------------------------
          215,000    Phoenix Companies Inc.,
                     7.25%, 2/16/06                                   5,342,750
-------------------------------------------------------------------------------

Shares/Principal Amount                                                 Value
-------------------------------------------------------------------------------

MINING & METALS - 0.5%
-------------------------------------------------------------------------------
           80,000    Arch Coal Inc.,
                     5.00%, 12/31/49                                 $4,700,000
-------------------------------------------------------------------------------

PROPERTY & CASUALTY INSURANCE - 1.1%
-------------------------------------------------------------------------------
          390,000    United Fire & Casualty Co.,
                     Series A, 6.375%, 5/15/14                       10,403,250
-------------------------------------------------------------------------------

TOTAL CONVERTIBLE PREFERRED STOCKS
(Cost $24,157,971)                                                   25,540,375
-------------------------------------------------------------------------------
===============================================================================

PREFERRED STOCKS - 2.4%

BANKS - 1.1%
-------------------------------------------------------------------------------
           97,500    Bancorpsouth Capital Trust I,
                     8.15%, 1/28/32                                   2,565,225
-------------------------------------------------------------------------------
           45,000    Chittenden Capital Trust I,
                     8.00%, 7/1/32                                    1,170,000
-------------------------------------------------------------------------------
          110,000    MB Financial Capital Trust I,
                     8.60%, 9/30/32                                   2,905,100
-------------------------------------------------------------------------------
           57,000    Sterling Bancshares Capital
                     Trust III, 8.30%, 9/26/32                        1,485,705
-------------------------------------------------------------------------------
          106,000    Valley National Bancorp Capital
                     Trust I, 7.75%, 12/15/31                         2,768,720
-------------------------------------------------------------------------------
                                                                     10,894,750
-------------------------------------------------------------------------------

GAS & WATER UTILITIES - 0.4%
-------------------------------------------------------------------------------
           58,000    AGL Capital Trust II,
                     8.00%, 5/15/41                                   1,531,200
-------------------------------------------------------------------------------
           71,500    Laclede Captial Trust I,
                     7.70%, 12/1/32                                   1,877,590
-------------------------------------------------------------------------------
                                                                      3,408,790
-------------------------------------------------------------------------------

REAL ESTATE INVESTMENT TRUST - 0.9%
-------------------------------------------------------------------------------
          130,500    Hospitality Properties, Series B,
                     8.875%, 12/10/07                                 3,347,325
-------------------------------------------------------------------------------
          100,000    HRPT Properties Trust, Series B,
                     8.75%, 9/12/07                                   2,609,000
-------------------------------------------------------------------------------
           95,000    Mills Corp. (The), Series B,
                     9.00%, 10/9/07                                   2,451,000
-------------------------------------------------------------------------------
                                                                      8,407,325
-------------------------------------------------------------------------------

TOTAL PREFERRED STOCKS
(Cost $22,139,742)                                                   22,710,865
-------------------------------------------------------------------------------
===============================================================================

CONVERTIBLE BONDS - 1.4%

APPAREL & TEXTILES - 0.3%
-------------------------------------------------------------------------------
       $3,310,000    Skechers U.S.A. Inc.,
                     4.50%, 4/15/07                                   2,619,038
-------------------------------------------------------------------------------

CLOTHING STORES - 0.3%
-------------------------------------------------------------------------------
        2,300,000    Foot Locker Inc., 5.50%, 6/1/08                  2,394,875
-------------------------------------------------------------------------------

ELECTRICAL EQUIPMENT - 0.3%
-------------------------------------------------------------------------------
        3,550,000    Comverse Technology Inc.,
                     1.50%, 12/1/05                                   3,234,938
-------------------------------------------------------------------------------

See Notes to Financial Statements.                                  (continued)

------
    20

Small Cap Value - Schedule of Investments

MARCH 31, 2003

Principal Amount                                                        Value
-------------------------------------------------------------------------------

MEDICAL PRODUCTS & SUPPLIES - 0.5%
-------------------------------------------------------------------------------
       $4,700,000    Invitrogen Corporation,
                     5.50%, 3/1/07                                   $4,488,499
-------------------------------------------------------------------------------

TOTAL CONVERTIBLE BONDS
(Cost $12,488,439)                                                   12,737,350
-------------------------------------------------------------------------------
===============================================================================

TEMPORARY CASH INVESTMENTS - 5.3%

Repurchase Agreement, Bank of America
Securities, LLC, (U.S. Treasury
obligations), in a joint trading
account at 1.21%, dated 3/31/03,
due 4/1/03
(Delivery value $2,800,094)                                           2,800,000
-------------------------------------------------------------------------------

                                                                        Value
-------------------------------------------------------------------------------

Repurchase Agreement, Merrill
Lynch & Co., Inc., (U.S. Treasury
obligations), in a joint trading
account at 1.23%, dated 3/31/03,
due 4/1/03
(Delivery value $46,701,596)                                        $46,700,000
-------------------------------------------------------------------------------

TOTAL TEMPORARY CASH INVESTMENTS
(Cost $49,500,000)                                                   49,500,000
-------------------------------------------------------------------------------

TOTAL INVESTMENT SECURITIES - 100.0%
(Cost $995,343,294)                                                $936,655,778
===============================================================================

NOTES TO SCHEDULE OF INVESTMENTS

(1) Non-income producing.

(2) Security was purchased under Rule 144A of the Securities Act of 1933 or is a private placement and,
    unless registered under the Act or exempted from registration, may only be sold to qualified institutional  investors. The aggregate value of restricted securities at March 31, 2003, was $5,094,375, which represented 0.5% of net assets.

See Notes to Financial Statements.

                                                                         ------
                                                                         21

Statement of Assets and Liabilities

MARCH 31, 2003
--------------------------------------------------------------------------------
                                                      EQUITY          SMALL
                                                      INCOME        CAP VALUE
================================================================================
ASSETS
--------------------------------------------------------------------------------
Investment securities, at value
(cost of $1,541,194,199, and
$995,343,294,
respectively)                                   $1,514,189,671     $936,655,778
----------------------------------------------
Cash                                                 3,431,903        1,494,724
----------------------------------------------
Receivable for investments sold                     10,595,260       11,338,830
----------------------------------------------
Receivable for capital shares sold                   2,203,393           26,094
----------------------------------------------
Dividends and interest income receivable             4,010,502        1,132,102
--------------------------------------------------------------------------------
                                                 1,534,430,729      950,647,528
---------------------------------------------------------------------------------
=================================================================================
LIABILITIES
----------------------------------------------
Payable for investments purchased                    7,632,077       23,333,670
----------------------------------------------
Payable for variation margin on futures contracts    1,018,405               --
----------------------------------------------
Accrued management fees                              1,227,205          937,153
----------------------------------------------
Distribution fees payable                               39,233           38,075
----------------------------------------------
Service fees payable                                    34,266           36,862
--------------------------------------------------------------------------------
                                                     9,951,186       24,345,760
--------------------------------------------------------------------------------
NET ASSETS                                      $1,524,479,543     $926,301,768
================================================================================
================================================================================
NET ASSETS CONSIST OF:
----------------------------------------------
Capital (par value and paid-in surplus)         $1,639,798,091   $1,100,699,382
----------------------------------------------
Accumulated undistributed net
investment income (loss)                               (35,891)         192,836
----------------------------------------------
Accumulated net realized loss on investment
and foreign currency transactions                  (87,458,641)    (115,902,934)
---------------------------------------------------------
Net unrealized depreciation on investments
and translation of assets and
liabilities in foreign currencies                  (27,824,016)     (58,687,516)
--------------------------------------------------------------------------------
                                                $1,524,479,543     $926,301,768
================================================================================
INVESTOR CLASS, $0.01 PAR VALUE
--------------------------------------------------------------------------------
Net assets                                       $1,277,477,870    $670,754,982
----------------------------------------------
Shares outstanding                                  205,248,147      104,226,84
----------------------------------------------
Net asset value per share                                 $6.22           $6.44
--------------------------------------------------------------------------------

INSTITUTIONAL CLASS, $0.01 PAR VALUE
--------------------------------------------------------------------------------
Net assets                                          $77,837,137      $79,546,34
----------------------------------------------
Shares outstanding                                   12,498,508      12,342,201
----------------------------------------------
Net asset value per share                                 $6.23           $6.45
--------------------------------------------------------------------------------

ADVISOR CLASS, $0.01 PAR VALUE
--------------------------------------------------------------------------------
Net assets                                         $156,910,979    $173,064,045
----------------------------------------------
Shares outstanding                                   25,221,177      26,907,622
----------------------------------------------
Net asset value per share                                 $6.22           $6.43
--------------------------------------------------------------------------------

C CLASS, $0.01 PAR VALUE
--------------------------------------------------------------------------------
Net assets                                          $12,253,557      $2,936,395
----------------------------------------------
Shares outstanding                                    1,971,834         462,295
----------------------------------------------
Net asset value per share                                 $6.21           $6.35
--------------------------------------------------------------------------------

See Notes to Financial Statements.

------
    22

Statement of Operations

YEAR ENDED MARCH 31, 2003
--------------------------------------------------------------------------------
                                                       EQUITY          SMALL
                                                       INCOME        CAP VALUE
================================================================================
INVESTMENT INCOME

INCOME:
----------------------------------------------
Dividends (net of foreign taxes withheld of
$246,069 for Equity Income and including
$389,692 from affiliates for Small Cap Value)       $39,353,560     $18,568,561
----------------------------------------------
Interest                                              8,037,817       1,512,262
--------------------------------------------------------------------------------
                                                     47,391,377      20,080,823
--------------------------------------------------------------------------------

EXPENSES:
----------------------------------------------
Management fees                                      12,745,994      14,857,647
----------------------------------------------
Distribution fees:
----------------------------------------------
  Advisor Class                                         257,689         467,284
--------------------------------------------------------------------------------
  C Class                                                60,922          22,776
--------------------------------------------------------------------------------
Service fees:
----------------------------------------------
  Advisor Class                                         257,689         467,284
--------------------------------------------------------------------------------
  C Class                                                20,307           7,592
--------------------------------------------------------------------------------
Directors' fees and expenses                             17,483          19,537
--------------------------------------------------------------------------------
                                                     13,360,084      15,842,120
--------------------------------------------------------------------------------
NET INVESTMENT INCOME                                34,031,293       4,238,703
--------------------------------------------------------------------------------
================================================================================
REALIZED AND UNREALIZED LOSS

NET REALIZED LOSS ON:
----------------------------------------------
Investment transactions (including
$(45,852,002) from affiliates for
Small Cap Value)                                    (86,222,902)   (106,206,454)
----------------------------------------------
Foreign currency transactions                          (520,050)             --
--------------------------------------------------------------------------------
                                                    (86,742,952)   (106,206,454)
--------------------------------------------------------------------------------
CHANGE IN NET UNREALIZED DEPRECIATION ON:
----------------------------------------------
Investments                                        (117,789,875)   (247,914,277)
----------------------------------------------
Translation of assets and liabilities
in foreign currencies                                   (18,956)             --
--------------------------------------------------------------------------------
                                                   (117,808,831)   (247,914,277)
--------------------------------------------------------------------------------

NET REALIZED AND UNREALIZED LOSS                   (204,551,783)   (354,120,731)
--------------------------------------------------------------------------------

NET DECREASE IN NET ASSETS
RESULTING FROM OPERATIONS                         $(170,520,490)  $(349,882,028)
================================================================================

See Notes to Financial Statements.

                                                                         ------
                                                                         23

Statement of Changes in Net Assets

YEARS ENDED MARCH 31, 2003 AND MARCH 31, 2002
----------------------------------------------------------------------------------------------------------------------
                                                       EQUITY INCOME                      SMALL CAP VALUE
----------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS                 2003                2002               2003               2002
=======================================================================================================================
OPERATIONS
---------------------------------
Net investment income                      $    34,031,293    $    19,857,735    $      4,238,703     $   2,282,162
---------------------------------
Net realized gain (loss)                       (86,742,952)        41,824,181        (106,206,454)       60,430,578
---------------------------------
Change in net unrealized depreciation         (117,808,831)        63,159,509        (247,914,277)      176,832,852
-----------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets
resulting from operations                     (170,520,490)       124,841,425        (349,882,028)      239,545,592
-----------------------------------------------------------------------------------------------------------------------
=======================================================================================================================
DISTRIBUTIONS TO SHAREHOLDERS

From net investment income:
---------------------------------
  Investor Class                               (28,852,243)       (17,242,085)         (2,197,018)       (2,147,040)
---------------------------------
  Institutional Class                           (2,051,311)        (1,249,824)           (438,373)         (118,534)
---------------------------------
  Advisor Class                                 (2,523,809)          (995,395)           (146,630)          (47,387)
---------------------------------
  C Class                                         (139,021)            (9,681)                 --              (180)
---------------------------------
From net realized gains:
---------------------------------
  Investor Class                               (17,093,197)        (4,485,457)        (35,958,617)      (23,501,956)
---------------------------------
  Institutional Class                           (1,246,174)          (346,054)         (4,104,621)         (905,328)
---------------------------------
  Advisor Class                                 (1,733,545)          (300,918)         (8,177,684)       (1,976,101)
---------------------------------
  C Class                                         (129,993)            (3,577)           (128,344)          (67,388)
-----------------------------------------------------------------------------------------------------------------------
Decrease in net assets from distributions      (53,769,293)       (24,632,991)        (51,151,287)      (28,763,914)
-----------------------------------------------------------------------------------------------------------------------
=======================================================================================================================
CAPITAL SHARE TRANSACTIONS

Net increase (decrease) in
net assets from
capital share transactions                     579,060,036        555,057,841        (249,311,127)    1,111,154,001
-----------------------------------------------------------------------------------------------------------------------

NET INCREASE (DECREASE) IN NET ASSETS          354,770,253        655,266,275        (650,344,442)    1,321,935,679
=======================================================================================================================
NET ASSETS

Beginning of period                          1,169,709,290        514,443,015       1,576,646,210       254,710,531
-----------------------------------------------------------------------------------------------------------------------
End of period                               $1,524,479,543     $1,169,709,290     $   926,301,768    $1,576,646,210
=======================================================================================================================

Accumulated undistributed net
investment income (loss)                          $(35,891)          $743,556            $192,836                --
=======================================================================================================================

See Notes to Financial Statements.

------
    24

Notes to Financial Statements

MARCH 31, 2003

 1. ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

ORGANIZATION -- American Century Capital Portfolios, Inc. (the corporation) is registered under the Investment Company Act of 1940 (the 1940 Act) as an
open-end management investment company. Equity Income Fund (Equity Income) and
Small Cap Value Fund (Small Cap Value) (collectively, the funds) are two funds in a series issued by the corporation. The funds are diversified under the 1940
Act. Equity Income's investment objective is the production of current income;
capital appreciation is a secondary objective.  The fund pursues its investment objective by investing in securities of companies with a favorable income-paying history. Small Cap Value's investment objective is long-term capital growth. The production of income is a secondary objective. Small Cap Value seeks to achieve its investment objective by investing in stocks of smaller market capitalization companies that management believes to be undervalued at the time of purchase.
The following is a summary of the funds' significant accounting policies.

MULTIPLE CLASS -- The funds are authorized to issue the Investor Class, the
Institutional Class, the Advisor Class and the C Class. The C Class may be
subject to a contingent deferred sales charge. The share classes differ principally in their respective sales charges and shareholder servicing and distribution expenses and arrangements. All shares of each fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the funds are allocated to each class of shares based on their relative net assets.

SECURITY VALUATIONS -- Securities traded primarily on a principal securities exchange are valued at the last reported sales price, or at the mean of the latest bid and asked prices where no last sales price is available. Depending on local convention or regulation, securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the latest sales price, or the official close price. Debt securities not traded on a principal securities exchange are valued through a commercial pricing service or at the mean of the most recent bid and asked prices. Discount notes are valued through a commercial pricing service. When valuations are not readily available, securities are valued at fair value as determined in accordance with procedures adopted by the
Board of Directors.

SECURITY TRANSACTIONS -- Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

INVESTMENT INCOME -- Dividend income less foreign taxes withheld, if any, is recorded as of the ex-dividend date. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

FUTURES CONTRACTS -- The funds may enter into stock index futures contracts in order to manage the funds' exposure to changes in market conditions. One of the risks of entering into futures contracts is the possibility that the change in value of the contract may not correlate with the changes in value of the underlying securities. Upon entering into a futures contract, the funds are required to deposit either cash or securities in an amount equal to a certain percentage of the contract value (initial margin). Subsequent payments
(variation margin) are made or received daily, in cash, by the funds. The variation margin is equal to the daily change in the contract value and is recorded as unrealized gains and losses. The funds recognize a realized gain or loss when the contract is closed or expires. Net realized and unrealized gains or losses occurring during the holding period of futures contracts are a component of realized gain (loss) on investment transactions and unrealized appreciation (depreciation) on investments, respectively.

OPTIONS CONTRACTS -- The funds may purchase put options in order to manage the exposure to changes in market conditions. One of the risks of entering into options contracts is the possibility that the change in value of the contract may not correlate with the changes in value of the underlying securities. The proceeds from securities sold through the exercise of put options are decreased by the premium paid to purchase the put options.

FOREIGN CURRENCY TRANSACTIONS -- All assets and liabilities initially expressed in foreign currencies are translated into U.S. dollars at prevailing exchange rates at period end. Purchases and sales of investment securities, dividend and interest income, and certain expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. For assets and liabilities, other than investments in securities, net realized and unrealized gains and losses from foreign currency translations arise from changes in currency exchange rates.

                                                                    (continued)

                                                                         ------
                                                                         25

Notes to Financial Statements

MARCH 31, 2003

 1. ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

Net realized and unrealized foreign currency exchange gains or losses occurring during the holding period of investment securities are a component of realized gain (loss) on investment transactions and unrealized appreciation
(depreciation) on investments, respectively. Certain countries may impose taxes on the contract amount of purchases and sales of foreign currency contracts in their currency. The funds record the foreign tax expense, if any, as a reduction to the net realized gain (loss) on foreign currency transactions.

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS -- The funds may enter into forward foreign currency exchange contracts to facilitate transactions of securities denominated in a foreign currency or to hedge the funds' exposure to foreign currency exchange rate fluctuations. The net U.S. dollar value of foreign currency underlying all contractual commitments held by the funds and the resulting unrealized appreciation or depreciation are determined daily using prevailing exchange rates. The funds bear the risk of an unfavorable change in the foreign currency exchange rate underlying the forward contract.
Additionally, losses may arise if the counterparties do not perform under the contract terms.

REPURCHASE AGREEMENTS -- The funds may enter into repurchase agreements with institutions that the funds' investment manager, American Century Investment
Management, Inc. (ACIM), has determined are creditworthy pursuant to criteria adopted by the Board of Directors. Each repurchase agreement is recorded at cost. Each fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable each fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to each fund under each repurchase agreement.

JOINT TRADING ACCOUNT -- Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, each fund, along with other registered investment companies having management agreements with ACIM, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

INCOME TAX STATUS -- It is the funds' policy to distribute all net investment income and net  realized gains to shareholders and to otherwise qualify as a regulated investment company  under provisions of the Internal Revenue Code.
Accordingly, no provision has been made for federal or state income taxes.

DISTRIBUTIONS TO SHAREHOLDERS -- Distributions to shareholders are recorded on the ex-dividend date. Distributions from net investment income are declared and paid quarterly. Distributions from net realized gains, if any, are generally declared and paid annually.

USE OF ESTIMATES -- The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates.

 2. FEES AND TRANSACTIONS WITH RELATED PARTIES

MANAGEMENT FEES -- The corporation has entered into a Management Agreement with
ACIM, under which ACIM provides the funds with investment advisory and management services in exchange for a single, unified management fee per class.
The Agreement provides that all expenses of the funds, except brokerage commissions, taxes, interest, fees and expenses of those directors who are not considered "interested persons" as defined in the 1940 Act (including counsel fees) and extraordinary expenses, will be paid by ACIM. The fee is computed daily and paid monthly in arrears based on each class's pro rata share of the funds' average daily closing net assets during the previous month.

Following are the annual management fee schedules for the funds:

                                            EQUITY INCOME       SMALL CAP VALUE
--------------------------------------------------------------------------------
Investor                                        1.00%                1.25%
--------------------------------------------------------------------------------
Institutional                                   0.80%                1.05%
--------------------------------------------------------------------------------
Advisor                                         0.75%                1.00%
--------------------------------------------------------------------------------
C Class                                         1.00%                1.25%
--------------------------------------------------------------------------------

                                                                    (continued)

------
    26

Notes to Financial Statements

MARCH 31, 2003

 2. FEES AND TRANSACTIONS WITH RELATED PARTIES (CONTINUED)

DISTRIBUTION AND SERVICE FEES -- The Board of Directors has adopted a Master
Distribution and Shareholder Services Plan for the Advisor Class and a Master
Distribution and Individual Shareholder Services Plan for the C Class
(collectively, the plans), pursuant to Rule 12b-1 of the 1940 Act. The plans provide that the Advisor Class and C Class will pay American Century Investment
Services, Inc. (ACIS) an annual distribution fee equal to 0.25% and 0.75%, respectively, and an annual service fee equal to 0.25%. The fees are computed daily and paid monthly in arrears based on the Advisor Class's or C Class's average daily closing net assets during the previous month. The distribution fee provides compensation for expenses incurred in connection with distributing shares of the Advisor Class or C Class including, but not limited to, payments to brokers, dealers, and financial institutions that have entered into sales agreements with respect to shares of the funds. The service fee provides compensation for shareholder and administrative services rendered by ACIS, its affiliates or independent third party providers for Advisor Class shares and for individual shareholder services rendered by broker/dealers or other independent financial intermediaries for C Class shares. Fees incurred under the plan during the year ended March 31, 2003, are detailed in the Statement of
Operations.

RELATED PARTIES -- Certain officers and directors of the corporation are also officers and/or directors, and, as a group, controlling stockholders of American
Century Companies, Inc. (ACC), the parent of the corporation's investment manager, ACIM, the distributor of the corporation, ACIS, and the corporation's transfer agent, American Century Services Corporation.

During the year ended March 31, 2003, the funds invested in a money market fund for temporary purposes, which was managed by J.P. Morgan Fleming Asset
Management (USA) Inc. (JPMFAM). JPMFAM is a wholly owned subsidiary of J.P.
Morgan Chase & Co. (JPM). JPM is an equity investor in ACC. The funds have a bank line of credit agreement with JPM.

 3. INVESTMENT TRANSACTIONS

Investment transactions, excluding short-term investments, for the year ended
March 31, 2003, were as follows:

                                      EQUITY INCOME             SMALL CAP VALUE
--------------------------------------------------------------------------------
Purchases                             $2,032,567,678            $1,221,428,646
--------------------------------------------------------------------------------
Proceeds from sales                   $1,469,513,344            $1,434,159,039
--------------------------------------------------------------------------------

                                                                    (continued)

                                                                         ------
                                                                         27

Notes to Financial Statements

MARCH 31, 2003

 4. CAPITAL SHARE TRANSACTIONS

Transactions in shares of the funds were as follows:

                                                                   EQUITY INCOME                           SMALL CAP VALUE
------------------------------------------------------------------------------------------------------------------------------------
                                                              SHARES             AMOUNT                SHARES             AMOUNT
------------------------------------------------------------------------------------------------------------------------------------
====================================================================================================================================
INVESTOR CLASS
------------------------------------------------------------------------------------------------------------------------------------
YEAR ENDED MARCH 31, 2003
SHARES AUTHORIZED                                           400,000,000                             500,000,000
====================================================================================================================================
Sold                                                        126,869,218       $844,893,488           49,792,237       $ 390,740,182
-------------------------------------------------------
Issued in reinvestment of distributions                       6,523,806         42,636,828            5,162,512          35,290,424
-------------------------------------------------------
Redeemed                                                    (67,396,686)      (441,407,719)        (102,245,090)       (749,618,497)
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease)                                      65,996,338       $446,122,597          (47,290,341)      $(323,587,891)
====================================================================================================================================

YEAR ENDED MARCH 31, 2002
SHARES AUTHORIZED                                           300,000,000                             400,000,000
====================================================================================================================================
Sold                                                        110,852,624       $771,867,129          187,520,379      $1,422,240,743
-------------------------------------------------------
Issued in reinvestment of distributions                       2,928,233         20,390,751            3,057,696          23,602,179
-------------------------------------------------------
Redeemed                                                    (46,800,853)      (322,098,921)         (73,226,252)       (545,885,802)
------------------------------------------------------------------------------------------------------------------------------------
Net increase                                                 66,980,004       $470,158,959          117,351,823     $   899,957,120
====================================================================================================================================
====================================================================================================================================
INSTITUTIONAL CLASS
------------------------------------------------------------------------------------------------------------------------------------
YEAR ENDED MARCH 31, 2003
SHARES AUTHORIZED                                            35,000,000                              50,000,000
====================================================================================================================================
Sold                                                         10,215,767        $68,080,282            9,080,438         $72,796,248
-------------------------------------------------------
Issued in reinvestment of distributions                         464,724          3,042,376              630,987           4,316,912
-------------------------------------------------------
Redeemed                                                     (7,108,997)       (46,593,748)          (7,073,336)        (51,307,724)
------------------------------------------------------------------------------------------------------------------------------------
Net increase                                                  3,571,494        $24,528,910            2,638,089         $25,805,436
====================================================================================================================================

YEAR ENDED MARCH 31, 2002
SHARES AUTHORIZED                                            25,000,000                              12,500,000
====================================================================================================================================
Sold                                                          9,609,339        $65,703,337            9,737,838         $75,993,635
-------------------------------------------------------
Issued in reinvestment of distributions                         192,344          1,343,687              129,752           1,002,871
-------------------------------------------------------
Redeemed                                                     (3,831,540)       (27,042,779)          (1,464,366)        (11,497,830)
------------------------------------------------------------------------------------------------------------------------------------
Net increase                                                  5,970,143        $40,004,245            8,403,224         $65,498,676
====================================================================================================================================
====================================================================================================================================

ADVISOR CLASS
------------------------------------------------------------------------------------------------------------------------------------
YEAR ENDED MARCH 31, 2003
SHARES AUTHORIZED                                            35,000,000                             100,000,000
====================================================================================================================================
Sold                                                         21,307,401       $140,186,652           14,031,466        $108,771,082
-------------------------------------------------------
Issued in reinvestment of distributions                         646,462          4,213,686            1,036,024           7,089,436
-------------------------------------------------------
Redeemed                                                     (6,902,549)       (45,592,711)          (9,384,344)        (67,240,456)
------------------------------------------------------------------------------------------------------------------------------------
Net increase                                                 15,051,314      $  98,807,627            5,683,146       $  48,620,062
====================================================================================================================================

YEAR ENDED MARCH 31, 2002
SHARES AUTHORIZED                                            25,000,000                              50,000,000
====================================================================================================================================
Sold                                                          8,330,904        $58,034,642           20,963,504        $163,801,994
-------------------------------------------------------
Issued in reinvestment of distributions                         184,473          1,285,718              249,394           1,925,239
-------------------------------------------------------
Redeemed                                                     (2,657,543)       (18,251,584)          (3,108,049)        (23,549,570)
------------------------------------------------------------------------------------------------------------------------------------
Net increase                                                  5,857,834        $41,068,776           18,104,849        $142,177,663
====================================================================================================================================

                                                                    (continued)

------
    28

Notes to Financial Statements

MARCH 31, 2003

 4. CAPITAL SHARE TRANSACTIONS (CONTINUED)

                                                                   EQUITY INCOME                         SMALL CAP VALUE
------------------------------------------------------------------------------------------------------------------------------------
                                                              SHARES               AMOUNT            SHARES             AMOUNT
------------------------------------------------------------------------------------------------------------------------------------
====================================================================================================================================
C CLASS
------------------------------------------------------------------------------------------------------------------------------------
YEAR ENDED MARCH 31, 2003
SHARES AUTHORIZED                                            10,000,000                            12,500,000
====================================================================================================================================
Sold                                                          1,617,121        $10,754,876             70,196          $  457,189
-------------------------------------------------------
Issued in reinvestment of distributions                          34,947            228,049             15,446             104,723
-------------------------------------------------------
Redeemed                                                       (218,221)        (1,382,023)           (88,518)           (710,646)
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease)                                       1,433,847       $  9,600,902             (2,876)          $(148,734)
====================================================================================================================================

PERIOD ENDED MARCH 31, 2002(1)
SHARES AUTHORIZED                                            10,000,000                            12,500,000
====================================================================================================================================
Sold                                                            538,988         $3,832,691            462,776          $3,503,425
-------------------------------------------------------
Issued in reinvestment of distributions                           1,508             10,769              7,190              55,495
-------------------------------------------------------
Redeemed                                                         (2,509)           (17,599)            (4,795)            (38,378)
------------------------------------------------------------------------------------------------------------------------------------
Net increase                                                    537,987         $3,825,861            465,171          $3,520,542
====================================================================================================================================

(1) July 13, 2001 (commencement of sale) through March 31, 2002 for Equity
    Income, and June 1, 2001 (commencement of sale) through March 31, 2002 for
    Small Cap Value.

 5. AFFILIATED COMPANY TRANSACTIONS

An affiliated company represents ownership of at least 5% of the voting securities of the issuer and is, therefore, an affiliate as defined in the 1940
Act. A summary of transactions for each issuer which is or was an affiliate at or during the year ended March 31, 2003 follows:

                           SHARE BALANCE      PURCHASE        SALES        REALIZED        DIVIDEND           MARCH 31, 2003
ISSUER                        3/31/02          COST           COST        GAIN (LOSS)       INCOME    SHARE BALANCE     MARKET VALUE
------------------------------------------------------------------------------------------------------------------------------------
====================================================================================================================================
SMALL CAP VALUE
------------------------------------------------------------------------------------------------------------------------------------
AmeriPath Inc.(1)(2)          1,050,000     $22,981,039   $51,596,585    $(9,135,012)             --            --              --
---------------------------
Insituform
Technologies,
Inc. Cl A(1)(2)               1,030,000      12,888,808    15,018,602     (1,956,091)             --        985,000      $13,272,875
---------------------------
Kadant Inc.(1)(2)               830,000         393,705     7,262,006        330,597              --        335,000        5,490,650
---------------------------
Measurement
Specialties Inc.(1)(2)        1,110,000              --    13,350,572    (11,723,400)             --             --              --
---------------------------
Medallion Financial Corp.(2)  1,010,000         971,628     4,167,097     (2,513,179)        $34,200        780,000        3,127,800
---------------------------
NATCO Group Inc.(1)(2)          925,000              --     5,005,769     (2,095,508)             --        480,000        2,712,000
---------------------------
Owens & Minor Inc.(2)         1,250,000       6,663,657    18,914,218     (2,744,143)        355,492        610,000       10,705,500
---------------------------
Pomeroy Computer
Resources, Inc.(1)(2)           640,000              --     9,099,821     (2,164,154)             --             --              --
---------------------------
Roxio Inc.(1)(2)                485,000       4,593,939     9,134,212      1,241,300              --        379,544        2,347,480
---------------------------
SRI/Surgical
Express Inc.(1)(2)              480,084         740,122     7,941,280     (4,824,042)             --             --              --
---------------------------
Swift Energy Co.(1)(2)          625,000      12,340,672    10,791,221     (5,406,880)             --        826,307        7,031,873
---------------------------
Sybron Dental
Specialties Inc.(1)(2)        1,185,000      14,421,871    24,950,352     (3,991,513)             --        675,000       11,778,749
---------------------------
Ulticom Inc.(1)(2)            1,320,000       3,661,005     7,787,126       (869,977)             --        880,000        5,654,000
------------------------------------------------------------------------------------------------------------------------------------

                                            $79,656,446  $185,018,861   $(45,852,002)       $389,692                     $62,120,927
====================================================================================================================================

(1) Non-income producing.

(2) Issuer was not an affiliate at March 31, 2003.

                                                                    (continued)

                                                                         ------
                                                                         29

Notes to Financial Statements

MARCH 31, 2003

 6. BANK LINE OF CREDIT

The funds, along with certain other funds managed by ACIM, have a $620,000,000 unsecured bank line of credit agreement with JPM, which was renewed from
$650,000,000 effective December 17, 2002. The funds may borrow money for temporary or emergency purposes to fund shareholder redemptions. Borrowings under the agreement bear interest at the Federal Funds rate plus 0.50%. The funds did not borrow from the line during the year ended March 31, 2003.

 7. FEDERAL TAX INFORMATION

The tax character of distributions paid during the years ended March 31, 2003 and March 31, 2002 were as follows:

                           EQUITY INCOME                SMALL CAP VALUE
--------------------------------------------------------------------------------
                       2003          2002            2003             2002
--------------------------------------------------------------------------------
================================================================================
DISTRIBUTIONS PAID FROM
------------------------------------------------
Ordinary Income    $53,769,293    $24,632,991     $48,700,444        $28,690,062
--------------------------------------------------------------------------------
Long-Term Capital Gain      --             --      $2,450,843            $73,852
--------------------------------------------------------------------------------

The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts.

As of March 31, 2003, the components of distributable earnings on a tax-basis and the federal tax cost of investments were as follows:

                                              EQUITY INCOME     SMALL CAP VALUE
--------------------------------------------------------------------------------
================================================================================
COMPONENTS OF DISTRIBUTABLE EARNINGS AND TAX COST
--------------------------------------------------------------------------------
Federal tax cost of investments              $1,579,041,040      $1,034,284,212
================================================================================
Gross tax appreciation of investments           $42,904,355          $39,995,21
-------------------------------------------
Gross tax depreciation of investments          (107,755,724)       (137,623,650)
--------------------------------------------------------------------------------
Net tax depreciation of investments            $(64,851,369)       $(97,628,434)
================================================================================
Net tax appreciation on derivatives
and translation of assets and
liabilities in foreign currencies                    $1,600                  --
--------------------------------------------------------------------------------
Net tax depreciation                           $(64,849,769)       $(97,628,434)
================================================================================
Undistributed ordinary income                      $(35,891)           $192,836
-------------------------------------------
Accumulated capital losses                     $(45,509,616)       $(29,073,102)
-------------------------------------------
Capital loss deferral                           $(4,923,272)       $(47,888,914)
--------------------------------------------------------------------------------

The difference between book-basis and tax-basis unrealized appreciation
(depreciation) is attributable primarily to the tax deferral of losses on wash sales.

The accumulated capital losses listed above represent net capital loss carryovers that may be used to offset future realized capital gains for federal income tax purposes. The capital loss carryovers expire in 2011 for both Equity
Income and Small Cap Value.

The capital loss deferrals represent net capital losses incurred in the five-month period ended March 31, 2003. The funds have elected to treat such losses as having been incurred in  the following fiscal year for federal income tax purposes.

                                                                    (continued)

------
    30

Notes to Financial Statements

MARCH 31, 2003

 8. OTHER TAX INFORMATION (UNAUDITED)

The following information is provided pursuant to provisions of the Internal
Revenue Code.

During the fiscal year ended March 31, 2003, the following amount distributed was designated as capital gains dividends.

--------------------------------------------------------------------------------
              EQUITY INCOME                         SMALL CAP VALUE
--------------------------------------------------------------------------------
                   --                                 $2,450,843
--------------------------------------------------------------------------------

For corporate taxpayers, the following percentage of the ordinary income distributions paid during the fiscal year ended March 31, 2003, qualify for the corporate dividends received deduction.

-------------------------------------------------------------------------------
             EQUITY INCOME                         SMALL CAP VALUE
-------------------------------------------------------------------------------
                 100%                                   100%
-------------------------------------------------------------------------------

                                                                         ------
                                                                         31

Equity Income - Financial Highlights

For a Share Outstanding Throughout the Years Ended March 31
------------------------------------------------------------------------------------------------------------------
                                                                         INVESTOR CLASS
------------------------------------------------------------------------------------------------------------------
                                                2003           2002           2001           2000           1999
==================================================================================================================
PER-SHARE DATA

Net Asset Value, Beginning of Period            $7.36          $6.47          $5.50          $5.95          $7.15
------------------------------------------------------------------------------------------------------------------
Income From Investment Operations
-----------------------------------
  Net Investment Income(1)                       0.17           0.17           0.18           0.21           0.22
-----------------------------------
  Net Realized and Unrealized Gain (Loss)       (1.05)          0.93           0.96           0.03          (0.23)
------------------------------------------------------------------------------------------------------------------
  Total From Investment Operations              (0.88)          1.10           1.14           0.24          (0.01)
------------------------------------------------------------------------------------------------------------------
Distributions
-----------------------------------
  From Net Investment Income                    (0.16)         (0.17)         (0.17)         (0.21)         (0.23)
-----------------------------------
  From Net Realized Gains                       (0.10)         (0.04)            --          (0.48)         (0.96)
------------------------------------------------------------------------------------------------------------------
  Total Distributions                           (0.26)         (0.21)         (0.17)         (0.69)         (1.19)
------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                  $6.22          $7.36          $6.47          $5.50           $5.95
==================================================================================================================
  TOTAL RETURN(2)                              (12.09)%        17.35%         20.85%          3.88%          (0.44)%
==================================================================================================================
RATIOS/SUPPLEMENTAL DATA

Ratio of Operating Expenses
to Average Net Assets                            1.00%         1.00%           1.00%          1.00%          1.00%
-----------------------------------
Ratio of Net Investment Income
to Average Net Assets                            2.60%         2.49%           3.02%          3.41%          3.31%
-----------------------------------
Portfolio Turnover Rate                           120%          139%            169%           141%           180%
-----------------------------------
Net Assets, End of Period (in thousands)    $1,277,478    $1,025,143        $467,425       $282,692       $296,585
------------------------------------------------------------------------------------------------------------------

(1) Computed using average shares outstanding throughout the period.

(2) Total return assumes reinvestment of net investment income and capital gains distributions, if any. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

See Notes to Financial Statements.

------
    32

Equity Income - Financial Highlights

For a Share Outstanding Throughout the Years Ended March 31 (except as noted)
-----------------------------------------------------------------------------------------------------------------
                                                                     INSTITUTIONAL CLASS
-----------------------------------------------------------------------------------------------------------------
                                              2003           2002           2001           2000          1999(1)
=================================================================================================================
PER-SHARE DATA

Net Asset Value, Beginning of Period         $7.36          $6.47          $5.50          $5.95          $6.96
-----------------------------------------------------------------------------------------------------------------
Income From Investment Operations
-----------------------------------
  Net Investment Income(2)                    0.19           0.19           0.20           0.22           0.07
-----------------------------------
  Net Realized and Unrealized Gain (Loss)    (1.04)          0.92           0.95           0.03           0.06
-----------------------------------------------------------------------------------------------------------------
  Total From Investment Operations           (0.85)          1.11           1.15           0.25           0.13
-----------------------------------------------------------------------------------------------------------------
Distributions
-----------------------------------
  From Net Investment Income                 (0.18)         (0.18)         (0.18)         (0.22)         (0.18)
-----------------------------------
  From Net Realized Gains                    (0.10)         (0.04)            --          (0.48)         (0.96)
-----------------------------------------------------------------------------------------------------------------
  Total Distributions                        (0.28)         (0.22)         (0.18)         (0.70)         (1.14)
-----------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period               $6.23          $7.36          $6.47          $5.50          $5.95
=================================================================================================================
  TOTAL RETURN(3)                            11.77)%        17.40%         21.26%          4.09%          1.60%
=================================================================================================================
RATIOS/SUPPLEMENTAL DATA

Ratio of Operating Expenses
to Average Net Assets                         0.80%          0.80%          0.80%          0.80%       0.80%(4)
-----------------------------------
Ratio of Net Investment Income
to Average Net Assets                         2.80%          2.69%          3.22%          3.61%       1.61%(4)
-----------------------------------
Portfolio Turnover Rate                        120%           139%           169%           141%        180%(5)
-----------------------------------
Net Assets, End of Period (in thousands)    $77,837        $65,738        $19,130        $13,716        $2,654
-----------------------------------------------------------------------------------------------------------------

(1) July 8, 1998 (commencement of sale) through March 31, 1999.

(2) Computed using average shares outstanding throughout the period.

(3) Total return assumes reinvestment of net investment income and capital gains distributions, if any. Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

(4) Annualized.

(5) Portfolio turnover is calculated at the fund level. Percentage indicated
    was calculated for the year ended March 31, 1999.

See Notes to Financial Statements.

                                                                         ------
                                                                         33

Equity Income - Financial Highlights

For a Share Outstanding Throughout the Years Ended March 31
----------------------------------------------------------------------------------------------------------------
                                                                        ADVISOR CLASS
----------------------------------------------------------------------------------------------------------------
                                               2003           2002           2001           2000           1999
================================================================================================================
PER-SHARE DATA

Net Asset Value, Beginning of Period          $7.36          $6.47          $5.50          $5.95          $7.16
----------------------------------------------------------------------------------------------------------------
Income From Investment Operations
-----------------------------------
  Net Investment Income(1)                     0.16           0.16           0.17           0.20           0.21
-----------------------------------
  Net Realized and Unrealized Gain (Loss)     (1.05)          0.92           0.96           0.02          (0.24)
----------------------------------------------------------------------------------------------------------------
  Total From Investment Operations            (0.89)          1.08           1.13           0.22          (0.03)
----------------------------------------------------------------------------------------------------------------
Distributions
-----------------------------------
  From Net Investment Income                  (0.15)         (0.15)         (0.16)         (0.19)         (0.22)
-----------------------------------
  From Net Realized Gains                     (0.10)         (0.04)            --          (0.48)         (0.96)
----------------------------------------------------------------------------------------------------------------
  Total Distributions                         (0.25)         (0.19)         (0.16)         (0.67)         (1.18)
----------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                $6.22          $7.36          $6.47          $5.50          $5.95
================================================================================================================
  TOTAL RETURN(2)                            (12.30)%        17.05%         20.55%          3.61%         (0.75)%
================================================================================================================
RATIOS/SUPPLEMENTAL DATA

Ratio of Operating Expenses
to Average Net Assets                          1.25%          1.25%         1.25%          1.25%          1.25%
-----------------------------------
Ratio of Net Investment Income
to Average Net Assets                          2.35%          2.24%         2.77%          3.16%          3.06%
-----------------------------------
Portfolio Turnover Rate                         120%           139%          169%           141%           180%
-----------------------------------
Net Assets, End of Period (in thousands)    $156,911        $74,868       $27,887        $20,281        $12,251
----------------------------------------------------------------------------------------------------------------

(1) Computed using average shares outstanding throughout the period.

(2) Total return assumes reinvestment of net investment income and capital gains distributions, if any. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

See Notes to Financial Statements.

------
    34

Equity Income - Financial Highlights

For a Share Outstanding Throughout the Years Ended March 31 (except as noted)
--------------------------------------------------------------------------------
                                                              C CLASS
--------------------------------------------------------------------------------
                                                          2003       2002(1)
================================================================================
PER-SHARE DATA

Net Asset Value, Beginning of Period                     $7.36        $6.89
--------------------------------------------------------------------------------
Income From Investment Operations
-----------------------------------
  Net Investment Income(2)                                0.11         0.07
-----------------------------------
  Net Realized and Unrealized Gain (Loss)                (1.06)        0.50
--------------------------------------------------------------------------------
  Total From Investment Operations                       (0.95)        0.57
--------------------------------------------------------------------------------
Distributions
-----------------------------------
  From Net Investment Income                             (0.10)       (0.06)
-----------------------------------
  From Net Realized Gains                                (0.10)       (0.04)
--------------------------------------------------------------------------------
  Total Distributions                                    (0.20)       (0.10)
--------------------------------------------------------------------------------
Net Asset Value, End of Period                           $6.21        $7.36
================================================================================
  TOTAL RETURN(3)                                       (13.08)%       8.45%
================================================================================
RATIOS/SUPPLEMENTAL DATA

Ratio of Operating Expenses
to Average Net Assets                                      2.00%    2.00%(4)
-----------------------------------
Ratio of Net Investment Income
to Average Net Assets                                      1.60%    1.36%(4)
-----------------------------------
Portfolio Turnover Rate                                     120%     139%(5)
-----------------------------------
Net Assets, End of Period (in thousands)                 $12,254     $3,960
--------------------------------------------------------------------------------

(1) July 13, 2001 (commencement of sale) through March 31, 2002.

(2) Computed using average shares outstanding throughout the period.

(3) Total return assumes reinvestment of net investment income and capital gains distributions, if any, and do not reflect applicable sales charges.
    Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences.  The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

(4) Annualized.

(5) Portfolio turnover is calculated at the fund level. Percentage indicated
    was calculated for the year ended March 31, 2002.

See Notes to Financial Statements.

                                                                         ------
                                                                         35

Small Cap Value - Financial Highlights

For a Share Outstanding Throughout the Years Ended March 31 (except as noted)
------------------------------------------------------------------------------------------------------------------
                                                                        INVESTOR CLASS
------------------------------------------------------------------------------------------------------------------
                                              2003            2002           2001           2000          1999(1)
==================================================================================================================
PER-SHARE DATA

Net Asset Value, Beginning of Period          $8.62          $6.60          $5.04          $4.73           $5.00
------------------------------------------------------------------------------------------------------------------
Income From Investment Operations
-----------------------------------
  Net Investment Income(2)                     0.03           0.02           0.07           0.05            0.03
-----------------------------------
  Net Realized and Unrealized Gain (Loss)     (1.87)          2.20           1.74           0.60           (0.24)
------------------------------------------------------------------------------------------------------------------
  Total From Investment Operations            (1.84)          2.22           1.81           0.65           (0.21)
------------------------------------------------------------------------------------------------------------------
Distributions
-----------------------------------
  From Net Investment Income                  (0.02)         (0.02)         (0.05)         (0.06)          (0.02)
-----------------------------------
  From Net Realized Gains                     (0.32)         (0.18)         (0.20)         (0.28)          (0.04)
------------------------------------------------------------------------------------------------------------------
  Total Distributions                         (0.34)         (0.20)         (0.25)         (0.34)          (0.06)
------------------------------------------------------------------------------------------------------------------

Net Asset Value, End of Period                $6.44          $8.62          $6.60          $5.04           $4.73
==================================================================================================================
  TOTAL RETURN(3)                            (21.55)%        33.97%         36.51%         14.37%          (4.24)%
==================================================================================================================
RATIOS/SUPPLEMENTAL DATA

Ratio of Operating Expenses
to Average Net Assets                          1.25%          1.25%          1.25%          1.25%         1.25%(4)
-----------------------------------
Ratio of Net Investment Income
to Average Net Assets                          0.37%          0.27%          1.10%          1.04%         1.02%(4)
-----------------------------------
Portfolio Turnover Rate                         104%            73%           144%           178%            153%
-----------------------------------
Net Assets, End of Period (in thousands)    $670,755     $1,305,952       $225,517        $17,690         $11,410
------------------------------------------------------------------------------------------------------------------

(1) July 31, 1998 (inception) through March 31, 1999.

(2) Computed using average shares outstanding throughout the period.

(3) Total return assumes reinvestment of net investment income and capital gains distributions, if any. Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

(4) Annualized.

See Notes to Financial Statements.

------
    36

Small Cap Value - Financial Highlights

For a Share Outstanding Throughout the Years Ended March 31 (except as noted)
---------------------------------------------------------------------------------------------------------------
                                                                   INSTITUTIONAL CLASS
---------------------------------------------------------------------------------------------------------------
                                             2003           2002           2001           2000          1999(1)
===============================================================================================================
PER-SHARE DATA

Net Asset Value, Beginning of Period        $8.63          $6.61          $5.04          $4.74          $4.83
---------------------------------------------------------------------------------------------------------------
Income From Investment Operations
-----------------------------------
  Net Investment Income(2)                   0.04           0.03           0.07           0.07           0.03
-----------------------------------
  Net Realized and Unrealized Gain (Loss)   (1.87)          2.20           1.76           0.58          (0.06)
---------------------------------------------------------------------------------------------------------------
  Total From Investment Operations          (1.83)          2.23           1.83           0.65          (0.03)
---------------------------------------------------------------------------------------------------------------
Distributions
-----------------------------------
  From Net Investment Income                (0.03)         (0.03)         (0.06)         (0.07)         (0.02)
-----------------------------------
  From Net Realized Gains                   (0.32)         (0.18)         (0.20)         (0.28)         (0.04)
---------------------------------------------------------------------------------------------------------------
  Total Distributions                       (0.35)         (0.21)         (0.26)         (0.35)         (0.06)
---------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period              $6.45          $8.63          $6.61          $5.04          $4.74
===============================================================================================================
  TOTAL RETURN(3)                           21.38)%        34.11%         36.99%         14.39%         (0.60)%
===============================================================================================================
RATIOS/SUPPLEMENTAL DATA

Ratio of Operating Expenses
to Average Net Assets                        1.05%          1.05%          1.05%          1.05%       1.05%(4)
-----------------------------------
Ratio of Net Investment Income
to Average Net Assets                        0.57%          0.47%          1.30%          1.24%       1.22%(4)
-----------------------------------
Portfolio Turnover Rate                       104%            73%           144%           178%        153%(5)
-----------------------------------
Net Assets, End of Period (in thousands)   $79,546        $83,712         $8,593         $2,359          $986
---------------------------------------------------------------------------------------------------------------

(1) October 26, 1998 (commencement of sale) through March 31, 1999.

(2) Computed using average shares outstanding throughout the period.

(3) Total return assumes reinvestment of net investment income and capital gains distributions, if any. Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

(4) Annualized.

(5) Portfolio turnover is calculated at the fund level. Percentage indicated
    was calculated for the year ended March 31, 1999.

See Notes to Financial Statements.

                                                                         ------
                                                                         37

Small Cap Value - Financial Highlights

For a Share Outstanding Throughout the Years Ended March 31 (except as noted)
--------------------------------------------------------------------------------------------------
                                                                 ADVISOR CLASS
--------------------------------------------------------------------------------------------------
                                               2003           2002           2001          2000(1)
==================================================================================================
PER-SHARE DATA

Net Asset Value, Beginning of Period          $8.62          $6.60          $5.04           $4.73
--------------------------------------------------------------------------------------------------
Income From Investment Operations
-----------------------------------
  Net Investment Income(2)                     0.01           --(3)          0.05            0.03
-----------------------------------
  Net Realized and Unrealized Gain (Loss)     (1.87)          2.21           1.75            0.29
--------------------------------------------------------------------------------------------------
  Total From Investment Operations            (1.86)          2.21           1.80            0.32
--------------------------------------------------------------------------------------------------
Distributions
-----------------------------------
  From Net Investment Income                  (0.01)         (0.01)         (0.04)          (0.01)
-----------------------------------
  From Net Realized Gains                     (0.32)         (0.18)         (0.20)             --
--------------------------------------------------------------------------------------------------
  Total Distributions                         (0.33)         (0.19)         (0.24)          (0.01)
--------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                $6.43          $8.62          $6.60           $5.04
==================================================================================================
  TOTAL RETURN(4)                            (21.85)%        33.74%         36.18%           6.86%
==================================================================================================
RATIOS/SUPPLEMENTAL DATA

Ratio of Operating Expenses
to Average Net Assets                          1.50%          1.50%          1.50%        1.50%(5)
-----------------------------------
Ratio of Net Investment Income
to Average Net Assets                          0.12%          0.02%          0.85%        2.21%(5)
-----------------------------------
Portfolio Turnover Rate                         104%            73%           144%         178%(6)
-----------------------------------
Net Assets, End of Period (in thousands)    $173,064       $182,986        $20,600            $91
--------------------------------------------------------------------------------------------------

(1) December 31, 1999 (commencement of sale) through March 31, 2000.

(2) Computed using average shares outstanding throughout the period.

(3) Per-share amount is less than $0.005.

(4) Total return assumes reinvestment of net investment income and capital gains distributions, if any. Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

(5) Annualized.

(6) Portfolio turnover is calculated at the fund level. Percentage indicated
    was calculated for the year ended March 31, 2000.

See Notes to Financial Statements.

------
    38

Small Cap Value - Financial Highlights

For a Share Outstanding Throughout the Years Ended March 31 (except as noted)
-------------------------------------------------------------------------------
                                                              C CLASS
-------------------------------------------------------------------------------
                                                          2003        2002(1)
===============================================================================
PER-SHARE DATA

Net Asset Value, Beginning of Period                     $8.59        $7.57
-------------------------------------------------------------------------------
Income From Investment Operations
-----------------------------------
  Net Investment Loss(2)                                 (0.04)       (0.05)
-----------------------------------
  Net Realized and Unrealized Gain (Loss)                (1.88)        1.23
-------------------------------------------------------------------------------
  Total From Investment Operations                       (1.92)        1.18
-------------------------------------------------------------------------------
Distributions
-----------------------------------
  From Net Investment Income                                --         --(3)
-----------------------------------
  From Net Realized Gains                                (0.32)       (0.16)
-------------------------------------------------------------------------------
  Total Distributions                                    (0.32)       (0.16)
-------------------------------------------------------------------------------
Net Asset Value, End of Period                           $6.35        $8.59
===============================================================================
  TOTAL RETURN(4)                                       (22.58)%      15.80%
===============================================================================
RATIOS/SUPPLEMENTAL DATA

Ratio of Operating Expenses to Average Net Assets          2.25%    2.25%(5)
-----------------------------------
Ratio of Net Investment Loss to Average Net Assets       (0.63)%  (0.78)%(5)
-----------------------------------
Portfolio Turnover Rate                                     104%      73%(6)
-----------------------------------
Net Assets, End of Period (in thousands)                  $2,936     $3,997
-------------------------------------------------------------------------------

(1) June 1, 2001 (commencement of sale) through March 31, 2002.

(2) Computed using average shares outstanding throughout the period.

(3) Per-share amount was less than $0.005.

(4) Total return assumes reinvestment of net investment income and capital gains distributions, if any, and do not reflect applicable sales charges.
    Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences.  The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

(5) Annualized.

(6) Portfolio turnover is calculated at the fund level. Percentage indicated
    was calculated for the year ended March 31, 2002.

See Notes to Financial Statements.

                                                                         ------
                                                                         39

Independent Auditors' Report

The Board of Directors and Shareholders, American Century Capital Portfolios,
Inc:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Equity Income Fund and Small Cap Value Fund
(collectively the "Funds"), two of the funds comprising American Century Capital
Portfolios, Inc., as of March 31, 2003, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the respective financial highlights for the periods presented. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 2003, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial positions of
Equity Income Fund and Small Cap Value Fund of March 31, 2003, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for the periods presented, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP
Kansas City, Missouri
May 9, 2003

------
    40

Management

The individuals listed below serve as directors or officers of the funds. Those listed as interested directors  are "interested" primarily by virtue of their engagement as officers of American Century Companies, Inc. (ACC) or its wholly-owned subsidiaries, including the funds' investment advisor, American
Century Investment Management, Inc. (ACIM); the funds' principal underwriter,
American Century Investment Services, Inc. (ACIS); and the funds' transfer agent, American Century Services Corporation (ACSC).

The other directors (more than  two-thirds of the total number) are independent;
that is, they are not employees or officers of, and have no financial interest in, ACC or any of its wholly-owned subsidiaries, including ACIM, ACIS, and ACSC.

All persons named as officers of the funds also serve in similar capacities for other funds advised by ACIM. Only officers with policy-making functions are listed. No officer is compensated for his or her service as an officer of the funds. The listed officers are interested persons of the funds.

 INDEPENDENT DIRECTORS

THOMAS A. BROWN (62)  4500 Main Street, Kansas City, MO 64111

POSITION(S) HELD WITH FUND: Director

LENGTH OF TIME SERVED (YEARS): 22

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Strategic Account Implementation
Manager, Applied Industrial Technologies, Inc., a corporation engaged in the sale of bearings and power transmission products

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 37

OTHER DIRECTORSHIPS HELD BY DIRECTOR: None
--------------------------------------------------------------------------------

ROBERT W. DOERING, M.D. (70)  4500 Main Street, Kansas City, MO 64111

POSITION(S) HELD WITH FUND: Director Emeritus(1)

LENGTH OF TIME SERVED (YEARS): 1

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Retired, formerly a general surgeon

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 37

OTHER DIRECTORSHIPS HELD BY DIRECTOR: None
--------------------------------------------------------------------------------

-------------------------------------------------------------------------------

ANDREA C. HALL, PH.D. (58)  4500 Main Street, Kansas City, MO 64111

POSITION(S) HELD WITH FUND: Director

LENGTH OF TIME SERVED (YEARS): 5

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Senior Vice President, Midwest
Research Institute

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 37

OTHER DIRECTORSHIPS HELD BY DIRECTOR: Director, Midwest Research Institute
-------------------------------------------------------------------------------

D.D. (DEL) HOCK (68)  4500 Main Street, Kansas City, MO 64111

POSITION(S) HELD WITH FUND: Director

LENGTH OF TIME SERVED (YEARS): 6

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Retired, formerly Chairman, Public
Service Company of Colorado

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 37

OTHER DIRECTORSHIPS HELD BY DIRECTOR:  Director, Allied Motion Technologies,
Inc. and J.D. Edwards & Company
-------------------------------------------------------------------------------

(1) Dr. Robert Doering resigned as full-time director, effective November 5,
    2001, after serving in such capacity for 33 years.
    Dr. Doering continues to serve the board in an advisory capacity. His position as Director Emeritus is an advisory position and involves attendance at one board meeting per year to review prior year-end results for the funds.
    He receives all regular board communications, including monthly mailings, industry newsletters, email communications, and company information, but not quarterly board and committee materials relating to meetings that he does not attend. Dr. Doering is not a director or a member of the board and has no voting power relating to any matters relating to fund operations. He is not an interested person of the funds or ACIM. He receives an annual stipend of
    $2,500 for his services.

                                                                    (continued)

                                                                         ------
                                                                         41

Management

 INDEPENDENT DIRECTORS (CONTINUED)

DONALD H. PRATT (65)  4500 Main Street, Kansas City, MO 64111

POSITION(S) HELD WITH FUND: Director, Vice Chairman of the Board

LENGTH OF TIME SERVED (YEARS): 7

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Chairman, Western Investment, Inc.;
Chairman of the Board, Butler Manufacturing Company

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 37

OTHER DIRECTORSHIPS HELD BY DIRECTOR: Director, Butler Manufacturing Company;
Director,  Atlas-Copco, North America Inc.
--------------------------------------------------------------------------------

GALE E. SAYERS (59)  4500 Main Street, Kansas City, MO 64111

POSITION(S) HELD WITH FUND: Director

LENGTH OF TIME SERVED (YEARS): 2

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: President, Chief Executive Officer,
and Founder, Sayers Computer Source

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 37

OTHER DIRECTORSHIPS HELD BY DIRECTOR: None
--------------------------------------------------------------------------------

-------------------------------------------------------------------------------

M. JEANNINE STRANDJORD (57)  4500 Main Street, Kansas City, MO 64111

POSITION(S) HELD WITH FUND: Director

LENGTH OF TIME SERVED (YEARS): 8

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Senior Vice President,
Finance--Global Markets Group, Sprint Corporation

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 37

OTHER DIRECTORSHIPS HELD BY DIRECTOR: Director, DST Systems, Inc.
-------------------------------------------------------------------------------

TIMOTHY S. WEBSTER (41) 4500 Main Street, Kansas City, MO 64111

POSITION(S) HELD WITH FUND: Director

LENGTH OF TIME SERVED (YEARS): 1

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: President and Chief Executive
Officer, American Italian Pasta Company

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 37

OTHER DIRECTORSHIPS HELD BY DIRECTOR: None
-------------------------------------------------------------------------------

INTERESTED DIRECTORS

JAMES E. STOWERS, JR. (79)(1)  4500 Main Street, Kansas City, MO 64111

POSITION(S) HELD WITH FUND: Director, Chairman of the Board

LENGTH OF TIME SERVED (YEARS): 44

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Chairman, Director, and controlling shareholder, ACC; Chairman, ACIM, ACSC, and other ACC subsidiaries; Director,
ACIM, ACSC, and other ACC subsidiaries

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 37

OTHER DIRECTORSHIPS HELD BY DIRECTOR: None
--------------------------------------------------------------------------------

-------------------------------------------------------------------------------

JAMES E. STOWERS III (43)(1)  4500 Main Street, Kansas City, MO 64111

POSITION(S) HELD WITH FUND: Director

LENGTH OF TIME SERVED (YEARS): 12

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS:  Co-Chairman, ACC (September 2000
to present); Chief Executive Officer, ACC (June 1996 to September 2000); Chief
Executive Officer, ACIM, ACSC, and other ACC subsidiaries; Director, ACC, ACIM,
ACSC, and other ACC subsidiaries

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 37

OTHER DIRECTORSHIPS HELD BY DIRECTOR: None
-------------------------------------------------------------------------------

(1) James E. Stowers, Jr. is the father of James E. Stowers III.

                                                                    (continued)

------
    42

Management

 OFFICERS

WILLIAM M. LYONS (47)  4500 Main Street, Kansas City, MO 64111

POSITION(S) HELD WITH FUND: President

LENGTH OF TIME SERVED (YEARS): 2

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Chief Executive Officer, ACC and
other ACC subsidiaries (September 2000 to present); President, ACC (June 1997 to present); President, ACIM (September 2002 to present); Chief Operating Officer,
ACC (June 1996 to September 2000); General Counsel, ACC, ACIM, ACIS, ACSC, and
other ACC subsidiaries (June 1989 to June 1998); Also serves as: Executive Vice
President, ACIS, ACSC, and other ACC subsidiaries, and Executive Vice President of other ACC subsidiaries
--------------------------------------------------------------------------------

ROBERT T. JACKSON (57)  4500 Main Street, Kansas City, MO 64111

POSITION(S) HELD WITH FUND: Executive Vice President

LENGTH OF TIME SERVED (YEARS): 7

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Chief Administrative Officer, ACC
(August 1997 to present); Chief Financial Officer, ACC (May 1995 to Present);
President, ACSC (January 1999 to present); Executive Vice President, ACC (May
1995 to present); Also serves as: Executive Vice President and Chief Financial
Officer, ACIM, ACIS, and other ACC subsidiaries
--------------------------------------------------------------------------------

MARYANNE ROEPKE, CPA (47)  4500 Main Street, Kansas City, MO 64111

POSITION(S) HELD WITH FUND: Senior Vice President, Treasurer, and Chief
Accounting Officer

LENGTH OF TIME SERVED (YEARS): 2

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Senior Vice President and Assistant
Treasurer, ACSC
--------------------------------------------------------------------------------

-------------------------------------------------------------------------------

DAVID C. TUCKER (44)  4500 Main Street, Kansas City, MO 64111

POSITION(S) HELD WITH FUND: Senior Vice President and General Counsel

LENGTH OF TIME SERVED (YEARS): 4

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Senior Vice President, ACIM, ACIS,
ACSC, and other ACC subsidiaries (June 1998 to present); General Counsel, ACC,
ACIM, ACIS, ACSC, and other ACC subsidiaries (June 1998 to present); Consultant to mutual fund industry (May 1997 to April 1998)
-------------------------------------------------------------------------------

ROBERT LEACH (36)  4500 Main Street, Kansas City, MO 64111

POSITION(S) HELD WITH FUND: Controller

LENGTH OF TIME SERVED (YEARS): 5

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Vice President, ACSC (February 2000
to present); Controller-Fund Accounting, ACSC
-------------------------------------------------------------------------------

C. JEAN WADE (39)  4500 Main Street, Kansas City, MO 64111

POSITION(S) HELD WITH FUND: Controller

LENGTH OF TIME SERVED (YEARS): 9

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Vice President, ACSC (February 2000
to present); Controller-Fund Accounting, ACSC
-------------------------------------------------------------------------------

JON ZINDEL (35)  4500 Main Street, Kansas City, MO 64111

POSITION(S) HELD WITH FUND: Tax Officer

LENGTH OF TIME SERVED (YEARS): 5

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Vice President, Corporate Tax, ACSC
(April 1998 to present); Vice President, ACIM, ACIS, and other ACC subsidiaries
(April 1999 to present); President, American Century Employee Benefit Services,
Inc. (January 2000 to December 2000); Treasurer, American Century Employee
Benefit Services, Inc. (December 2000 to present); Treasurer, American Century
Ventures, Inc. (December 1999 to January 2001); Director of Taxation, ACSC (July
1996 to April 1998)
-------------------------------------------------------------------------------

The SAI has additional information about the funds' directors and is available without charge upon request by calling 1-800-345-2021.

                                                                         ------
                                                                         43

Share Class Information

Four classes of shares are authorized for sale by the funds: Investor Class,
Institutional Class, Advisor Class, and C Class. The total expense ratios of
Advisor and C Class shares are higher than those of Investor Class shares; the total expense ratio of Institutional Class shares is lower.

INVESTOR CLASS shares are available for purchase in two ways: 1) directly from
American Century without any commissions or other fees; or 2) through a broker-dealer, which may require payment of a transaction fee to the broker.

INSTITUTIONAL CLASS shares are available to large investors such as endowments, foundations, and retirement plans, and to financial intermediaries serving these investors. This class recognizes the relatively lower cost of serving institutional customers and others who invest at least $5 million ($3 million for endowments and foundations) in an American Century fund or at least  $10 million in multiple funds. In recognition of the larger investments and account balances and comparatively lower transaction costs, the total expense ratio of
Institutional Class shares is 0.20% less than the total expense ratio of
Investor Class shares.

ADVISOR CLASS shares are sold primarily through institutions such as banks, broker-dealers, insurance companies, and financial advisors. Advisor Class shares are subject to a 0.50% annual Rule 12b-1 service and distribution fee.
The total expense ratio of Advisor Class shares is 0.25% higher than the total expense ratio of Investor Class shares.

C CLASS shares are sold primarily through employer-sponsored retirement plans and through institutions such as banks, broker-dealers, and insurance companies.
C Class shares redeemed within 12 months of purchase are subject to a CDSC of
1.00% for stock funds and 0.75% for bond funds. There is no CDSC on shares acquired through reinvestment of dividends or capital gains.  C Class shares also are subject to a  Rule 12b-1 service and distribution fee  of 1.00% for stock funds and 0.75% for bond funds.

All classes of shares represent a pro rata interest in the funds and generally have the same rights and preferences.

------
    44

Retirement Account Information

As required by law, any distributions you receive from an IRA or certain 403(b)
and qualified plans [those not eligible for rollover to an IRA or to another qualified plan] are subject to federal income tax withholding, unless you elect not to have withholding  apply. Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.

If you don't want us to withhold on this amount, you must notify us to not withhold the federal income tax. Even if you plan to roll over the amount you withdraw to another tax-deferred account, the withholding rate still applies to the withdrawn amount unless we have received notice not to withhold federal income tax prior to the withdrawal. You may notify us in writing or in certain situations by telephone or through other electronic means. You have the right to revoke your withholding election at any time and any election you make may remain in effect until revoked by filing a new election.

Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don't have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient.

State tax will be withheld if, at the time of your distribution, your address is within one of the mandatory withholding states and you have federal income tax withheld. State taxes will be withheld from your distribution in accordance with the respective state rules.

                                                                         ------
                                                                         45

Background Information

 PORTFOLIO MANAGERS
===============================================================================
 EQUITY INCOME
-------------------------------------------------------------------------------
    Phil Davidson, CFA
-------------------------------------------------------------------------------
    Scott Moore, CFA
-------------------------------------------------------------------------------
===============================================================================
 SMALL CAP VALUE
-------------------------------------------------------------------------------
    Ben Giele, CFA
-------------------------------------------------------------------------------
    Kevin Laub
-------------------------------------------------------------------------------

INVESTMENT PHILOSOPHY & POLICIES

EQUITY INCOME FUND purchases the securities of seasoned companies that pay steady income, with the goal of providing shareholders a higher yield than the aggregate yield of the stocks making up the S&P 500. The team  may secondarily search out stocks whose share prices are undervalued or fairly valued.

SMALL CAP VALUE FUND focuses on the stocks of small companies with market capitalizations of less than the largest company in the S&P SmallCap 600/BARRA
Value Index. Historically, small-cap stocks have been more volatile than the stocks of larger, more established companies. The fund seeks capital appreciation over time by investing in common stocks that the management team believes to be undervalued. Income is a secondary objective.

COMPARATIVE INDICES

The following indices are used in the report to serve as fund performance comparisons. They are not investment products available for purchase.

The S&P 500 INDEX is a capitalization-weighted index of the stocks of 500 publicly traded U.S. companies that are considered to be leading firms in leading industries. Created by Standard & Poor's, it is intended to be a broad measure of U.S. stock market performance.

The S&P SMALLCAP 600/BARRA VALUE INDEX is a capitalization-weighted index consisting of S&P SmallCap 600 stocks that have lower price-to-book ratios. The
S&P SmallCap 600 Index consists of 600 domestic stocks chosen for market size, liquidity, and industry group representation.

The LIPPER EQUITY INCOME INDEX is a non-weighted index of the 30 largest equity income mutual funds. Lipper, Inc., is an independent mutual fund ranking service.

The RUSSELL 1000(reg.tm) VALUE INDEX measures the performance of those Russell
1000 companies with lower price-to-book ratios and lower forecasted growth values.

                                                                    (continued)

------
    46

Background Information

The RUSSELL MIDCAP VALUE INDEX measures the performance of those Russell Midcap companies with lower price-to-book ratios and lower forecasted growth values.

The RUSSELL 2000 VALUE INDEX measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values.

The DOW JONES INDUSTRIAL AVERAGE (DJIA) is a price-weighted average of 30 actively traded blue chip stocks, primarily industrials but including service-oriented firms. Prepared and published by Dow Jones & Co., it is the oldest and most widely quoted of all the market indicators.

The NASDAQ COMPOSITE is a market capitalization, price-only index that reflects the aggregate performance of domestic common stocks traded on the regular Nasdaq market, as well as national market system-traded foreign common stocks and
American Depositary Receipts. It is considered to represent the performance of smaller-capitalization and growth-oriented U.S. stocks generally.

Glossary

AVERAGE ANNUAL RETURNS--the  annually compounded returns that would have produced a fund's cumulative total returns if the fund's performance had been constant over the entire period. Average annual returns smooth out variations in a fund's return; they are not the same as fiscal year-by-year results. For fiscal year-by-year total returns, please refer to the fund's "Financial
Highlights."

BLUE CHIP STOCKS--stocks of the most established companies in American industry.
They are generally large,  fairly stable companies that have demonstrated consistent earnings  and usually have long-term growth potential. Examples include General Electric and Coca-Cola.

CYCLICAL STOCKS--generally considered to be stocks whose price and earnings fluctuations tend to follow the ups and downs of the business cycle. Examples include the stocks of automobile manufacturers, steel producers, and textile operators.

GROWTH STOCKS--stocks of companies that have experienced above-average earnings growth and are expected to continue such growth. These stocks often sell at high
P/E ratios. Examples can include the stocks of high-tech and health care companies.

LARGE-CAPITALIZATION ("LARGE-CAP") STOCKS--the stocks of companies with market capitalizations (the total value of a company's outstanding stock)  more than
$8.3 billion. This is Lipper's  market capitalization breakpoint as  of March
31, 2003, although it may be subject to change based on market fluctuations.
The Dow Jones Industrial Average and the S&P 500 Index generally consist of stocks in this range.

MEDIAN MARKET CAPITALIZATION-- market capitalization (market cap) is the total value of a company's stock, calculated by multiplying the number of outstanding common shares by the current share price. The company whose market cap is in the middle of the portfolio is the median market cap. Half the companies in the portfolio have values greater than the median, and half have values that are less. If there is an even number of companies, then the median is the average of the two companies in the middle.

MEDIUM-CAPITALIZATION ("MID-CAP") STOCKS--the stocks of companies with market capitalizations (the total value of a company's outstanding stock) between $1.9 billion and $8.3 billion. This is Lipper's market capitalization breakpoint as of March 31, 2003, although it may be subject to change based on market fluctuations. The  S&P MidCap 400 Index and Russell 2500 Index generally consist of stocks in this range.

NUMBER OF HOLDINGS--the number of securities, excluding temporary investments, held by a fund on a given date.

PORTFOLIO TURNOVER--the percentage of a fund's investment portfolio that is replaced during a given time period, usually a year. Actively managed portfolios tend to have higher turnover than passively managed portfolios such as index funds.

                                                                    (continued)

                                                                         ------
                                                                         47

Glossary

PRICE/BOOK RATIO--a stock value measurement calculated by dividing a company's stock price by its book value per share, with the result expressed as a multiple instead of as a percentage. (Book value per share is calculated by subtracting a company's liabilities from its assets, then dividing that value by the number of outstanding shares.)

PRICE/EARNINGS (P/E) RATIO--a stock value measurement calculated by  dividing a company's stock price by its earnings per share, with the result expressed as a multiple instead of as a percentage. (Earnings per share is calculated by dividing the after-tax earnings of a corporation by its outstanding shares.)
When this figure is weighted, the impact of each company's P/E ratio is in proportion to the percentage of the fund that the company represents.

SMALL-CAPITALIZATION ("SMALL-CAP") STOCKS--the stocks of companies with market capitalizations (the total value of a company's outstanding stock) less than
$1.9 billion. This is Lipper's  market capitalization breakpoint as of March 31,
2003, although it may be subject to change based on market  fluctuations. The
S&P 600 Index and the Russell 2000 Index generally consist of stocks in this range.

TOTAL RETURN--the overall percentage change in the value of a hypothetical investment in the fund, assuming all of the fund's distributions are reinvested.

VALUE STOCKS--generally considered to be stocks that are purchased because they are relatively inexpensive. These stocks are typically characterized by low P/E ratios.

WEIGHTED AVERAGE MARKET CAPITALIZATION--average market  capitalization represents the average value of the companies held in a portfolio. When that figure is weighted, the impact of each company's capitalization on the overall average is proportional to the total market value of its shares.

FUND CLASSIFICATIONS

Please be aware that a fund's category may change over time. Therefore, it is important that you read the fund's prospectus carefully before investing  to ensure its objectives, policies, and risk potential are consistent with  your needs.

Each fund's investment objective is stated in its prospectus. The objective typically falls within the following broad classifications:

MONEY MARKET FUNDS--designed to provide preservation of capital with low risk.
Invest in high-quality, short-term debt securities issued by governments, banks, and corporations.

BOND FUNDS--designed to provide income with relative stability. Invest in bonds and other debt securities issued by governments and their agencies (federal, foreign, and state), corporations, and financial institutions.

BALANCED FUNDS--designed to provide both growth and income by investing in a mix of securities held by stock funds, bond funds, and money market funds.

STOCK FUNDS--designed to provide opportunities for long-term capital appreciation through investments in equity securities of domestic and international companies.

                                                                    (continued)

------
    48

Glossary

RISK

The classification of funds by risk  category is based on quantitative historical measures as well as qualitative prospective measures. It is not intended to be a precise indicator of future risk or return levels. The degree of risk within each category can vary significantly, and some fund returns have historically been higher than more aggressive funds or lower than more conservative funds.

CONSERVATIVE--these funds generally provide lower return potential with either low or minimal price- fluctuation risk.

MODERATE--these funds generally provide moderate return potential  with moderate price-fluctuation risk.

AGGRESSIVE--these funds generally provide high return potential with correspondingly high price-fluctuation risk.

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES--breaks down the fund's assets (such as securities, cash, and other receivables) and liabilities (money owed for securities purchased, management fees, and other payables) as of the last day of the reporting period. Subtracting the liabilities from the assets results in the fund's net assets. The net assets divided by shares outstanding is the share price, or net asset value per share. For funds offering multiple classes, this applies for each class of shares. This statement also breaks down the fund's net assets into capital (shareholder investments) and performance (investment income and gains/losses).

STATEMENT OF OPERATIONS--shows how the fund's net assets changed  during the reporting period as a result of the fund's operations. In other words, it shows how much money  the fund made or lost as a result of  dividend and/or interest income, fees and expenses, and investment gains or losses.

STATEMENT OF CHANGES IN NET ASSETS--shows how the fund's net assets changed over the past two reporting periods. It details how much a fund increased or decreased as a result of operations (as detailed on the Statement of Operations)
, income and capital gain distributions, and shareholder investments and redemptions.

FINANCIAL HIGHLIGHTS--itemizes investment results and distributions on a per-share basis to illustrate share price changes for each of the last five fiscal years (or less, if the fund or share class is not five years old). It also includes several key statistics for each reporting period, including total return, income ratio (net investment income as a  percentage of average net assets), expense ratio (operating expenses as  a percentage of average net assets), and portfolio turnover (a gauge of the fund's trading activity).

                                                                         ------
                                                                         49

Notes

------
    50

Notes

                                                                         ------
                                                                         51

[inside back cover]

-------------------------------------------------------------------------------
                            AMERICAN CENTURY FUNDS
-------------------------------------------------------------------------------
                                  STOCK FUNDS
-------------------------------------------------------------------------------
MODERATE RISK

   VALUE
-------------------------------------------------------------------------------
   Value(+)
   Equity Income
   Large Company Value(+)
   Capital Value
   Income & Growth

   BLEND
-------------------------------------------------------------------------------
   Equity Growth
   Equity Index

   SPECIALTY
-------------------------------------------------------------------------------
   Real Estate
   Utilities

AGGRESSIVE RISK

   GROWTH
-------------------------------------------------------------------------------
   Select(+)
   Ultra(reg.sm)
   Growth
   Heritage
   Vista
   Veedot(reg.sm)
   New Opportunities
   New Opportunities II(+)
   Giftrust(reg.sm)

   VALUE
-------------------------------------------------------------------------------
   Small Cap Value**

   BLEND
-------------------------------------------------------------------------------
   Small Company

   INTERNATIONAL
-------------------------------------------------------------------------------
   International Growth(+)
   Global Growth
   Emerging Markets
   International Discovery**
   International Opportunities

   SPECIALTY
-------------------------------------------------------------------------------
   Technology
   Life Sciences
   Global Natural Resources**
   Global Gold
-------------------------------------------------------------------------------
                           ASSET ALLOCATION/BALANCED FUNDS
-------------------------------------------------------------------------------
MODERATE RISK

   Balanced
   Strategic Allocation: Conservative
   Strategic Allocation: Moderate
   Strategic Allocation: Aggressive
-------------------------------------------------------------------------------
                                      BOND FUNDS
-------------------------------------------------------------------------------
CONSERVATIVE RISK

   TAXABLE
-------------------------------------------------------------------------------
   Short-Term Government
   Ginnie Mae
   Target 2005*

   TAX-FREE
-------------------------------------------------------------------------------
   CA Limited-Term Tax-Free

MODERATE RISK

   TAXABLE
-------------------------------------------------------------------------------
   Government Bond
   Diversified Bond(+)
   Inflation-Adjusted Bond
   Target 2010*
   Target 2015*

   TAX-FREE
-------------------------------------------------------------------------------
   CA Long-Term Tax-Free
   CA Intermediate-Term Tax-Free
   Tax-Free Bond
   AZ Municipal Bond
   FL Municipal Bond

AGGRESSIVE RISK

   TAXABLE
-------------------------------------------------------------------------------
   High-Yield(+)
   International Bond
   Target 2020*
   Target 2025*
   Target 2030*

   TAX-FREE
-------------------------------------------------------------------------------
   CA High-Yield Municipal(+)
   High-Yield Municipal(+)
-------------------------------------------------------------------------------
                                 MONEY MARKET FUNDS
-------------------------------------------------------------------------------
CONSERVATIVE RISK

   TAXABLE
-------------------------------------------------------------------------------
   Capital Preservation
   Government Agency Money Market
   Prime Money Market
   Premium Money Market

   TAX-FREE
-------------------------------------------------------------------------------
   FL Municipal Money Market
   CA Tax-Free Money Market
   Tax-Free Money Market
-------------------------------------------------------------------------------

The investment objective may be based on the fund's objective, as stated in its prospectus, or the fund's categorization by independent rating organizations based on its management style.

The classification of funds by risk category is based on quantitative historical measures as well as qualitative prospective measures. It is not intended to be a precise indicator of future risk or return levels. The degree of risk within each category can vary significantly, and some fund returns have historically been higher than more aggressive funds or lower than more conservative funds.
Please be aware that a fund's category may change over time. Therefore, it is important that you read a fund's prospectus carefully before investing to ensure its objectives, policies, and risk potential are consistent with your needs. For a definition of fund classifications, see the Glossary.

*   While listed within the Income investment objective, the Target funds do not pay current dividend income. Income dividends are distributed once a year in
    December. The Target funds are listed in all three risk categories due to the dramatic price volatility investors may experience during certain market conditions. If held to their target dates, however, they can offer a conservative, dependable way to invest for a specific time horizon.

**  These funds are closed to new investors.

(+) As of January 30, 2003, this fund is closed to new direct investors.
    Investors who established accounts prior to the closing date may continue to invest in their accounts. New investors may purchase shares in this fund only through a financial intermediary.

Please call 1-800-345-2021 for a prospectus, which contains important information including charges and expenses. You should read the prospectus carefully before you invest or send money.

[back cover]

CONTACT US

WWW.AMERICANCENTURY.COM

AUTOMATED INFORMATION LINE:
1-800-345-8765

INVESTOR RELATIONS:
1-800-345-2021 or 816-531-5575

BUSINESS, NOT-FOR-PROFIT,
EMPLOYER-SPONSORED RETIREMENT PLANS:
1-800-345-3533

BANKS AND TRUST COMPANIES, BROKER-DEALERS,
FINANCIAL ADVISORS, INSURANCE COMPANIES:
1-800-345-6488

TELECOMMUNICATIONS DEVICE FOR THE DEAF:
1-800-634-4113 or 816-444-3485

AMERICAN CENTURY CAPITAL PORTFOLIOS, INC.

INVESTMENT MANAGER:
American Century Investment Management, Inc.
Kansas City, Missouri

THIS REPORT AND THE STATEMENTS IT CONTAINS ARE SUBMITTED FOR THE GENERAL
INFORMATION OF OUR SHAREHOLDERS. THE REPORT IS NOT AUTHORIZED FOR DISTRIBUTION
TO PROSPECTIVE INVESTORS UNLESS PRECEDED OR ACCOMPANIED BY AN EFFECTIVE
PROSPECTUS.

0305                                  American Century Investment Services, Inc.
SH-SAN-34048N                      (c)2003 American Century Services Corporation

[front cover]

March 31, 2003

American Century
Annual Report

[graphic of market line chart]
[graphic of starfish]
[graphic of side-by-side bridges]

Value
Large Company Value

[american century logo and text logo (reg.sm)]

Our Message to You

[photo of James E. Stowers III and James E. Stowers, Jr.]

James E. Stowers III with James E. Stowers, Jr.

War with Iraq and uncertainty about the strength of the economy made the 12 months ended March 31, 2003 a volatile period for investors. As the war with
Iraq winds down, we're hopeful that the pressure on stock prices will ease. In fact, we're starting to see corporate profits improve, although from depressed levels. That said, we must recognize that factors such as a pause in the economy's progress or continuing geopolitical uncertainty could delay a broad market upswing we all want to see.

In an unstable or unfavorable market, it can be tempting to take money off the table. However, American Century's 45 years in the business have convinced us that successful equity investing is a result of time in--not timing of--the stock market. This is the reason we strive to keep American Century's common stock funds fully invested at all times--we can't forecast the "when" of a market recovery, but we can be prepared for it when it happens. Likewise, we encourage you to remain invested in the market with a portfolio that is properly diversified and appropriate for your goals.

The importance of diversifying your portfolio across different investment categories, such as stocks, bonds, and cash, cannot be overstated. Having a well-diversified portfolio positions you to benefit from the returns of various asset categories over time. It's just as important to reset your asset allocation whenever positions in any category move beyond your target range. For instance, this is a good time to review your portfolio to ensure that you have an appropriate exposure to the stock market based on your risk tolerance and time horizon.

We have many informative resources available at the Education & Planning section of our Web site. One article that may help you with insight and strategies for investing during turbulent times is located at www.americancentury.com/
info/turbulent.

If you have questions about your portfolio or would like our most current performance information, we encourage you to call us at 1-877-345-8839, ext.
3201. Our Investor Relations Representatives can provide you with a personalized review of your American Century investments to help you determine if you're on the right track.

Sincerely,

/s/James E. Stowers, Jr.                 /s/James E. Stowers III

James E. Stowers, Jr.                    James E. Stowers III
Founder and Chairman                     Co-Chairman of the Board

                        "The Best is Yet to Be(reg.sm)"

Share Class Information ...................................................    1
Market Perspective ........................................................    3

VALUE

LARGE COMPANY VALUE

FINANCIAL STATEMENTS

OTHER INFORMATION

Share Class Information

Six classes of shares are authorized for sale by the funds: Investor Class,
Institutional Class, Advisor Class, A Class, B Class, and C Class. The total expense ratios of Advisor, A, B, and C Class shares are higher than those of
Investor Class shares; the total expense ratio of Institutional Class shares is lower. ON JANUARY 31, 2003, INVESTOR CLASS SHARES BECAME UNAVAILABLE TO NEW
INVESTORS.

INVESTOR CLASS shares are available for purchase BY EXISTING SHAREHOLDERS in two ways: 1) directly from American Century without any commissions or other fees;
or 2) through a broker-dealer, which may require payment of a transaction fee to the broker.

INSTITUTIONAL CLASS shares are available to large investors such as endowments, foundations, and retirement plans, and to financial intermediaries serving these investors. This class recognizes the relatively lower cost of serving institutional customers and others who invest at least $5 million ($3 million for endowments and foundations) in an American Century fund or at least $10 million in multiple funds. In recognition of the larger investments and account balances and comparatively lower transaction costs, the total expense ratio of
Institutional Class shares is 0.20% less than the total expense ratio of
Investor Class shares.

ADVISOR CLASS shares are sold primarily through institutions such as banks, broker-dealers, insurance companies, and financial advisors. Advisor Class shares are subject to a 0.50% annual Rule 12b-1 service and distribution fee.
The total expense ratio of Advisor Class shares is 0.25% higher than the total expense ratio of Investor Class shares.

A CLASS shares are sold primarily through employer-sponsored retirement plans and through institutions such as banks, broker-dealers, and insurance companies.
A Class shares are sold at their offering price, which is net asset value plus an initial sales charge that ranges from 4.50% to 0.00% for fixed-income funds and 5.75% to 0.00% for equity funds, depending on the amount invested. The initial sales charge is deducted from the purchase amount before it is invested.
A Class shares may be subject to a contingent deferred sales charge (CDSC).
There is no CDSC on shares acquired through reinvestment of dividends or capital gains. The prospectus contains information regarding reductions and waivers of sales charges for A Class shares. A Class shares also are subject to a 0.25%
annual Rule 12b-1 service and distribution fee.

                                                                    (continued)

                                                                         ------
                                                                         1

Share Class Information

B CLASS shares are sold primarily through employer-sponsored retirement plans and through institutions such as banks, broker-dealers, and insurance companies.
B Class shares redeemed within six years of purchase are subject to a CDSC that declines from 5.00% during the first year after purchase to 0.00% the sixth year after purchase. There is no CDSC on shares acquired through reinvestment of dividends or capital gains. B Class shares also are subject to a 1.00% annual
Rule 12b-1 service and distribution fee. B Class shares automatically convert to
A Class shares (with lower expenses) eight years after their purchase date.

C CLASS shares are sold primarily through employer-sponsored retirement plans and through institutions such as banks, broker-dealers, and insurance companies.
C Class shares redeemed within 12 months of purchase are subject to a CDSC of
1.00% for stock funds and 0.75% for bond funds. There is no CDSC on shares acquired through reinvestment of dividends or capital gains. C Class shares also are subject to a Rule 12b-1 service and distribution fee of 1.00% for stock funds and 0.75% for bond funds.

All classes of shares represent a pro rata interest in the funds and generally have the same rights and preferences.

------
     2

Market Perspective from Phil Davidson

[photo of Phil Davidson]

Phil Davidson, chief investment officer, Value Equity

PERVASIVE VOLATILITY

Equity investors fought an uphill battle during the twelve months ended March
31, 2003, a period that proved to be among the most volatile in stock market history. During the year, the Russell 1000 Value Index, which reflects the performance of value-oriented shares, declined 22.79%. The S&P 500 Index, representative of the broad stock market, retreated 24.76%. The Nasdaq
Composite, which reflects the performance of technology companies, fell 27.32%, while the Dow Jones Industrial Average dropped 21.45%.

A ROCKY START

The period opened poorly as investors digested mixed and sometimes contradictory economic reports, disconcerting news about terrorism and mounting global instability, and a slew of disappointing first-quarter earnings. Although several key economic indicators suggested the economy might be gaining momentum--manufacturing surged early in the year and retail sales and consumer spending remained strong, suggesting the recession would end and corporate profits would recover--most sectors of the market wallowed in negative territory.

Conditions worsened over the summer, when the market was pummeled by more reports of corporate accounting malfeasance, declining profits, and slowing economic growth. In this environment, consumer confidence and manufacturing moved lower, consumer spending finally slumped, and business outlooks grew increasingly pessimistic. The combination proved too much for stocks, pushing the S&P 500 Index to a five-year low in July and again in October.

Unfortunately, the remaining months of the period offered little relief. Anxiety about the increasing likelihood of a military conflict with Iraq weighed on investors and undercut consumer confidence, while rising energy prices, shrinking durable goods spending, and restrained business expenditures threatened to curb profit growth. The March 19 invasion of Iraq by the American and British coalition produced a brief war rally, but as the period drew to a close, investors' attentions remained focused on the post-war economy.

VALUE SUCCUMBS TO THE BEAR

Value oriented stocks have generally outperformed their growth counterparts for much of the stock market's decline since the collapse of the technology bubble in March 2000. However, the margin of outperformance narrowed greatly during
2002. After two years of posting positive returns, our value strategies finally fell victim to the deepening bear market, ultimately posting negative returns for the year ending March 31. The malaise touched nearly ever sector and industry, most of which posted negative performance for the period covered here.
In this

                                                                    (continued)

                                                                         ------
                                                                         3

Market Perspective

MARKET RETURNS
For the 12 months ended March 31, 2003
--------------------------------------------------------------------------------
    Russell 1000 Value Index                                         -22.79%
--------------------------------------------------------------------------------
    Russell Midcap Value Index                                       -19.65%
--------------------------------------------------------------------------------
    Russell 2000 Value Index                                         -23.27%
--------------------------------------------------------------------------------

Source: Lipper Inc.

These indices represent the performance of large-, medium-, and small-capitalization stocks.

difficult environment, mid-sized value firms fared better than their large- and small-cap brethren. The Russell Midcap Value Index declined 19.65%, well ahead of the 23.27% loss posted by the Russell 2000 Value Index, which reflects the performance of small-cap value stocks. The Russell 1000 Value Index, representative of larger value oriented firms, fell 22.79%. Although our value funds' performance reflected the market's volatility and downward trajectory, we are heartened by each portfolio's better performance relative to its benchmark.

A LOOK FORWARD

As uncomfortable as it may be, we anticipate that market volatility will continue in the months ahead, given the economic and geopolitical challenges that face our nation. Yet we remain optimistic. The extended bear market has created a value-rich environment we think plays to our investment strategies and pure-play value discipline. In our search for portfolio candidates, we will continue to seek high-quality firms with strong balance sheets, sound underlying businesses and the fundamental strength to withstand the market's difficulties.
We believe these firms have the potential to provide competitive returns over time.
MARKET PERFORMANCE--GROWTH OF $1.00
For the 12 months ended March 31, 2003

Source: Lipper Inc.

These indices represent the performance of large-, medium-, and small-capitalization stocks.

------
    4

Value - Performance

TOTAL RETURNS AS OF MARCH 31, 2003
-----------------------------------------------------------------------------------------------------------
                                                                        LIPPER MULTI-CAP
                                                           VALUE          VALUE INDEX      S&P 500 INDEX
-----------------------------------------------------------------------------------------------------------
INVESTOR CLASS (INCEPTION 9/1/93)
-----------------------------------------------------------------------------------------------------------
   6 months(1)                                              2.50%            3.64%             5.02%
-----------------------------------------------------------------------------------------------------------
   1 Year                                                 -19.85%          -22.91%           -24.76%
-----------------------------------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS
-----------------------------------------------------------------------------------------------------------
   3 Years                                                  4.07%           -4.37%           -16.09%
-----------------------------------------------------------------------------------------------------------
   5 Years                                                  0.60%           -2.35%            -3.77%
-----------------------------------------------------------------------------------------------------------
   Life of Class                                           10.30%            7.69%(2)          8.49%(2)
-----------------------------------------------------------------------------------------------------------
INSTITUTIONAL CLASS (INCEPTION 7/31/97)
-----------------------------------------------------------------------------------------------------------
   6 months(1)                                              2.59%            3.64%             5.02%
-----------------------------------------------------------------------------------------------------------
   1 Year                                                 -19.70%          -22.91%           -24.76%
-----------------------------------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS
-----------------------------------------------------------------------------------------------------------
   3 Years                                                  4.21%           -4.37%           -16.09%
-----------------------------------------------------------------------------------------------------------
   5 Years                                                  0.80%           -2.35%            -3.77%
-----------------------------------------------------------------------------------------------------------
   Life of Class                                            3.56%            0.24%            -0.66%
-----------------------------------------------------------------------------------------------------------
ADVISOR CLASS (INCEPTION 10/2/96)
-----------------------------------------------------------------------------------------------------------
   6 months(1)                                              2.20%            3.64%             5.02%
-----------------------------------------------------------------------------------------------------------
   1 Year                                                 -20.07%          -22.91%           -24.76%
-----------------------------------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS
-----------------------------------------------------------------------------------------------------------
   3 Years                                                  3.70%           -4.37%           -16.09%
-----------------------------------------------------------------------------------------------------------
   5 Years                                                  0.32%           -2.35%            -3.77%
-----------------------------------------------------------------------------------------------------------
   Life of Class                                            6.80%            4.74%(3)          4.70%(3)
-----------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------
                                          VALUE             VALUE
                                        (NO SALES       (WITH SALES     LIPPER MULTI-CAP
                                         CHARGES*)        CHARGES)        VALUE INDEX      S&P 500 INDEX
-----------------------------------------------------------------------------------------------------------
A CLASS (INCEPTION 1/31/03)
-----------------------------------------------------------------------------------------------------------
   Life of Class(1)                       -2.67%           -8.23%           -2.20%            -0.54%
-----------------------------------------------------------------------------------------------------------
B CLASS (INCEPTION 1/31/03)
-----------------------------------------------------------------------------------------------------------
   Life of Class(1)                       -2.59%           -7.59%           -2.20%            -0.54%
-----------------------------------------------------------------------------------------------------------
C CLASS (INCEPTION 6/4/01)
-----------------------------------------------------------------------------------------------------------
   6 months(1)                             1.67%            0.67%            3.64%             5.02%
-----------------------------------------------------------------------------------------------------------
   1 Year                                -20.90%          -20.90%          -22.91%           -24.76%
-----------------------------------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS
-----------------------------------------------------------------------------------------------------------
   Life of Class                          -9.06%           -9.06%          -14.27%(4)        -17.99%(4)
-----------------------------------------------------------------------------------------------------------

*Sales charges include initial sales charges and contingent deferred sales charges (CDSCs), as applicable. (A Class shares have an initial sales charge and
 CDSC; B and C Class shares have CDSCs. Please see Share Class Information on pages 1 and 2 for more information about the applicable sales charges for each share class.) The SEC requires that mutual funds provide performance information net of maximum sales charges in all cases where charges could be applied.

(1)  Returns for periods less than one year are not annualized.

(2)  From 8/31/93, the date nearest the class's inception for which data are available.

(3)  From 10/3/96, the date nearest the class's inception for which data are available.

(4)  From 5/31/01, the date nearest the class's inception for which data are available.

See pages 47-50 for information about the indices and returns.

                                                                    (continued)

                                                                          -----
                                                                          5

Value - Performance
GROWTH OF $10,000 OVER LIFE OF INVESTOR CLASS
$10,000 investment made September 1, 1993

ONE-YEAR RETURNS OVER LIFE OF INVESTOR CLASS

Periods ended March 31
--------------------------------------------------------------------------------------------------------------
                     1994*    1995     1996     1997     1998     1999     2000      2001     2002     2003
--------------------------------------------------------------------------------------------------------------
Value                0.83%   18.56%   27.94%   16.03%   39.94%   -9.88%    1.42%    19.20%   17.96%   -19.85%
--------------------------------------------------------------------------------------------------------------
S&P 500 Index       -2.32%   15.57%   32.10%   19.83%   48.00%   18.46%   17.94%   -21.68%    0.24%   -24.76%
--------------------------------------------------------------------------------------------------------------
Lipper Multi-Cap
Value Index         -0.75%   11.22%   28.30%   16.28%   39.07%   -3.71%    5.42%     6.54%    6.47%   -22.91%
--------------------------------------------------------------------------------------------------------------

* From 9/1/93, the class's inception date. Index data from 8/31/93, the date nearest the class's inception for which data are available. Not annualized.

The charts on the performance pages give historical return data for Value.
Returns for the indices are provided for comparison. Value's total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the indices do not. Unless otherwise indicated, the charts are based on Investor Class shares; performance for other classes will vary due to differences in fee structures (see the Total Returns table on the previous page). Past performance does not guarantee future results.
None of these charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost.

------
     6

Value - Performance Review

[photo of Phil Davidson and Scott Moore]

A performance summary from Phil Davidson (left) and Scott Moore, portfolio managers on the Value investment team.

The year ended March 31, 2003 was among the most difficult on record for stock market investors. Pervasive anxiety about our nation's economic health, corporate scandals and the escalating military conflict with Iraq resulted in volatility across market sectors and industries. Against this uncertain backdrop, Value declined 19.85%*. Its benchmark, the Lipper Multi-Cap Value
Index, fell 22.91% during the period, while the S&P 500 Index declined 24.76%.
Value's average annual total return since its inception on September 1, 1993 is
10.30%, compared to the 8.49% average annual total return posted by the S&P 500
Index.

In periods of heightened market volatility, when stock performance varies widely within sectors and industries and strong companies struggle alongside those that are less successful, it's critically important that we stick to our discipline--analyzing companies one at a time, on their own merits, to identify true value opportunities. We think Value's recent and longer-term performance relative to its benchmark and peers underscores the effectiveness of our approach. For the 12 months ending March 31, 2003, Value ranks 109th out of the
487 value funds tracked by fund-rating agency Lipper, Inc., placing it within the top quartile of its peer group. For the five years ending on that date, the fund ranked in the top third of its peer group, finishing 66th out of the 245 value funds tracked by Lipper. The rating agency ranks our fund 17 among the 96 value funds it tracked since Value's inception, placing it in the top quintile.

POCKETS OF SUCCESS

Our bottom-up approach led us to a number of compelling opportunities in the utilities sector, a group that has struggled with difficulties ranging from bankruptcies and disappointing earnings to concerns about price manipulation and accounting practices. Our focus on quality steered us away from trouble spots and toward several fundamentally sound, well-managed utilities, such as
Wisconsin Energy Corporation, a high-quality utility serving Wisconsin and upper
Michigan,

PORTFOLIO AT A GLANCE
-------------------------------------------------------------------------------
                                                   AS OF 3/31/03
-------------------------------------------------------------------------------
Net Assets                                         $1.9 billion
-------------------------------------------------------------------------------
                                           3/31/03               3/31/02
-------------------------------------------------------------------------------
No. of Holdings                              82                    80
-------------------------------------------------------------------------------
P/E Ratio                                   17.2                  26.8
-------------------------------------------------------------------------------
Median Market                               $5.5                  $6.5
Capitalization                             billion               billion
-------------------------------------------------------------------------------
Weighted Average                            $27.9                 $40.0
Market Capitalization                      billion               billion
-------------------------------------------------------------------------------
Dividend Yield                              2.34%                 1.94%
-------------------------------------------------------------------------------
Portfolio Turnover                           102%                  151%
-------------------------------------------------------------------------------
Expense Ratio
(for Investor Class)                        1.00%                 1.00%
-------------------------------------------------------------------------------

*All fund returns referenced in this review are for Investor Class shares.

Lipper rankings are based on average annual total returns. Past performance is no guarantee of future results.

Investment terms are defined in the Glossary.                       (continued)

                                                                         ------
                                                                         7

Value - Performance Review

and FPL Group. Inc., which supplies electricity to southern and eastern Florida.
Both firms performed solidly throughout the year.

We also met with success in health care, a perceived safe haven in times of market volatility. Performance was a bit uneven in this group. Value benefited from its stake in selected medical products firms Becton Dickinson & Co., which manufactures and markets medical supplies and diagnostic equipment, and Beckman
Coulter, a leading supplier of lab products and instruments, both of which emerged as top contributors. On the down side, drug firms generally struggled in an environment made increasingly competitive due to patent expirations. Such was the case of fund holding Bristol-Myers Squibb. This stock's poor recent performance--a sharp contrast to its showing in previous periods--made it our top detractor for the year.

Value also fared well in the basic materials arena, another classic value group.
Our bottom-up process led us away from the beleaguered metals and mining industries and highlighted the better-performing specialty chemicals

TOP FIVE INDUSTRIES
--------------------------------------------------------------------------------
                                              % OF FUND INVESTMENTS
--------------------------------------------------------------------------------
                                            AS OF                 AS OF
                                           3/31/03               9/30/02
--------------------------------------------------------------------------------
Energy Reserves &
Production                                  8.5%                  8.8%
--------------------------------------------------------------------------------
Medical Products &
Supplies                                    5.2%                  2.1%
--------------------------------------------------------------------------------
Electrical Utilities                        5.1%                  4.2%
--------------------------------------------------------------------------------
Financial Services                          4.7%                  2.4%
--------------------------------------------------------------------------------
Securities & Asset
Management                                  4.7%                  4.8%
--------------------------------------------------------------------------------

TYPES OF INVESTMENTS IN PORTFOLIO
-------------------------------------------------------------------------------
                                            AS OF                 AS OF
                                           3/31/03               9/30/02
-------------------------------------------------------------------------------
U.S. Common Stocks
and Futures                                 89.6%                 93.6%
-------------------------------------------------------------------------------
Foreign Common Stocks                        6.4%                  5.9%
-------------------------------------------------------------------------------
TOTAL EQUITY EXPOSURE                       96.0%                 99.5%
-------------------------------------------------------------------------------
Temporary Cash
Investments                                  4.0%                  0.5%
-------------------------------------------------------------------------------

group. Winning stocks included Air Products & Chemicals, a supplier of industrial gasses, and longtime holding 3M, which makes chemical products and adhesives. We ultimately sold the latter at a significant gain.

AVOIDING TROUBLE

Although the market enjoyed a brief rally in late 2002, most sectors spent the year in negative territory. However, individual stock performance within those sectors varied dramatically.

This performance dichotomy was particularly evident in the technology arena, where the prolonged bear market has significantly eroded prices and created some compelling value opportunities. One such opportunity was Intel, a leading manufacturer of semiconductors and computer, networking and communications products. Intel's strong leadership position and healthy financial profile propelled it forward in early 2003, when most of its competitors retreated. We also benefited from American Power Conversion, a leading maker of uninterruptible power supply (UPS) products used in computers and electronic devices, which gained following better-than-expected earnings results. On the down side, although conditions have improved recently, the

                                                                    (continued)

-----
8

Value - Performance Review

continued dearth of information technology spending drew companies that depend on information technology lower, a trend that was reflected in the fund's holdings.

Value also fared relatively well in financials, its largest sector stake, where it benefited from both its emphasis on quality and limited exposure to banks, a group that has wrestled with credit quality problems and net interest margin pressure. This group yielded the portfolio's top stock for the year, First
Virginia Banks Inc., a position we subsequently reduced following the bank's acquisition in January 2003 by BB&T Capital. Other areas that struggled included securities and asset managers, which have been negatively impacted by continued
stock market volatility and the inactivity of retail investors. Again, our focus on quality led us to such names as A. G. Edwards and T. Rowe Price, which declined during the period but not as dramatically as most of their competitors.

The energy sector, Value's third-largest area of exposure, proved troublesome.
Oil prices moved sharply higher in late 2002 as war anxieties intensified, but then changed direction when the U.S.-led invasion of Iraq began in March. That reversal of prices didn't bode well for the energy sector--or the Value fund, which was hurt by its lack of exposure to oil refineries and exploration and production companies as well as its emphasis on selected inte-

TOP TEN HOLDINGS
--------------------------------------------------------------------------------
                                              % OF FUND INVESTMENTS
--------------------------------------------------------------------------------
                                            AS OF                 AS OF
                                           3/31/03               9/30/02
-------------------------------------------------------------------------------
Kimberly-Clark Corp.                        4.0%                  3.1%
-------------------------------------------------------------------------------
Freddie Mac                                 3.7%                  1.3%
-------------------------------------------------------------------------------
BP plc ADR                                  3.1%                  3.1%
-------------------------------------------------------------------------------
Exxon Mobil Corp.                           3.0%                  2.6%
-------------------------------------------------------------------------------
Martin Marietta
Materials, Inc.                             3.0%                  3.0%
-------------------------------------------------------------------------------
Emerson Electric Co.                        2.5%                  2.7%
-------------------------------------------------------------------------------
Royal Dutch Petroleum
Co. New York Shares                         2.5%                  1.7%
-------------------------------------------------------------------------------
SunTrust Banks, Inc.                        2.4%                  2.0%
-------------------------------------------------------------------------------
Waste Management, Inc.                      2.4%                  2.6%
-------------------------------------------------------------------------------
Ameren Corp.                                2.4%                  1.3%
-------------------------------------------------------------------------------

grated oil firms that underperformed in the volatile pricing environment.
Detractors included stalwarts Exxon Mobil and BP plc, previous strong contributors.

THE MONTHS AHEAD

We are cautiously optimistic. The weak economy and market sell-off have led to a higher number of quality value opportunities. We also anticipate that, given the current level of anxiety surrounding economic recovery, volatility likely will continue in the months ahead. Again, such an environment holds promise for value-oriented investors. We will continue to apply our disciplined approach to identifying the seasoned, well-managed companies we believe offer promising long-term potential for our investors.

Investment terms are defined in the Glossary.

                                                                         ------
                                                                         9

Value - Schedule of Investments

MARCH 31, 2003

Shares                                                                  Value
--------------------------------------------------------------------------------
COMMON STOCKS -- 96.0%

APPAREL & TEXTILES -- 0.7%
--------------------------------------------------------------------------------
     497,250   Jones Apparel Group, Inc.(1)                   $      13,639,568
--------------------------------------------------------------------------------

BANKS -- 4.7%
--------------------------------------------------------------------------------
     480,000   First Virginia Banks, Inc.                            18,830,400
--------------------------------------------------------------------------------
     963,000   Marshall & Ilsley Corp.                               24,614,280
--------------------------------------------------------------------------------
     895,800   SunTrust Banks, Inc.                                  47,163,870
--------------------------------------------------------------------------------
                                                                     90,608,550
--------------------------------------------------------------------------------

CHEMICALS -- 4.1%
--------------------------------------------------------------------------------
     994,600   Air Products & Chemicals, Inc.                        41,206,278
--------------------------------------------------------------------------------
     100,117   AptarGroup, Inc.                                       3,238,785
--------------------------------------------------------------------------------
     413,624   Minerals Technologies Inc.                            15,763,211
--------------------------------------------------------------------------------
     656,600   Rohm and Haas Co.                                     19,553,548
--------------------------------------------------------------------------------
                                                                     79,761,822
--------------------------------------------------------------------------------

COMPUTER SOFTWARE -- 0.2%
--------------------------------------------------------------------------------
     112,500   Synopsys, Inc.(1)                                      4,795,313
--------------------------------------------------------------------------------

CONSTRUCTION & REAL PROPERTY -- 3.8%
--------------------------------------------------------------------------------
     274,600   Fluor Corp.                                            9,248,528
--------------------------------------------------------------------------------
   2,081,980   Martin Marietta Materials, Inc.                       57,483,468
--------------------------------------------------------------------------------
     387,400   Masco Corp.                                            7,213,388
--------------------------------------------------------------------------------
                                                                     73,945,384
--------------------------------------------------------------------------------

CONSUMER DURABLES -- 2.4%
--------------------------------------------------------------------------------
     654,703   Miller (Herman), Inc.                                 10,543,992
--------------------------------------------------------------------------------
     729,500   Whirlpool Corp.                                       35,767,385
--------------------------------------------------------------------------------
                                                                     46,311,377
--------------------------------------------------------------------------------

DEFENSE/AEROSPACE -- 4.4%
--------------------------------------------------------------------------------
   1,112,800   Honeywell International Inc.                          23,769,408
--------------------------------------------------------------------------------
   1,103,900   Raytheon Company                                      31,317,643
--------------------------------------------------------------------------------
   1,600,200   Rockwell Collins                                      29,395,674
--------------------------------------------------------------------------------
                                                                     84,482,725
--------------------------------------------------------------------------------

DEPARTMENT STORES -- 1.6%
--------------------------------------------------------------------------------
     812,821   Federated Department
               Stores, Inc.(1)                                       22,775,244
--------------------------------------------------------------------------------
     274,600   Target Corporation                                     8,034,796
--------------------------------------------------------------------------------
                                                                     30,810,040
--------------------------------------------------------------------------------

DRUGS -- 4.6%
--------------------------------------------------------------------------------
   1,026,100   Abbott Laboratories                                   38,591,621
--------------------------------------------------------------------------------
   1,533,800   Bristol-Myers Squibb Co.                              32,409,194
--------------------------------------------------------------------------------
     272,500   Schering-Plough Corp.                                  4,858,675
--------------------------------------------------------------------------------
     477,699   Watson Pharmaceuticals, Inc.(1)                       13,743,400
--------------------------------------------------------------------------------
                                                                     89,602,890
--------------------------------------------------------------------------------

ELECTRICAL EQUIPMENT -- 3.0%
--------------------------------------------------------------------------------
   1,153,700   AVX Corporation                                       10,383,300
--------------------------------------------------------------------------------
     994,549   Dover Corp.                                           24,087,977
--------------------------------------------------------------------------------
   1,136,200   Littelfuse, Inc.(1)(2)                                20,349,342
--------------------------------------------------------------------------------
     211,500   Nokia Oyj ADR                                          2,963,115
--------------------------------------------------------------------------------
                                                                     57,783,734
--------------------------------------------------------------------------------

Shares                                                                  Value
--------------------------------------------------------------------------------

ELECTRICAL UTILITIES -- 5.1%
--------------------------------------------------------------------------------
   1,180,809   Ameren Corp.                                   $      46,110,592
--------------------------------------------------------------------------------
     214,727   American Electric Power                                4,906,512
--------------------------------------------------------------------------------
     526,340   FPL Group, Inc.                                       31,017,216
--------------------------------------------------------------------------------
     733,300   Wisconsin Energy Corp.                                18,625,820
--------------------------------------------------------------------------------
                                                                    100,660,140
--------------------------------------------------------------------------------

ENERGY RESERVES & PRODUCTION -- 8.5%
--------------------------------------------------------------------------------
   1,537,400   BP plc ADR                                            59,328,265
--------------------------------------------------------------------------------
   1,692,100   Exxon Mobil Corp.                                     59,138,895
--------------------------------------------------------------------------------
   1,172,469   Royal Dutch Petroleum Co.
               New York Shares                                       47,778,112
--------------------------------------------------------------------------------
                                                                    166,245,272
--------------------------------------------------------------------------------

ENVIRONMENTAL SERVICES -- 2.4%
--------------------------------------------------------------------------------
   2,195,361   Waste Management, Inc.                                46,497,746
--------------------------------------------------------------------------------

FINANCIAL SERVICES -- 4.7%
-------------------------------------------------------------------------------
   1,355,700   Freddie Mac                                           71,987,670
--------------------------------------------------------------------------------
     165,700   MBIA Inc.                                              6,402,648
--------------------------------------------------------------------------------
     226,500   MGIC Investment Corp.                                  8,894,655
--------------------------------------------------------------------------------
      56,900   Student Loan Corp. (The)                               5,553,440
--------------------------------------------------------------------------------
                                                                     92,838,413
--------------------------------------------------------------------------------

FOOD & BEVERAGE -- 3.4%
--------------------------------------------------------------------------------
   1,430,400   Campbell Soup Company                                 30,038,400
--------------------------------------------------------------------------------
     550,400   Interstate Bakeries Corp.                              5,779,200
--------------------------------------------------------------------------------
     947,500   Kraft Foods Inc.                                      26,719,500
--------------------------------------------------------------------------------
     166,600   Pepsi Bottling Group Inc.                              2,987,138
--------------------------------------------------------------------------------
                                                                     65,524,238
--------------------------------------------------------------------------------

GAS & WATER UTILITIES -- 3.8%
--------------------------------------------------------------------------------
   1,690,054   AGL Resources Inc.                                    39,935,976
--------------------------------------------------------------------------------
   1,287,700   WGL Holdings Inc.                                     34,111,173
--------------------------------------------------------------------------------
                                                                     74,047,149
--------------------------------------------------------------------------------

HEAVY ELECTRICAL EQUIPMENT -- 3.0%
--------------------------------------------------------------------------------
     125,600   Cooper Industries, Ltd.                                4,485,176
--------------------------------------------------------------------------------
     273,800   Crane Co.                                              4,769,596
--------------------------------------------------------------------------------
   1,066,400   Emerson Electric Co.                                  48,361,240
--------------------------------------------------------------------------------
                                                                     57,616,012
--------------------------------------------------------------------------------

HEAVY MACHINERY -- 0.8%
--------------------------------------------------------------------------------
     250,400   Caterpillar Inc.                                      12,319,680
--------------------------------------------------------------------------------
      62,100   Deere & Co.                                            2,438,046
--------------------------------------------------------------------------------
                                                                     14,757,726
--------------------------------------------------------------------------------

HOME PRODUCTS -- 4.5%
--------------------------------------------------------------------------------
     189,000   Clorox Company                                         8,726,130
--------------------------------------------------------------------------------
   1,728,700   Kimberly-Clark Corp.                                  78,586,702
--------------------------------------------------------------------------------
                                                                     87,312,832
--------------------------------------------------------------------------------

INDUSTRIAL PARTS -- 1.1%
--------------------------------------------------------------------------------
     977,800   York International Corp.                              20,533,800
--------------------------------------------------------------------------------

See Notes to Financial Statements.                                  (continued)

------
    10

Value - Schedule of Investments

MARCH 31, 2003

Shares                                                                  Value
--------------------------------------------------------------------------------

INFORMATION SERVICES -- 1.6%
--------------------------------------------------------------------------------
     423,197   ADVO, Inc.(1)                                  $      13,965,501
--------------------------------------------------------------------------------
     665,500   Valassis
               Communications, Inc.(1)                               17,569,200
--------------------------------------------------------------------------------
                                                                     31,534,701
--------------------------------------------------------------------------------

LIFE & HEALTH INSURANCE -- 1.3%
--------------------------------------------------------------------------------
     936,200   MetLife, Inc.                                         24,696,956
--------------------------------------------------------------------------------

MEDICAL PRODUCTS & SUPPLIES -- 5.2%
--------------------------------------------------------------------------------
   1,025,500   Baxter International, Inc.                            19,115,320
--------------------------------------------------------------------------------
   1,240,542   Beckman Coulter Inc.                                  42,215,645
--------------------------------------------------------------------------------
     511,992   Becton Dickinson & Co.                                17,633,004
--------------------------------------------------------------------------------
     159,000   Invitrogen Corp.(1)                                    4,866,990
--------------------------------------------------------------------------------
     475,700   Mettler-Toledo
               International, Inc.(1)                                14,171,103
--------------------------------------------------------------------------------
     235,500   Waters Corp.(1)                                        4,983,180
--------------------------------------------------------------------------------
                                                                    102,985,242
--------------------------------------------------------------------------------

MEDICAL PROVIDERS & SERVICES -- 0.4%
--------------------------------------------------------------------------------
     416,900   Tenet Healthcare Corp.(1)                              6,962,230
--------------------------------------------------------------------------------

OIL SERVICES -- 1.3%
-------------------------------------------------------------------------------
   1,028,900   Diamond Offshore Drilling, Inc.                       19,970,949
--------------------------------------------------------------------------------
     229,765   Global SantaFe Corp.                                   4,744,647
--------------------------------------------------------------------------------
                                                                     24,715,596
--------------------------------------------------------------------------------

PROPERTY & CASUALTY INSURANCE -- 3.5%
--------------------------------------------------------------------------------
   1,245,300   Allstate Corporation                                  41,306,601
--------------------------------------------------------------------------------
     435,500   Chubb Corp.                                           19,301,360
--------------------------------------------------------------------------------
     521,900   Horace Mann Educators Corp.                            6,847,328
--------------------------------------------------------------------------------
                                                                     67,455,289
--------------------------------------------------------------------------------

PUBLISHING -- 1.9%
--------------------------------------------------------------------------------
     853,628   Dow Jones & Co., Inc.                                 30,252,576
--------------------------------------------------------------------------------
     131,900   McGraw-Hill
               Companies, Inc. (The)                                  7,332,321
--------------------------------------------------------------------------------
                                                                     37,584,897
--------------------------------------------------------------------------------

RAILROADS -- 1.6%
--------------------------------------------------------------------------------
     567,500   Union Pacific Corp.                                   31,212,500
--------------------------------------------------------------------------------

RESTAURANTS -- 1.0%
--------------------------------------------------------------------------------
   1,381,450   McDonald's Corporation                                19,975,767
--------------------------------------------------------------------------------

SECURITIES & ASSET MANAGEMENT -- 4.7%
--------------------------------------------------------------------------------
   1,644,400   Edwards (A.G.), Inc.                                  42,589,960
--------------------------------------------------------------------------------
     846,000   Merrill Lynch & Co., Inc.                             29,948,400
--------------------------------------------------------------------------------
     668,807   T. Rowe Price Group Inc.                              18,097,917
--------------------------------------------------------------------------------
                                                                     90,636,277
--------------------------------------------------------------------------------

SEMICONDUCTOR -- 1.3%
--------------------------------------------------------------------------------
   1,196,400   Intel Corporation                                     19,483,374
--------------------------------------------------------------------------------
     516,200   Teradyne, Inc.(1)                                      6,008,568
--------------------------------------------------------------------------------
                                                                     25,491,942
--------------------------------------------------------------------------------

Shares                                                                  Value
-------------------------------------------------------------------------------

TELEPHONE -- 4.6%
--------------------------------------------------------------------------------
   2,089,700   BellSouth Corp.                                $      45,283,799
--------------------------------------------------------------------------------
     476,985   CenturyTel Inc.                                       13,164,786
--------------------------------------------------------------------------------
     240,020   Commonwealth Telephone
               Enterprise Inc.(1)                                     9,303,175
--------------------------------------------------------------------------------
   1,074,366   SBC Communications Inc.                               21,551,782
--------------------------------------------------------------------------------
                                                                     89,303,542
--------------------------------------------------------------------------------

TOBACCO -- 0.8%
--------------------------------------------------------------------------------
     530,672   UST Inc.                                              14,646,547
--------------------------------------------------------------------------------

TOTAL COMMON STOCKS
(Cost $1,993,918,651)                                             1,864,976,217
--------------------------------------------------------------------------------

TEMPORARY CASH INVESTMENTS -- 4.0%

Repurchase Agreement, Morgan Stanley
Group, Inc., (U.S. Treasury obligations),
in a joint trading account at 1.20%,
dated 3/31/03, due 4/1/03
(Delivery value $77,002,567)
(Cost $77,000,000)                                                   77,000,000
--------------------------------------------------------------------------------

TOTAL INVESTMENT
SECURITIES -- 100.0%
(Cost $2,070,918,651)                                            $1,941,976,217
================================================================================

COLLATERAL RECEIVED FOR SECURITIES LENDING(3)

Repurchase Agreement, BNP Paribas Securities
Services, (U.S. Government Agency obligations),
1.36%, dated 3/31/03, due 4/1/03
(Delivery value $38,638,239)                                       $ 38,636,779
--------------------------------------------------------------------------------
Repurchase Agreement, Morgan Stanley
Group, Inc., (AA Corporate Bonds),
1.51%, dated 3/31/03, due 4/1/03
(Delivery value $25,001,049)                                         25,000,000
--------------------------------------------------------------------------------
Repurchase Agreement, UBS Warburg LLC,
(U.S. Government Agency obligations), 1.35%,
dated 3/31/03, due 4/1/03
(Delivery value $20,000,750)                                         20,000,000
--------------------------------------------------------------------------------

TOTAL COLLATERAL RECEIVED
FOR SECURITIES LENDING
(Cost $83,636,779)                                                  $83,636,779
================================================================================

NOTES TO SCHEDULE OF INVESTMENTS

ADR = American Depositary Receipt

(1)  Non-income producing.

(2)  Affiliated Company: represents ownership of at least 5% of the voting securities of the issuer and is, therefore, an affiliate as defined in the
     Investment Company Act of 1940. (See Note 5 in Notes to Financial
     Statements for a summary of transactions for each issuer which is or was an affiliate at or during the year ended March 31, 2003.)

(3)  Investments represent purchases made by the lending agent with cash collateral received through securities lending transactions.

See Notes to Financial Statements.

                                                                         ------
                                                                         11

Large Company Value - Performance

TOTAL RETURNS AS OF MARCH 31, 2003
------------------------------------------------------------------------------------------------------------------
                                                                                        S&P 500/
                                                           LARGE        RUSSELL 1000   BARRA VALUE     S&P 500
                                                        COMPANY VALUE   VALUE INDEX      INDEX          INDEX
------------------------------------------------------------------------------------------------------------------
INVESTOR CLASS (INCEPTION 7/30/99)
------------------------------------------------------------------------------------------------------------------
   6 months(1)                                               3.43%           3.90%         3.85%         5.02%
------------------------------------------------------------------------------------------------------------------
   1 Year                                                  -21.19%         -22.79%       -26.19%       -24.76%
------------------------------------------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS
------------------------------------------------------------------------------------------------------------------
   3 Years                                                  -0.81%          -6.86%       -11.26%       -16.09%
------------------------------------------------------------------------------------------------------------------
   Life of Class                                            -2.67%          -6.05%(2)     -8.75%(2)    -10.28%(2)
------------------------------------------------------------------------------------------------------------------
INSTITUTIONAL CLASS (INCEPTION 8/10/01)
------------------------------------------------------------------------------------------------------------------
   6 months(1)                                               3.52%           3.90%         3.85%         5.02%
------------------------------------------------------------------------------------------------------------------
   1 Year                                                  -21.03%         -22.79%       -26.19%       -24.76%
------------------------------------------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS
------------------------------------------------------------------------------------------------------------------
   Life of Class                                           -12.01%         -14.51%(3)    -20.06%(3)    -17.92%(3)
------------------------------------------------------------------------------------------------------------------
ADVISOR CLASS (INCEPTION 10/26/00)
------------------------------------------------------------------------------------------------------------------
   6 months(1)                                               3.30%           3.90%         3.85%         5.02%
------------------------------------------------------------------------------------------------------------------
   1 Year                                                  -21.38%         -22.79%       -26.19%       -24.76%
------------------------------------------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS
------------------------------------------------------------------------------------------------------------------
   Life of Class                                            -2.45%         -10.39%(4)    -15.86%(4)    -18.20%(4)
------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------
                                           LARGE            LARGE
                                        COMPANY VALUE   COMPANY VALUE                   S&P 500/
                                         (NO SALES      (WITH SALES     RUSSELL 1000   BARRA VALUE     S&P 500
                                          CHARGES*)       CHARGES)      VALUE INDEX      INDEX          INDEX
------------------------------------------------------------------------------------------------------------------
A CLASS (INCEPTION 1/31/03)
------------------------------------------------------------------------------------------------------------------
   Life of Class(1)                         -3.49%          -9.00%          -2.50%        -2.85%        -0.54%
------------------------------------------------------------------------------------------------------------------
B CLASS (INCEPTION 1/31/03)
------------------------------------------------------------------------------------------------------------------
   Life of Class(1)                         -3.58%          -8.58%          -2.50%        -2.85%        -0.54%
------------------------------------------------------------------------------------------------------------------
C CLASS (INCEPTION 11/7/01)
------------------------------------------------------------------------------------------------------------------
   6 months(1)                               2.71%           1.71%           3.90%         3.85%         5.02%
------------------------------------------------------------------------------------------------------------------
   1 Year                                  -22.13%         -22.13%         -22.79%       -26.19%       -24.76%
------------------------------------------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS
------------------------------------------------------------------------------------------------------------------
   Life of Class                           -11.81%         -11.81%          -9.33%(5)    -14.01%(5)    -13.11%(5)
------------------------------------------------------------------------------------------------------------------

*Sales charges include initial sales charges and contingent deferred sales charges (CDSCs), as applicable. (A Class shares have an initial sales charge and
 CDSC; B and C Class shares have CDSCs. Please see Share Class Information on pages 1 and 2 for more information about the applicable sales charges for each share class.) The SEC requires that mutual funds provide performance information net of maximum sales charges in all cases where charges could be applied.

(1)  Returns for periods less than one year are not annualized.

(2)  From 7/31/99, the date nearest the class's inception for which data are available.

(3)  From 7/31/01, the date nearest the class's inception for which data are available.

(4)  From 10/31/00, the date nearest the class's inception for which data are available.

(5)  From 10/31/01, the date nearest the class's inception for which data are available.

See pages 47-50 for information about the indices and returns.

                                                                    (continued)

------
    12

Large Company Value - Performance
GROWTH OF $10,000 OVER LIFE OF INVESTOR CLASS
$10,000 investment made July 30, 1999

ONE-YEAR RETURNS OVER LIFE OF INVESTOR CLASS

Periods ended March 31
--------------------------------------------------------------------------------
                                      2000*      2001      2002       2003
--------------------------------------------------------------------------------
Large Company Value                  -7.22%     12.38%    10.20%     -21.19%
--------------------------------------------------------------------------------
Russell 1000 Value Index             -1.56%      0.27%     4.38%     -22.79%
--------------------------------------------------------------------------------

* From 7/30/99, the class's inception date. Index data from 7/31/99, the date nearest the class's inception for which data are available. Not annualized.

The charts on the performance pages give historical return data for Large
Company Value. Returns for the indices are provided for comparison. Large
Company Value's total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the indices do not. Unless otherwise indicated, the charts are based on Investor
Class shares; performance for other classes will vary due to differences in fee structures (see the Total Returns table on the previous page). Past performance does not guarantee future results. None of these charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost.

                                                                          -----
                                                                          13

Large Company Value - Performance Review

[photo of Chuck Ritter and Mark Mallon]

A performance summary from Chuck Ritter (left) and Mark Mallon, portfolio managers on the Large Company Value investment team.

Large Company Value declined 21.19%* during the 12 months ended March 31, 2003, a very tough period for large-cap stocks. The fund outperformed its benchmark, the Russell 1000 Value Index, which retreated 22.79%.

The bear market has lasted three years. For much of this time, value stocks handily outperformed growth stocks. But the 12 months ended March 31 marked a period in which the margin of performance of value over growth narrowed as the bear market broadened. The benchmark that represents large-cap value equities, the Russell 1000 Value Index, still did better than its growth counterpart, the
Russell 1000 Growth Index. However, the value benchmark suffered its worst
12-month period since its inception in 1979. And the damage was widespread: for the 12-month period, all but one of the index's 55 industry groups declined.

Despite the difficulty, we followed our disciplined value investment approach--searching for businesses selling at prices below fair market value due to transitory issues. During a broad market decline, not all stocks selling at depressed prices are true value opportunities. Our job is to find those businesses whose underlying financial strength and stability will enable them to overcome today's problems.

A FEW BRIGHT SPOTS

Our focus on financial strength kept us away from the floundering airline industry, where rising energy costs and war anxiety pushed some participants to the brink of bankruptcy. Large Company Value held no airline stocks during the period, maintaining transportation exposure in the more conservatively financed railroad industry.

Wavering consumer confidence cast a shadow over the market for most of the period, pressuring the portfolio's consumer service holdings. However, we found a few bright spots. Led by Mattel, the portfolio's overweight holdings of leisure products contributed to performance. The portfolio also included
Harrah's, which led the hotel group. However, war anxiety made corporations skittish about spending on advertising during the war, and that

PORTFOLIO AT A GLANCE
-------------------------------------------------------------------------------
                                                   AS OF 3/31/03
-------------------------------------------------------------------------------
Net Assets                                        $179.8 million
-------------------------------------------------------------------------------
                                           3/31/03               3/31/02
-------------------------------------------------------------------------------
No. of Holdings                              84                    91
-------------------------------------------------------------------------------
P/E Ratio                                   15.9                  25.3
-------------------------------------------------------------------------------
Median Market                               $12.3                 $17.0
Capitalization                             billion               billion
-------------------------------------------------------------------------------
Weighted Average                            $50.3                 $62.1
Market Capitalization                      billion               billion
-------------------------------------------------------------------------------
Dividend Yield                              2.72%                 2.33%
-------------------------------------------------------------------------------
Portfolio Turnover                            30%                   34%
-------------------------------------------------------------------------------
Expense Ratio
(for Investor Class)                        0.90%                 0.90%
-------------------------------------------------------------------------------

*All fund returns referenced in this review are for Investor Class shares.

Investment terms are defined in the Glossary.                      (continued)

------
    14

Large Company Value - Performance Review

depressed publishing stocks. Another setback was McDonald's, which reported its first quarterly loss in its 37-year history as a public company.

Consumer non-cyclicals fared well early in the period but later declined, as an unusually bitter winter decreased sales, and several food and beverage companies retreated. Nonetheless, Large Company Value found success with Unilever, the world's third-largest food conglomerate, and Fortune Brands. Owner of such popular brands as Dove soap, Hellmann's mayonnaise, and Lipton tea, Unilever continues to enjoy the benefits of its merger with Best Foods in 2000. Home products manufacturer Fortune Brands, maker of Titleist golf equipment and Moen kitchen fixtures, also contributed during the period. The portfolio held Fortune
Brands until its increasing price made it somewhat less attractive on a valuation basis. The sector's progress was hurt also by Altria Group, formerly known as Phillip Morris, which struggled because of costly tobacco litigation.

Consumer cyclical stocks also suffered. Early in the period, investors anticipated

TOP FIVE INDUSTRIES
--------------------------------------------------------------------------------
                                            % OF FUND INVESTMENTS
--------------------------------------------------------------------------------
                                         AS OF                 AS OF
                                        3/31/03               9/30/02
--------------------------------------------------------------------------------
Banks                                    14.5%                 14.6%
--------------------------------------------------------------------------------
Energy Reserves &
Production                               10.8%                 10.9%
--------------------------------------------------------------------------------
Telephone                                 5.8%                  6.3%
--------------------------------------------------------------------------------
Financial Services                        5.7%                  4.2%
--------------------------------------------------------------------------------
Drugs                                     4.5%                  5.4%
--------------------------------------------------------------------------------

TYPES OF INVESTMENTS IN PORTFOLIO
--------------------------------------------------------------------------------
                                         AS OF                 AS OF
                                        3/31/03               9/30/02
-------------------------------------------------------------------------------
U.S. Common Stocks                       91.5%                 91.5%
-------------------------------------------------------------------------------
Foreign Stocks                            3.2%                  3.3%
-------------------------------------------------------------------------------
TOTAL EQUITY EXPOSURE                    94.7%                 94.8%
-------------------------------------------------------------------------------
Temporary
Cash Investments                          5.3%                  5.2%
-------------------------------------------------------------------------------

that the refunds resulting from the 2002 Tax Relief Act would boost discretionary spending. This led investors to Best Buy, which helped the specialty-store industry group contribute to performance. But the worst holiday shopping season in 30 years hurt department stores such as May and Sears.
Investors also retreated from automakers, due to concerns that the industry could not maintain its rapid 2002 sales pace through this year.

While stocks slipped, petroleum climbed, as war anxiety pushed crude oil prices above $32 a barrel. In other times such a leap might have benefited energy companies, but weak retail demand limited how much of the higher prices could be passed on to consumers at the pump. This led to contracting refinery margins and lower profits at oil companies, including three of our largest holdings, Exxon
Mobil, Royal Dutch Petroleum and ConocoPhillips.

War anxiety made cautious CEOs even more reluctant to increase capital expenditures, delaying purchases of computer hardware, software and network equipment and services. That hurt technology stocks, such as Electronic Data
Systems and Computer Associates. And even though the war brought new attention to defense manufacturers, Boeing and

                                                                    (continued)

                                                                         ------
                                                                         15

Large Company Value - Performance Review

Honeywell suffered because of their exposure to the struggling commercial aerospace industry.

Regulatory changes hurt the portfolio's telecommunications group. SBC
Communications and Verizon retreated after a Federal Communications Commission decision allowing states to continue setting the prices at which the Bell companies must lease their phone networks to rivals.

The financial sector was the portfolio's biggest detractor. The market's slump caused revenues to fall sharply for brokers and asset managers, which affected
Morgan Stanley and Merrill Lynch. Citigroup, the nation's biggest bank, also was affected by these market forces and then came under additional pressure as regulators questioned its involvement in corporate accounting controversies.
However, the lowest interest rates in 41 years continued to boost mortgage refinancing, which helped Washington Mutual, the nation's largest thrift, and
Bank of America, which has one of the nation's largest consumer banking divisions.

TOP TEN HOLDINGS
-------------------------------------------------------------------------------
                                            % OF FUND INVESTMENTS
-------------------------------------------------------------------------------
                                         AS OF                 AS OF
                                        3/31/03               9/30/02
-------------------------------------------------------------------------------
Citigroup Inc.                            4.2%                  4.3%
-------------------------------------------------------------------------------
Exxon Mobil Corp.                         4.0%                  3.9%
-------------------------------------------------------------------------------
Freddie Mac                               3.8%                  1.1%
-------------------------------------------------------------------------------
Royal Dutch Petroleum
Co. New York Shares                       2.6%                  2.6%
-------------------------------------------------------------------------------
SBC Communications Inc.                   2.5%                  2.2%
-------------------------------------------------------------------------------
Bank of America Corp.                     2.4%                  2.4%
-------------------------------------------------------------------------------
Merck & Co., Inc.                         2.2%                  2.1%
-------------------------------------------------------------------------------
ConocoPhillips                            1.8%                  1.8%
-------------------------------------------------------------------------------
Verizon Communications                    1.8%                  1.7%
-------------------------------------------------------------------------------
Hewlett-Packard Co.                       1.6%                  1.1%
-------------------------------------------------------------------------------

A LOOK AHEAD

As the period ended, investors began to look beyond the war. Productivity gains and no foreseeable risk of inflation provide arguments that a stronger pace of recovery is approaching. Such an environment would bode well for the value-oriented firms we seek for Large Company Value.

Investment terms are defined in the Glossary.

------
    16

Large Company Value -  Schedule of Investments

MARCH 31, 2003

Shares                                                                  Value
--------------------------------------------------------------------------------

COMMON STOCKS -- 94.7%

APPAREL & TEXTILES -- 1.6%
--------------------------------------------------------------------------------
      38,900   Liz Claiborne, Inc.                               $    1,202,788
--------------------------------------------------------------------------------
      42,100   VF Corp.                                               1,584,223
--------------------------------------------------------------------------------
                                                                      2,787,011
--------------------------------------------------------------------------------

BANKS -- 14.5%
--------------------------------------------------------------------------------
      64,300   Bank of America Corp.                                  4,297,812
--------------------------------------------------------------------------------
      70,000   Bank One Corp.                                         2,423,400
--------------------------------------------------------------------------------
     218,000   Citigroup Inc.                                         7,510,099
--------------------------------------------------------------------------------
      63,500   Fleet Boston Financial Corp.                           1,516,380
--------------------------------------------------------------------------------
      60,900   KeyCorp                                                1,373,904
--------------------------------------------------------------------------------
      73,500   National City Corp.                                    2,046,975
--------------------------------------------------------------------------------
      48,200   PNC Financial Services Group                           2,042,716
--------------------------------------------------------------------------------
     116,869   U.S. Bancorp                                           2,218,174
--------------------------------------------------------------------------------
      72,600   Wachovia Corp.                                         2,473,488
--------------------------------------------------------------------------------
                                                                     25,902,948
--------------------------------------------------------------------------------

CHEMICALS -- 0.8%
--------------------------------------------------------------------------------
      31,700   PPG Industries, Inc.                                   1,429,036
--------------------------------------------------------------------------------

CLOTHING STORES -- 0.6%
--------------------------------------------------------------------------------
      89,000   Limited Brands                                         1,145,430
--------------------------------------------------------------------------------

COMPUTER HARDWARE &
BUSINESS MACHINES -- 2.0%
--------------------------------------------------------------------------------
     189,170   Hewlett-Packard Co.                                    2,941,594
--------------------------------------------------------------------------------
     188,859   Sun Microsystems, Inc.(1)                                614,736
--------------------------------------------------------------------------------
                                                                      3,556,330
--------------------------------------------------------------------------------

COMPUTER SOFTWARE -- 1.1%
--------------------------------------------------------------------------------
     147,100   Computer Associates
               International, Inc.                                    2,009,386
--------------------------------------------------------------------------------

CONSUMER DURABLES -- 0.6%
--------------------------------------------------------------------------------
      20,600   Whirlpool Corp.                                        1,010,018
--------------------------------------------------------------------------------

DEFENSE/AEROSPACE -- 2.5%
--------------------------------------------------------------------------------
      57,600   Boeing Co.                                             1,443,456
--------------------------------------------------------------------------------
      86,400   Honeywell International Inc.                           1,845,504
--------------------------------------------------------------------------------
      42,300   Raytheon Company                                       1,200,051
--------------------------------------------------------------------------------
                                                                      4,489,011
--------------------------------------------------------------------------------

DEPARTMENT STORES -- 2.2%
--------------------------------------------------------------------------------
      93,000   May Department
               Stores Co. (The)                                       1,849,770
--------------------------------------------------------------------------------
      87,500   Sears, Roebuck & Co.                                   2,113,125
--------------------------------------------------------------------------------
                                                                      3,962,895
--------------------------------------------------------------------------------

DRUGS -- 4.5%
--------------------------------------------------------------------------------
      40,500   Abbott Laboratories                                    1,523,205
--------------------------------------------------------------------------------
      85,400   Bristol-Myers Squibb Co.                               1,804,502
--------------------------------------------------------------------------------
      70,700   Merck & Co., Inc.                                      3,872,946
--------------------------------------------------------------------------------
      46,900   Schering-Plough Corp.                                    836,227
--------------------------------------------------------------------------------
                                                                      8,036,880
--------------------------------------------------------------------------------

Shares                                                                  Value
--------------------------------------------------------------------------------

ELECTRICAL EQUIPMENT -- 0.5%
--------------------------------------------------------------------------------
      40,000   Dover Corp.                                       $      968,800
--------------------------------------------------------------------------------

ELECTRICAL UTILITIES -- 3.8%
--------------------------------------------------------------------------------
      67,300   American Electric Power                                1,537,805
--------------------------------------------------------------------------------
      39,000   DTE Energy Company                                     1,507,350
--------------------------------------------------------------------------------
      51,000   Exelon Corporation                                     2,570,910
--------------------------------------------------------------------------------
      68,400   TXU Corp.                                              1,220,940
--------------------------------------------------------------------------------
                                                                      6,837,005
--------------------------------------------------------------------------------

ENERGY RESERVES & PRODUCTION -- 10.8%
--------------------------------------------------------------------------------
      35,400   ChevronTexaco Corp.                                    2,288,610
--------------------------------------------------------------------------------
      59,118   ConocoPhillips                                         3,168,725
--------------------------------------------------------------------------------
     203,036   Exxon Mobil Corp.                                      7,096,108
--------------------------------------------------------------------------------
      67,100   Occidental Petroleum Corp.                             2,010,316
--------------------------------------------------------------------------------
     115,241   Royal Dutch Petroleum Co.
               New York Shares                                        4,696,071
--------------------------------------------------------------------------------
                                                                     19,259,830
--------------------------------------------------------------------------------

ENVIRONMENTAL SERVICES -- 1.0%
--------------------------------------------------------------------------------
      81,700   Waste Management, Inc.                                 1,730,406
--------------------------------------------------------------------------------

FINANCIAL SERVICES -- 5.7%
--------------------------------------------------------------------------------
     127,000   Freddie Mac                                            6,743,700
--------------------------------------------------------------------------------
      79,300   General Electric Co.                                   2,022,150
--------------------------------------------------------------------------------
      35,800   MGIC Investment Corp.                                  1,405,866
--------------------------------------------------------------------------------
                                                                     10,171,716
--------------------------------------------------------------------------------

FOOD & BEVERAGE -- 1.6%
--------------------------------------------------------------------------------
      59,400   Heinz (H.J.) Co.                                       1,734,480
--------------------------------------------------------------------------------
      17,600   Unilever NV New York Shares                            1,046,144
--------------------------------------------------------------------------------
                                                                      2,780,624
--------------------------------------------------------------------------------

FOREST PRODUCTS & PAPER -- 0.5%
--------------------------------------------------------------------------------
      26,700   International Paper Co.                                  902,460
--------------------------------------------------------------------------------

GAS & WATER UTILITIES -- 0.6%
--------------------------------------------------------------------------------
      60,000   NiSource Inc.                                          1,092,000
--------------------------------------------------------------------------------

HEAVY ELECTRICAL EQUIPMENT -- 0.6%
--------------------------------------------------------------------------------
      24,200   Emerson Electric Co.                                   1,097,470
--------------------------------------------------------------------------------

HOME PRODUCTS -- 0.9%
--------------------------------------------------------------------------------
      34,400   Kimberly-Clark Corp.                                   1,563,824
--------------------------------------------------------------------------------

HOTELS -- 0.6%
--------------------------------------------------------------------------------
      28,100   Harrah's Entertainment, Inc.(1)                        1,003,170
--------------------------------------------------------------------------------

INDUSTRIAL PARTS -- 3.2%
--------------------------------------------------------------------------------
      33,400   Black & Decker Corporation                             1,164,324
--------------------------------------------------------------------------------
      35,000   Ingersoll-Rand Company                                 1,350,650
--------------------------------------------------------------------------------
      29,100   Parker-Hannifin Corp.                                  1,127,334
--------------------------------------------------------------------------------
      27,000   Snap-on Inc.                                             668,520
--------------------------------------------------------------------------------
     110,200   Tyco International Ltd.                                1,417,172
--------------------------------------------------------------------------------
                                                                      5,728,000
--------------------------------------------------------------------------------

See Notes to Financial Statements.                                  (continued)

                                                                         ------
                                                                         17

Large Company Value -  Schedule of Investments

MARCH 31, 2003

Shares                                                                  Value
--------------------------------------------------------------------------------

INFORMATION SERVICES -- 2.7%
--------------------------------------------------------------------------------
      35,300   Computer Sciences Corp.(1)                        $    1,149,015
---------------------------------------------------------------------------------
     115,900   Electronic Data Systems Corp.                          2,039,840
--------------------------------------------------------------------------------
      21,800   International Business
               Machines Corp.                                         1,709,774
--------------------------------------------------------------------------------
                                                                      4,898,629
--------------------------------------------------------------------------------

INVESTMENT TRUSTS -- 4.9%
--------------------------------------------------------------------------------
     104,000   Standard and Poor's 500
               Depositary Receipt                                     8,826,480
--------------------------------------------------------------------------------

LEISURE -- 0.6%
--------------------------------------------------------------------------------
      51,054   Mattel, Inc.                                           1,148,715
--------------------------------------------------------------------------------

LIFE & HEALTH INSURANCE -- 1.5%
--------------------------------------------------------------------------------
      29,400   CIGNA Corp.                                            1,344,168
--------------------------------------------------------------------------------
      39,700   Torchmark Corp.                                        1,421,260
--------------------------------------------------------------------------------
                                                                      2,765,428
--------------------------------------------------------------------------------

MEDIA -- 0.5%
--------------------------------------------------------------------------------
      80,100   AOL Time Warner Inc.(1)                                  869,886
--------------------------------------------------------------------------------

MEDICAL PRODUCTS & SUPPLIES -- 1.4%
--------------------------------------------------------------------------------
      70,900   Baxter International, Inc.                             1,321,576
--------------------------------------------------------------------------------
      37,100   Becton Dickinson & Co.                                 1,277,724
--------------------------------------------------------------------------------
                                                                      2,599,300
--------------------------------------------------------------------------------

MEDICAL PROVIDERS & SERVICES -- 0.7%
--------------------------------------------------------------------------------
      70,000   Tenet Healthcare Corp.(1)                              1,169,000
--------------------------------------------------------------------------------

MINING & METALS -- 1.2%
--------------------------------------------------------------------------------
      58,700   Alcoa Inc.                                             1,137,606
--------------------------------------------------------------------------------
      28,800   Nucor Corp.                                            1,099,296
--------------------------------------------------------------------------------
                                                                      2,236,902
--------------------------------------------------------------------------------

MOTOR VEHICLES & PARTS -- 1.1%
--------------------------------------------------------------------------------
      57,600   General Motors Corp.                                   1,936,512
--------------------------------------------------------------------------------

OIL SERVICES -- 0.5%
--------------------------------------------------------------------------------
      45,400   Transocean Inc.                                          928,430
--------------------------------------------------------------------------------

PROPERTY & CASUALTY INSURANCE -- 3.2%
--------------------------------------------------------------------------------
      59,500   Allstate Corporation                                   1,973,615
--------------------------------------------------------------------------------
      50,100   Hartford Financial Services
               Group, Inc. (The)                                      1,768,029
--------------------------------------------------------------------------------
      49,000   Loews Corp.                                            1,952,160
--------------------------------------------------------------------------------
                                                                      5,693,804
--------------------------------------------------------------------------------

PUBLISHING -- 1.7%
--------------------------------------------------------------------------------
      30,000   Gannett Co., Inc.                                      2,112,900
--------------------------------------------------------------------------------
      52,900   R.R. Donnelley & Sons Company                            969,128
--------------------------------------------------------------------------------
                                                                      3,082,028
--------------------------------------------------------------------------------

RAILROADS -- 0.8%
--------------------------------------------------------------------------------
      54,800   Burlington Northern
               Santa Fe Corp.                                         1,364,520
--------------------------------------------------------------------------------

Shares                                                                  Value
--------------------------------------------------------------------------------

REAL ESTATE INVESTMENT TRUST -- 0.5%
--------------------------------------------------------------------------------
      39,700   Equity Residential                                $      955,579
--------------------------------------------------------------------------------

RESTAURANTS -- 1.4%
--------------------------------------------------------------------------------
     177,291   McDonald's Corp.                                       2,563,628
--------------------------------------------------------------------------------

SECURITIES & ASSET MANAGEMENT -- 2.7%
--------------------------------------------------------------------------------
      68,300   Merrill Lynch & Co., Inc.                              2,417,820
--------------------------------------------------------------------------------
      64,300   Morgan Stanley                                         2,465,905
--------------------------------------------------------------------------------
                                                                      4,883,725
--------------------------------------------------------------------------------

SPECIALTY STORES -- 0.6%
--------------------------------------------------------------------------------
       41,100   Best Buy Co., Inc.(1)                                 1,108,467
--------------------------------------------------------------------------------

TELEPHONE -- 5.8%
--------------------------------------------------------------------------------
      87,320   AT&T Corp.                                             1,414,584
--------------------------------------------------------------------------------
     222,000   SBC Communications Inc.                                4,453,320
--------------------------------------------------------------------------------
     116,600   Sprint Corporation                                     1,370,050
--------------------------------------------------------------------------------
      89,300   Verizon Communications                                 3,156,755
--------------------------------------------------------------------------------
                                                                     10,394,709
--------------------------------------------------------------------------------

THRIFTS -- 1.4%
--------------------------------------------------------------------------------
      73,300   Washington Mutual, Inc.                                2,585,291
--------------------------------------------------------------------------------

TOBACCO -- 1.3%
--------------------------------------------------------------------------------
      79,000   Altria Group Inc.                                      2,366,840
--------------------------------------------------------------------------------

TOTAL COMMON STOCKS
(Cost $187,988,702)                                                 169,842,123
--------------------------------------------------------------------------------

TEMPORARY CASH INVESTMENTS -- 5.3%

Repurchase Agreement, Goldman
Sachs & Co., (U.S. Treasury obligations),
in a joint trading account at 1.25%,
dated 3/31/03, due 4/1/03
(Delivery value $9,100,316)                                           9,100,000
--------------------------------------------------------------------------------
Repurchase Agreement, Merrill Lynch
& Co., Inc., (U.S. Treasury obligations),
in a joint trading account at 1.23%,
dated 3/31/03, due 4/1/03
(Delivery value $400,014)                                               400,000
--------------------------------------------------------------------------------

TOTAL TEMPORARY  CASH INVESTMENTS
(Cost $9,500,000)                                                     9,500,000
--------------------------------------------------------------------------------

TOTAL INVESTMENT  SECURITIES -- 100.0%
(Cost $197,488,702)                                                $179,342,123
================================================================================

NOTES TO SCHEDULE OF INVESTMENTS

(1)  Non-income producing.

See Notes to Financial Statements.

------
    18

Statement of Assets and Liabilities

MARCH 31, 2003
-----------------------------------------------------------------------------------------------
                                                                                LARGE COMPANY
                                                                  VALUE             VALUE
-----------------------------------------------------------------------------------------------
ASSETS
------------------------------------------------------------
Investment securities -- unaffiliated, at value
(cost of $2,043,075,883 and $197,488,702,
respectively) -- including $80,788,078 and $0
of securities loaned, respectively                            $1,921,626,875     $179,342,123
------------------------------------------------------------
Investment securities -- affiliated, at value
(cost of $27,842,768 and $0, respectively)                        20,349,342               --
------------------------------------------------------------
Collateral received for securities loaned, at value
(cost of $83,636,779 and $0, respectively)                        83,636,779               --
------------------------------------------------------------
Cash                                                                      --          417,112
------------------------------------------------------------
Receivable for investments sold                                   18,165,980               --
------------------------------------------------------------
Receivable for capital shares sold                                   263,159          735,000
------------------------------------------------------------
Dividends and interest receivable                                  2,070,808          374,199
-----------------------------------------------------------------------------------------------
                                                               2,046,112,943      180,868,434
-----------------------------------------------------------------------------------------------

LIABILITIES
------------------------------------------------------------
Disbursements in excess of demand deposit cash                     1,972,643               --
------------------------------------------------------------
Payable for securities loaned                                     83,636,779               --
------------------------------------------------------------
Payable for investments purchased                                 13,089,413          912,990
------------------------------------------------------------
Accrued management fees                                            1,574,412          130,178
------------------------------------------------------------
Distribution fees payable                                             45,895              907
------------------------------------------------------------
Service fees payable                                                  44,900            1,160
-----------------------------------------------------------------------------------------------
                                                                 100,364,042        1,045,235
-----------------------------------------------------------------------------------------------

NET ASSETS                                                    $1,945,748,901     $179,823,199
===============================================================================================

See Notes to Financial Statements.                                 (continued)

                                                                         ------
                                                                         19

Statement of Assets and Liabilities

MARCH 31, 2003
-----------------------------------------------------------------------------------------------
                                                                                LARGE COMPANY
                                                                  VALUE             VALUE
-----------------------------------------------------------------------------------------------
NET ASSETS CONSIST OF:
------------------------------------------------------------
Capital (par value and paid-in surplus)                       $2,258,590,837     $201,823,922
------------------------------------------------------------
Undistributed net investment income                                       --           62,535
------------------------------------------------------------
Accumulated net realized loss on investment and
foreign currency transactions                                   (183,899,502)      (3,916,679)
------------------------------------------------------------
Net unrealized depreciation on investments and translation
of assets and liabilities in foreign currencies                 (128,942,434)     (18,146,579)
-----------------------------------------------------------------------------------------------

                                                              $1,945,748,901     $179,823,199
===============================================================================================

INVESTOR CLASS, $0.01 PAR VALUE
-----------------------------------------------------------------------------------------------
Net assets                                                    $1,552,631,810     $152,640,510
------------------------------------------------------------
Shares outstanding                                               277,003,415       35,595,759
------------------------------------------------------------
Net asset value per share                                              $5.61            $4.29
-----------------------------------------------------------------------------------------------

INSTITUTIONAL CLASS, $0.01 PAR VALUE
-----------------------------------------------------------------------------------------------
Net assets                                                      $179,195,694      $21,109,915
------------------------------------------------------------
Shares outstanding                                                31,930,479        4,921,376
------------------------------------------------------------
Net asset value per share                                              $5.61            $4.29
-----------------------------------------------------------------------------------------------

ADVISOR CLASS, $0.01 PAR VALUE
-----------------------------------------------------------------------------------------------
Net assets                                                      $210,983,903       $1,089,567
------------------------------------------------------------
Shares outstanding                                                37,673,627          254,274
------------------------------------------------------------
Net asset value per share                                              $5.60            $4.29
-----------------------------------------------------------------------------------------------

A CLASS, $0.01 PAR VALUE
-----------------------------------------------------------------------------------------------
Net assets                                                          $385,431       $3,733,200
------------------------------------------------------------
Shares outstanding                                                    68,769          870,581
------------------------------------------------------------
Net asset value per share                                              $5.60            $4.29
------------------------------------------------------------
Maximum offering price (net asset value divided by 0.9425)             $5.94            $4.55
-----------------------------------------------------------------------------------------------

B CLASS, $0.01 PAR VALUE
-----------------------------------------------------------------------------------------------
Net assets                                                           $90,785          $87,506
------------------------------------------------------------
Shares outstanding                                                    16,197           20,407
------------------------------------------------------------
Net asset value per share                                              $5.61            $4.29
-----------------------------------------------------------------------------------------------

C CLASS, $0.01 PAR VALUE
-----------------------------------------------------------------------------------------------
Net assets                                                        $2,461,278       $1,162,501
------------------------------------------------------------
Shares outstanding                                                   441,104          271,838
------------------------------------------------------------
Net asset value per share                                              $5.58            $4.28
-----------------------------------------------------------------------------------------------

See Notes to Financial Statements.

------
    20

Statement of Operations

YEAR ENDED MARCH 31, 2003
-----------------------------------------------------------------------------------------------
                                                                                 LARGE COMPANY
                                                                   VALUE             VALUE
-----------------------------------------------------------------------------------------------
INVESTMENT INCOME

INCOME:
------------------------------------------------------------
Dividends (net of foreign taxes withheld of $387,643 and
$11,440, respectively)                                        $   45,129,436    $   2,703,596
------------------------------------------------------------
Interest and other income                                          2,452,491           89,526
-----------------------------------------------------------------------------------------------
                                                                  47,581,927        2,793,122
-----------------------------------------------------------------------------------------------

EXPENSES:
------------------------------------------------------------
Management fees                                                   20,868,683          933,494
------------------------------------------------------------
Distribution fees:
------------------------------------------------------------
  Advisor Class                                                      518,271              609
------------------------------------------------------------
  B Class                                                                 48               35
------------------------------------------------------------
  C Class                                                             16,652            4,157
------------------------------------------------------------
Service fees:
------------------------------------------------------------
  Advisor Class                                                      518,271              609
------------------------------------------------------------
  B Class                                                                 16               12
------------------------------------------------------------
  C Class                                                              5,551            1,386
------------------------------------------------------------
Service and distribution fees -- A Class                                  59              852
------------------------------------------------------------
Directors' fees and expenses                                          30,553            1,143
-----------------------------------------------------------------------------------------------
                                                                  21,958,104          942,297
-----------------------------------------------------------------------------------------------
Amount Waived                                                             (1)              (1)
-----------------------------------------------------------------------------------------------
                                                                  21,958,103          942,296
-----------------------------------------------------------------------------------------------

NET INVESTMENT INCOME                                             25,623,824        1,850,826
-----------------------------------------------------------------------------------------------

REALIZED AND UNREALIZED LOSS

NET REALIZED LOSS ON:
------------------------------------------------------------
Investment transactions (including $(47,462) and $0
from affiliates, respectively)                                  (152,610,533)      (3,115,568)
------------------------------------------------------------
Foreign currency transactions                                     (1,551,749)              --
-----------------------------------------------------------------------------------------------
                                                                (154,162,282)      (3,115,568)
-----------------------------------------------------------------------------------------------

CHANGE IN NET UNREALIZED DEPRECIATION ON:
------------------------------------------------------------
Investments                                                     (383,859,089)     (23,352,588)
------------------------------------------------------------
Translation of assets and liabilities in foreign currencies          (77,641)              --
-----------------------------------------------------------------------------------------------
                                                                (383,936,730)     (23,352,588)
-----------------------------------------------------------------------------------------------

NET REALIZED AND UNREALIZED LOSS                                (538,099,012)     (26,468,156)
-----------------------------------------------------------------------------------------------

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS           $(512,475,188)    $(24,617,330)
===============================================================================================

See Notes to Financial Statements.

                                                                          -----
                                                                          21

Statement of Changes in Net Assets

YEARS ENDED MARCH 31, 2003 AND MARCH 31, 2002
----------------------------------------------------------------------------------------------------------------
                                                          VALUE                       LARGE COMPANY VALUE
----------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS                 2003            2002               2003             2002
----------------------------------------------------------------------------------------------------------------
OPERATIONS
----------------------------------------------------------------------------------------------------------------
Net investment income                      $   25,623,824   $   23,823,067     $  1,850,826     $   605,107
-------------------------------------------
Net realized gain (loss)                     (154,162,282)     137,241,875       (3,115,568)       (650,366)
-------------------------------------------
Change in net unrealized
appreciation (depreciation)                  (383,936,730)     179,036,953      (23,352,588)      4,610,862
----------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets
resulting from operations                    (512,475,188)     340,101,895      (24,617,330)      4,565,603
----------------------------------------------------------------------------------------------------------------

DISTRIBUTIONS TO SHAREHOLDERS
----------------------------------------------------------------------------------------------------------------
From net investment income:
-------------------------------------------
  Investor Class                              (20,012,666)     (19,961,450)      (1,639,313)       (594,682)
-------------------------------------------
  Institutional Class                          (2,544,363)      (2,852,661)        (121,258)        (10,698)
-------------------------------------------
  Advisor Class                                (1,949,696)      (1,275,814)          (4,739)           (979)
-------------------------------------------
  A Class                                            (960)              --          (11,183)             --
-------------------------------------------
  B Class                                            (178)              --              (87)             --
-------------------------------------------
  C Class                                          (5,826)            (982)          (4,053)           (118)
-------------------------------------------
From net realized gains:
-------------------------------------------
  Investor Class                              (28,222,986)     (29,386,609)              --              --
-------------------------------------------
  Institutional Class                          (3,025,083)      (3,652,365)              --              --
-------------------------------------------
  Advisor Class                                (3,462,074)      (2,550,304)              --              --
-------------------------------------------
  A Class                                              --               --               --              --
-------------------------------------------
  B Class                                              --               --               --              --
-------------------------------------------
  C Class                                         (37,202)         (12,981)              --              --
----------------------------------------------------------------------------------------------------------------
Decrease in net assets
from distributions                            (59,261,034)     (59,693,166)      (1,780,633)       (606,477)
----------------------------------------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS
----------------------------------------------------------------------------------------------------------------
Net increase in net assets
from capital share transactions                11,725,960      403,893,554      133,365,187      49,427,832
----------------------------------------------------------------------------------------------------------------

NET INCREASE (DECREASE) IN NET ASSETS        (560,010,262)     684,302,283      106,967,224      53,386,958
================================================================================================================

NET ASSETS
----------------------------------------------------------------------------------------------------------------
Beginning of period                         2,505,759,163    1,821,456,880       72,855,975      19,469,017
----------------------------------------------------------------------------------------------------------------
End of period                              $1,945,748,901   $2,505,759,163     $179,823,199     $72,855,975
================================================================================================================

Undistributed net investment income                    --         $242,758          $62,535          $7,324
==================================================================================================================

See Notes to Financial Statements.

------
    22

Notes to Financial Statements

MARCH 31, 2003

1. ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

ORGANIZATION -- American Century Capital Portfolios, Inc. (the corporation) is registered under the Investment Company Act of 1940 (the 1940 Act) as an
open-end management investment company. Value Fund (Value) and Large Company
Value Fund (Large Company Value, formerly Large Cap Value Fund) (collectively, the funds) are two funds in a series issued by the corporation. The funds are diversified under the 1940 Act. The funds' investment objectives are long-term capital growth. The production of income is a secondary objective. The funds seek to achieve their investment objective by primarily investing in stocks of companies that management believes to be undervalued at the time of purchase.
Value invests in companies with small, medium, and large market capitalization and Large Company Value invests in companies with larger market capitalization.
The following is a summary of the funds' significant accounting policies.

MULTIPLE CLASS -- The funds are authorized to issue the Investor Class, the
Institutional Class, the Advisor Class, the A Class, the B Class and the C
Class. The A Class may incur an initial sales charge. The A Class, B Class and C
Class may be subject to a contingent deferred sales charge. The share classes differ principally in their respective sales charges and shareholder servicing and distribution expenses and arrangements. All shares of each fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the funds are allocated to each class of shares based on their relative net assets.
Sale of A Class and B Class commenced on January 31, 2003, at which time the
Investor Class was no longer available to new investors.

SECURITY VALUATIONS -- Securities traded primarily on a principal securities exchange are valued at the last reported sales price, or at the mean of the latest bid and asked prices where no last sales price is available. Depending on local convention or regulation, securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official close price. Debt securities not traded on a principal securities exchange are valued through a commercial pricing service or at the mean of the most recent bid and asked prices. Discount notes are valued through a commercial pricing service. When valuations are not readily available, securities are valued at fair value as determined in accordance with procedures adopted by the
Board of Directors.

SECURITY TRANSACTIONS -- Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

Certain countries impose taxes on realized gains on the sale of securities registered in their country. The funds record the foreign tax expense, if any, on an accrual basis. The realized and unrealized tax provision reduces the net realized gain (loss) on investment transactions and net unrealized appreciation
(depreciation) on investments, respectively.

INVESTMENT INCOME -- Dividend income less foreign taxes withheld, if any, is recorded as of the ex-dividend date. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

FUTURES CONTRACTS -- The funds may enter into stock index futures contracts in order to manage the funds' exposure to changes in market conditions. One of the risks of entering into futures contracts is the possibility that the change in value of the contract may not correlate with the changes in value of the underlying securities. Upon entering into a futures contract, the funds are required to deposit either cash or securities in an amount equal to a certain percentage of the contract value (initial margin). Subsequent payments
(variation margin) are made or received daily, in cash, by the funds. The variation margin is equal to the daily change in the contract value and is recorded as unrealized gains and losses. The funds recognize a realized gain or loss when the contract is closed or expires. Net realized and unrealized gains or losses occurring during the holding period of futures contracts are a component of realized gain (loss) on investment transactions and unrealized appreciation (depreciation) on investments, respectively.

FOREIGN CURRENCY TRANSACTIONS -- All assets and liabilities initially expressed in foreign currencies are translated into U.S. dollars at prevailing exchange rates at period end. Purchases and sales of investment securities, dividend and interest income, and certain expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. For assets and liabilities, other than investments in securities, net realized and unrealized gains and losses from foreign currency translations arise from changes in currency exchange rates.

                                                                    (continued)

                                                                         ------
                                                                         23

Notes to Financial Statements

MARCH 31, 2003

1. ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

Net realized and unrealized foreign currency exchange gains or losses occurring during the holding period of investment securities are a component of realized gain (loss) on investment transactions and unrealized appreciation
(depreciation) on investments, respectively. Certain countries may impose taxes on the contract amount of purchases and sales of foreign currency contracts in their currency. The funds record the foreign tax expense, if any, as a reduction to the net realized gain (loss) on foreign currency transactions.

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS -- The funds may enter into forward foreign currency exchange contracts to facilitate transactions of securities denominated in a foreign currency or to hedge the funds' exposure to foreign currency exchange rate fluctuations. The net U.S. dollar value of foreign currency underlying all contractual commitments held by the funds and the resulting unrealized appreciation or depreciation are determined daily using prevailing exchange rates. The funds bear the risk of an unfavorable change in the foreign currency exchange rate underlying the forward contract.
Additionally, losses may arise if the counterparties do not perform under the contract terms.

REPURCHASE AGREEMENTS -- The funds may enter into repurchase agreements with institutions that the funds' investment manager, American Century Investment
Management, Inc. (ACIM), has determined are creditworthy pursuant to criteria adopted by the Board of Directors. Each repurchase agreement is recorded at cost. Each fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable each fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to each fund under each repurchase agreement.

JOINT TRADING ACCOUNT -- Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, each fund, along with other registered investment companies having management agreements with ACIM, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

INCOME TAX STATUS -- It is the funds' policy to distribute all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code.
Accordingly, no provision has been made for federal or state income taxes.

DISTRIBUTIONS TO SHAREHOLDERS -- Distributions to shareholders are recorded on the ex-dividend date. Distributions from net investment income are declared and paid quarterly. Distributions from net realized gains, if any, are generally declared and paid annually.

USE OF ESTIMATES -- The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates.

                                                                    (continued)

------
    24

Notes to Financial Statements

MARCH 31, 2003

2. FEES AND TRANSACTIONS WITH RELATED PARTIES

MANAGEMENT FEES -- The corporation has entered into a Management Agreement with
ACIM, under which ACIM provides the funds with investment advisory and management services in exchange for a single, unified management fee per class.
The Agreement provides that all expenses of the funds, except brokerage commissions, taxes, interest, fees and expenses of those directors who are not considered "interested persons" as defined in the 1940 Act (including counsel fees) and extraordinary expenses, will be paid by ACIM. The fee is computed daily and paid monthly in arrears based on each class's pro rata share of the funds' average daily closing net assets during the previous month. Following are the annual management fee schedules for the funds:

--------------------------------------------------------------------------------
                                                             LARGE COMPANY
                                        VALUE                    VALUE
--------------------------------------------------------------------------------
Investor                                1.00%               0.70% to 0.90%
--------------------------------------------------------------------------------
Institutional                           0.80%               0.50% to 0.70%
--------------------------------------------------------------------------------
Advisor                                 0.75%               0.45% to 0.65%
--------------------------------------------------------------------------------
A                                       1.00%               0.70% to 0.90%
--------------------------------------------------------------------------------
B                                       1.00%               0.70% to 0.90%
--------------------------------------------------------------------------------
C                                       1.00%               0.70% to 0.90%
--------------------------------------------------------------------------------

The management fee for Large Company Value varies depending on fund asset levels. As fund assets increase, the fee applied decreases. For the year ended
March 31, 2003, the effective annual management fee for the Investor,
Institutional, Advisor, A, B and C Classes for Large Company Value was 0.90%,
0.70%, 0.65%, 0.90%, 0.90% and 0.90%, respectively.

DISTRIBUTION AND SERVICE FEES -- The Board of Directors has adopted a Master
Distribution and Shareholder Services Plan for the Advisor Class (the Advisor
Class plan) and a separate Master Distribution and Individual Shareholder
Services Plan for each of the A Class, B Class and C Class (collectively with the Advisor Class Plan, the plans), pursuant to Rule 12b-1 of the 1940 Act. The plans provide that the Advisor Class, B Class and C Class will pay American
Century Investment Services, Inc. (ACIS) the following annual distribution and service fees:

--------------------------------------------------------------------------------
                                 ADVISOR              B               C
--------------------------------------------------------------------------------
Distribution Fee                  0.25%             0.75%           0.75%
--------------------------------------------------------------------------------
Service Fee                       0.25%             0.25%           0.25%
--------------------------------------------------------------------------------

The plans provide that the A Class will pay ACIS an annual distribution and service fee of 0.25%. The fees are computed daily and paid monthly in arrears based on each class's average daily closing net assets during the previous month. The distribution fee provides compensation for expenses incurred in connection with distributing shares of the classes including, but not limited to, payments to brokers, dealers, and financial institutions that have entered into sales agreements with respect to shares of the funds. The service fee provides compensation for shareholder and administrative services rendered by
ACIS, its affiliates or independent third party providers for Advisor Class shares and for individual shareholder services rendered by broker/dealers or other independent financial intermediaries for A, B and C Class shares. All or a portion of the service and distribution fees for the A and B Classes may have been voluntarily waived during the year ended March 31, 2003. Fees incurred under the plans during the year ended March 31, 2003, are detailed in the
Statement of Operations.

RELATED PARTIES -- Certain officers and directors of the corporation are also officers and/or directors, and, as a group, controlling stockholders of American
Century Companies, Inc. (ACC), the parent of the corporation's investment manager, ACIM, the distributor of the corporation, ACIS, and the corporation's transfer agent, American Century Services Corporation.

During the year ended March 31, 2003, the funds invested in a money market fund for temporary purposes, which was managed by J.P. Morgan Fleming Asset
Management (USA) Inc. (JPMFAM). JPMFAM is a wholly owned subsidiary of J.P.
Morgan Chase & Co. (JPM). JPM is an equity investor in ACC. The funds have a bank line of credit agreement with JPM. The funds have a securities lending agreement with JPMorgan Chase Bank (Chase). Chase is a wholly owned subsidiary of JPM.

                                                                    (continued)

                                                                         ------
                                                                         25

Notes to Financial Statements

MARCH 31, 2003

3. INVESTMENT TRANSACTIONS

Investment transactions, excluding short-term investments, for the year ended
March 31, 2003, were as follows:

--------------------------------------------------------------------------------
                                                                LARGE COMPANY
                                                VALUE                VALUE
--------------------------------------------------------------------------------
Purchases                                  $2,141,010,973       $157,174,541
--------------------------------------------------------------------------------
Proceeds from sales                        $2,061,321,229       $ 29,916,439
--------------------------------------------------------------------------------

4. CAPITAL SHARE TRANSACTIONS

Transactions in shares of the funds were as follows:

---------------------------------------------------------------------------------------------------------------
                                                        VALUE                     LARGE COMPANY VALUE
---------------------------------------------------------------------------------------------------------------
                                               SHARES            AMOUNT          SHARES          AMOUNT
---------------------------------------------------------------------------------------------------------------
INVESTOR CLASS
---------------------------------------------------------------------------------------------------------------
YEAR ENDED MARCH 31, 2003
SHARES AUTHORIZED                            900,000,000                       50,000,000
===============================================================================================================
Sold                                          73,918,310     $469,965,715      28,952,978     $133,643,326
-------------------------------------------
Issued in reinvestment of distributions        7,678,392       46,147,410         183,291          823,420
-------------------------------------------
Redeemed                                     (92,150,131)    (565,670,196)     (6,193,575)     (28,451,543)
---------------------------------------------------------------------------------------------------------------
Net increase (decrease)                      (10,553,429)    $(49,557,071)     22,942,694     $106,015,203
===============================================================================================================
YEAR ENDED MARCH 31, 2002
SHARES AUTHORIZED                            750,000,000                       50,000,000
===============================================================================================================
Sold                                         133,232,630     $906,963,119      11,118,072      $58,779,579
-------------------------------------------
Issued in reinvestment of distributions        6,943,823       47,452,442          79,621          421,826
-------------------------------------------
Redeemed                                     (97,075,874)    (650,205,611)     (2,354,083)     (12,437,123)
---------------------------------------------------------------------------------------------------------------
Net increase                                  43,100,579     $304,209,950       8,843,610      $46,764,282
===============================================================================================================

INSTITUTIONAL CLASS
---------------------------------------------------------------------------------------------------------------
YEAR ENDED MARCH 31, 2003
SHARES AUTHORIZED                            120,000,000                       12,500,000
===============================================================================================================
Sold                                           7,645,861      $47,545,907       4,720,713      $22,586,514
-------------------------------------------
Issued in reinvestment of distributions          909,275        5,460,073          27,343          121,031
-------------------------------------------
Redeemed                                      (8,110,625)     (49,214,694)       (302,874)      (1,407,149)
---------------------------------------------------------------------------------------------------------------
Net increase                                     444,511      $ 3,791,286       4,445,182      $21,300,396
===============================================================================================================
YEAR ENDED MARCH 31, 2002(1)
SHARES AUTHORIZED                            100,000,000                       12,500,000
===============================================================================================================
Sold                                          11,501,423      $77,970,022         498,116       $2,658,500
-------------------------------------------
Issued in reinvestment of distributions          950,873        6,494,552           1,939           10,599
-------------------------------------------
Redeemed                                     (10,782,506)     (73,184,250)        (23,861)        (125,544)
---------------------------------------------------------------------------------------------------------------
Net increase                                   1,669,790      $11,280,324         476,194       $2,543,555
===============================================================================================================

(1)  August 10, 2001 (commencement of sale) through March 31, 2002 for Large Company Value.

                                                                    (continued)

------
    26

Notes to Financial Statements

MARCH 31, 2003

4. CAPITAL SHARE TRANSACTIONS (CONTINUED)

---------------------------------------------------------------------------------------------------------------
                                                        VALUE                     LARGE COMPANY VALUE
---------------------------------------------------------------------------------------------------------------
                                               SHARES            AMOUNT          SHARES           AMOUNT
---------------------------------------------------------------------------------------------------------------
ADVISOR CLASS
---------------------------------------------------------------------------------------------------------------
YEAR ENDED MARCH 31, 2003
SHARES AUTHORIZED                             100,000,000                       12,500,000
===============================================================================================================
Sold                                           21,339,960     $134,031,449         264,486       $1,197,278
-------------------------------------------
Issued in reinvestment of distributions           896,976        5,384,698           1,074            4,739
-------------------------------------------
Redeemed                                      (13,520,688)     (83,554,880)        (12,389)         (54,238)
---------------------------------------------------------------------------------------------------------------
Net increase                                    8,716,248     $ 55,861,267         253,171       $1,147,779
===============================================================================================================
YEAR ENDED MARCH 31, 2002
SHARES AUTHORIZED                             100,000,000                       12,500,000
===============================================================================================================
Sold                                           18,409,434     $126,209,372           1,288        $   6,837
-------------------------------------------
Issued in reinvestment of distributions           550,750        3,767,910             186              979
-------------------------------------------
Redeemed                                       (6,336,430)     (43,357,903)        (24,261)        (132,450)
---------------------------------------------------------------------------------------------------------------
Net increase (decrease)                        12,623,754     $ 86,619,379         (22,787)       $(124,634)
===============================================================================================================

A CLASS
---------------------------------------------------------------------------------------------------------------
PERIOD ENDED MARCH 31, 2003(2)
SHARES AUTHORIZED                              12,500,000                       12,500,000
===============================================================================================================
Sold                                               68,601         $382,117         879,004       $3,832,685
-------------------------------------------
Issued in reinvestment of distributions               168              960           2,565           11,183
-------------------------------------------
Redeemed                                               --               --         (10,988)         (47,541)
---------------------------------------------------------------------------------------------------------------
Net increase                                       68,769         $383,077         870,581       $3,796,327
===============================================================================================================

B CLASS
---------------------------------------------------------------------------------------------------------------
PERIOD ENDED MARCH 31, 2003(2)
SHARES AUTHORIZED                              12,500,000                       12,500,000
===============================================================================================================
Sold                                               16,166          $88,356          20,387          $88,403
-------------------------------------------
Issued in reinvestment of distributions                31              178              20               87
-------------------------------------------
Redeemed                                               --               --              --               --
---------------------------------------------------------------------------------------------------------------
Net increase                                       16,197          $88,534          20,407          $88,490
===============================================================================================================

C CLASS
---------------------------------------------------------------------------------------------------------------
YEAR ENDED MARCH 31, 2003
SHARES AUTHORIZED                              50,000,000                       12,500,000
===============================================================================================================
Sold                                              227,828       $1,428,806         240,718       $1,085,147
-------------------------------------------
Issued in reinvestment of distributions             6,947           41,666             782            3,482
-------------------------------------------
Redeemed                                          (53,371)        (311,605)        (16,074)         (71,637)
---------------------------------------------------------------------------------------------------------------
Net increase                                      181,404       $1,158,867         225,426       $1,016,992
===============================================================================================================
YEAR ENDED MARCH 31, 2002(3)
SHARES AUTHORIZED                              50,000,000                       12,500,000
===============================================================================================================
Sold                                              264,316       $1,817,753          46,390         $244,511
-------------------------------------------
Issued in reinvestment of distributions             1,990           13,691              22              118
-------------------------------------------
Redeemed                                           (6,606)         (47,543)             --               --
---------------------------------------------------------------------------------------------------------------
Net increase                                      259,700       $1,783,901          46,412         $244,629
===============================================================================================================

(2)  January 31, 2003 (commencement of sale) through March 31, 2003.

(3)  June 4, 2001 (commencement of sale) through March 31, 2002 for Value.
     November 7, 2001 (commencement of sale) through March 31, 2002 for Large
     Company Value.

                                                                    (continued)

                                                                           -----
                                                                             27

Notes to Financial Statements

MARCH 31, 2003

5. AFFILIATED COMPANY TRANSACTIONS

An affiliated company represents ownership of at least 5% of the voting securities of the issuer and is, therefore, an affiliate as defined in the 1940
Act. A summary of transactions for each issuer, which is or was an affiliate at or during the year ended March 31, 2003, follows:

-------------------------------------------------------------------------------------------------------------
                            SHARE                                                      MARCH 31, 2003
                           BALANCE      PURCHASE       SALES        REALIZED        SHARE        MARKET
ISSUER                     3/31/02        COST          COST          LOSS         BALANCE        VALUE
-------------------------------------------------------------------------------------------------------------
VALUE
-------------------------------------------------------------------------------------------------------------
Littelfuse, Inc.(1)       1,044,300    $1,717,757     $116,500      $(47,462)    1,136,200     $20,349,342
=============================================================================================================

(1)  Non-income producing.

6. SECURITIES LENDING

As of March 31, 2003, securities in Value valued at $80,788,078 were on loan through the lending agent, Chase, to certain approved borrowers. Chase receives and maintains collateral in the form of cash, U.S. Treasury or Government Agency securities and/or letters of credit for the fund. The value of cash collateral received at period end is disclosed in the Statement of Assets and Liabilities and investments made with the cash are listed in the Schedule of Investments.
The total value of all collateral received, at this date, was $83,636,779. The fund's risks in securities lending are that the borrower may not provide additional collateral when required or return the securities when due. If the borrower defaults, receipt of the collateral by the funds may be delayed or limited.

7. BANK LINE OF CREDIT

The funds, along with certain other funds managed by ACIM, have a $620,000,000 unsecured bank line of credit agreement with JPM, which was renewed from
$650,000,000 effective December 17, 2002. The funds may borrow money for temporary or emergency purposes to fund shareholder redemptions. Borrowings under the agreement bear interest at the Federal Funds rate plus 0.50%. The funds did not borrow from the line during the year ended March 31, 2003.

8. FEDERAL TAX INFORMATION

The tax character of distributions paid during the years ended March 31, 2003 and March 31, 2002 were as follows:

----------------------------------------------------------------------------------------------------
                                           VALUE                       LARGE COMPANY VALUE
----------------------------------------------------------------------------------------------------
                                  2003              2002              2003             2002
----------------------------------------------------------------------------------------------------
DISTRIBUTIONS PAID FROM
----------------------------------------------------------------------------------------------------
Ordinary Income                $59,261,034       $59,693,166       $1,780,633         $606,477
----------------------------------------------------------------------------------------------------
Long-Term Capital Gain                  --                --               --               --
----------------------------------------------------------------------------------------------------

The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts.

                                                                    (continued)

------
    28

Notes to Financial Statements

MARCH 31, 2003

8. FEDERAL TAX INFORMATION (CONTINUED)

As of March 31, 2003, the components of distributable earnings on a tax-basis and the federal tax cost of investments were as follows:

------------------------------------------------------------------------------------------------------
                                                                                       LARGE COMPANY
                                                                         VALUE              VALUE
------------------------------------------------------------------------------------------------------
COMPONENTS OF DISTRIBUTABLE EARNINGS AND TAX COST
------------------------------------------------------------------------------------------------------
Federal tax cost of investments                                     $2,155,261,586      $199,829,866
======================================================================================================
Gross tax appreciation of investments                                $  68,215,789      $  1,766,565
-----------------------------------------------------------------
Gross tax depreciation of investments                                 (281,501,158)      (22,254,308)
------------------------------------------------------------------------------------------------------
Net tax appreciation (depreciation) of investments                   $(213,285,369)     $(20,487,743)
======================================================================================================
Net tax appreciation (depreciation) on derivatives
and translation of assets and liabilities in foreign currencies                 --                --
-----------------------------------------------------------------
Net tax appreciation (depreciation)                                  $(213,285,369)     $(20,487,743)
======================================================================================================
Undistributed ordinary income                                                   --       $    62,535
-----------------------------------------------------------------
Accumulated capital losses                                            $(92,229,547)      $  (420,720)
-----------------------------------------------------------------
Capital loss deferral                                                 $ (7,327,020)      $(1,154,795)
------------------------------------------------------------------------------------------------------

The difference between book-basis and tax-basis unrealized appreciation
(depreciation) is attributable primarily to the tax deferral of losses on wash sales.

The accumulated capital losses listed above represent net capital loss carryovers that may be used to offset future realized capital gains for federal income tax purposes. The capital loss carryovers expire in 2011 for Value and
2008 through 2011 for Large Company Value.

The capital loss deferrals represent net capital losses incurred in the five-month period ended March 31, 2003. The funds have elected to treat such losses as having been incurred in the following fiscal year for federal income tax purposes.

9. OTHER TAX INFORMATION (UNAUDITED)

The following information is provided pursuant to provisions of the Internal
Revenue Code.

For corporate taxpayers, the following percentage of the ordinary income distributions paid during the fiscal year ended March 31, 2003, qualify for the corporate dividends received deduction:

-------------------------------------------------------------------------------
                VALUE                          LARGE COMPANY VALUE
-------------------------------------------------------------------------------
                 100%                                 100%
-------------------------------------------------------------------------------

                                                                          ------
                                                                          29

Value - Financial Highlights

For a Share Outstanding Throughout the Years Ended March 31
------------------------------------------------------------------------------------------------------------
                                                                     INVESTOR CLASS
------------------------------------------------------------------------------------------------------------
                                               2003         2002         2001         2000         1999
------------------------------------------------------------------------------------------------------------
PER-SHARE DATA
------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period          $7.19        $6.27        $5.35        $5.77        $7.73
------------------------------------------------------------------------------------------------------------
Income From Investment Operations
-------------------------------------------
  Net Investment Income(1)                     0.07         0.08         0.10         0.09         0.08
-------------------------------------------
  Net Realized and Unrealized Gain (Loss)     (1.48)        1.03         0.92        (0.01)       (0.80)
------------------------------------------------------------------------------------------------------------
  Total From Investment Operations            (1.41)        1.11         1.02         0.08        (0.72)
------------------------------------------------------------------------------------------------------------
Distributions
-------------------------------------------
  From Net Investment Income                  (0.07)       (0.08)       (0.10)       (0.09)       (0.09)
-------------------------------------------
  From Net Realized Gains                     (0.10)       (0.11)          --        (0.41)       (1.15)
------------------------------------------------------------------------------------------------------------
  Total Distributions                         (0.17)       (0.19)       (0.10)       (0.50)       (1.24)
------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                $5.61        $7.19        $6.27        $5.35        $5.77
============================================================================================================
  TOTAL RETURN(2)                            (19.85)%      17.96%       19.20%        1.42%       (9.88)%

RATIOS/SUPPLEMENTAL DATA
------------------------------------------------------------------------------------------------------------
Ratio of Operating Expenses
to Average Net Assets                          1.00%        1.00%        1.00%        1.00%        1.00%
-------------------------------------------
Ratio of Net Investment Income
to Average Net Assets                          1.19%        1.11%        1.71%        1.48%        1.19%
-------------------------------------------
Portfolio Turnover Rate                         102%         151%         150%         115%         130%
-------------------------------------------
Net Assets, End of Period (in thousands)  $1,552,632   $2,068,901   $1,532,113   $1,388,646   $1,719,367
------------------------------------------------------------------------------------------------------------

(1)  Computed using average shares outstanding throughout the period.

(2)  Total return assumes reinvestment of net investment income and capital gains distributions, if any. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

See Notes to Financial Statements.

------
    30

Value - Financial Highlights

For a Share Outstanding Throughout the Years Ended March 31
------------------------------------------------------------------------------------------------------------
                                                                  INSTITUTIONAL CLASS
------------------------------------------------------------------------------------------------------------
                                                2003         2002         2001         2000         1999
------------------------------------------------------------------------------------------------------------
PER-SHARE DATA
------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period           $7.20        $6.27        $5.36        $5.78        $7.73
------------------------------------------------------------------------------------------------------------
Income From Investment Operations
--------------------------------------------
  Net Investment Income(1)                      0.09         0.09         0.11         0.10         0.10
--------------------------------------------
  Net Realized and Unrealized Gain (Loss)      (1.50)        1.04         0.91        (0.01)       (0.80)
------------------------------------------------------------------------------------------------------------
  Total From Investment Operations             (1.41)        1.13         1.02         0.09        (0.70)
------------------------------------------------------------------------------------------------------------
Distributions
--------------------------------------------
  From Net Investment Income                   (0.08)       (0.09)       (0.11)       (0.10)       (0.10)
--------------------------------------------
  From Net Realized Gains                      (0.10)       (0.11)          --        (0.41)       (1.15)
------------------------------------------------------------------------------------------------------------
  Total Distributions                          (0.18)       (0.20)       (0.11)       (0.51)       (1.25)
------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                 $5.61        $7.20        $6.27        $5.36        $5.78
============================================================================================================
  TOTAL RETURN(2)                             (19.70)%      18.19%       19.24%        1.65%       (9.52)%

RATIOS/SUPPLEMENTAL DATA
------------------------------------------------------------------------------------------------------------
Ratio of Operating Expenses
to Average Net Assets                           0.80%        0.80%        0.80%        0.80%        0.80%
--------------------------------------------
Ratio of Net Investment Income
to Average Net Assets                           1.39%        1.31%        1.91%        1.68%        1.39%
--------------------------------------------
Portfolio Turnover Rate                          102%         151%         150%         115%         130%
--------------------------------------------
Net Assets, End of Period (in thousands)     $179,196     $226,681     $186,987      $95,202      $36,318
------------------------------------------------------------------------------------------------------------

(1)  Computed using average shares outstanding throughout the period.

(2)  Total return assumes reinvestment of net investment income and capital gains distributions, if any. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

See Notes to Financial Statements.

------
                                                                          31

Value - Financial Highlights

For a Share Outstanding Throughout the Years Ended March 31
------------------------------------------------------------------------------------------------------------
                                                                      ADVISOR CLASS
------------------------------------------------------------------------------------------------------------
                                                2003         2002         2001         2000        1999
------------------------------------------------------------------------------------------------------------
PER-SHARE DATA
------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period           $7.19        $6.27        $5.36        $5.77       $7.73
------------------------------------------------------------------------------------------------------------
Income From Investment Operations
--------------------------------------------
  Net Investment Income(1)                      0.06         0.06         0.08         0.07        0.06
--------------------------------------------
  Net Realized and Unrealized Gain (Loss)      (1.49)        1.03         0.92         0.01       (0.80)
------------------------------------------------------------------------------------------------------------
  Total From Investment Operations             (1.43)        1.09         1.00         0.08       (0.74)
------------------------------------------------------------------------------------------------------------
Distributions
--------------------------------------------
  From Net Investment Income                   (0.06)       (0.06)       (0.09)       (0.08)      (0.07)
--------------------------------------------
  From Net Realized Gains                      (0.10)       (0.11)          --        (0.41)      (1.15)
------------------------------------------------------------------------------------------------------------
  Total Distributions                          (0.16)       (0.17)       (0.09)       (0.49)      (1.22)
------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                 $5.60        $7.19        $6.27        $5.36       $5.77
============================================================================================================
  TOTAL RETURN(2)                             (20.07)%      17.51%       18.72%        1.36%     (10.09)%

RATIOS/SUPPLEMENTAL DATA
------------------------------------------------------------------------------------------------------------
Ratio of Operating Expenses
to Average Net Assets                           1.25%        1.25%        1.25%        1.25%       1.25%
--------------------------------------------
Ratio of Net Investment Income
to Average Net Assets                           0.94%        0.86%        1.46%        1.23%       0.94%
--------------------------------------------
Portfolio Turnover Rate                          102%         151%         150%         115%        130%
--------------------------------------------
Net Assets, End of Period (in thousands)     $210,984     $208,311     $102,357      $61,323     $54,277
------------------------------------------------------------------------------------------------------------

(1)  Computed using average shares outstanding throughout the period.

(2)  Total return assumes reinvestment of net investment income and capital gains distributions, if any. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

See Notes to Financial Statements.

------
    32

Value - Financial Highlights

For a Share Outstanding Throughout the Period Indicated
--------------------------------------------------------------------------------
                                                                       A CLASS
--------------------------------------------------------------------------------
                                                                       2003(1)
--------------------------------------------------------------------------------
PER-SHARE DATA
--------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                                    $5.77
--------------------------------------------------------------------------------
Income From Investment Operations
--------------------------------------------------------------------
  Net Investment Income(2)                                               0.01
--------------------------------------------------------------------
  Net Realized and Unrealized Loss                                      (0.16)
--------------------------------------------------------------------------------
  Total From Investment Operations                                      (0.15)
--------------------------------------------------------------------------------
Distributions
--------------------------------------------------------------------
  From Net Investment Income                                            (0.02)
--------------------------------------------------------------------------------
Net Asset Value, End of Period                                          $5.60
================================================================================
  TOTAL RETURN(3)                                                       (2.67)%

RATIOS/SUPPLEMENTAL DATA
--------------------------------------------------------------------------------
Ratio of Operating Expenses to Average Net Assets                     1.25%(4)
--------------------------------------------------------------------
Ratio of Net Investment Income to Average Net Assets                  0.62%(4)
--------------------------------------------------------------------
Portfolio Turnover Rate                                                102%(5)
--------------------------------------------------------------------
Net Assets, End of Period (in thousands)                                 $385
--------------------------------------------------------------------------------

(1)  January 31, 2003 (commencement of sale) through March 31, 2003.

(2)  Computed using average shares outstanding throughout the period.

(3)  Total return assumes reinvestment of net investment income and capital gains distributions, if any, and does not reflect applicable sales charges.
     Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

(4)  Annualized.

(5)  Portfolio turnover is calculated at the fund level. Percentage indicated
     was calculated for the year ended March 31, 2003.

See Notes to Financial Statements.

                                                                          ------
                                                                          33

Value - Financial Highlights

For a Share Outstanding Throughout the Period Indicated
--------------------------------------------------------------------------------
                                                                       B CLASS
--------------------------------------------------------------------------------
                                                                       2003(1)
--------------------------------------------------------------------------------
PER-SHARE DATA
--------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                                    $5.77
--------------------------------------------------------------------------------
Income From Investment Operations
-------------------------------------------------------------------
  Net Investment Loss(2)                                                 --(3)
-------------------------------------------------------------------
  Net Realized and Unrealized Loss                                      (0.15)
--------------------------------------------------------------------------------
  Total From Investment Operations                                      (0.15)
--------------------------------------------------------------------------------
Distributions
-------------------------------------------------------------------
  From Net Investment Income                                            (0.01)
--------------------------------------------------------------------------------
Net Asset Value, End of Period                                          $5.61
================================================================================
  TOTAL RETURN(4)                                                       (2.59)%

RATIOS/SUPPLEMENTAL DATA
--------------------------------------------------------------------------------
Ratio of Operating Expenses to Average Net Assets                      1.98%(5)
-------------------------------------------------------------------
Ratio of Operating Expenses to Average Net Assets
(Before Expense Waiver)(6)                                             2.00%(5)
-------------------------------------------------------------------
Ratio of Net Investment Loss to Average Net Assets                   (0.17)%(5)
-------------------------------------------------------------------
Ratio of Net Investment Loss to Average Net Assets
(Before Expense Waiver)(6)
(0.19)%(5)
-------------------------------------------------------------------
Portfolio Turnover Rate                                                 102%(7)
-------------------------------------------------------------------
Net Assets, End of Period (in thousands)                                   $91
--------------------------------------------------------------------------------

(1)  January 31, 2003 (commencement of sale) through March 31, 2003.

(2)  Computed using average shares outstanding throughout the period.

(3)  Per-share amount is less than $0.005.

(4)  Total return assumes reinvestment of net investment income and capital gains distributions, if any, and does not reflect applicable sales charges.
     Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

(5)  Annualized.

(6)  During the period ended March 31, 2003, the distributor voluntarily waived a portion of the distribution and service fees.

(7)  Portfolio turnover is calculated at the fund level. Percentage indicated
     was calculated for the year ended March 31, 2003.

See Notes to Financial Statements.

------
    34

Value - Financial Highlights

For a Share Outstanding Throughout the Years Ended March 31 (except as noted)
--------------------------------------------------------------------------------
                                                                C CLASS
--------------------------------------------------------------------------------
                                                          2003          2002(1)
--------------------------------------------------------------------------------
PER-SHARE DATA
--------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                     $7.18          $6.90
--------------------------------------------------------------------------------
Income From Investment Operations
-----------------------------------------------------
  Net Investment Income (Loss)(2)                         0.01           --(3)
-----------------------------------------------------
  Net Realized and Unrealized Gain (Loss)                (1.50)          0.42
--------------------------------------------------------------------------------
  Total From Investment Operations                       (1.49)          0.42
--------------------------------------------------------------------------------
Distributions
-----------------------------------------------------
  From Net Investment Income                             (0.01)         (0.03)
-----------------------------------------------------
  From Net Realized Gains                                (0.10)         (0.11)
--------------------------------------------------------------------------------
  Total Distributions                                    (0.11)         (0.14)
--------------------------------------------------------------------------------
Net Asset Value, End of Period                           $5.58          $7.18
================================================================================
  TOTAL RETURN(4)                                       (20.90)%         6.33%

RATIOS/SUPPLEMENTAL DATA
--------------------------------------------------------------------------------
Ratio of Operating Expenses to Average Net Assets         2.00%         2.00%(5)
-----------------------------------------------------
Ratio of Net Investment Income (Loss)
to Average Net Assets                                     0.19%       (0.06)%(5)
-----------------------------------------------------
Portfolio Turnover Rate                                    102%          151%(6)
-----------------------------------------------------
Net Assets, End of Period (in thousands)                 $2,461          $1,866
--------------------------------------------------------------------------------

(1)  June 4, 2001 (commencement of sale) through March 31, 2002.

(2)  Computed using average shares outstanding throughout the period.

(3)  Per-share amount is less than $0.005.

(4)  Total return assumes reinvestment of net investment income and capital gains distributions, if any, and does not reflect applicable sales charges.
     Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

(5)  Annualized.

(6)  Portfolio turnover is calculated at the fund level. Percentage indicated
     was calculated for the year ended March 31, 2002.

See Notes to Financial Statements.

                                                                         ------
                                                                         35

Large Company Value - Financial Highlights

For a Share Outstanding Throughout the Years Ended March 31 (except as noted)
------------------------------------------------------------------------------------------------------------
                                                                         INVESTOR CLASS
------------------------------------------------------------------------------------------------------------
                                                          2003         2002         2001        2000(1)
------------------------------------------------------------------------------------------------------------
PER-SHARE DATA
------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                     $5.53        $5.08        $4.59        $5.00
------------------------------------------------------------------------------------------------------------
Income From Investment Operations
------------------------------------------------------
  Net Investment Income(2)                                0.08         0.07         0.08         0.05
------------------------------------------------------
  Net Realized and Unrealized Gain (Loss)                (1.25)        0.45         0.48        (0.41)
------------------------------------------------------------------------------------------------------------
  Total From Investment Operations                       (1.17)        0.52         0.56        (0.36)
------------------------------------------------------------------------------------------------------------
Distributions
------------------------------------------------------
  From Net Investment Income                             (0.07)       (0.07)       (0.07)       (0.05)
------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                           $4.29        $5.53        $5.08        $4.59
============================================================================================================
  TOTAL RETURN(3)                                       (21.19)%      10.20%       12.38%       (7.22)%

RATIOS/SUPPLEMENTAL DATA
------------------------------------------------------------------------------------------------------------
Ratio of Operating Expenses to Average Net Assets         0.90%        0.90%        0.90%      0.90%(4)
------------------------------------------------------
Ratio of Net Investment Income to Average Net Assets      1.75%        1.34%        1.62%      1.72%(4)
------------------------------------------------------
Portfolio Turnover Rate                                     30%          34%          55%          51%
------------------------------------------------------
Net Assets, End of Period (in thousands)               $152,641      $69,961      $19,348      $12,671
------------------------------------------------------------------------------------------------------------

(1)  July 30, 1999 (inception) through March 31, 2000.

(2)  Computed using average shares outstanding throughout the period.

(3)  Total return assumes reinvestment of net investment income and capital gains distributions, if any. Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

(4)  Annualized.

See Notes to Financial Statements.

------
    36

Large Company Value - Financial Highlights

For a Share Outstanding Throughout the Years Ended March 31 (except as noted)
--------------------------------------------------------------------------------
                                                           INSTITUTIONAL CLASS
--------------------------------------------------------------------------------
                                                          2003          2002(1)
--------------------------------------------------------------------------------
PER-SHARE DATA
--------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                     $5.53          $5.44
--------------------------------------------------------------------------------
Income From Investment Operations
----------------------------------------------------
  Net Investment Income(2)                                0.09           0.06
----------------------------------------------------
  Net Realized and Unrealized Gain (Loss)                (1.25)          0.08
--------------------------------------------------------------------------------
  Total From Investment Operations                       (1.16)          0.14
--------------------------------------------------------------------------------
Distributions
----------------------------------------------------
  From Net Investment Income                             (0.08)         (0.05)
--------------------------------------------------------------------------------
Net Asset Value, End of Period                           $4.29          $5.53
================================================================================
  TOTAL RETURN(3)                                       (21.03)%         2.69%

RATIOS/SUPPLEMENTAL DATA
--------------------------------------------------------------------------------
Ratio of Operating Expenses to Average Net Assets         0.70%       0.70%(4)
----------------------------------------------------
Ratio of Net Investment Income
to Average Net Assets                                     1.95%       1.74%(4)
----------------------------------------------------
Portfolio Turnover Rate                                     30%         34%(5)
----------------------------------------------------
Net Assets, End of Period (in thousands)                $21,110        $2,632
--------------------------------------------------------------------------------

(1)  August 10, 2001 (commencement of sale) through March 31, 2002.

(2)  Computed using average shares outstanding throughout the period.

(3)  Total return assumes reinvestment of net investment income and capital gains distributions, if any. Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

(4)  Annualized.

(5)  Portfolio turnover is calculated at the fund level. Percentage indicated
     was calculated for the year ended March 31, 2002.

See Notes to Financial Statements.

                                                                         ------
                                                                         37

Large Company Value - Financial Highlights

For a Share Outstanding Throughout the Years Ended March 31 (except as noted)
---------------------------------------------------------------------------------------------
                                                                ADVISOR CLASS
---------------------------------------------------------------------------------------------
                                                         2003        2002        2001(1)
---------------------------------------------------------------------------------------------
PER-SHARE DATA
---------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                    $5.53       $5.08        $4.69
---------------------------------------------------------------------------------------------
Income From Investment Operations
-----------------------------------------------------
  Net Investment Income(2)                               0.07        0.06         0.03
-----------------------------------------------------
  Net Realized and Unrealized Gain (Loss)               (1.25)       0.44         0.39
---------------------------------------------------------------------------------------------
  Total From Investment Operations                      (1.18)       0.50         0.42
---------------------------------------------------------------------------------------------
Distributions
-----------------------------------------------------
  From Net Investment Income                            (0.06)      (0.05)       (0.03)
---------------------------------------------------------------------------------------------
Net Asset Value, End of Period                          $4.29       $5.53        $5.08
=============================================================================================
  TOTAL RETURN(3)                                      (21.38)%      9.93%        8.94%

RATIOS/SUPPLEMENTAL DATA
---------------------------------------------------------------------------------------------
Ratio of Operating Expenses to Average Net Assets        1.15%       1.15%      1.15%(4)
-----------------------------------------------------
Ratio of Net Investment Income to Average Net Assets     1.50%       1.09%      1.53%(4)
-----------------------------------------------------
Portfolio Turnover Rate                                    30%         34%        55%(5)
-----------------------------------------------------
Net Assets, End of Period (in thousands)                $1,090          $6         $121
---------------------------------------------------------------------------------------------

(1)  October 26, 2000 (commencement of sale) through March 31, 2001.

(2)  Computed using average shares outstanding throughout the period.

(3)  Total return assumes reinvestment of net investment income and capital gains distributions, if any. Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

(4)  Annualized.

(5)  Portfolio turnover is calculated at the fund level. Percentage indicated
     was calculated for the year ended March 31, 2001.

See Notes to Financial Statements.

------
    38

Large Company Value - Financial Highlights

For a Share Outstanding Throughout the Period Indicated
--------------------------------------------------------------------------------
                                                                       A CLASS
--------------------------------------------------------------------------------
                                                                       2003(1)
--------------------------------------------------------------------------------
PER-SHARE DATA
--------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                                    $4.46
--------------------------------------------------------------------------------
Income From Investment Operations
--------------------------------------------------------------------
  Net Investment Income(2)                                               0.01
--------------------------------------------------------------------
  Net Realized and Unrealized Loss                                      (0.17)
--------------------------------------------------------------------------------
  Total From Investment Operations                                      (0.16)
--------------------------------------------------------------------------------
Distributions
--------------------------------------------------------------------
  From Net Investment Income                                            (0.01)
--------------------------------------------------------------------------------
Net Asset Value, End of Period                                          $4.29
================================================================================
  TOTAL RETURN(3)                                                       (3.49)%

RATIOS/SUPPLEMENTAL DATA
--------------------------------------------------------------------------------
Ratio of Operating Expenses to Average Net Assets                     1.15%(4)
--------------------------------------------------------------------
Ratio of Net Investment Income to Average Net Assets                  1.79%(4)
--------------------------------------------------------------------
Portfolio Turnover Rate                                                 30%(5)
--------------------------------------------------------------------
Net Assets, End of Period (in thousands)                               $3,733
--------------------------------------------------------------------------------

(1)  January 31, 2003 (commencement of sale) through March 31, 2003.

(2)  Computed using average shares outstanding throughout the period.

(3)  Total return assumes reinvestment of net investment income and capital gains distributions, if any, and does not reflect applicable sales charges.
     Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

(4)  Annualized.

(5)  Portfolio turnover is calculated at the fund level. Percentage indicated
     was calculated for the year ended March 31, 2003.

See Notes to Financial Statements.

------
                                                                         39

Large Company Value - Financial Highlights

For a Share Outstanding Throughout the Period Indicated
--------------------------------------------------------------------------------
                                                                       B CLASS
--------------------------------------------------------------------------------
                                                                       2003(1)
--------------------------------------------------------------------------------
PER-SHARE DATA
--------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                                    $4.46
--------------------------------------------------------------------------------
Income From Investment Operations
--------------------------------------------------------------------
  Net Investment Income(2)                                               0.01
--------------------------------------------------------------------
  Net Realized and Unrealized Loss                                      (0.17)
--------------------------------------------------------------------------------
  Total From Investment Operations                                      (0.16)
--------------------------------------------------------------------------------
Distributions
--------------------------------------------------------------------
  From Net Investment Income                                            (0.01)
--------------------------------------------------------------------------------
Net Asset Value, End of Period                                          $4.29
================================================================================
  TOTAL RETURN(3)                                                       (3.58)%

RATIOS/SUPPLEMENTAL DATA
--------------------------------------------------------------------------------
Ratio of Operating Expenses to Average Net Assets                      1.88%(4)
--------------------------------------------------------------------
Ratio of Operating Expenses to Average Net Assets
(Before Expense Waiver)(5)                                             1.90%(4)
--------------------------------------------------------------------
Ratio of Net Investment Income to Average Net Assets                   0.74%(4)
--------------------------------------------------------------------
Ratio of Net Investment Income to Average Net Assets
(Before Expense Waiver)(5)                                             0.72%(4)
--------------------------------------------------------------------
Portfolio Turnover Rate                                                  30%(6)
--------------------------------------------------------------------
Net Assets, End of Period (in thousands)                                   $88
--------------------------------------------------------------------------------

(1)  January 31, 2003 (commencement of sale) through March 31, 2003.

(2)  Computed using average shares outstanding throughout the period.

(3)  Total return assumes reinvestment of net investment income and capital gains distributions, if any, and does not reflect applicable sales charges.
     Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

(4)  Annualized.

(5)  During the period ended March 31, 2003, the distributor voluntarily waived a portion of the distribution and service fees.

(6)  Portfolio turnover is calculated at the fund level. Percentage indicated
     was calculated for the year ended March 31, 2003.

See Notes to Financial Statements.

------
    40

Large Company Value - Financial Highlights

For a Share Outstanding Throughout the Years Ended March 31 (except as noted)
--------------------------------------------------------------------------------
                                                                 C CLASS
--------------------------------------------------------------------------------
                                                            2003        2002(1)
--------------------------------------------------------------------------------
PER-SHARE DATA
--------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                        $5.53       $5.14
--------------------------------------------------------------------------------
Income From Investment Operations
------------------------------------------------------
  Net Investment Income(2)                                   0.03        0.01
------------------------------------------------------
  Net Realized and Unrealized Gain (Loss)                   (1.25)       0.39
--------------------------------------------------------------------------------
  Total From Investment Operations                          (1.22)       0.40
--------------------------------------------------------------------------------
Distributions
------------------------------------------------------
  From Net Investment Income                                (0.03)      (0.01)
--------------------------------------------------------------------------------
Net Asset Value, End of Period                              $4.28       $5.53
================================================================================
  TOTAL RETURN(3)                                          (22.13)%      7.78%

RATIOS/SUPPLEMENTAL DATA
--------------------------------------------------------------------------------
Ratio of Operating Expenses to Average Net Assets            1.90%     1.90%(4)
------------------------------------------------------
Ratio of Net Investment Income to Average Net Assets         0.75%     0.33%(4)
------------------------------------------------------
Portfolio Turnover Rate                                        30%       34%(5)
------------------------------------------------------
Net Assets, End of Period (in thousands)                    $1,163        $257
--------------------------------------------------------------------------------

(1)  November 7, 2001 (commencement of sale) through March 31, 2002.

(2)  Computed using average shares outstanding throughout the period.

(3)  Total return assumes reinvestment of net investment income and capital gains distributions, if any, and does not reflect applicable sales charges.
     Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

(4)  Annualized.

(5)  Portfolio turnover is calculated at the fund level. Percentage indicated
     was calculated for the year ended March 31, 2002.

See Notes to Financial Statements.

                                                                         ------
                                                                         41

Independent Auditors' Report

The Board of Directors and Shareholders,
American Century Capital Portfolios, Inc:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Value Fund and Large Company Value Fund, formerly Large Cap Value Fund, (collectively the "Funds"), two of the funds comprising American Century Capital Portfolios, Inc., as of March 31, 2003, and
the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the respective financial highlights for the periods presented. These financial statements and financial highlights are the responsibility of the Funds'
management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 2003, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial positions of Value
Fund and Large Company Value Fund as of March 31, 2003, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for the periods presented, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP
Kansas City, Missouri
May 9, 2003

------
    42

Management

The individuals listed below serve as directors or officers of the funds. Those listed as interested directors are "interested" primarily by virtue of their engagement as officers of American Century Companies, Inc. (ACC) or its wholly-owned subsidiaries, including the funds' investment advisor, American
Century Investment Management, Inc. (ACIM); the funds' principal underwriter,
American Century Investment Services, Inc. (ACIS); and the funds' transfer agent, American Century Services Corporation (ACSC).

The other directors (more than two-thirds of the total number) are independent;
that is, they are not employees or officers of, and have no financial interest in, ACC or any of its wholly-owned subsidiaries, including ACIM, ACIS, and ACSC.

All persons named as officers of the funds also serve in similar capacities for other funds advised by ACIM. Only officers with policy-making functions are listed. No officer is compensated for his or her service as an officer of the funds. The listed officers are interested persons of the funds.

INDEPENDENT DIRECTORS
--------------------------------------------------------------------------------
THOMAS A. BROWN (62)
4500 Main Street, Kansas City, MO 64111

POSITION(S) HELD WITH FUND: Director

LENGTH OF TIME SERVED (YEARS): 22

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Strategic Account Implementation
Manager, Applied Industrial Technologies, Inc., a corporation engaged in the sale of bearings and power transmission products

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 37

OTHER DIRECTORSHIPS HELD BY DIRECTOR: None
--------------------------------------------------------------------------------
ROBERT W. DOERING, M.D. (70)
4500 Main Street, Kansas City, MO 64111

POSITION(S) HELD WITH FUND: Director Emeritus(1)

LENGTH OF TIME SERVED (YEARS): 1

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Retired, formerly a general surgeon

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 37

OTHER DIRECTORSHIPS HELD BY DIRECTOR: None
--------------------------------------------------------------------------------
ANDREA C. HALL, PH.D. (58)
4500 Main Street, Kansas City, MO 64111

POSITION(S) HELD WITH FUND: Director

LENGTH OF TIME SERVED (YEARS): 5

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Senior Vice President, Midwest
Research Institute

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 37

OTHER DIRECTORSHIPS HELD BY DIRECTOR: Director, Midwest Research Institute
--------------------------------------------------------------------------------
D.D. (DEL) HOCK (68)
4500 Main Street, Kansas City, MO 64111

POSITION(S) HELD WITH FUND: Director

LENGTH OF TIME SERVED (YEARS): 6

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Retired, formerly Chairman, Public
Service Company of Colorado

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 37

OTHER DIRECTORSHIPS HELD BY DIRECTOR: Director, Allied Motion Technologies, Inc.
and J.D. Edwards & Company
--------------------------------------------------------------------------------

(1)  Dr. Robert Doering resigned as full-time director, effective November 5,
     2001, after serving in such capacity for 33 years. Dr. Doering continues to serve the board in an advisory capacity. His position as Director Emeritus is an advisory position and involves attendance at one board meeting per year to review prior year-end results for the funds. He receives all regular board communications, including monthly mailings, industry newsletters, email communications, and company information, but not quarterly board and committee materials relating to meetings that he does not attend. Dr. Doering is not a director or a member of the board and has no voting power relating to any matters relating to fund operations. He is not an interested person of the funds or ACIM. He receives an annual stipend of $2,500 for his services.

                                                                    (continued)

                                                                         ------
                                                                         43

Management

INDEPENDENT DIRECTORS (CONTINUED)
--------------------------------------------------------------------------------
DONALD H. PRATT (65)
4500 Main Street, Kansas City, MO 64111

POSITION(S) HELD WITH FUND: Director, Vice Chairman of the Board

LENGTH OF TIME SERVED (YEARS): 7

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Chairman, Western Investments,
Inc.; Chairman of the Board, Butler Manufacturing Company

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 37

OTHER DIRECTORSHIPS HELD BY DIRECTOR: Director, Butler Manufacturing Company;
Director, Atlas-Copco, North America Inc.
--------------------------------------------------------------------------------
GALE E. SAYERS (59)
4500 Main Street, Kansas City, MO 64111

POSITION(S) HELD WITH FUND: Director

LENGTH OF TIME SERVED (YEARS): 2

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: President, Chief Executive Officer,
and Founder, Sayers Computer Source

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 37

OTHER DIRECTORSHIPS HELD BY DIRECTOR: None
--------------------------------------------------------------------------------
M. JEANNINE STRANDJORD (57)
4500 Main Street, Kansas City, MO 64111

POSITION(S) HELD WITH FUND: Director

LENGTH OF TIME SERVED (YEARS): 8

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Senior Vice President,
Finance--Global Markets Group, Sprint Corporation

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 37

OTHER DIRECTORSHIPS HELD BY DIRECTOR: Director, DST Systems, Inc.
--------------------------------------------------------------------------------
TIMOTHY S. WEBSTER (41)
4500 Main Street, Kansas City, MO 64111

POSITION(S) HELD WITH FUND: Director

LENGTH OF TIME SERVED (YEARS): 1

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: President and Chief Executive
Officer, American Italian Pasta Company

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 37

OTHER DIRECTORSHIPS HELD BY DIRECTOR: None
-------------------------------------------------------------------------------

INTERESTED DIRECTORS
--------------------------------------------------------------------------------
JAMES E. STOWERS, JR. (79)(1)
4500 Main Street, Kansas City, MO 64111

POSITION(S) HELD WITH FUND: Director, Chairman of the Board

LENGTH OF TIME SERVED (YEARS): 44

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Chairman, Director, and controlling shareholder, ACC; Chairman, ACIM, ACSC, and other ACC subsidiaries; Director,
ACIM, ACSC, and other ACC subsidiaries

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 37

OTHER DIRECTORSHIPS HELD BY DIRECTOR: None
--------------------------------------------------------------------------------
JAMES E. STOWERS III (43)(1)
4500 Main Street, Kansas City, MO 64111

POSITION(S) HELD WITH FUND: Director

LENGTH OF TIME SERVED (YEARS): 12

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Co-Chairman, ACC (September 2000 to
present); Chief Executive Officer, ACC (June 1996 to September 2000); Chief
Executive Officer, ACIM, ACSC, and other ACC subsidiaries; Director, ACC, ACIM,
ACSC, and other ACC subsidiaries

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 37

OTHER DIRECTORSHIPS HELD BY DIRECTOR: None
--------------------------------------------------------------------------------

(1)  James E. Stowers, Jr. is the father of James E. Stowers III.

                                                                    (continued)

------
    44

Management

OFFICERS
--------------------------------------------------------------------------------
WILLIAM M. LYONS (47)
4500 Main Street, Kansas City, MO 64111

POSITION(S) HELD WITH FUND: President

LENGTH OF TIME SERVED (YEARS): 2

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Chief Executive Officer, ACC and
other ACC subsidiaries (September 2000 to present); President, ACC (June 1997 to present); President, ACIM (September 2002 to present); Chief Operating Officer,
ACC (June 1996 to September 2000); General Counsel, ACC, ACIM, ACIS, ACSC, and
other ACC subsidiaries (June 1989 to June 1998); Also serves as: Executive Vice
President, ACIS, ACSC, and other ACC subsidiaries, and Executive Vice President of other ACC subsidiaries
--------------------------------------------------------------------------------
ROBERT T. JACKSON (57)
4500 Main Street, Kansas City, MO 64111

POSITION(S) HELD WITH FUND: Executive Vice President

LENGTH OF TIME SERVED (YEARS): 7

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Chief Administrative Officer, ACC
(August 1997 to present); Chief Financial Officer, ACC (May 1995 to present);
President, ACSC (January 1999 to present); Executive Vice President, ACC (May
1995 to present); Also serves as: Executive Vice President and Chief Financial
Officer, ACIM, ACIS, and other ACC subsidiaries
--------------------------------------------------------------------------------
MARYANNE ROEPKE, CPA (47)
4500 Main Street, Kansas City, MO 64111

POSITION(S) HELD WITH FUND: Senior Vice President, Treasurer, and Chief
Accounting Officer

LENGTH OF TIME SERVED (YEARS): 2

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Senior Vice President and Assistant
Treasurer, ACSC
--------------------------------------------------------------------------------
DAVID C. TUCKER (44)
4500 Main Street, Kansas City, MO 64111

POSITION(S) HELD WITH FUND: Senior Vice President and General Counsel

LENGTH OF TIME SERVED (YEARS): 4

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Senior Vice President, ACIM, ACIS,
ACSC, and other ACC subsidiaries (June 1998 to present); General Counsel, ACC,
ACIM, ACIS, ACSC, and other ACC subsidiaries (June 1998 to present); Consultant to mutual fund industry (May 1997 to April 1998)
--------------------------------------------------------------------------------
ROBERT LEACH (36)
4500 Main Street, Kansas City, MO 64111

POSITION(S) HELD WITH FUND: Controller

LENGTH OF TIME SERVED (YEARS): 5

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Vice President, ACSC (February 2000
to present); Controller-Fund Accounting, ACSC
--------------------------------------------------------------------------------
C. JEAN WADE (39)
4500 Main Street, Kansas City, MO 64111

POSITION(S) HELD WITH FUND: Controller

LENGTH OF TIME SERVED (YEARS): 9

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Vice President, ACSC (February 2000
to present); Controller-Fund Accounting, ACSC
--------------------------------------------------------------------------------
JON ZINDEL (35)
4500 Main Street, Kansas City, MO 64111

POSITION(S) HELD WITH FUND: Tax Officer

LENGTH OF TIME SERVED (YEARS): 5

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Vice President, Corporate Tax, ACSC
(April 1998 to present); Vice President, ACIM, ACIS, and other ACC subsidiaries
(April 1999 to present); President, American Century Employee Benefit Services,
Inc. (January 2000 to December 2000); Treasurer, American Century Employee
Benefit Services, Inc. (December 2000 to present); Treasurer, American Century
Ventures, Inc. (December 1999 to January 2001); Director of Taxation, ACSC (July
1996 to April 1998)
--------------------------------------------------------------------------------

The SAI has additional information about the funds' directors and is available without charge upon request by calling 1-800-345-2021.

------
                                                                         45

Retirement Account Information

As required by law, any distributions you receive from an IRA or certain 403(b)
and qualified plans [those not eligible for rollover to an IRA or to another qualified plan] are subject to federal income tax withholding, unless you elect not to have withholding apply. Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.

If you don't want us to withhold on this amount, you must notify us to not withhold the federal income tax. Even if you plan to roll over the amount you withdraw to another tax-deferred account, the withholding rate still applies to the withdrawn amount unless we have received notice not to withhold federal income tax prior to the withdrawal. You may notify us in writing or in certain situations by telephone or through other electronic means. You have the right to revoke your withholding election at any time and any election you make may remain in effect until revoked by filing a new election.

Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don't have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient.

State tax will be withheld if, at the time of your distribution, your address is within one of the mandatory withholding states and you have federal income tax withheld. State taxes will be withheld from your distribution in accordance with the respective state rules.

------
    46

Background Information

PORTFOLIO MANAGERS

VALUE
--------------------------------------------------------------------------------
    Phil Davidson, CFA
--------------------------------------------------------------------------------
    Scott Moore, CFA
--------------------------------------------------------------------------------
LARGE COMPANY VALUE
--------------------------------------------------------------------------------
    Mark Mallon, CFA
--------------------------------------------------------------------------------
    Charles Ritter, CFA
--------------------------------------------------------------------------------

INVESTMENT PHILOSOPHY & POLICIES

VALUE FUND invests in the equity securities of seasoned, established businesses that the management team believes are temporarily undervalued. This is determined by comparing a stock's share price with key financial measures, including earnings, book value, cash flow and dividends. If the stock's price relative to these measures is low and the company's balance sheet is solid, its securities are candidates for purchase. The management team may look secondarily for income.

LARGE COMPANY VALUE FUND seeks long-term capital growth with income as a secondary objective. The fund invests primarily in equity securities of large well-established companies that have good cash flow and reasonable growth prospects, and appear to be undervalued at the time of purchase. It uses a relative value approach, which considers the price for a company's fundamentals within the context of its historical relationship to the overall market.

COMPARATIVE INDICES

The following indices are used in the report to serve as fund performance comparisons. They are not investment products available for purchase.

The S&P 500 INDEX is a capitalization-weighted index of the stocks of 500 publicly traded U.S. companies that are considered to be leading firms in leading industries. Created by Standard & Poor's, it is intended to be a broad measure of U.S. stock market performance.

The S&P 500/BARRA VALUE INDEX is a capitalization-weighted index consisting of
S&P 500 stocks that have lower price-to-book ratios and, in general, share other characteristics associated with value-style stocks.

The LIPPER MULTI-CAP VALUE INDEX consists of the largest funds tracked by Lipper
Inc., that seek long-term growth of capital by investing in companies of all capitalization sizes that are considered to be undervalued relative to a major unmanaged stock index based on price-to-current earnings, book value, asset value, or other factors.

The RUSSELL 1000(reg.sm) INDEX measures the performance of the 1,000 largest companies in the Russell 3000 Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index.

                                                                    (continued)

                                                                         ------
                                                                         47

Background Information

The RUSSELL 1000(reg.sm) GROWTH INDEX contains securities with a greater than average growth orientation, and generally higher price-to-book and price-earnings ratios. Average market capitalization is $4.1 billion.

The RUSSELL 1000(reg.sm) VALUE INDEX measures the performance of those Russell
1000 companies with lower price-to-book ratios and lower forecasted growth values.

The RUSSELL MIDCAP VALUE INDEX measures the performance of those Russell Midcap companies with lower price-to-book ratios and lower forecasted growth values.

The RUSSELL 2000 INDEX was created by Frank Russell Company to measure the performance of the 2,000 smallest of the 3,000 largest publicly traded U.S.
companies based on total market capitalization.

The RUSSELL 2000 VALUE INDEX measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values.

------
    48

Glossary

AVERAGE ANNUAL RETURNS--the annually compounded returns that would have produced a fund's cumulative total returns if the fund's performance had been constant over the entire period. Average annual returns smooth out variations in a fund's return; they are not the same as fiscal year-by-year results. For fiscal year-by-year total returns, please refer to the fund's "Financial Highlights."

BLUE CHIP STOCKS--stocks of the most established companies in American industry.
They are generally large, fairly stable companies that have demonstrated consistent earnings and usually have long-term growth potential. Examples include General Electric and Coca-Cola.

CYCLICAL STOCKS--generally considered to be stocks whose price and earnings fluctuations tend to follow the ups and downs of the business cycle. Examples include the stocks of automobile manufacturers, steel producers, and textile operators.

GROWTH STOCKS--stocks of companies that have experienced above-average earnings growth and are expected to continue such growth. These stocks often sell at high
P/E ratios. Examples can include the stocks of high-tech and health care companies.

LARGE-CAPITALIZATION ("LARGE-CAP") STOCKS--the stocks of companies with market capitalizations (the total value of a company's outstanding stock) more than
$8.3 billion. This is Lipper's market capitalization breakpoint as of March 31,
2003, although it may be subject to change based on market fluctuations. The Dow
Jones Industrial Average and the S&P 500 Index generally consist of stocks in this range.

MEDIAN MARKET CAPITALIZATION--market capitalization (market cap) is the total value of a company's stock, calculated by multiplying the number of outstanding common shares by the current share price. The company whose market cap is in the middle of the portfolio is the median market cap. Half the companies in the portfolio have values greater than the median, and half have values that are less. If there is an even number of companies, then the median is the average of the two companies in the middle.

MEDIUM-CAPITALIZATION ("MID-CAP") STOCKS--the stocks of companies with market capitalizations (the total value of a company's outstanding stock) between $1.9 billion and $8.3 billion. This is Lipper's market capitalization breakpoint as of March 31, 2003, although it may be subject to change based on market fluctuations. The S&P MidCap 400 Index and Russell 2500 Index generally consist of stocks in this range.

NUMBER OF HOLDINGS--the number of securities, excluding temporary investments, held by a fund on a given date.

PORTFOLIO TURNOVER--the percentage of a fund's investment portfolio that is replaced during a given time period, usually a year. Actively managed portfolios tend to have higher turnover than passively managed portfolios such as index funds.

                                                                    (continued)

                                                                         ------
                                                                         49

Glossary

PRICE/BOOK RATIO--a stock value measurement calculated by dividing a company's stock price by its book value per share, with the result expressed as a multiple instead of as a percentage. (Book value per share is calculated by subtracting a company's liabilities from its assets, then dividing that value by the number of outstanding shares.)

PRICE/EARNINGS (P/E) RATIO--a stock value measurement calculated by dividing a company's stock price by its earnings per share, with the result expressed as a multiple instead of as a percentage. (Earnings per share is calculated by dividing the after-tax earnings of a corporation by its outstanding shares.)
When this figure is weighted, the impact of each company's P/E ratio is in proportion to the percentage of the fund that the company represents.

SMALL-CAPITALIZATION ("SMALL-CAP") STOCKS--the stocks of companies with market capitalizations (the total value of a company's outstanding stock) less than
$1.9 billion. This is Lipper's market capitalization breakpoint as of March 31,
2003, although it may be subject to change based on market fluctuations. The S&P
600 Index and the Russell 2000 Index generally consist of stocks in this range.

TOTAL RETURN--the overall percentage change in the value of a hypothetical investment in the fund, assuming all of the fund's distributions are reinvested.

VALUE STOCKS--generally considered to be stocks that are purchased because they are relatively inexpensive. These stocks are typically characterized by low P/E ratios.

WEIGHTED AVERAGE MARKET CAPITALIZATION--average market capitalization represents the average value of the companies held in a portfolio. When that figure is weighted, the impact of each company's capitalization on the overall average is proportional to the total market value of its shares.

FUND CLASSIFICATIONS

Please be aware that a fund's category may change over time. Therefore, it is important that you read the fund's prospectus carefully before investing to ensure its objectives, policies, and risk potential are consistent with your needs.

Each fund's investment objective is stated in its prospectus. The objective typically falls within the following broad classifications:

MONEY MARKET FUNDS--designed to provide preservation of capital with low risk.
Invest in high-quality, short-term debt securities issued by governments, banks, and corporations.

BOND FUNDS--designed to provide income with relative stability. Invest in bonds and other debt securities issued by governments and their agencies (federal, foreign, and state), corporations, and financial institutions.

BALANCED FUNDS--designed to provide both growth and income by investing in a mix of securities held by stock funds, bond funds, and money market funds.

STOCK FUNDS--designed to provide opportunities for long-term capital appreciation through investments in equity securities of domestic and international companies.

                                                                    (continued)

------
    50

Glossary

RISK

The classification of funds by risk category is based on quantitative historical measures as well as qualitative prospective measures. It is not intended to be a precise indicator of future risk or return levels. The degree of risk within each category can vary significantly, and some fund returns have historically been higher than more aggressive funds or lower than more conservative funds.

CONSERVATIVE--these funds generally provide lower return potential with either low or minimal price-fluctuation risk.

MODERATE--these funds generally provide moderate return potential with moderate price-fluctuation risk.

AGGRESSIVE--these funds generally provide high return potential with correspondingly high price-fluctuation risk.

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES--breaks down the fund's assets (such as securities, cash, and other receivables) and liabilities (money owed for securities purchased, management fees, and other payables) as of the last day of the reporting period. Subtracting the liabilities from the assets results in the fund's net assets. The net assets divided by shares outstanding is the share price, or net asset value per share. For funds offering multiple classes, this applies for each class of shares. This statement also breaks down the fund's net assets into capital (shareholder investments) and performance (investment income and gains/losses).

STATEMENT OF OPERATIONS--shows how the fund's net assets changed during the reporting period as a result of the fund's operations. In other words, it shows how much money the fund made or lost as a result of dividend and/or interest income, fees and expenses, and investment gains or losses.

STATEMENT OF CHANGES IN NET ASSETS--shows how the fund's net assets changed over the past two reporting periods. It details how much a fund increased or decreased as a result of operations (as detailed on the Statement of Operations), income and capital gain distributions, and shareholder investments and redemptions.

FINANCIAL HIGHLIGHTS--itemizes investment results and distributions on a per-share basis to illustrate share price changes for each of the last five fiscal years (or less, if the fund or share class is not five years old). It also includes several key statistics for each reporting period, including total return, income ratio (net investment income as a percentage of average net assets), expense ratio (operating expenses as a percentage of average net assets), and portfolio turnover (a gauge of the fund's trading activity).

                                                                         ------
                                                                         51

Notes

------
    52

Notes

                                                                         ------
                                                                         53

Notes

------
    54

[back cover]

CONTACT US

www.americancentury.com

Automated Information Line:
1-800-345-8765

Investor Relations:
1-800-345-2021 or 816-531-5575

Investors Using Advisors:
1-800-378-9878

Business, Not-For-Profit,
Employer-Sponsored Retirement Plans:
1-800-345-3533

Banks and Trust Companies, Broker-Dealers,
Financial Advisors, Insurance Companies:
1-800-345-6488

Telecommunications Device for the Deaf:
1-800-634-4113 or 816-444-3485

American Century Capital Portfolios, Inc.

Investment Manager:
American Century Investment Management, Inc.
Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

American Century Investments                                     PRSRT STD
P.O. Box 419200                                              U.S. POSTAGE PAID
Kansas City, MO 64141-6200                                   AMERICAN CENTURY
                                                                 COMPANIES

0305                              American Century Investment Services, Inc.
SH-ANN-34047S                     (c)2003 American Century Services Corporation

[front cover]

March 31, 2003

American Century
Annual Report

[graphic of market line chart]
[graphic of starfish]
[graphic of two bridges]

Equity Idex

[american century logo and text logo (reg. sm)]

[inside front cover]

Turn to the inside back cover to see a list of American Century funds classified by category and risk.

Our Message to You

James E. Stowers III with James E. Stowers, Jr.

War with Iraq and uncertainty about  the strength of the economy made the 12 months ended March 31, 2003 a volatile period for investors. As the war in Iraq winds down, we're hopeful that the pressure on stock prices will ease. In fact, we're starting to see corporate profits improve, although from depressed levels.
That said, we must recognize that factors such as a pause in the economy's progress or continuing geopolitical uncertainty could delay a broad market upswing we all want to see.

In an unstable or unfavorable market, it can be tempting to take money off the table. However, American Century's 45 years in the business have convinced us that successful equity investing is a result of time in--not timing of--the stock market. This is the reason we strive to keep American Century's common stock funds fully invested at all times--we can't forecast the "when" of a market recovery, but we can be prepared for it when it happens. Likewise, we encourage you to remain invested in the market with a portfolio that is properly diversified and appropriate for your goals.

The importance of diversifying your portfolio across different investment categories, such as stocks, bonds, and cash, cannot be overstated. Having a well-diversified portfolio positions you to benefit from the returns of various asset categories over time. It's just as important to reset your asset allocation whenever positions in any category move beyond your target range. Now may be a good time to review your portfolio to ensure that you have an appropriate exposure to the stock market based on your risk tolerance and time horizon.

We have many informative resources available at the Education & Planning section of our Web site. One article that may help you with insight and strategies for investing during turbulent times is located at www.americancentury.com/
info/turbulent.

If you have questions about your portfolio or would like our most current performance information, we encourage you to call us at 1-877-345-8839, ext.
3201. Our Investor Relations Representatives can provide you with a personalized review of your American Century investments to help you determine if you're on the right track.

Sincerely,

/s/James E. Stowers, Jr.                 /s/James E. Stowers III

James E. Stowers, Jr.                    James E. Stowers III
Founder and Chairman                     Co-Chairman of the Board

                        "The Best is Yet to Be(reg.sm)"

EQUITY INDEX

FINANCIAL STATEMENTS

OTHER INFORMATION

Equity Index - Performance

 TOTAL RETURNS AS OF MARCH 31, 2003
-------------------------------------------------------------------------------
                                       EQUITY INDEX            S&P 500 INDEX
-------------------------------------------------------------------------------
===============================================================================
 INVESTOR CLASS (INCEPTION 2/26/99)
-------------------------------------------------------
   6 months(1)                             4.67%                     5.02%
-------------------------------------------------------------------------------
   1 Year                                -25.02%                   -24.76%
-------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS
-------------------------------------------------------
   3 Years                               -16.43%                   -16.09%
-------------------------------------------------------------------------------
   Life of Class                          -7.99%                    -7.59%(2)
-------------------------------------------------------------------------------
===============================================================================
 INSTITUTIONAL CLASS (INCEPTION 2/26/99)
-------------------------------------------------------
   6 months(1)                             4.77%                     5.02%
-------------------------------------------------------------------------------
   1 Year                                -24.87%                   -24.76%
-------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS
-------------------------------------------------------
   3 Years                               -16.26%                   -16.09%
-------------------------------------------------------------------------------
   Life of Class                          -7.81%                    -7.59%(2)
-------------------------------------------------------------------------------

(1) Returns for periods less than one year are not annualized.

(2) Since 2/28/99, the date nearest the class's inception for which data are available.

See pages 28-31 for information about share classes, S&P 500 Index, and returns.

                                                                    (continued)

                                                                          -----
                                                                          3

Equity Index - Performance
GROWTH OF $10,000 OVER LIFE OF INVESTOR CLASS

$10,000 investment made February 26, 1999

 ONE-YEAR RETURNS OVER LIFE OF INVESTOR CLASS

Periods ended March 31
-------------------------------------------------------------------------------
                1999*        2000         2001         2002         2003
-------------------------------------------------------------------------------
Equity Index    4.00%       17.17%      -22.04%       -0.16%      -25.02%
-------------------------------------------------------------------------------
S&P 500 Index   4.00%       17.94%      -21.68%        0.24%      -24.76%
-------------------------------------------------------------------------------

* From 2/26/99, the class's inception date. Index data from 2/28/99, the date nearest the class's inception for which data are available. Not annualized.

The charts on the performance pages give historical return data for Equity
Index. Returns for the S&P 500  Index are provided for comparison. Equity
Index's total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the index do not. Unless otherwise indicated, the charts are based on Investor Class shares;
performance for other classes will vary due to differences in fee structures
(see the Total Returns table on the previous page). Past performance does not guarantee future results. None of these charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost.

------
     4

Equity Index - Performance Review

A performance summary from Barclays Global Fund Advisors, the subadvisor for the Equity Index Fund.

OUR RESULTS

Equity Index lost 25.02%* for the 12 months ended March 31, 2003, slightly behind the benchmark it tracks, the  S&P 500 Index, which fell 24.76%.  The portfolio's results varied slightly because some assets were invested in short-term cash equivalents. Mutual funds typically carry a small balance of cash to meet redemptions.

The S&P 500 Index slumped to a five-year low in July, established a new low in
October, and almost reached it again in March. Throughout much of the period, uncertainty about whether military force would be used against Iraq depressed investors and undercut consumer confidence, as rising energy prices, shrinking durable goods spending, and restrained business expenditures threatened to curb profit growth. The cloud of uncertainty hovered into early 2003. Even though fourth-quarter earnings for S&P 500 companies rose at their fastest rate in two years, trading volume remained low, and the market continued to slide. The March
19 invasion of Iraq by the American and British coalition produced a brief war rally that drove the index to its best weeks in years.

Yet as March drew to a close, investors remained concerned about the post-war economy. The end result was that none of the index's 13 sectors contributed during the 12-month period, and all but four of the index's 55 industry groups declined.

Wavering consumer confidence cast a shadow over the market for most of the period, depressing companies that produce consumer products and services. In the index's consumer services sector, the only industry group that gained was leisure. Investors assumed that discretionary dollars that, in more secure times, would have been spent on tourism and travel, went instead to in-home entertainment and toys. But most of the consumer services sector fell. Many media and publishing stocks, such as AOL Time Warner and McGraw-Hill, detracted on concern that war would dry up advertising. An exception was Comcast, the nation's largest cable television operator, which gained on substantial subscription growth. Even an area that sometimes excels in an uncertain economy, fast-food restaurants, retreated during the period, as investor sentiment shrank when McDonald's reported its first quarterly loss in its 37-year history as a public company.

Consumer non-cyclicals did well early in the period, but later declined, as an unusually bitter winter decreased

===============================================================================
 PORTFOLIO AT A GLANCE
===============================================================================
                                                   AS OF 3/31/03
-------------------------------------------------------------------------------
Net Assets                                        $440.9 million
-------------------------------------------------------------------------------
===============================================================================
                                           3/31/03               3/31/02
-------------------------------------------------------------------------------
No. of Equity Holdings                       500                   500
-------------------------------------------------------------------------------
P/E Ratio                                   22.6                  32.0
-------------------------------------------------------------------------------
Median Market                               $6.6                  $8.6
Capitalization                             billion               billion
-------------------------------------------------------------------------------
Weighted Average                            $76.6                $100.4
Market Capitalization                      billion              billion
-------------------------------------------------------------------------------
Portfolio Turnover                           21%                   4%
-------------------------------------------------------------------------------
Expense Ratio
(for Investor Class)                       0.49%                0.49%
-------------------------------------------------------------------------------

*All fund returns referenced in this review are for Investor Class shares.

Investment terms are defined in the Glossary.

                                                                    (continued)

                                                                          -----
                                                                          5

Equity Index - Performance Review

consumer sales, and several food and beverage companies retreated. Altria Group, the company formerly known as Phillip Morris, struggled because of costly tobacco litigation.

Consumer cyclical stocks also suffered. Early in the period, investors anticipated that the refunds resulting from the 2002 Tax Relief Act would boost discretionary spending. But the worst holiday shopping season in 30 years hurt department stores such as Sears Roebuck. Investors also retreated from automakers, apparently believing that the industry could not maintain its rapid
2002 sales pace through this year.

================================================================================
 TOP TEN HOLDINGS
                                              % OF FUND INVESTMENTS
--------------------------------------------------------------------------------
================================================================================
                                          AS OF                 AS OF
================================================================================
                                         3/31/03              09/30/02
--------------------------------------------------------------------------------
Microsoft Corporation                     3.1%                  3.0%
--------------------------------------------------------------------------------
General Electric Co.                      3.0%                  3.1%
--------------------------------------------------------------------------------
Exxon Mobil Corp.                         2.8%                  2.7%
--------------------------------------------------------------------------------
Wal-Mart Stores, Inc.                     2.7%                  2.8%
--------------------------------------------------------------------------------
Pfizer, Inc.                              2.3%                  2.3%
--------------------------------------------------------------------------------
Citigroup Inc.                            2.1%                  1.9%
--------------------------------------------------------------------------------
Johnson & Johnson                         2.1%                  2.0%
--------------------------------------------------------------------------------
International Business
Machines Corp.                            1.6%                  1.3%
--------------------------------------------------------------------------------
American International
Group, Inc.                               1.5%                  1.8%
--------------------------------------------------------------------------------
Merck & Co., Inc.                         1.5%                  1.3%
--------------------------------------------------------------------------------

================================================================================
 TOP FIVE INDUSTRIES
                                              % OF FUND INVESTMENTS
--------------------------------------------------------------------------------
================================================================================
                                          AS OF                 AS OF
================================================================================
                                         3/31/03              09/30/02
--------------------------------------------------------------------------------
Drugs                                     9.8%                  9.9%
--------------------------------------------------------------------------------
Banks                                     9.0%                  9.5%
--------------------------------------------------------------------------------
Financial Services                        6.1%                  6.1%
--------------------------------------------------------------------------------
Energy Reserves
& Production                              5.0%                  5.0%
--------------------------------------------------------------------------------
Computer Software                         4.6%                  4.3%
--------------------------------------------------------------------------------

Anticipation that war would disrupt energy supplies pushed crude oil prices to
12-year highs in March, though they fell shortly after battle began. In other times such a leap might have benefited energy companies, but weak retail demand limited how much of the higher prices could be passed on to consumers at the pump. This led to contracting refinery margins and lower profits at oil companies, including index holdings Exxon Mobil, Royal Dutch Petroleum and
ChevronTexaco.

War anxiety made cautious CEOs  even more reluctant to increase capital expenditures, delaying purchases of computer hardware, software and network equipment and services.  That squeezed technology, commercial services, and industrial stocks.

Technology, the index's second largest sector concentration, was down, even though some of its biggest names recovered ground late in the period. Intel, the world's largest semiconductor maker, fell, despite steady demand for microchips for laptop computers. Microsoft, the world's biggest software company, retreated, even though revenues were boosted by a multi-year licensing program.
Only one industry group within the sector contributed during the period:
Internet stocks rose as investors anticipated that consolidation in the online paid-search business would boost revenues for industry leaders.

The transportation industry continued its post-Sept. 11 slump, as some of the world's largest airlines struggled on the brink of bankruptcy. The damage was felt outside the sector as well - major

                                                                     (continued)

------
     6

Equity Index - Performance Review

suppliers to commercial aerospace, such as Boeing and General Dynamics, and jet engine maker General Electric, fell during the period.

The telecommunications sector also stumbled. SBC Communications, Verizon and
BellSouth retreated after a Federal Communications Commission decision to give states control over the leasing of phone networks to rivals at a discount.

In this environment of volatility and uncertainty, investors rotated toward health care stocks in search of dependable revenue streams. That should have helped pharmaceutical companies, the index's largest industry concentration as of March 31, 2003. But investors retreated from Pfizer after it lost legal decisions to block rivals from making generic copies of its epilepsy and anti-angina drugs. At the same time, medical providers were held back by alleged accounting and medical irregularities by Tenet Healthcare. The only industry group within this sector to advance during the period was biotech, led by Amgen, which forecast strong demand for its anti-inflammation and anemia drugs.

The index's biggest disappointment was its largest sector concentration, financial stocks. The lowest interest rates in 41 years continued to boost refinancing, which helped make Washington Mutual, the nation's biggest thrift, contribute to performance. But the index's banking group, one of its largest industry concentrations, suffered. Citigroup, the nation's biggest bank, was the portfolio's worst detractor, dragged down as regulators questioned its involvement in corporate accounting controversies. Trading volume plummeted as the stock market slumped, and revenues fell sharply for securities and asset managers. The market's slump also undercut the value of assets held by insurers, and they fell as well.

===============================================================================
 TYPES OF INVESTMENTS IN PORTFOLIO
===============================================================================
                                         AS OF                 AS OF
===============================================================================
                                        3/31/03              09/30/02
-------------------------------------------------------------------------------
Common Stocks
& Futures                                99.8%                 99.8%
-------------------------------------------------------------------------------
TOTAL EQUITY EXPOSURE                    99.8%                 99.8%
-------------------------------------------------------------------------------
Temporary
Cash Investments                          0.2%                  0.2%
-------------------------------------------------------------------------------

Investment terms are defined in the Glossary.

                                                                         ------
                                                                         7

Equity Index - Schedule of Investments

MARCH 31, 2003

Shares                                                                 Value
------------------------------------------------------------------------------

 COMMON STOCKS - 93.4%

AIRLINES - 0.1%
------------------------------------------------------------------------------
            6,262    Delta Air Lines Inc.                              $55,732
------------------------------------------------------------------------------
           39,632    Southwest Airlines Co.                            569,115
------------------------------------------------------------------------------
                                                                       624,847
------------------------------------------------------------------------------

ALCOHOL - 0.6%
------------------------------------------------------------------------------
            1,848    Adolph Coors Company Cl B                          89,628
------------------------------------------------------------------------------
           43,774    Anheuser-Busch Companies, Inc.                  2,040,306
------------------------------------------------------------------------------
            3,084    Brown-Forman Corp. Cl B                           237,160
------------------------------------------------------------------------------
                                                                     2,367,094
------------------------------------------------------------------------------

APPAREL & TEXTILES - 0.3%
------------------------------------------------------------------------------
            6,576    Jones Apparel Group, Inc.(1)                      180,380
------------------------------------------------------------------------------
            5,450    Liz Claiborne, Inc.                               168,514
------------------------------------------------------------------------------
           13,529    NIKE, Inc.                                        695,661
------------------------------------------------------------------------------
            3,054    Reebok International Ltd.(1)                      100,324
------------------------------------------------------------------------------
            5,546    VF Corp.                                          208,696
------------------------------------------------------------------------------
                                                                     1,353,575
------------------------------------------------------------------------------

BANKS - 9.0%
------------------------------------------------------------------------------
           18,188    AmSouth Bancorporation                            361,577
------------------------------------------------------------------------------
           76,822    Bank of America Corp.                           5,134,782
------------------------------------------------------------------------------
           39,198    Bank of New York Co., Inc. (The)                  803,559
------------------------------------------------------------------------------
           59,533    Bank One Corp.                                  2,061,032
------------------------------------------------------------------------------
           24,091    BB&T Corporation                                  757,180
------------------------------------------------------------------------------
           11,566    Charter One Financial Inc.                        319,916
------------------------------------------------------------------------------
          262,870    Citigroup Inc.                                  9,055,871
------------------------------------------------------------------------------
            8,941    Comerica Inc.                                     338,685
------------------------------------------------------------------------------
           29,551    Fifth Third Bancorp                             1,484,642
------------------------------------------------------------------------------
            6,411    First Tennessee National Corp.                    254,581
------------------------------------------------------------------------------
           53,684    Fleet Boston Financial Corp.                    1,281,974
------------------------------------------------------------------------------
           12,023    Huntington Bancshares Inc.                        222,846
------------------------------------------------------------------------------
          102,108    JP Morgan Chase & Co.                           2,420,981
------------------------------------------------------------------------------
           21,739    KeyCorp                                           490,432
------------------------------------------------------------------------------
           11,176    Marshall & Ilsley Corp.                           285,659
------------------------------------------------------------------------------
           22,049    Mellon Financial Corp.                            468,762
------------------------------------------------------------------------------
           31,279    National City Corp.                               871,120
------------------------------------------------------------------------------
            8,267    North Fork Bancorporation, Inc.                   243,463
------------------------------------------------------------------------------
           11,305    Northern Trust Corp.                              344,068
------------------------------------------------------------------------------
           14,529    PNC Financial Services Group                      615,739
------------------------------------------------------------------------------
           11,316    Regions Financial Corp.                           366,638
------------------------------------------------------------------------------
           17,676    SouthTrust Corp.                                  450,738
------------------------------------------------------------------------------
           16,975    State Street Corp.                                536,919
------------------------------------------------------------------------------
           14,445    SunTrust Banks, Inc.                              760,529
------------------------------------------------------------------------------
           15,555    Synovus Financial Corp.                           278,279
------------------------------------------------------------------------------
           97,970    U.S. Bancorp                                    1,859,471
------------------------------------------------------------------------------
           10,141    Union Planters Corp.                              266,607
------------------------------------------------------------------------------
           69,570    Wachovia Corp.                                  2,370,250
------------------------------------------------------------------------------

Shares                                                                  Value
------------------------------------------------------------------------------

           86,524    Wells Fargo & Co.                              $3,892,715
------------------------------------------------------------------------------
            4,655    Zions Bancorporation                              198,838
------------------------------------------------------------------------------
                                                                    38,797,853
------------------------------------------------------------------------------

BIOTECHNOLOGY - 1.3%
------------------------------------------------------------------------------
           65,822    Amgen Inc.(1)                                   3,790,688
------------------------------------------------------------------------------
           10,685    Applera Corporation-Applied
                     Biosystems Group                                  169,144
------------------------------------------------------------------------------
            7,631    Biogen, Inc.(1)                                   228,587
------------------------------------------------------------------------------
            9,569    Chiron Corp.(1)                                   359,077
------------------------------------------------------------------------------
           10,980    Genzyme Corp.(1)                                  400,001
------------------------------------------------------------------------------
           12,868    MedImmune, Inc.(1)                                423,164
------------------------------------------------------------------------------
                                                                     5,370,661
------------------------------------------------------------------------------

CHEMICALS - 2.2%
------------------------------------------------------------------------------
           19,956    3M Co.                                          2,594,878
------------------------------------------------------------------------------
           11,626    Air Products & Chemicals, Inc.                    481,665
------------------------------------------------------------------------------
            3,504    Ashland Inc.                                      103,964
------------------------------------------------------------------------------
            5,620    Avery Dennison Corp.                              329,725
------------------------------------------------------------------------------
            2,698    Bemis Co., Inc.                                   113,478
------------------------------------------------------------------------------
           46,601    Dow Chemical Co.                                1,286,654
------------------------------------------------------------------------------
           50,877    du Pont (E.I.) de Nemours & Co.                 1,977,079
------------------------------------------------------------------------------
            3,941    Eastman Chemical Company                          114,250
------------------------------------------------------------------------------
            6,648    Ecolab Inc.                                       327,946
------------------------------------------------------------------------------
            9,024    Goodyear Tire & Rubber Co. (The)                   46,654
------------------------------------------------------------------------------
            2,550    Great Lakes Chemical Corp.                         56,610
------------------------------------------------------------------------------
            5,537    Hercules Inc.(1)                                   48,172
------------------------------------------------------------------------------
           13,342    Monsanto Co.                                      218,809
------------------------------------------------------------------------------
            8,084    Pactiv Corporation(1)                             164,105
------------------------------------------------------------------------------
            8,674    PPG Industries, Inc.                              391,024
------------------------------------------------------------------------------
            8,274    Praxair, Inc.                                     466,240
------------------------------------------------------------------------------
           11,315    Rohm and Haas Co.                                 336,961
------------------------------------------------------------------------------
            4,282    Sealed Air Corp.(1)                               171,837
------------------------------------------------------------------------------
            7,650    Sherwin-Williams Co.                              202,190
------------------------------------------------------------------------------
                                                                     9,432,241
------------------------------------------------------------------------------

CLOTHING STORES - 0.4%
------------------------------------------------------------------------------
           45,218    Gap, Inc. (The)                                   655,208
------------------------------------------------------------------------------
           26,772    Limited Brands                                    344,556
------------------------------------------------------------------------------
            6,904    Nordstrom, Inc.                                   111,845
------------------------------------------------------------------------------
           26,881    TJX Companies, Inc. (The)                         473,106
------------------------------------------------------------------------------
                                                                     1,584,715
------------------------------------------------------------------------------

COMPUTER HARDWARE & BUSINESS MACHINES - 3.3%
------------------------------------------------------------------------------
           10,004    American Power Conversion Corp.(1)                142,257
------------------------------------------------------------------------------
           18,413    Apple Computer, Inc.(1)                           260,636
------------------------------------------------------------------------------
           18,870    Avaya Inc.(1)                                      38,495
------------------------------------------------------------------------------
          363,701    Cisco Systems Inc.(1)                           4,719,020
------------------------------------------------------------------------------
          131,903    Dell Computer Corp.(1)                          3,605,569
------------------------------------------------------------------------------
          112,525    EMC Corporation(1)                                813,556
------------------------------------------------------------------------------
           16,398    Gateway Inc.(1)                                    38,699
------------------------------------------------------------------------------

See Notes to Financial Statements.                                 (continued)

------
     8

Equity Index - Schedule of Investments

MARCH 31, 2003

Shares                                                                 Value
------------------------------------------------------------------------------

          156,089    Hewlett-Packard Co.                            $2,427,184
------------------------------------------------------------------------------
            6,444    Lexmark International, Inc.(1)                    431,426
------------------------------------------------------------------------------
            4,968    NCR Corp.(1)                                       91,113
------------------------------------------------------------------------------
           17,317    Network Appliance, Inc.(1)                        193,604
------------------------------------------------------------------------------
           12,104    Pitney Bowes, Inc.                                386,360
------------------------------------------------------------------------------
            4,788    Qlogic Corp.(1)                                   177,898
------------------------------------------------------------------------------
          163,264    Sun Microsystems, Inc.(1)                         531,424
------------------------------------------------------------------------------
           11,749    Symbol Technologies, Inc.                         101,159
------------------------------------------------------------------------------
           37,630    Xerox Corp.(1)                                    327,381
------------------------------------------------------------------------------
                                                                    14,285,781
------------------------------------------------------------------------------

COMPUTER SOFTWARE - 4.6%
------------------------------------------------------------------------------
           40,831    ADC Telecommunications Inc.(1)                     83,908
------------------------------------------------------------------------------
           11,824    Adobe Systems Inc.                                365,007
------------------------------------------------------------------------------
            5,772    Autodesk, Inc.                                     88,110
------------------------------------------------------------------------------
           11,945    BMC Software Inc.(1)                              180,250
------------------------------------------------------------------------------
            8,715    Citrix Systems, Inc.(1)                           114,646
------------------------------------------------------------------------------
           29,388    Computer Associates International, Inc.           401,440
------------------------------------------------------------------------------
           19,229    Compuware Corp.(1)                                 64,706
------------------------------------------------------------------------------
            7,312    Electronic Arts Inc.(1)                           428,849
------------------------------------------------------------------------------
           10,515    Intuit Inc.(1)                                    390,632
------------------------------------------------------------------------------
            4,306    Mercury Interactive Corp.(1)                      127,845
------------------------------------------------------------------------------
          547,226    Microsoft Corporation                          13,245,604
------------------------------------------------------------------------------
           18,660    Novell, Inc.(1)                                    40,306
------------------------------------------------------------------------------
          269,472    Oracle Corp.(1)                                 2,919,728
------------------------------------------------------------------------------
           13,268    Parametric Technology Corp.(1)                     28,858
------------------------------------------------------------------------------
           16,021    PeopleSoft, Inc.(1)                               245,602
------------------------------------------------------------------------------
           24,809    Siebel Systems, Inc.(1)                           198,596
------------------------------------------------------------------------------
            7,560    Symantec Corp.(1)                                 296,125
------------------------------------------------------------------------------
           16,639    Unisys Corp.(1)                                   154,077
------------------------------------------------------------------------------
           21,063    Veritas Software Corp.(1)                         370,393
------------------------------------------------------------------------------
                                                                    19,744,682
------------------------------------------------------------------------------

CONSTRUCTION & REAL PROPERTY - 0.2%
------------------------------------------------------------------------------
            3,149    Centex Corp.                                      171,180
------------------------------------------------------------------------------
            4,097    Fluor Corp.                                       137,987
------------------------------------------------------------------------------
            2,440    KB Home                                           110,898
------------------------------------------------------------------------------
           25,174    Masco Corp.                                       468,740
------------------------------------------------------------------------------
            3,122    Pulte Homes Inc.                                  156,568
------------------------------------------------------------------------------
            5,179    Vulcan Materials Co.                              156,561
------------------------------------------------------------------------------
                                                                     1,201,934
------------------------------------------------------------------------------

CONSUMER DURABLES - 0.1%
------------------------------------------------------------------------------
            9,932    Leggett & Platt, Inc.                             181,557
------------------------------------------------------------------------------
            3,971    Maytag Corporation                                 75,568
------------------------------------------------------------------------------
            3,480    Whirlpool Corp.                                   170,624
------------------------------------------------------------------------------
                                                                       427,749
------------------------------------------------------------------------------

DEFENSE/AEROSPACE - 1.3%
------------------------------------------------------------------------------
           42,960    Boeing Co.                                      1,076,578
------------------------------------------------------------------------------
           10,280    General Dynamics Corp.                            566,120
------------------------------------------------------------------------------
            5,982    Goodrich Corporation                               84,107
------------------------------------------------------------------------------
           43,736    Honeywell International Inc.                      934,201
------------------------------------------------------------------------------

Shares                                                                 Value
-----------------------------------------------------------------------------

            4,699   ITT Industries, Inc.                             $250,974
-----------------------------------------------------------------------------
           23,309   Lockheed Martin Corp.                           1,108,342
-----------------------------------------------------------------------------
            9,330   Northrop Grumman Corp.                            800,514
-----------------------------------------------------------------------------
           20,765   Raytheon Company                                  589,103
-----------------------------------------------------------------------------
            9,159   Rockwell Collins                                  168,251
-----------------------------------------------------------------------------
            6,961   Textron Inc.                                      191,149
-----------------------------------------------------------------------------
                                                                    5,769,339
-----------------------------------------------------------------------------

DEPARTMENT STORES - 3.9%
-----------------------------------------------------------------------------
           23,317   Costco Companies, Inc.(1)                         700,326
-----------------------------------------------------------------------------
            4,300   Dillard's Inc.                                     55,556
-----------------------------------------------------------------------------
           17,012   Dollar General Corp.                              207,717
-----------------------------------------------------------------------------
            8,781   Family Dollar Stores, Inc.                        271,157
-----------------------------------------------------------------------------
            9,736   Federated Department Stores, Inc.(1)              272,803
-----------------------------------------------------------------------------
           13,733   J.C. Penney Company, Inc.                         269,716
-----------------------------------------------------------------------------
           17,247   Kohl's Corp.(1)                                   975,835
-----------------------------------------------------------------------------
           14,753   May Department Stores Co. (The)                   293,437
-----------------------------------------------------------------------------
           16,188   Sears, Roebuck & Co.                              390,940
-----------------------------------------------------------------------------
           46,481   Target Corp.                                    1,360,034
-----------------------------------------------------------------------------
          225,713   Wal-Mart Stores, Inc.                          11,743,848
-----------------------------------------------------------------------------
                                                                   16,541,369
-----------------------------------------------------------------------------

DRUGS - 9.8%
-----------------------------------------------------------------------------
           79,949   Abbott Laboratories                             3,006,882
-----------------------------------------------------------------------------
            6,622   Allergan, Inc.                                    451,687
-----------------------------------------------------------------------------
           99,067   Bristol-Myers Squibb Co.                        2,093,286
-----------------------------------------------------------------------------
           57,451   Eli Lilly and Company                           3,283,325
-----------------------------------------------------------------------------
           18,565   Forest Laboratories, Inc. Cl A(1)               1,001,953
-----------------------------------------------------------------------------
          151,909   Johnson & Johnson                               8,790,973
-----------------------------------------------------------------------------
           12,333   King Pharmaceuticals, Inc.(1)                     147,133
-----------------------------------------------------------------------------
          114,836   Merck & Co., Inc.                               6,290,715
-----------------------------------------------------------------------------
          315,111   Pfizer, Inc.                                    9,818,858
-----------------------------------------------------------------------------
           66,123   Pharmacia Corp.                                 2,863,126
-----------------------------------------------------------------------------
           75,014   Schering-Plough Corp.                           1,337,500
-----------------------------------------------------------------------------
            3,658   Sigma-Aldrich Corp.                               162,726
-----------------------------------------------------------------------------
            5,455   Watson Pharmaceuticals, Inc.(1)                   156,940
-----------------------------------------------------------------------------
           67,797   Wyeth                                           2,564,083
-----------------------------------------------------------------------------
                                                                   41,969,187
-----------------------------------------------------------------------------

ELECTRICAL EQUIPMENT - 1.1%
-----------------------------------------------------------------------------
            5,020   Andrew Corporation(1)                              27,459
-----------------------------------------------------------------------------
           22,084   CIENA Corporation(1)                               96,838
-----------------------------------------------------------------------------
            9,566   Comverse Technology, Inc.(1)                      108,287
-----------------------------------------------------------------------------
           61,232   Corning Inc.(1)                                   357,595
-----------------------------------------------------------------------------
           10,330   Dover Corp.                                       250,193
-----------------------------------------------------------------------------
           10,111   Jabil Circuit, Inc.(1)                            176,943
-----------------------------------------------------------------------------
           72,462   JDS Uniphase Corp.(1)                             206,879
-----------------------------------------------------------------------------
          199,754   Lucent Technologies Inc.(1)                       293,638
-----------------------------------------------------------------------------
            9,790   Molex Inc.                                        210,485
-----------------------------------------------------------------------------
          117,697   Motorola, Inc.                                    972,177
-----------------------------------------------------------------------------
            4,009   Power-One Inc.(1)                                  17,600
-----------------------------------------------------------------------------
           40,332   QUALCOMM Inc.                                   1,454,573
-----------------------------------------------------------------------------

See Notes to Financial Statements.                                 (continued)

                                                                         ------
                                                                         9

Equity Index - Schedule of Investments

MARCH 31, 2003

Shares                                                                 Value
------------------------------------------------------------------------------

           26,106    Sanmina-SCI Corp.(1)                             $105,338
------------------------------------------------------------------------------
            7,786    Scientific-Atlanta, Inc.                          106,980
------------------------------------------------------------------------------
           42,133    Solectron Corp.(1)                                127,242
------------------------------------------------------------------------------
            4,427    Tektronix, Inc.(1)                                 75,923
------------------------------------------------------------------------------
           21,004    Tellabs, Inc.(1)                                  121,718
------------------------------------------------------------------------------
                                                                     4,709,868
------------------------------------------------------------------------------

ELECTRICAL UTILITIES - 2.3%
------------------------------------------------------------------------------
           27,687    AES Corporation (The)(1)                          100,227
------------------------------------------------------------------------------
            6,431    Allegheny Energy, Inc.                             39,937
------------------------------------------------------------------------------
            8,127    Ameren Corp.                                      317,359
------------------------------------------------------------------------------
           19,896    American Electric Power                           454,624
------------------------------------------------------------------------------
           19,196    Calpine Corporation(1)                             63,347
------------------------------------------------------------------------------
           15,500    CenterPoint Energy, Inc.                          109,275
------------------------------------------------------------------------------
            8,615    Cinergy Corp.                                     289,895
------------------------------------------------------------------------------
           10,931    Consolidated Edison, Inc.                         420,516
------------------------------------------------------------------------------
            8,434    Constellation Energy Group Inc.                   233,875
------------------------------------------------------------------------------
           15,715    Dominion Resources Inc.                           870,139
------------------------------------------------------------------------------
            8,570    DTE Energy Company                                331,231
------------------------------------------------------------------------------
           45,611    Duke Energy Corp.                                 663,184
------------------------------------------------------------------------------
           18,817    Dynegy Inc. Cl A                                   49,112
------------------------------------------------------------------------------
           16,631    Edison International(1)                           227,678
------------------------------------------------------------------------------
           11,359    Entergy Corp.                                     546,936
------------------------------------------------------------------------------
           16,522    Exelon Corporation                                832,874
------------------------------------------------------------------------------
           15,229    FirstEnergy Corp.                                 479,714
------------------------------------------------------------------------------
            9,338    FPL Group, Inc.                                   550,288
------------------------------------------------------------------------------
           20,407    Mirant Corp.(1)                                    32,651
------------------------------------------------------------------------------
           20,845    PG&E Corp.(1)                                     280,365
------------------------------------------------------------------------------
            4,611    Pinnacle West Capital Corporation                 153,270
------------------------------------------------------------------------------
            8,417    PPL Corporation                                   299,729
------------------------------------------------------------------------------
           12,135    Progress Energy Inc.                              475,085
------------------------------------------------------------------------------
           11,381    Public Service Enterprise Group Inc.              417,569
------------------------------------------------------------------------------
           36,495    Southern Co.                                    1,037,917
------------------------------------------------------------------------------
            8,943    TECO Energy, Inc.                                  95,064
------------------------------------------------------------------------------
           16,488    TXU Corp.                                         294,311
------------------------------------------------------------------------------
           20,413    XCEL Energy Inc.                                  261,491
------------------------------------------------------------------------------
                                                                     9,927,663
------------------------------------------------------------------------------

ENERGY RESERVES & PRODUCTION - 5.0%
------------------------------------------------------------------------------
            4,553    Amerada Hess Corp.                                201,516
------------------------------------------------------------------------------
           12,720    Anadarko Petroleum Corp.                          578,760
------------------------------------------------------------------------------
            8,179    Apache Corp.                                      504,971
------------------------------------------------------------------------------
           10,301    Burlington Resources, Inc.                        491,461
------------------------------------------------------------------------------
           54,627    ChevronTexaco Corp.                             3,531,635
------------------------------------------------------------------------------
           34,616    ConocoPhillips                                  1,855,418
------------------------------------------------------------------------------
            8,017    Devon Energy Corporation                          386,580
------------------------------------------------------------------------------
            5,898    EOG Resources Inc.                                233,325
------------------------------------------------------------------------------
          344,088    Exxon Mobil Corp.                              12,025,875
------------------------------------------------------------------------------
            5,140    Kerr-McGee Corp.                                  208,735
------------------------------------------------------------------------------
            6,241    Kinder Morgan, Inc.                               280,845
------------------------------------------------------------------------------
           19,339    Occidental Petroleum Corp.                        579,396
------------------------------------------------------------------------------

Shares                                                                 Value
-----------------------------------------------------------------------------

           13,198    Unocal Corp.                                     347,239
-----------------------------------------------------------------------------
           26,322    Williams Companies, Inc. (The)                   120,555
-----------------------------------------------------------------------------
                                                                   21,346,311
-----------------------------------------------------------------------------

ENTERTAINMENT - 0.9%
-----------------------------------------------------------------------------
           30,027    Carnival Corporation Cl A                        723,951
-----------------------------------------------------------------------------
           90,065    Viacom, Inc. Cl B(1)                           3,289,174
-----------------------------------------------------------------------------
                                                                    4,013,125
-----------------------------------------------------------------------------

ENVIRONMENTAL SERVICES - 0.2%
-----------------------------------------------------------------------------
           10,037    Allied Waste Industries Inc.(1)                   80,196
-----------------------------------------------------------------------------
           30,437    Waste Management, Inc.                           644,655
-----------------------------------------------------------------------------
                                                                      724,851
-----------------------------------------------------------------------------

FINANCIAL SERVICES - 6.1%
-----------------------------------------------------------------------------
           67,218    American Express Co.                           2,233,653
-----------------------------------------------------------------------------
            9,142    Block (H & R), Inc.                              390,272
-----------------------------------------------------------------------------
           11,354    Capital One Financial Corp.                      340,734
-----------------------------------------------------------------------------
            6,467    Countrywide Financial Corporation                371,853
-----------------------------------------------------------------------------
           50,886    Fannie Mae                                     3,325,399
-----------------------------------------------------------------------------
           35,581    Freddie Mac                                    1,889,351
-----------------------------------------------------------------------------
          508,857    General Electric Co.                          12,975,853
-----------------------------------------------------------------------------
           27,470    Marsh & McLennan Companies, Inc.               1,171,046
-----------------------------------------------------------------------------
            7,427    MBIA Inc.                                        286,979
-----------------------------------------------------------------------------
           65,354    MBNA Corporation                                 983,578
-----------------------------------------------------------------------------
            5,128    MGIC Investment Corp.                            201,377
-----------------------------------------------------------------------------
           14,721    Providian Financial Corp.(1)                      96,570
-----------------------------------------------------------------------------
           28,959    Prudential Financial Inc.                        847,051
-----------------------------------------------------------------------------
            7,854    SLM Corporation                                  871,166
-----------------------------------------------------------------------------
                                                                   25,984,882
-----------------------------------------------------------------------------

FOOD & BEVERAGE - 3.6%
-----------------------------------------------------------------------------
           33,039    Archer-Daniels-Midland Co.                       356,821
-----------------------------------------------------------------------------
           20,998    Campbell Soup Company                            440,958
-----------------------------------------------------------------------------
          126,782    Coca-Cola Company (The)                        5,132,136
-----------------------------------------------------------------------------
           22,993    Coca-Cola Enterprises Inc.                       429,739
-----------------------------------------------------------------------------
           27,471    ConAgra Foods, Inc.                              551,618
-----------------------------------------------------------------------------
           18,857    General Mills, Inc.                              858,936
-----------------------------------------------------------------------------
           17,977    Heinz (H.J.) Co.                                 524,928
-----------------------------------------------------------------------------
            6,966    Hershey Foods Corp.                              436,490
-----------------------------------------------------------------------------
           20,885    Kellogg Co.                                      640,125
-----------------------------------------------------------------------------
            7,153    McCormick & Company,
                     Incorporated                                     172,673
-----------------------------------------------------------------------------
           14,355    Pepsi Bottling Group Inc.                        257,385
-----------------------------------------------------------------------------
           88,323    PepsiCo, Inc.                                  3,532,920
-----------------------------------------------------------------------------
           40,017    Sara Lee Corp.                                   748,318
-----------------------------------------------------------------------------
           33,438    SYSCO Corp.                                      850,663
-----------------------------------------------------------------------------
           11,521    Wrigley (Wm.) Jr. Company                        650,937
-----------------------------------------------------------------------------
                                                                   15,584,647
-----------------------------------------------------------------------------

FOREST PRODUCTS & PAPER - 0.5%
-----------------------------------------------------------------------------
            2,964    Boise Cascade Corp.                               64,763
-----------------------------------------------------------------------------
           12,761    Georgia-Pacific Corp.                            177,378
-----------------------------------------------------------------------------
           24,492    International Paper Company                      827,830
-----------------------------------------------------------------------------

See Notes to Financial Statements.                                 (continued)

------
    10

Equity Index - Schedule of Investments

MARCH 31, 2003

Shares                                                                  Value
------------------------------------------------------------------------------

            5,301    Louisiana-Pacific Corp.(1)                        $42,037
------------------------------------------------------------------------------
           10,246    MeadWestvaco Corp.                                233,404
------------------------------------------------------------------------------
            2,738    Temple-Inland Inc.                                102,401
------------------------------------------------------------------------------
           11,203    Weyerhaeuser Co.                                  535,839
------------------------------------------------------------------------------
                                                                     1,983,652
------------------------------------------------------------------------------

GAS & WATER UTILITIES - 0.3%
------------------------------------------------------------------------------
            7,262    CMS Energy Corp.                                   32,025
------------------------------------------------------------------------------
           30,677    El Paso Corp.                                     185,596
------------------------------------------------------------------------------
            8,003    Keyspan Energy Corp.                              258,097
------------------------------------------------------------------------------
            2,236    NICOR Inc.                                         61,088
------------------------------------------------------------------------------
           12,703    NiSource Inc.                                     231,195
------------------------------------------------------------------------------
            1,815    People's Energy Corp.                              64,923
------------------------------------------------------------------------------
           10,521    Sempra Energy                                     262,603
------------------------------------------------------------------------------
                                                                     1,095,527
------------------------------------------------------------------------------

GOLD - 0.1%
------------------------------------------------------------------------------
           20,552    Newmont Mining Corporation                        537,435
------------------------------------------------------------------------------

GROCERY STORES - 0.4%
------------------------------------------------------------------------------
           19,402    Albertson's Inc.                                  365,728
------------------------------------------------------------------------------
           39,044    Kroger Co. (The)(1)                               513,428
------------------------------------------------------------------------------
           22,570    Safeway Inc.(1)                                   427,250
------------------------------------------------------------------------------
            6,809    Supervalu Inc.                                    105,540
------------------------------------------------------------------------------
            7,171    Winn-Dixie Stores, Inc.                            94,801
------------------------------------------------------------------------------
                                                                     1,506,747
------------------------------------------------------------------------------

HEAVY ELECTRICAL EQUIPMENT - 0.7%
------------------------------------------------------------------------------
            4,758    Cooper Industries, Ltd.                           169,908
------------------------------------------------------------------------------
            3,030    Crane Co.                                          52,783
------------------------------------------------------------------------------
            2,106    Cummins Inc.                                       51,808
------------------------------------------------------------------------------
            3,609    Eaton Corp.                                       252,450
------------------------------------------------------------------------------
           21,529    Emerson Electric Co.                              976,340
------------------------------------------------------------------------------
            9,476    Rockwell Automation Inc.                          196,153
------------------------------------------------------------------------------
            2,957    Thomas & Betts Corp.(1)                            41,930
------------------------------------------------------------------------------
           24,058    United Technologies Corp.                       1,390,071
------------------------------------------------------------------------------
                                                                     3,131,443
------------------------------------------------------------------------------

HEAVY MACHINERY - 0.3%
------------------------------------------------------------------------------
           17,606    Caterpillar Inc.                                  866,215
------------------------------------------------------------------------------
           12,226    Deere & Co.                                       479,993
------------------------------------------------------------------------------
                                                                     1,346,208
------------------------------------------------------------------------------

HOME PRODUCTS - 2.9%
------------------------------------------------------------------------------
            2,979    Alberto-Culver Company Cl B                       146,805
------------------------------------------------------------------------------
           12,039    Avon Products, Inc.                               686,825
------------------------------------------------------------------------------
           11,257    Clorox Company                                    519,736
------------------------------------------------------------------------------
           27,530    Colgate-Palmolive Co.                           1,498,733
------------------------------------------------------------------------------
            7,639    Fortune Brands, Inc.                              327,484
------------------------------------------------------------------------------
           53,407    Gillette Company                                1,652,413
------------------------------------------------------------------------------
            4,811    International Flavors
                     & Fragrances Inc.                                 149,574
------------------------------------------------------------------------------
           26,308    Kimberly-Clark Corp.                            1,195,962
------------------------------------------------------------------------------
           13,680    Newell Rubbermaid Inc.                            387,828
------------------------------------------------------------------------------

Shares                                                                  Value
------------------------------------------------------------------------------

           66,119    Procter & Gamble Co. (The)                     $5,887,897
------------------------------------------------------------------------------
            2,964    Tupperware Corp.                                   40,962
------------------------------------------------------------------------------
                                                                    12,494,219
------------------------------------------------------------------------------

HOTELS - 0.4%
------------------------------------------------------------------------------
           52,697    Cendant Corporation(1)                            669,252
------------------------------------------------------------------------------
            5,724    Harrah's Entertainment, Inc.(1)                   204,347
------------------------------------------------------------------------------
           19,264    Hilton Hotels Corp.                               223,655
------------------------------------------------------------------------------
           11,964    Marriott International, Inc.                      380,575
------------------------------------------------------------------------------
           10,198    Starwood Hotels & Resorts
                     Worldwide, Inc.                                   242,610
------------------------------------------------------------------------------
                                                                     1,720,439
------------------------------------------------------------------------------

INDUSTRIAL PARTS - 1.0%
------------------------------------------------------------------------------
            3,709    American Standard Companies Inc.(1)               255,068
------------------------------------------------------------------------------
            4,009    Black & Decker Corporation                        139,754
------------------------------------------------------------------------------
            7,798    Danaher Corp.                                     512,796
------------------------------------------------------------------------------
            4,682    Grainger (W.W.), Inc.                             200,858
------------------------------------------------------------------------------
           15,718    Illinois Tool Works Inc.                          914,002
------------------------------------------------------------------------------
            8,664    Ingersoll-Rand Company                            334,344
------------------------------------------------------------------------------
            6,268    Pall Corp.                                        125,360
------------------------------------------------------------------------------
            6,047    Parker-Hannifin Corp.                             234,261
------------------------------------------------------------------------------
            2,958    Snap-on Incorporated                               73,240
------------------------------------------------------------------------------
            4,524    Stanley Works (The)                               108,531
------------------------------------------------------------------------------
          102,071    Tyco International Ltd.                         1,312,632
------------------------------------------------------------------------------
                                                                     4,210,846
------------------------------------------------------------------------------

INDUSTRIAL SERVICES - 0.1%
------------------------------------------------------------------------------
            8,716    Cintas Corp.                                      287,105
------------------------------------------------------------------------------
            8,833    Robert Half International Inc.(1)                 117,567
------------------------------------------------------------------------------
                                                                       404,672
------------------------------------------------------------------------------

INFORMATION SERVICES - 3.0%
------------------------------------------------------------------------------
            8,920    Apollo Group Inc. Cl A(1)                         445,019
------------------------------------------------------------------------------
           30,649    Automatic Data Processing, Inc.                   943,683
------------------------------------------------------------------------------
            9,561    Computer Sciences Corp.(1)                        311,211
------------------------------------------------------------------------------
           26,043    Concord EFS, Inc.(1)                              244,804
------------------------------------------------------------------------------
            8,843    Convergys Corp.(1)                                116,728
------------------------------------------------------------------------------
           24,378    Electronic Data Systems Corp.                     429,053
------------------------------------------------------------------------------
            7,288    Equifax Inc.                                      145,687
------------------------------------------------------------------------------
           38,470    First Data Corporation                          1,423,774
------------------------------------------------------------------------------
            9,793    Fiserv, Inc.(1)                                   308,235
------------------------------------------------------------------------------
           12,470    IMS Health Inc.                                   194,657
------------------------------------------------------------------------------
           86,428    International Business
                      Machines Corp.                                 6,778,547
------------------------------------------------------------------------------
           19,749    Interpublic Group of
                     Companies, Inc.                                   183,666
------------------------------------------------------------------------------
            7,732    Moody's Corp.                                     357,450
------------------------------------------------------------------------------
           19,252    Paychex, Inc.                                     528,756
------------------------------------------------------------------------------
            7,271    Sabre Holdings Corp.(1)                           115,682
------------------------------------------------------------------------------
           14,493    SunGard Data Systems Inc.(1)                      308,701
------------------------------------------------------------------------------
            5,645    TMP Worldwide Inc.(1)                              60,825
------------------------------------------------------------------------------
                                                                    12,896,478
------------------------------------------------------------------------------

See Notes to Financial Statements.                                 (continued)

                                                                         ------
                                                                         11

Equity Index - Schedule of Investments

MARCH 31, 2003

Shares                                                                 Value
------------------------------------------------------------------------------

INTERNET - 0.5%
------------------------------------------------------------------------------
           15,791    eBay Inc.(1)                                   $1,347,604
------------------------------------------------------------------------------
           30,229    Yahoo! Inc.(1)                                    726,403
------------------------------------------------------------------------------
                                                                     2,074,007
------------------------------------------------------------------------------

LEISURE - 0.4%
------------------------------------------------------------------------------
            4,589    Brunswick Corp.                                    87,191
------------------------------------------------------------------------------
           14,929    Eastman Kodak Co.                                 441,898
------------------------------------------------------------------------------
            8,826    Hasbro, Inc.                                      122,593
------------------------------------------------------------------------------
            4,347    International Game Technology(1)                  356,019
------------------------------------------------------------------------------
           22,372    Mattel, Inc.                                      503,371
------------------------------------------------------------------------------
                                                                     1,511,072
------------------------------------------------------------------------------

LIFE & HEALTH INSURANCE - 1.0%
------------------------------------------------------------------------------
            7,704    AETNA Inc.                                        379,807
------------------------------------------------------------------------------
           26,404    Aflac Inc.                                        846,248
------------------------------------------------------------------------------
            5,425    Ambac Financial Group, Inc.                       274,071
------------------------------------------------------------------------------
           15,854    AON Corp.                                         327,861
------------------------------------------------------------------------------
            7,144    CIGNA Corp.                                       326,624
------------------------------------------------------------------------------
            7,344    Jefferson-Pilot Corp.                             282,597
------------------------------------------------------------------------------
            9,063    Lincoln National Corp.                            253,764
------------------------------------------------------------------------------
           35,820    MetLife, Inc.                                     944,932
------------------------------------------------------------------------------
           16,387    Principal Financial Group                         444,743
------------------------------------------------------------------------------
            6,064    Torchmark Corp.                                   217,091
------------------------------------------------------------------------------
           12,304    UnumProvident Corp.                               120,579
------------------------------------------------------------------------------
                                                                     4,418,317
------------------------------------------------------------------------------

MEDIA - 2.2%
------------------------------------------------------------------------------
          228,615    AOL Time Warner Inc.(1)                         2,482,759
------------------------------------------------------------------------------
           31,341    Clear Channel
                     Communications, Inc.(1)                         1,063,087
------------------------------------------------------------------------------
          118,034    Comcast Corporation(1)                          3,377,543
------------------------------------------------------------------------------
          104,457    Disney (Walt) Company                           1,777,858
------------------------------------------------------------------------------
            9,622    Omnicom Group Inc.                                521,224
------------------------------------------------------------------------------
           11,726    Univision Communications
                     Inc. Cl A(1)                                      287,404
------------------------------------------------------------------------------
                                                                     9,509,875
------------------------------------------------------------------------------

MEDICAL PRODUCTS & SUPPLIES - 1.9%
------------------------------------------------------------------------------
            2,644    Bard (C.R.), Inc.                                 166,731
------------------------------------------------------------------------------
            2,716    Bausch & Lomb Inc. Cl A                            89,329
------------------------------------------------------------------------------
           30,352    Baxter International, Inc.                        565,761
------------------------------------------------------------------------------
           13,032    Becton Dickinson & Co.                            448,822
------------------------------------------------------------------------------
           13,251    Biomet Inc.                                       406,408
------------------------------------------------------------------------------
           20,862    Boston Scientific Corp.(1)                        850,335
------------------------------------------------------------------------------
           15,685    Guidant Corporation(1)                            567,797
------------------------------------------------------------------------------
           62,369    Medtronic, Inc.                                 2,814,089
------------------------------------------------------------------------------
            2,463    Millipore Corp.(1)                                 80,540
------------------------------------------------------------------------------
            6,415    PerkinElmer, Inc.                                  57,029
------------------------------------------------------------------------------
            9,085    St. Jude Medical, Inc.(1)                         442,894
------------------------------------------------------------------------------
           10,127    Stryker Corp.                                     695,219
------------------------------------------------------------------------------
            8,340    Thermo Electron Corp.(1)                          150,954
------------------------------------------------------------------------------

Shares                                                                  Value
-------------------------------------------------------------------------------

            6,585    Waters Corp.(1)                                  $139,339
------------------------------------------------------------------------------
            9,979    Zimmer Holdings Inc.(1)                           485,279
------------------------------------------------------------------------------
                                                                     7,960,526
------------------------------------------------------------------------------

MEDICAL PROVIDERS & SERVICES - 1.6%
------------------------------------------------------------------------------
            5,629    AmerisourceBergen Corp.                           295,523
------------------------------------------------------------------------------
            7,237    Anthem, Inc.(1)                                   479,451
------------------------------------------------------------------------------
           23,115    Cardinal Health, Inc.                           1,316,862
------------------------------------------------------------------------------
           26,250    HCA Inc.                                        1,085,700
------------------------------------------------------------------------------
            4,935    HCR Manor Care, Inc.(1)                            94,900
------------------------------------------------------------------------------
           12,184    Health Management
                      Associates, Inc. Cl A                            231,496
------------------------------------------------------------------------------
            8,262    Humana Inc.(1)                                     79,315
------------------------------------------------------------------------------
           14,889    McKesson Corp.                                    371,183
------------------------------------------------------------------------------
            5,383    Quest Diagnostics Inc.(1)                         321,311
------------------------------------------------------------------------------
            6,001    Quintiles Transnational Corp.(1)                   72,942
------------------------------------------------------------------------------
           24,241    Tenet Healthcare Corp.(1)                         404,825
------------------------------------------------------------------------------
           15,572    UnitedHealth Group Incorporated                 1,427,485
------------------------------------------------------------------------------
            7,611    Wellpoint Health Networks Inc.(1)                 584,144
------------------------------------------------------------------------------
                                                                     6,765,137
------------------------------------------------------------------------------

MINING & METALS - 0.4%
------------------------------------------------------------------------------
           43,215    Alcoa Inc.                                        837,506
------------------------------------------------------------------------------
            4,254    Allegheny Technologies Inc.                        12,337
------------------------------------------------------------------------------
            2,899    Ball Corporation                                  161,474
------------------------------------------------------------------------------
            6,516    Engelhard Corporation                             139,573
------------------------------------------------------------------------------
            7,386    Freeport-McMoRan Copper
                      & Gold, Inc. Cl B(1)                             125,931
------------------------------------------------------------------------------
            3,988    Nucor Corp.                                       152,222
------------------------------------------------------------------------------
            4,535    Phelps Dodge Corp.(1)                             147,297
------------------------------------------------------------------------------
            5,193    United States Steel Corp.                          51,047
------------------------------------------------------------------------------
            4,361    Worthington Industries, Inc.                       52,027
------------------------------------------------------------------------------
                                                                     1,679,414
------------------------------------------------------------------------------

MOTOR VEHICLES & PARTS - 0.8%
------------------------------------------------------------------------------
            3,731    Cooper Tire & Rubber Company                       45,518
------------------------------------------------------------------------------
            7,541    Dana Corp.                                         53,239
------------------------------------------------------------------------------
           28,550    Delphi Corp.                                      194,997
------------------------------------------------------------------------------
           93,877    Ford Motor Co.                                    705,955
------------------------------------------------------------------------------
           28,667    General Motors Corp.                              963,785
------------------------------------------------------------------------------
            8,940    Genuine Parts Company                             272,759
------------------------------------------------------------------------------
           15,483    Harley-Davidson, Inc.                             614,830
------------------------------------------------------------------------------
            4,550    Johnson Controls, Inc.                            329,602
------------------------------------------------------------------------------
            3,473    Navistar International Corp.(1)                    85,471
------------------------------------------------------------------------------
            5,931    Paccar Inc.                                       298,062
------------------------------------------------------------------------------
            6,604    Visteon Corp.                                      39,228
------------------------------------------------------------------------------
                                                                     3,603,446
------------------------------------------------------------------------------

OIL REFINING - 0.1%
------------------------------------------------------------------------------
           15,975    Marathon Oil Corp.                                382,921
------------------------------------------------------------------------------
            3,893    Sunoco, Inc.                                      142,367
------------------------------------------------------------------------------
                                                                       525,288
------------------------------------------------------------------------------

See Notes to Financial Statements.

                                                                   (continued)

------
    12

Equity Index - Schedule of Investments

MARCH 31, 2003

Shares                                                                 Value
--------------------------------------------------------------------------------

OIL SERVICES - 0.8%
------------------------------------------------------------------------------
           17,227    Baker Hughes Inc.                                $515,604
------------------------------------------------------------------------------
            8,071    BJ Services Co.(1)                                277,562
------------------------------------------------------------------------------
           22,329    Halliburton Co.                                   462,880
------------------------------------------------------------------------------
            3,378    McDermott International, Inc.(1)                    9,796
------------------------------------------------------------------------------
            7,408    Nabors Industries Ltd.(1)                         295,357
------------------------------------------------------------------------------
            6,833    Noble Corp.(1)                                    214,693
------------------------------------------------------------------------------
            4,763    Rowan Companies, Inc.                              93,641
------------------------------------------------------------------------------
           29,763    Schlumberger Ltd.                               1,131,291
------------------------------------------------------------------------------
           16,337    Transocean Inc.                                   334,092
------------------------------------------------------------------------------
                                                                     3,334,916
------------------------------------------------------------------------------

PROPERTY & CASUALTY INSURANCE - 2.8%
------------------------------------------------------------------------------
           13,440    Ace, Ltd.                                         389,088
------------------------------------------------------------------------------
           35,955    Allstate Corporation                            1,192,627
------------------------------------------------------------------------------
          133,400    American International Group, Inc.              6,596,629
------------------------------------------------------------------------------
            8,753    Chubb Corp. (The)                                 387,933
------------------------------------------------------------------------------
            8,265    Cincinnati Financial Corp.                        290,143
------------------------------------------------------------------------------
           13,067    Hartford Financial Services
                     Group, Inc. (The)                                 461,134
------------------------------------------------------------------------------
            9,489    Loews Corp.                                       378,042
------------------------------------------------------------------------------
           11,141    Progressive Corp.                                 660,773
------------------------------------------------------------------------------
            7,075    SAFECO Corp.                                      247,696
------------------------------------------------------------------------------
           11,590    St. Paul Companies, Inc.                          368,562
------------------------------------------------------------------------------
           51,441    Travelers Property Casualty Corp.                 725,833
------------------------------------------------------------------------------
            6,950    XL Capital Ltd. Cl A                              491,921
------------------------------------------------------------------------------
                                                                    12,190,381
------------------------------------------------------------------------------

PUBLISHING - 0.8%
------------------------------------------------------------------------------
            3,337    American Greetings Corp. Cl A(1)                   43,715
------------------------------------------------------------------------------
            3,147    Deluxe Corp.                                      126,289
------------------------------------------------------------------------------
            4,178    Dow Jones & Co., Inc.                             148,068
------------------------------------------------------------------------------
           13,671    Gannett Co., Inc.                                 962,849
------------------------------------------------------------------------------
            4,178    Knight-Ridder, Inc.                               244,413
------------------------------------------------------------------------------
            9,915    McGraw-Hill Companies, Inc. (The)                 551,175
------------------------------------------------------------------------------
            2,535    Meredith Corp.                                     96,786
------------------------------------------------------------------------------
            7,744    New York Times Co. (The) Cl A                     334,154
------------------------------------------------------------------------------
            5,773    R.R. Donnelley & Sons Company                     105,761
------------------------------------------------------------------------------
           15,592    Tribune Co.                                       701,796
------------------------------------------------------------------------------
                                                                     3,315,006
------------------------------------------------------------------------------

RAILROADS - 0.4%
------------------------------------------------------------------------------
           19,182    Burlington Northern Santa Fe Corp.                477,632
------------------------------------------------------------------------------
           10,965    CSX Corporation                                   312,722
------------------------------------------------------------------------------
           19,909    Norfolk Southern Corp.                            369,511
------------------------------------------------------------------------------
           12,986    Union Pacific Corp.                               714,230
------------------------------------------------------------------------------
                                                                     1,874,095
------------------------------------------------------------------------------

REAL ESTATE INVESTMENT TRUST - 0.4%
------------------------------------------------------------------------------
            4,786    Apartment Investment and
                     Management Co.                                    174,593
------------------------------------------------------------------------------
           21,062    Equity Office Properties Trust                    536,029
------------------------------------------------------------------------------
           13,861    Equity Residential                                333,634
------------------------------------------------------------------------------

Shares                                                                  Value
------------------------------------------------------------------------------

            9,436    Plum Creek Timber Co. Inc.                       $203,723
------------------------------------------------------------------------------
            9,439    Simon Property Group, Inc.                        338,199
------------------------------------------------------------------------------
                                                                     1,586,178
------------------------------------------------------------------------------

RESTAURANTS - 0.5%
-------------------------------------------------------------------
            8,721    Darden Restaurants, Inc.                          155,670
------------------------------------------------------------------------------
           64,927    McDonald's Corporation                            938,845
------------------------------------------------------------------------------
           19,832    Starbucks Corporation(1)                          511,269
------------------------------------------------------------------------------
            5,887    Wendy's International, Inc.                       161,951
------------------------------------------------------------------------------
           15,124    Yum! Brands, Inc.(1)                              367,967
------------------------------------------------------------------------------
                                                                     2,135,702
------------------------------------------------------------------------------

SECURITIES & ASSET MANAGEMENT - 1.9%
-------------------------------------------------------------------
            5,069    Bear Stearns Companies Inc. (The)                 332,526
------------------------------------------------------------------------------
           13,171    Franklin Resources, Inc.                          433,458
------------------------------------------------------------------------------
           24,138    Goldman Sachs Group, Inc. (The)                 1,643,315
------------------------------------------------------------------------------
           11,343    Janus Capital Group Inc.                          129,197
------------------------------------------------------------------------------
           14,742    John Hancock Financial Services, Inc.             409,533
------------------------------------------------------------------------------
           12,395    Lehman Brothers Holdings Inc.                     715,811
------------------------------------------------------------------------------
           44,213    Merrill Lynch & Co., Inc.                       1,565,140
------------------------------------------------------------------------------
           55,402    Morgan Stanley                                  2,124,667
------------------------------------------------------------------------------
           68,745    Schwab (Charles) Corp.                            496,339
------------------------------------------------------------------------------
            6,240    T. Rowe Price Group Inc.                          168,854
------------------------------------------------------------------------------
                                                                     8,018,840
------------------------------------------------------------------------------

SEMICONDUCTOR - 2.9%
-------------------------------------------------------------------
           17,505    Advanced Micro Devices, Inc.(1)                   108,181
------------------------------------------------------------------------------
           23,900    Agilent Technologies, Inc.(1)                     314,285
------------------------------------------------------------------------------
           19,534    Altera Corp.(1)                                   264,783
------------------------------------------------------------------------------
           18,634    Analog Devices, Inc.(1)                           512,435
------------------------------------------------------------------------------
           84,414    Applied Materials, Inc.(1)                      1,062,350
------------------------------------------------------------------------------
           15,404    Applied Micro Circuits Corp.(1)                    50,140
------------------------------------------------------------------------------
           14,123    Broadcom Corp.(1)                                 173,784
------------------------------------------------------------------------------
          338,800    Intel Corporation                               5,517,357
------------------------------------------------------------------------------
            9,728    KLA-Tencor Corp.(1)                               349,527
------------------------------------------------------------------------------
           15,987    Linear Technology Corp.                           493,359
------------------------------------------------------------------------------
           18,933    LSI Logic Corp.(1)                                 85,577
------------------------------------------------------------------------------
           16,514    Maxim Integrated Products, Inc.                   596,403
------------------------------------------------------------------------------
           31,058    Micron Technology, Inc.(1)                        252,812
------------------------------------------------------------------------------
            9,270    National Semiconductor Corp.(1)                   157,961
------------------------------------------------------------------------------
            7,635    Novellus Systems, Inc.(1)                         208,168
------------------------------------------------------------------------------
            8,034    NVIDIA Corp.(1)                                   103,197
------------------------------------------------------------------------------
            8,500    PMC-Sierra, Inc.(1)                                50,618
------------------------------------------------------------------------------
            9,331    Teradyne, Inc.(1)                                 108,613
------------------------------------------------------------------------------
           88,534    Texas Instruments Inc.                          1,449,302
------------------------------------------------------------------------------
           17,264    Xilinx, Inc.(1)                                   404,237
------------------------------------------------------------------------------
                                                                    12,263,089
------------------------------------------------------------------------------

SPECIALTY STORES - 2.2%
-------------------------------------------------------------------
           14,845    AutoNation, Inc.(1)                               189,274
------------------------------------------------------------------------------
            4,984    Autozone Inc.(1)                                  342,451
------------------------------------------------------------------------------
           15,048    Bed Bath & Beyond Inc.(1)                         519,833
------------------------------------------------------------------------------
           16,461    Best Buy Co., Inc.(1)                             443,953
------------------------------------------------------------------------------

See Notes to Financial Statements.                                 (continued)

                                                                         ------
                                                                         13

Equity Index - Schedule of Investments

MARCH 31, 2003

Shares                                                                  Value
------------------------------------------------------------------------------

            5,904    Big Lots Inc.(1)                                  $66,420
------------------------------------------------------------------------------
           10,689    Circuit City Stores-Circuit
                     City Group                                         55,583
------------------------------------------------------------------------------
           20,104    CVS Corp.                                         479,480
------------------------------------------------------------------------------
          118,944    Home Depot, Inc.                                2,897,475
------------------------------------------------------------------------------
           39,927    Lowe's Companies, Inc.                          1,629,820
------------------------------------------------------------------------------
           15,745    Office Depot, Inc.(1)                             186,263
------------------------------------------------------------------------------
            8,626    RadioShack Corp.                                  192,274
------------------------------------------------------------------------------
           24,225    Staples, Inc.(1)                                  444,529
------------------------------------------------------------------------------
            7,408    Tiffany & Co.                                     185,200
------------------------------------------------------------------------------
           10,818    Toys 'R' Us, Inc.(1)                               90,547
------------------------------------------------------------------------------
           52,420    Walgreen Co.                                    1,545,342
------------------------------------------------------------------------------
                                                                     9,268,444
------------------------------------------------------------------------------

TELEPHONE - 2.9%
--------------------------------------------------------------------
           39,411    AT&T Corp.                                        638,458
------------------------------------------------------------------------------
           95,165    BellSouth Corp.                                 2,062,226
------------------------------------------------------------------------------
            7,278    CenturyTel Inc.                                   200,873
------------------------------------------------------------------------------
           14,393    Citizens Communications
                     Company(1)                                        143,642
------------------------------------------------------------------------------
           86,761    Qwest Communications
                     International Inc.(1)                             302,796
------------------------------------------------------------------------------
          169,799    SBC Communications Inc.                         3,406,168
------------------------------------------------------------------------------
           45,767    Sprint Corporation                                537,762
------------------------------------------------------------------------------
          139,907    Verizon Communications                          4,945,712
------------------------------------------------------------------------------
                                                                    12,237,637
------------------------------------------------------------------------------

THRIFTS - 0.5%
--------------------------------------------------------------------
            7,851    Golden West Financial Corp.                       564,722
------------------------------------------------------------------------------
           48,418    Washington Mutual, Inc.                         1,707,703
------------------------------------------------------------------------------
                                                                     2,272,425
------------------------------------------------------------------------------

TOBACCO - 0.8%
--------------------------------------------------------------------
          105,792    Altria Group Inc.                               3,169,528
------------------------------------------------------------------------------
            4,347    R.J. Reynolds Tobacco
                     Holdings, Inc.                                    140,234
------------------------------------------------------------------------------
            8,566    UST Inc.                                          236,422
------------------------------------------------------------------------------
                                                                     3,546,184
------------------------------------------------------------------------------

Shares/Principal Amount                                                 Value
------------------------------------------------------------------------------

TRUCKING, SHIPPING & AIR FREIGHT - 1.0%
------------------------------------------------------------------------------
           15,266    FedEx Corp.                                      $840,699
------------------------------------------------------------------------------
            3,179    Ryder System, Inc.                                 65,201
------------------------------------------------------------------------------
           57,464    United Parcel Service, Inc. Cl B                3,275,448
------------------------------------------------------------------------------
                                                                     4,181,348
------------------------------------------------------------------------------

WIRELESS TELECOMMUNICATIONS - 0.6%
------------------------------------------------------------------------------
           15,911    ALLTEL Corp.                                      712,176
------------------------------------------------------------------------------
          138,574    AT&T Wireless Services Inc.(1)                    914,589
------------------------------------------------------------------------------
           49,271    Nextel Communications, Inc.(1)                    659,492
------------------------------------------------------------------------------
           50,992    Sprint Corp.-PCS Group(1)                         222,326
------------------------------------------------------------------------------
                                                                     2,508,583
------------------------------------------------------------------------------

TOTAL COMMON STOCKS
(Cost $513,345,618)                                                 99,869,950
------------------------------------------------------------------------------
==============================================================================

 TEMPORARY CASH INVESTMENTS -
==============================================================================

 SEGREGATED FOR FUTURES* - 6.4%

      $25,264,383    FHLB, 0.96%, 4/1/03(2)                         25,264,383
------------------------------------------------------------------------------

        1,950,000    U.S. Treasury Bill, 1.14%,
                      6/26/03(2)(3)                                  1,944,942
------------------------------------------------------------------------------

TOTAL TEMPORARY CASH INVESTMENTS -
SEGREGATED FOR FUTURES
(Cost $27,209,098)                                                  27,209,325
------------------------------------------------------------------------------
==============================================================================

 TEMPORARY CASH INVESTMENTS - 0.2%

         $735,617    FHLB, 0.96%, 4/1/03(2)
(Cost $735,617)                                                        735,617
-------------------------------------------------------------------------------

TOTAL INVESTMENT SECURITIES - 100.0%
(Cost $541,290,333)                                               $427,814,892
===============================================================================

 EQUITY FUTURES CONTRACTS*
                              Expiration        Underlying Face      Unrealized
         Purchased               Date           Amount at Value         Loss
--------------------------------------------------------------------------------
    129  S&P 500 Futures       June 2003          $27,209,325        $(660,745)
                                            ====================================

*EQUITY FUTURES CONTRACTS typically are based on a stock index and tend to track the performance of the index while remaining very liquid (easy to buy and sell). By investing its cash assets in index futures, the fund has increased equity exposure while maintaining easy access to cash.

================================================================================
 NOTES TO SCHEDULE OF INVESTMENTS

(1) Non-income producing.

(2) The rate indicated is the yield to maturity at purchase.

(3) Security, or a portion thereof, has been segregated at the custodian bank or with the broker as initial margin or as
    collateral for futures contracts.

See Notes to Financial Statements.

------
    14

Statement of Assets and Liabilities

MARCH 31, 2003
================================================================================
ASSETS
--------------------------------------------------------------------
Investment securities, at value (cost of $541,290,333)             $427,814,892
--------------------------------------------------------------------
Cash                                                                 12,903,658
--------------------------------------------------------------------
Receivable for investments sold                                         690,227
--------------------------------------------------------------------
Dividends and interest receivable                                       539,037
--------------------------------------------------------------------------------
                                                                    441,947,814
--------------------------------------------------------------------------------
================================================================================
LIABILITIES
--------------------------------------------------------------------
Payable for investments purchased                                       304,490
--------------------------------------------------------------------
Payable for variation margin on futures contracts                       619,200
--------------------------------------------------------------------
Accrued management fees                                                 116,516
--------------------------------------------------------------------------------
                                                                      1,040,206
--------------------------------------------------------------------------------
NET ASSETS                                                         $440,907,608
================================================================================
================================================================================
NET ASSETS CONSIST OF:
--------------------------------------------------------------------
Capital (par value and paid-in surplus)                            $663,294,724
--------------------------------------------------------------------
Undistributed net investment income                                      55,532
--------------------------------------------------------------------
Accumulated net realized loss on investment transactions           (108,306,462)
--------------------------------------------------------------------
Net unrealized depreciation on investments                         (114,136,186)
--------------------------------------------------------------------------------
                                                                   $440,907,608
================================================================================
INVESTOR CLASS, $0.01 PAR VALUE
--------------------------------------------------------------------------------
Net assets                                                          $90,092,897
--------------------------------------------------------------------
Shares outstanding                                                   26,613,506
--------------------------------------------------------------------
Net asset value per share                                                 $3.39
--------------------------------------------------------------------------------

INSTITUTIONAL CLASS, $0.01 PAR VALUE
--------------------------------------------------------------------------------
Net assets                                                         $350,814,711
--------------------------------------------------------------------
Shares outstanding                                                  103,482,953
--------------------------------------------------------------------
Net asset value per share                                                 $3.39
--------------------------------------------------------------------------------

See Notes to Financial Statements.

                                                                         ------
                                                                         15

Statement of Operations

 YEAR ENDED MARCH 31, 2003
================================================================================
INVESTMENT INCOME

INCOME:
--------------------------------------------------------------------
Dividends (net of foreign taxes withheld of $19,886)             $    7,384,105
--------------------------------------------------------------------
Interest                                                                186,663
--------------------------------------------------------------------------------
                                                                      7,570,768
--------------------------------------------------------------------------------

EXPENSES:
--------------------------------------------------------------------
Management fees                                                       1,453,262
--------------------------------------------------------------------
Directors' fees and expenses                                              5,125
--------------------------------------------------------------------------------
                                                                      1,458,387
--------------------------------------------------------------------------------

NET INVESTMENT INCOME                                                 6,112,381
--------------------------------------------------------------------------------
================================================================================
REALIZED AND UNREALIZED LOSS
--------------------------------------------------------------------
Net realized loss on investment transactions                       (72,582,191)
--------------------------------------------------------------------
Change in net unrealized depreciation on investments               (68,749,000)
--------------------------------------------------------------------------------

NET REALIZED AND UNREALIZED LOSS                                  (141,331,191)
--------------------------------------------------------------------------------

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS             $(135,218,810)
================================================================================

See Notes to Financial Statements.

------
    16

Statement of Changes in Net Assets

YEARS ENDED MARCH 31, 2003 AND MARCH 31, 2002
--------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS                    2003              2002
================================================================================
OPERATIONS
---------------------------------------------------------
Net investment income                          $   6,112,381     $   5,829,091
---------------------------------------------------------
Net realized loss                                (72,582,191)      (17,792,513)
---------------------------------------------------------
Change in net unrealized depreciation            (68,749,000)       10,341,159
--------------------------------------------------------------------------------
Net decrease in net assets resulting
from operations                                 (135,218,810)       (1,622,263)
--------------------------------------------------------------------------------
================================================================================
DISTRIBUTIONS TO SHAREHOLDERS

From net investment income:
---------------------------------------------------------
  Investor Class                                  (1,126,595)         (827,507)
---------------------------------------------------------
  Institutional Class                             (4,947,464)       (4,998,301)
--------------------------------------------------------------------------------
Decrease in net assets from distributions         (6,074,059)       (5,825,808)
--------------------------------------------------------------------------------
================================================================================
CAPITAL SHARE TRANSACTIONS
Net increase in net assets from capital
share transactions                                23,849,350        52,424,990
--------------------------------------------------------------------------------

NET INCREASE (DECREASE) IN NET ASSETS           (117,443,519)       44,976,919
================================================================================

NET ASSETS

Beginning of period                              558,351,127       513,374,208
--------------------------------------------------------------------------------
End of period                                   $440,907,608      $558,351,127
================================================================================

Undistributed net investment income                  $55,532           $50,254
================================================================================

See Notes to Financial Statements.

                                                                         ------
                                                                         17

Notes to Financial Statements

MARCH 31, 2003

 1. ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

ORGANIZATION -- American Century Capital Portfolios, Inc. (the corporation) is registered under the Investment Company Act of 1940 (the 1940 Act) as an
open-end management investment company. American Century Equity Index Fund (the fund) is one fund in a series issued by the corporation. The fund is non-diversified under the 1940 Act. The fund's investment objective is long-term capital growth. The fund seeks to achieve this objective by matching, as closely as possible, the investment characteristics and results of the Standard & Poor's
500 Composite Price Index. The following is a summary of the fund's significant accounting policies.

MULTIPLE CLASS -- The fund is authorized to issue the Investor Class and the
Institutional Class. The share classes differ principally in their respective shareholder servicing and distribution expenses and arrangements. All shares of the fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the fund are allocated to each class of shares based on their relative net assets.

SECURITY VALUATIONS -- Securities traded primarily on a principal securities exchange are valued at the last reported sales price, or at the mean of the latest bid and asked prices where no last sales price is available. Depending on local convention or regulation, securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official close price. Debt securities not traded on a principal securities exchange are valued through a commercial pricing service or at the mean of the most recent bid and asked prices. Discount notes are valued through a commercial pricing service. When valuations are not readily available, securities are valued at fair value as determined in accordance with procedures adopted by the
Board of Directors.

SECURITY TRANSACTIONS -- Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

INVESTMENT INCOME -- Dividend income less foreign taxes withheld, if any, is recorded as of the ex-dividend date. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

FUTURES CONTRACTS -- The fund may enter into stock index futures contracts in order to manage the fund's exposure to changes in market conditions. One of the risks of entering into futures contracts is the possibility that the change in value of the contract may not correlate with the changes in value of the underlying securities. Upon entering into a futures contract, the fund is required to deposit either cash or securities in an amount equal to a certain percentage of the contract value (initial margin). Subsequent payments
(variation margin) are made or received daily, in cash, by the fund. The variation margin is equal to the daily change in the contract value and is recorded as unrealized gains and losses. The fund recognizes a realized gain or loss when the contract is closed or expires. Net realized and unrealized gains or losses occurring during the holding period of futures contracts are a component of realized gain (loss) on investment transactions and unrealized appreciation (depreciation) on investments, respectively.

REPURCHASE AGREEMENTS -- The fund may enter into repurchase agreements with institutions that the fund's investment manager, American Century Investment
Management, Inc. (ACIM), has determined are creditworthy pursuant to criteria adopted by the Board of Directors. Each repurchase agreement is recorded at cost. The fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the fund under each repurchase agreement.

JOINT TRADING ACCOUNT -- Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with other registered investment companies having management agreements with ACIM, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

                                                                    (continued)

------
    18

Notes to Financial Statements

MARCH 31, 2003

 1. ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

INCOME TAX STATUS -- It is the fund's policy to distribute all net investment income and net  realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code.
Accordingly, no provision has been made for federal or state income taxes.

DISTRIBUTIONS TO SHAREHOLDERS -- Distributions to shareholders are recorded on the ex-dividend date. Distributions from net investment income are declared and paid quarterly. Distributions from net realized gains, if any, are generally declared and paid annually.

USE OF ESTIMATES -- The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates.

 2. FEES AND TRANSACTIONS WITH RELATED PARTIES

MANAGEMENT FEES -- The corporation has entered into a Management Agreement with
ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee per class. The
Agreement provides that all expenses of the fund, except brokerage commissions, taxes, interest, fees and expenses of those directors who are not considered
"interested persons" as defined in the 1940 Act (including counsel fees) and extraordinary expenses, will be paid by ACIM. The fee is computed daily and paid monthly in arrears based on each class's pro rata share of the fund's average daily closing net assets during the previous month. The annual management fee is
0.49% and 0.29% for the Investor and Institutional Classes, respectively.

ACIM has entered into a Subadvisory Agreement with Barclays Global Fund Advisors
(BGFA) on behalf of the fund. The subadvisor makes investment decisions for the fund in accordance with the fund's investment objectives, policies and restrictions under the supervision of ACIM and the Board of Directors. ACIM pays all costs associated with retaining BGFA as the subadvisor of the fund.

RELATED PARTIES -- Certain officers and directors of the corporation are also officers and/or directors, and, as a group, controlling stockholders of American
Century Companies, Inc. (ACC), the parent of the corporation's investment manager, ACIM, the distributor of the corporation, American Century Investment
Services, Inc.,  and the corporation's transfer agent, American Century Services
Corporation.

During the year ended March 31, 2003, the fund invested in a money market fund for temporary purposes, which was managed by J.P. Morgan Fleming Asset
Management (USA) Inc. (JPMFAM). JPMFAM is a wholly owned subsidiary of J.P.
Morgan Chase & Co. (JPM). JPM is an equity investor in ACC. The fund has a bank line of credit agreement with JPM.

 3. INVESTMENT TRANSACTIONS

Purchases and sales of investment securities, excluding short-term investments, for the year ended March 31, 2003, were $90,482,316 and $100,068,323, respectively.

                                                                    (continued)

                                                                         ------
                                                                         19

Notes to Financial Statements

MARCH 31, 2003

 4. CAPITAL SHARE TRANSACTIONS

Transactions in shares of the fund were as follows:

                                                        SHARES         AMOUNT
--------------------------------------------------------------------------------
================================================================================
INVESTOR CLASS
--------------------------------------------------------------------------------
YEAR ENDED MARCH 31, 2003
SHARES AUTHORIZED                                    100,000,000
================================================================================
Sold                                                  13,566,898    $49,261,581
--------------------------------------------------------------
Issued in reinvestment of distributions                  307,323      1,086,505
--------------------------------------------------------------
Redeemed                                             (11,011,245)   (39,968,754)
--------------------------------------------------------------------------------
Net increase                                           2,862,976    $10,379,332
================================================================================
YEAR ENDED MARCH 31, 2002
SHARES AUTHORIZED                                    100,000,000
================================================================================
Sold                                                  15,412,602    $70,743,584
--------------------------------------------------------------
Issued in reinvestment of distributions                  174,963        794,112
--------------------------------------------------------------
Redeemed                                              (7,247,949)   (32,611,713)
--------------------------------------------------------------------------------
Net increase                                           8,339,616    $38,925,983
================================================================================
================================================================================
INSTITUTIONAL CLASS
--------------------------------------------------------------------------------
YEAR ENDED MARCH 31, 2003
SHARES AUTHORIZED                                    350,000,000
================================================================================
Sold                                                  47,643,172   $172,078,406
--------------------------------------------------------------
Issued in reinvestment of distributions                1,369,205      4,840,187
--------------------------------------------------------------
Redeemed                                             (43,629,899)  (163,448,575)
--------------------------------------------------------------------------------
Net increase                                           5,382,478   $ 13,470,018
================================================================================
YEAR ENDED MARCH 31, 2002
SHARES AUTHORIZED                                    350,000,000
================================================================================
Sold                                                  31,265,600   $143,337,537
--------------------------------------------------------------
Issued in reinvestment of distributions                1,099,083      4,989,810
--------------------------------------------------------------
Redeemed                                             (29,560,350)  (134,828,340)
--------------------------------------------------------------------------------
Net increase                                           2,804,333   $ 13,499,007
================================================================================

 5. BANK LINE OF CREDIT

The fund, along with certain other funds managed by ACIM, has a $620,000,000 unsecured bank line of credit agreement with JPM, which was renewed from
$650,000,000 effective December 17, 2002. The fund may borrow money for temporary or emergency purposes to fund shareholder redemptions. Borrowings under the agreement bear interest at the Federal Funds rate plus 0.50%. The fund did not borrow from the line during the year ended March 31, 2003.

                                                                    (continued)

------
    20

Notes to Financial Statements

MARCH 31, 2003

 6. FEDERAL TAX INFORMATION

The tax character of distributions paid during the years ended March 31, 2003 and March 31, 2002 were as follows:

                                                        2003          2002
--------------------------------------------------------------------------------
================================================================================
DISTRIBUTIONS PAID FROM
--------------------------------------------------------------------------------
Ordinary income                                      $6,074,059    $5,825,808
--------------------------------------------------------------------------------
Long-term capital gain                                       --            --
--------------------------------------------------------------------------------

The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts.

As of March 31, 2003, the components of distributable earnings on a tax-basis and the federal tax cost of investments were as follows:

COMPONENTS OF DISTRIBUTABLE EARNINGS AND TAX COST
--------------------------------------------------------------------------------
Federal tax cost of investments                                $  585,081,975
================================================================================
Gross tax appreciation of investments                          $   22,038,303
--------------------------------------------------------------------
Gross tax depreciation of investments                            (179,305,386)
--------------------------------------------------------------------------------
Net tax depreciation of investments                             $(157,267,083)
================================================================================
Net tax appreciation (depreciation) on
derivatives and translation of assets and
liabilities in foreign currencies                               $          --
--------------------------------------------------------------------------------
Net tax depreciation of investments                             $(157,267,083)
================================================================================
Undistributed ordinary income                                   $      57,836
--------------------------------------------------------------------
Accumulated long-term gains                                     $          --
--------------------------------------------------------------------
Accumulated capital losses                                      $ (62,638,656)
--------------------------------------------------------------------
Capital loss deferral                                           $  (2,539,213)
--------------------------------------------------------------------------------

The difference between book-basis and tax-basis unrealized appreciation
(depreciation) is attributable primarily to the tax deferral of losses on wash sales and the realization for tax purposes of unrealized gain (loss) on certain futures contracts.

The accumulated capital losses listed above represent net capital loss carryovers that may be used to offset future realized capital gains for federal income tax purposes. The capital loss carryovers expire in 2009 through 2011.

The capital loss deferrals represent net capital losses incurred in the five-month period ended March 31, 2003. The fund has elected to treat such losses as having been incurred in the following fiscal year for federal income tax purposes.

 7. OTHER TAX INFORMATION (UNAUDITED)

The following information is provided pursuant to provisions of the Internal
Revenue Code.

For corporate taxpayers, 100% of the ordinary income distributions paid during the fiscal year ended March 31, 2003, qualify for the corporate dividends received deduction.

                                                                         ------
                                                                         21

Equity Index - Financial Highlights

For a Share Outstanding Throughout the Years Ended March 31 (except as noted)
-----------------------------------------------------------------------------------------------------------------
                                                                      INVESTOR CLASS
-----------------------------------------------------------------------------------------------------------------
                                              2003           2002           2001           2000          1999(1)
=================================================================================================================
PER-SHARE DATA

Net Asset Value, Beginning of Period         $4.58          $4.63          $5.99          $5.20           $5.00
-----------------------------------------------------------------------------------------------------------------
Income From Investment Operations
-----------------------------------
  Net Investment Income(2)                    0.05           0.04           0.05           0.05            0.01
-----------------------------------
  Net Realized and Unrealized Gain (Loss)    (1.19)         (0.05)         (1.36)          0.83            0.19
-----------------------------------------------------------------------------------------------------------------
  Total From Investment Operations           (1.14)         (0.01)         (1.31)          0.88            0.20
-----------------------------------------------------------------------------------------------------------------
Distributions
-----------------------------------
  From Net Investment Income                 (0.05)         (0.04)         (0.05)         (0.05)            --
-----------------------------------
  From Net Realized Gains                       --             --             --          (0.04)            --
-----------------------------------------------------------------------------------------------------------------
  Total Distributions                        (0.05)         (0.04)         (0.05)         (0.09)            --
-----------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period               $3.39          $4.58          $4.63          $5.99           $5.20
=================================================================================================================
  TOTAL RETURN(3)                           (25.02)%        (0.16)%       (22.04)%        17.17%           4.00%
=================================================================================================================
RATIOS/SUPPLEMENTAL DATA

Ratio of Operating Expenses
to Average Net Assets                         0.49%          0.49%          0.49%          0.49%       0.49%(4)
-----------------------------------
Ratio of Net Investment Income
to Average Net Assets                         1.24%          0.91%          0.83%          0.94%       1.13%(4)
-----------------------------------
Portfolio Turnover Rate                         21%             4%            10%            13%            0%
-----------------------------------
Net Assets, End of Period (in thousands)    $90,093       $108,760        $71,415        $68,905       $17,010
-----------------------------------------------------------------------------------------------------------------

(1) February 26, 1999 (inception) through March 31, 1999.

(2) Computed using average shares outstanding throughout the period.

(3) Total return assumes reinvestment of net investment income and capital gains distributions, if any. Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

(4) Annualized.

See Notes to Financial Statements.

------
    22

Equity Index - Financial Highlights

For a Share Outstanding Throughout the Years Ended March 31 (except as noted)
-----------------------------------------------------------------------------------------------------------------
                                                                     INSTITUTIONAL CLASS
-----------------------------------------------------------------------------------------------------------------
                                              2003           2002           2001           2000          1999(1)
=================================================================================================================
PER-SHARE DATA

Net Asset Value, Beginning of Period         $4.58          $4.64          $5.99          $5.20           $5.00
-----------------------------------------------------------------------------------------------------------------
Income From Investment Operations
-----------------------------------
  Net Investment Income(2)                    0.05           0.05           0.06           0.06            0.01
-----------------------------------
  Net Realized and Unrealized Gain (Loss)    (1.19)         (0.06)         (1.35)          0.84            0.19
-----------------------------------------------------------------------------------------------------------------
  Total From Investment Operations           (1.14)         (0.01)         (1.29)          0.90            0.20
-----------------------------------------------------------------------------------------------------------------
Distributions
-----------------------------------
  From Net Investment Income                 (0.05)         (0.05)         (0.06)         (0.07)             --
-----------------------------------
  From Net Realized Gains                       --             --             --          (0.04)             --
-----------------------------------------------------------------------------------------------------------------
  Total Distributions                        (0.05)         (0.05)         (0.06)         (0.11)             --
-----------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period               $3.39          $4.58          $4.64          $5.99           $5.20
=================================================================================================================
  TOTAL RETURN(3)                           (24.87)%        (0.17)%       (21.72)%        17.43%           4.00%
=================================================================================================================
RATIOS/SUPPLEMENTAL DATA

Ratio of Operating Expenses
to Average Net Assets                         0.29%          0.29%          0.29%          0.29%       0.29%(4)
-----------------------------------
Ratio of Net Investment Income
to Average Net Assets                         1.44%          1.11%          1.03%          1.14%       1.33%(4)
-----------------------------------
Portfolio Turnover Rate                         21%             4%            10%            13%            0%
-----------------------------------
Net Assets, End of Period (in thousands)   $350,815       $449,591       $441,959       $398,560      $264,580
-----------------------------------------------------------------------------------------------------------------

(1) February 26, 1999 (inception) through March 31, 1999.

(2) Computed using average shares outstanding throughout the period.

(3) Total return assumes reinvestment of net investment income and capital gains distributions, if any. Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

(4) Annualized.

See Notes to Financial Statements.

                                                                         ------
                                                                         23

Independent Auditors' Report

The Board of Directors and Shareholders,  American Century Capital Portfolios,
Inc:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Equity Index Fund, (collectively the "Fund"), one of the funds comprising American Century Capital Portfolios, Inc., as of
March 31, 2003, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for the periods presented. These financial statements and financial highlights are the responsibility of the
Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 2003, by correspondence with the custodian and brokers.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Equity
Index Fund as of March 31, 2003, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for the periods presented, in conformity with accounting principles generally accepted in the United States of
America.

Deloitte & Touche LLP
Kansas City, Missouri
May 9, 2003

------
    24

Management

The individuals listed below serve as directors or officers of the fund. Those listed as interested directors  are "interested" primarily by virtue  of their engagement as officers of American Century Companies, Inc. (ACC) or its wholly-owned subsidiaries, including the fund's investment advisor, American
Century Investment Management, Inc. (ACIM); the fund's principal underwriter,
American Century Investment Services, Inc. (ACIS); and the fund's transfer agent, American Century Services Corporation (ACSC).

The other directors (more than  two-thirds of the total number) are independent;
that is, they are not employees or officers of, and have no financial interest in, ACC or any of its wholly-owned subsidiaries, including ACIM, ACIS, and ACSC.

All persons named as officers of the funds also serve in similar capacities for other funds advised by ACIM. Only officers with policy-making functions are listed. No officer is compensated for his or her service as an officer of the fund. The listed officers are interested persons of the fund.

INDEPENDENT DIRECTORS

THOMAS A. BROWN (62)  4500 Main Street, Kansas City, MO 64111

POSITION(S) HELD WITH FUND: Director

LENGTH OF TIME SERVED (YEARS): 22

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Strategic Account Implementation
Manager, Applied Industrial Technologies, Inc., a corporation engaged in the sale of bearings and power transmission products

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 37

OTHER DIRECTORSHIPS HELD BY DIRECTOR: None
--------------------------------------------------------------------------------

ROBERT W. DOERING, M.D. (70)  4500 Main Street, Kansas City, MO 64111

POSITION(S) HELD WITH FUND: Director Emeritus(1)

LENGTH OF TIME SERVED (YEARS): 1

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Retired, formerly a general surgeo

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 37

OTHER DIRECTORSHIPS HELD BY DIRECTOR: None
--------------------------------------------------------------------------------

-------------------------------------------------------------------------------

ANDREA C. HALL, PH.D. (58)  4500 Main Street, Kansas City, MO 64111

POSITION(S) HELD WITH FUND: Director

LENGTH OF TIME SERVED (YEARS): 5

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Senior Vice President, Midwest
Research Institute

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 37

OTHER DIRECTORSHIPS HELD BY DIRECTOR: Director, Midwest Research Institute
-------------------------------------------------------------------------------

D.D. (DEL) HOCK (68)  4500 Main Street, Kansas City, MO 64111

POSITION(S) HELD WITH FUND: Director

LENGTH OF TIME SERVED (YEARS): 6

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Retired, formerly Chairman, Public
Service Company of Colorado

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 37

OTHER DIRECTORSHIPS HELD BY DIRECTOR:  Director, Allied Motion Technologies,
Inc. and J.D. Edwards & Company
-------------------------------------------------------------------------------

(1)Dr. Robert Doering resigned as full-time director, effective November 5,
   2001, after serving in such capacity for 33 years.
   Dr. Doering continues to serve the board in an advisory capacity. His position as Director Emeritus is an advisory position and involves attendance at one board meeting per year to review prior year-end results for the funds.
   He receives all regular board communications, including monthly mailings, industry newsletters, email communications, and company information, but not quarterly board and committee materials relating to meetings that he does not attend. Dr. Doering is not a director or a member of the board and has no voting power relating to any matters relating to fund operations. He is not an interested person of the funds or ACIM. He receives an annual stipend of
   $2,500 for his services.

                                                                    (continued)

                                                                         ------
                                                                         25

Management

INDEPENDENT DIRECTORS (CONTINUED)

DONALD H. PRATT (65)  4500 Main Street, Kansas City, MO 64111

POSITION(S) HELD WITH FUND: Director, Vice Chairman of the Board

LENGTH OF TIME SERVED (YEARS): 7

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Chairman, Western Investment, Inc.;
Chairman of the Board, Butler Manufacturing Company

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 37

OTHER DIRECTORSHIPS HELD BY DIRECTOR: Director, Butler Manufacturing Company;
Director,  Atlas-Copco, North America Inc.
--------------------------------------------------------------------------------

GALE E. SAYERS (59)  4500 Main Street, Kansas City, MO 64111

POSITION(S) HELD WITH FUND: Director

LENGTH OF TIME SERVED (YEARS): 2

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: President, Chief Executive Officer,
and Founder, Sayers Computer Source

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 37

OTHER DIRECTORSHIPS HELD BY DIRECTOR: None
--------------------------------------------------------------------------------

-------------------------------------------------------------------------------

M. JEANNINE STRANDJORD (57)  4500 Main Street, Kansas City, MO 64111

POSITION(S) HELD WITH FUND: Director

LENGTH OF TIME SERVED (YEARS): 8

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Senior Vice President,
Finance--Global Markets Group, Sprint Corporation

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 37

OTHER DIRECTORSHIPS HELD BY DIRECTOR: Director, DST Systems, Inc.
-------------------------------------------------------------------------------

TIMOTHY S. WEBSTER (41) 4500 Main Street, Kansas City, MO 64111

POSITION(S) HELD WITH FUND: Director

LENGTH OF TIME SERVED (YEARS): 1

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: President and Chief Executive
Officer, American Italian Pasta Company

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 37

OTHER DIRECTORSHIPS HELD BY DIRECTOR: None
-------------------------------------------------------------------------------

 INTERESTED DIRECTORS

JAMES E. STOWERS, JR. (79)(1)  4500 Main Street, Kansas City, MO 64111

POSITION(S) HELD WITH FUND: Director, Chairman of the Board

LENGTH OF TIME SERVED (YEARS): 44

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Chairman, Director, and controlling shareholder, ACC; Chairman, ACIM, ACSC, and other ACC subsidiaries; Director,
ACIM, ACSC, and other ACC subsidiaries

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 37

OTHER DIRECTORSHIPS HELD BY DIRECTOR: None
--------------------------------------------------------------------------------

-------------------------------------------------------------------------------

JAMES E. STOWERS III (43)(1)  4500 Main Street, Kansas City, MO 64111

POSITION(S) HELD WITH FUND: Director

LENGTH OF TIME SERVED (YEARS): 12

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS:  Co-Chairman, ACC (September 2000
to present); Chief Executive Officer, ACC (June 1996 to September 2000); Chief
Executive Officer, ACIM, ACSC, and other ACC subsidiaries; Director, ACC, ACIM,
ACSC, and other ACC subsidiaries

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 37

OTHER DIRECTORSHIPS HELD BY DIRECTOR: None
-------------------------------------------------------------------------------

(1) James E. Stowers, Jr. is the father of James E. Stowers III.

                                                                    (continued)

------
    26

Management

OFFICERS

WILLIAM M. LYONS (47)  4500 Main Street, Kansas City, MO 64111

POSITION(S) HELD WITH FUND: President

LENGTH OF TIME SERVED (YEARS): 2

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Chief Executive Officer, ACC and
other ACC subsidiaries (September 2000 to present); President, ACC (June 1997 to present); President, ACIM (September 2002 to present); Chief Operating Officer,
ACC (June 1996 to September 2000); General Counsel, ACC, ACIM, ACIS, ACSC, and
other ACC subsidiaries (June 1989  to June 1998); Also serves as: Executive Vice
President, ACIS, ACSC, and other ACC subsidiaries, and Executive Vice President of other ACC subsidiaries
--------------------------------------------------------------------------------

ROBERT T. JACKSON (57)  4500 Main Street, Kansas City, MO 64111

POSITION(S) HELD WITH FUND: Executive Vice President

LENGTH OF TIME SERVED (YEARS): 7

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Chief Administrative Officer, ACC
(August 1997 to present); Chief Financial Officer, ACC (May 1995 to Present);
President, ACSC (January 1999 to present); Executive Vice President, ACC (May
1995 to present); Also serves as: Executive Vice President and Chief Financial
Officer, ACIM, ACIS, and other ACC subsidiaries
--------------------------------------------------------------------------------

MARYANNE ROEPKE, CPA (47)  4500 Main Street, Kansas City, MO 64111

POSITION(S) HELD WITH FUND: Senior Vice President, Treasurer, and Chief
Accounting Officer

LENGTH OF TIME SERVED (YEARS): 2

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Senior Vice President and Assistant
Treasurer, ACSC
--------------------------------------------------------------------------------

-------------------------------------------------------------------------------

DAVID C. TUCKER (44)  4500 Main Street, Kansas City, MO 64111

POSITION(S) HELD WITH FUND: Senior Vice President and General Counsel

LENGTH OF TIME SERVED (YEARS): 4

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Senior Vice President, ACIM, ACIS,
ACSC, and other ACC subsidiaries (June 1998 to present); General Counsel, ACC,
ACIM, ACIS, ACSC, and other ACC subsidiaries (June 1998 to present); Consultant to mutual fund industry (May 1997 to April 1998)
-------------------------------------------------------------------------------

ROBERT LEACH (36)  4500 Main Street, Kansas City, MO 64111

POSITION(S) HELD WITH FUND: Controller

LENGTH OF TIME SERVED (YEARS): 5

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Vice President, ACSC (February 2000
to present); Controller-Fund Accounting, ACSC
-------------------------------------------------------------------------------

C. JEAN WADE (39)  4500 Main Street, Kansas City, MO 64111

POSITION(S) HELD WITH FUND: Controller

LENGTH OF TIME SERVED (YEARS): 9

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Vice President, ACSC (February 2000
to present); Controller-Fund Accounting, ACSC
-------------------------------------------------------------------------------

JON ZINDEL (35)  4500 Main Street, Kansas City, MO 64111

POSITION(S) HELD WITH FUND: Tax Officer

LENGTH OF TIME SERVED (YEARS): 5

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Vice President, Corporate Tax, ACSC
(April 1998 to present); Vice President, ACIM, ACIS, and other ACC subsidiaries
(April 1999 to present); President, American Century Employee Benefit Services,
Inc. (January 2000 to December 2000); Treasurer, American Century Employee
Benefit Services, Inc. (December 2000 to present); Treasurer, American Century
Ventures, Inc. (December 1999 to January 2001); Director of Taxation, ACSC (July
1996 to April 1998)
-------------------------------------------------------------------------------

The SAI has additional information about the fund's directors and is available without charge upon request by calling 1-800-345-2021.

                                                                         ------
                                                                         27

Share Class and Retirement Account Information

SHARE CLASS INFORMATION

Two classes of shares are authorized for sale by the fund: Investor Class and the Institutional Class. The total expense ratio of Institutional Class shares is lower than those of Investor Class shares.

INVESTOR CLASS shares are available for purchase in two ways: 1) directly from
American Century without any commissions or other fees; or 2) through a broker-dealer, which may require payment of a transaction fee to the broker.

INSTITUTIONAL CLASS shares are available to large investors such as endowments, foundations, and retirement plans, and to financial intermediaries serving these investors. This class recognizes the relatively lower cost of serving institutional customers and others who invest at least $5 million ($3 million for endowments and foundations) in an American Century fund or at least  $10 million in multiple funds. In recognition of the larger investments and account balances and comparatively lower transaction costs, the total expense ratio of
Institutional Class shares is 0.20% less than the total expense ratio of
Investor Class shares.

All classes of shares represent a pro rata interest in the funds and generally have the same rights and preferences.

REITREMENT ACCOUNT INFORMATION

As required by law, any distributions you receive from an IRA or certain 403(b)
and qualified plans [those not eligible for rollover to an IRA or to another qualified plan] are subject to federal income tax withholding, unless you elect not to have withholding  apply. Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.

If you don't want us to withhold on this amount, you must notify us to not withhold the federal income tax. Even if you plan to roll over the amount you withdraw to another tax-deferred account, the withholding rate still applies to the withdrawn amount unless we have received notice not to withhold federal income tax prior to the withdrawal. You may notify us in writing or in certain situations by telephone or through other electronic means. You have the right to revoke your withholding election at any time and any election you make may remain in effect until revoked by filing a new election.

Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don't have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient.

State tax will be withheld if, at the time of your distribution, your address is within one of the mandatory withholding states and you have federal income tax withheld. State taxes will be withheld from your distribution in accordance with the respective state rules.

------
    28

Background Information

INVESTMENT PHILOSOPHY & POLICIES

EQUITY INDEX FUND seeks to match, as closely as possible, the investment characteristics and results of the S&P 500 Index. The S&P 500 Index comprises
500 selected common stocks, most of which are listed on the New York Stock
Exchange. The fund is managed by buying and selling stocks and other securities in order to build an investment portfolio that will match, as closely as possible, the investment characteristics of the S&P 500 Index.

Standard & Poor's, a division of The McGraw-Hill Companies, Inc., chooses the stocks included in the S&P 500 Index on a market capitalization-weighted basis.
The weightings of stocks in the S&P 500 Index are further based on each stock's total market capitalization relative to the other stocks contained in the index.
Because of this weighting, the fund expects that the 50 largest companies will make up a large proportion of the S&P 500 Index.

The advisor generally will select stocks for the fund's portfolio in order of their weightings in the S&P 500 Index, beginning with the heaviest-weighted stocks. The fund attempts to be fully invested at all times in the stocks that make up the S&P 500 Index, and, in any event, at least 80% of the fund's total assets will be so invested.

FUND MANAGEMENT

Barclays Global Fund Advisors (BGFA), a subsidiary of Barclays Global Investors
(BGI), serves as subadvisor of the American Century Equity Index Fund, with oversight by American Century's quantitative equity group. In 1971, BGI introduced the concept of indexing. With assets under management of more than
$600 billion, BGI is the world's largest institutional investment firm. BGI's clients include corporate and government retirement plans, universities, foundations, financial planning advisors, mutual fund distributors and central banks. A subsidiary of London, UK-based Barclays PLC, BGI is headquartered in
San Francisco, CA and has offices worldwide.

COMPARATIVE INDICES

The following index is used in the report to serve as fund performance comparisons. It is not an investment product available for purchase.

The S&P 500 INDEX is a capitalization-weighted index of the stocks of 500 publicly traded U.S. companies that  are considered to be leading firms in dominant industries. Created by Standard & Poor's, it is considered to be a broad measure of U.S. stock market performance.

                                                                    (continued)

                                                                         ------
                                                                         29

Glossary

AVERAGE ANNUAL RETURNS--the  annually compounded returns that would have produced a fund's cumulative total returns if the fund's performance had been constant over the entire period. Average annual returns smooth out variations in a fund's return; they are not the same as fiscal year-by-year results. For fiscal year-by-year total returns, please refer to the fund's "Financial
Highlights."

BLUE CHIP STOCKS--stocks of the most established companies in American industry.
They are generally large,  fairly stable companies that have demonstrated consistent earnings  and usually have long-term growth potential. Examples include General Electric and Coca-Cola.

CYCLICAL STOCKS--generally considered to be stocks whose price and earnings fluctuations tend to follow the ups and downs of the business cycle. Examples include the stocks of automobile  manufacturers, steel producers, and textile operators.

GROWTH STOCKS--stocks of companies that have experienced above-average earnings growth and are expected to continue such growth. These stocks often sell at high
P/E ratios. Examples can include the stocks of high-tech and health care companies.

LARGE-CAPITALIZATION ("LARGE-CAP") STOCKS--the stocks of companies with market capitalizations (the total value of a company's outstanding stock)  more than
$8.3 billion. This is Lipper's  market capitalization breakpoint as of March
31, 2003, although it may be subject to change based on market fluctuations.
The Dow Jones Industrial Average and the S&P 500 Index generally consist of stocks in this range.

MEDIAN MARKET CAPITALIZATION-- market capitalization (market cap) is the total value of a company's stock, calculated by multiplying the number of outstanding common shares by the current share price. The company whose market cap is in the middle of the portfolio is the median market cap. Half the companies in the portfolio have values greater than the median, and half have values that are less. If there is an even number of companies, then the median is the average of the two companies in the middle.

MEDIUM-CAPITALIZATION ("MID-CAP") STOCKS--the stocks of companies with market capitalizations (the total value of a company's outstanding stock) between $1.9 billion and $8.3 billion. This is Lipper's market capitalization breakpoint as of March 31, 2003, although it may be subject to change based on market fluctuations. The  S&P MidCap 400 Index and Russell 2500 Index generally consist of stocks in this range.

NUMBER OF HOLDINGS--the number of securities, excluding temporary investments, held by a fund on a given date.

PORTFOLIO TURNOVER--the percentage of a fund's investment portfolio that is replaced during a given time period, usually a year. Actively managed portfolios tend to have higher turnover than passively managed portfolios such as index funds.

                                                                    (continued)

------
    30

Glossary

PRICE/BOOK RATIO--a stock value measurement calculated by dividing a company's stock price by its book value per share, with the result expressed as a multiple instead of as a percentage. (Book value per share is calculated by subtracting a company's liabilities from its assets, then dividing that value by the number of outstanding shares.)

PRICE/EARNINGS (P/E) RATIO--a stock value measurement calculated by  dividing a company's stock price by its earnings per share, with the result expressed as a multiple instead of as a percentage. (Earnings per share is calculated by dividing the after-tax earnings of a corporation by its outstanding shares.)
When this figure is weighted, the impact of each company's P/E ratio is in proportion to the percentage of the fund that the company represents.

SMALL-CAPITALIZATION ("SMALL-CAP") STOCKS--the stocks of companies with market capitalizations (the total value of a company's outstanding stock) less than
$1.9 billion. This is Lipper's  market capitalization breakpoint as of March 31,
2003, although it may be subject to change based on market  fluctuations. The
S&P 600 Index and the Russell 2000 Index generally consist of stocks in this range.

TOTAL RETURN--the overall percentage change in the value of a hypothetical investment in the fund, assuming all of the fund's distributions are reinvested.

VALUE STOCKS--generally considered to be stocks that are purchased because they are relatively inexpensive. These stocks are typically characterized by low P/E ratios.

WEIGHTED AVERAGE MARKET CAPITALIZATION--average market capitalization represents the average value of the companies held in a portfolio. When that figure is weighted, the impact of each company's capitalization on the overall average is proportional to the total market value of its shares.

FUND CLASSIFICATIONS

Please be aware that a fund's category may change over time. Therefore, it is important that you read the fund's prospectus carefully before investing  to ensure its objectives, policies, and risk potential are consistent with  your needs.

Each fund's investment objective is stated in its prospectus. The objective typically falls within the following broad classifications:

MONEY MARKET FUNDS--designed to provide preservation of capital with low risk.
Invest in high-quality, short-term debt securities issued by governments, banks, and corporations.

BOND FUNDS--designed to provide income with relative stability. Invest in bonds and other debt securities issued by governments and their agencies (federal, foreign, and state), corporations, and financial institutions.

BALANCED FUNDS--designed to provide both growth and income by investing in a mix of securities held by stock funds, bond funds, and money market funds.

STOCK FUNDS--designed to provide opportunities for long-term capital appreciation through investments in equity securities of domestic and international companies.

                                                                    (continued)

                                                                         ------
                                                                         31

Glossary

RISK

The classification of funds by risk category is based on quantitative historical measures as well as qualitative prospective measures. It is not intended to be a precise indicator of future risk or return levels. The degree of risk within each category can vary significantly, and some fund returns have historically been higher than more aggressive funds or lower than more conservative funds.

CONSERVATIVE--these funds generally provide lower return potential with either low or minimal price- fluctuation risk.

MODERATE--these funds generally provide moderate return potential  with moderate price-fluctuation risk.

AGGRESSIVE--these funds generally provide high return potential with correspondingly high price-fluctuation risk.

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES--breaks down the fund's assets (such as securities, cash, and other receivables) and liabilities (money owed for securities purchased, management fees, and other payables) as of the last day of the reporting period. Subtracting the liabilities from the assets results in the fund's net assets. The net assets divided by shares outstanding is the share price, or net asset value per share. For funds offering multiple classes, this applies for each class of shares. This statement also breaks down the fund's net assets into capital (shareholder investments) and performance (investment income and gains/losses).

STATEMENT OF OPERATIONS--shows how the fund's net assets changed  during the reporting period as a result of the fund's operations. In other words, it shows how much money  the fund made or lost as a result of  dividend and/or interest income, fees and expenses, and investment gains  or losses.

STATEMENT OF CHANGES IN NET ASSETS--shows how the fund's net assets changed over the past two reporting periods. It details how much a fund increased or decreased as a result of operations (as detailed on the Statement of Operations), income and capital gain distributions, and shareholder investments and redemptions.

FINANCIAL HIGHLIGHTS--itemizes investment results and distributions on a per-share basis to illustrate share price changes for each of the last five fiscal years (or less, if the fund or share class is not five years old). It also includes several key statistics for each reporting period, including total return, income ratio (net investment income as a  percentage of average net assets), expense ratio (operating expenses as  a percentage of average net assets),  and portfolio turnover (a gauge of the fund's trading activity).

------
    32

[inside back cover]

-------------------------------------------------------------------------------
                            AMERICAN CENTURY FUNDS
-------------------------------------------------------------------------------
                                  STOCK FUNDS
-------------------------------------------------------------------------------
MODERATE RISK

   VALUE
-------------------------------------------------------------------------------
   Value(+)
   Equity Income
   Large Company Value(+)
   Capital Value
   Income & Growth

   BLEND
-------------------------------------------------------------------------------
   Equity Growth
   Equity Index

   SPECIALTY
-------------------------------------------------------------------------------
   Real Estate
   Utilities

AGGRESSIVE RISK

   GROWTH
-------------------------------------------------------------------------------
   Select(+)
   Ultra(reg.sm)
   Growth
   Heritage
   Vista
   Veedot(reg.sm)
   New Opportunities
   New Opportunities II(+)
   Giftrust(reg.sm)

   VALUE
-------------------------------------------------------------------------------
   Small Cap Value**

   BLEND
-------------------------------------------------------------------------------
   Small Company

   INTERNATIONAL
-------------------------------------------------------------------------------
   International Growth(+)
   Global Growth
   Emerging Markets
   International Discovery**
   International Opportunities

   SPECIALTY
-------------------------------------------------------------------------------
   Technology
   Life Sciences
   Global Natural Resources**
   Global Gold
-------------------------------------------------------------------------------
                           ASSET ALLOCATION/BALANCED FUNDS
-------------------------------------------------------------------------------
MODERATE RISK

   Balanced
   Strategic Allocation: Conservative
   Strategic Allocation: Moderate
   Strategic Allocation: Aggressive
-------------------------------------------------------------------------------
                                      BOND FUNDS
-------------------------------------------------------------------------------
CONSERVATIVE RISK

   TAXABLE
-------------------------------------------------------------------------------
   Short-Term Government
   Ginnie Mae
   Target 2005*

   TAX-FREE
-------------------------------------------------------------------------------
   CA Limited-Term Tax-Free

MODERATE RISK

   TAXABLE
-------------------------------------------------------------------------------
   Government Bond
   Diversified Bond(+)
   Inflation-Adjusted Bond
   Target 2010*
   Target 2015*

   TAX-FREE
-------------------------------------------------------------------------------
   CA Long-Term Tax-Free
   CA Intermediate-Term Tax-Free
   Tax-Free Bond
   AZ Municipal Bond
   FL Municipal Bond

AGGRESSIVE RISK

   TAXABLE
-------------------------------------------------------------------------------
   High-Yield(+)
   International Bond
   Target 2020*
   Target 2025*
   Target 2030*

   TAX-FREE
-------------------------------------------------------------------------------
   CA High-Yield Municipal(+)
   High-Yield Municipal(+)
-------------------------------------------------------------------------------
                                 MONEY MARKET FUNDS
-------------------------------------------------------------------------------
CONSERVATIVE RISK

   TAXABLE
-------------------------------------------------------------------------------
   Capital Preservation
   Government Agency Money Market
   Prime Money Market
   Premium Money Market

   TAX-FREE
-------------------------------------------------------------------------------
   FL Municipal Money Market
   CA Tax-Free Money Market
   Tax-Free Money Market
-------------------------------------------------------------------------------

The investment objective may be based on the fund's objective, as stated in its prospectus, or the fund's categorization by independent rating organizations based on its management style.

The classification of funds by risk category is based on quantitative historical measures as well as qualitative prospective measures. It is not intended to be a precise indicator of future risk or return levels. The degree of risk within each category can vary significantly, and some fund returns have historically been higher than more aggressive funds or lower than more conservative funds.
Please be aware that a fund's category may change over time. Therefore, it is important that you read a fund's prospectus carefully before investing to ensure its objectives, policies, and risk potential are consistent with your needs. For a definition of fund classifications, see the Glossary.

*   While listed within the Income investment objective, the Target funds do not pay current dividend income. Income dividends are distributed once a year in
    December. The Target funds are listed in all three risk categories due to the dramatic price volatility investors may experience during certain market conditions. If held to their target dates, however, they can offer a conservative, dependable way to invest for a specific time horizon.

**  These funds are closed to new investors.

(+) As of January 30, 2003, this fund is closed to new direct investors.
    Investors who established accounts prior to the closing date may continue to invest in their accounts. New investors may purchase shares in this fund only through a financial intermediary.

Please call 1-800-345-2021 for a prospectus, which contains important information including charges and expenses. You should read the prospectus carefully before you invest or send money.

[back cover]

CONTACT US

WWW.AMERICANCENTURY.COM

AUTOMATED INFORMATION LINE:
1-800-345-8765

INVESTOR RELATIONS:
1-800-345-2021 or 816-531-5575

BUSINESS, NOT-FOR-PROFIT,
EMPLOYER-SPONSORED RETIREMENT PLANS:
1-800-345-3533

BANKS AND TRUST COMPANIES, BROKER-DEALERS,
FINANCIAL ADVISORS, INSURANCE COMPANIES:
1-800-345-6488

TELECOMMUNICATIONS DEVICE FOR THE DEAF:
1-800-634-4113 or 816-444-3485

AMERICAN CENTURY CAPITAL PORTFOLIOS, INC.

INVESTMENT MANAGER:
American Century Investment Management, Inc.
Kansas City, Missouri

THIS REPORT AND THE STATEMENTS IT CONTAINS ARE SUBMITTED FOR THE GENERAL
INFORMATION OF OUR SHAREHOLDERS. THE REPORT IS NOT AUTHORIZED FOR DISTRIBUTION
TO PROSPECTIVE INVESTORS UNLESS PRECEDED OR ACCOMPANIED BY AN EFFECTIVE
PROSPECTUS.

0305                                  American Century Investment Services, Inc.
SH-SAN-34045N                      (c)2003 American Century Services Corporation

[front cover]

March 31, 2003

American Century
Annual Report

[graphic of two steal bridges]

[graphic of starfish on beach]

Real Estate

[american century logo and text logo (reg. sm)]

[inside front cover]

TURN TO THE INSIDE BACK COVER TO SEE A LIST OF AMERICAN CENTURY FUNDS CLASSIFIED
BY CATEGORY AND RISK.

Our Message to You

[Photo of James E. Stowers III with James E. Stowers, Jr.]

James E. Stowers III with James E. Stowers, Jr.

War with Iraq and uncertainty about the strength of the economy made the 12 months ended March 31, 2003 a volatile period for investors. As the war in Iraq winds down, we're hopeful that the pressure on stock prices will ease. In fact, we're starting to see corporate profits improve, although from depressed levels.
That said, we must recognize that factors such as a pause in the economy's progress or continuing geopolitical uncertainty could delay a broad market upswing we all want to see.

In an unstable or unfavorable market, it can be tempting to take money off the table. However, American Century's 45 years in the business have convinced us that successful equity investing is a result of time in--not timing of--the stock market. This is the reason we strive to keep American Century's common stock funds fully invested at all times--we can't forecast the "when" of a market recovery, but we can be prepared for it when it happens. Likewise, we encourage you to remain invested in the market with a portfolio that is properly diversified and appropriate for your goals.

The importance of diversifying your portfolio across different investment categories, such as stocks, bonds, and cash, cannot be overstated. Having a well-diversified portfolio positions you to benefit from the returns of various asset categories over time. It's just as important to reset your asset allocation whenever positions in any category move beyond your target range. Now may be a good time to review your portfolio to ensure that you have an appropriate exposure to the stock market based on your risk tolerance and time horizon.

We have many informative resources available at the Education & Planning section of our Web site. One article that may help you with insight and strategies for investing during turbulent times is located at
www.americancentury.com/info/turbulent.

If you have questions about your portfolio or would like our most current performance information, we encourage you to call us at 1-877-345-8839, ext.
3201. Our Investor Relations Representatives can provide you with a personalized review of your American Century investments to help you determine if you're on the right track.

Sincerely,

/s/ of James E. Stowers, Jr             /s/ of James E. Stowers III]

James E. Stowers, Jr.                    James E. Stowers III
Founder and Chairman                     Co-Chairman of the Board

                        "The Best is Yet to Be(reg.sm)"

Market Perspective ........................................................    1
REAL ESTATE

FINANCIAL STATEMENTS

OTHER INFORMATION

Market Perspective from Phil Davidson

[photo of Phil Davidson]

Phil Davidson, chief investment officer, Value Equity

PERFORMANCE OVERVIEW

Real estate investment trusts (REITs) outperformed the overall stock market (as represented by the S&P 500 Index) during the year ended March 31, 2003. A sputtering economy, disappointing corporate profits, and the anticipation of war sent the major U.S. stock indices down more than 20%. In contrast, the Morgan
Stanley REIT Index held its value, declining by less than 5% (see the accompanying chart).

This performance capped a remarkable three-year period for the REIT market. The
Morgan Stanley REIT Index gained 46% during the three years ended March 31,
2003, while the S&P 500 lost 41%.

THE BEAR MARKET CONTINUES

The U.S. stock market faced a series of challenges during the past year. A burgeoning economic recovery lost momentum, leading to deteriorating profit growth at many companies. Accounting scandals and other fraudulent behavior shattered investor confidence in corporate America, and the threat of terrorism at home and increased violence in the Middle East caused further concern. The combination of these detrimental influences put downward pressure on stock prices throughout the summer and fall of 2002.

In early October, however, with the major stock indices at their lowest levels in more than five years, stocks began to rebound as investors looked for bargains among the downtrodden. The Federal Reserve's first interest-rate cut in almost a year and a lull in corporate scandals also boosted investor confidence, sparking a sharp rally that lasted through the end of 2002.

However, the rally withered in the first quarter of 2003 as investors grew jittery about an uncertain but increasingly likely war between the U.S. and
Iraq. Continued economic weakness and poor earnings results also contributed to the market's slide. Market conditions grew more volatile once the war began--stocks experienced daily swings as investors reacted to the latest war news.

MARKET PERFORMANCE--GROWTH OF $1.00
For the 12 months ended March 31, 2003

                                                                    (continued)

1

Market Perspective

Despite gaining ground during the last six months, the major stock indices finished the one-year period down 20-30%.

REITS HOLD THEIR GROUND

REITs continued to prove their value as diversifiers, remaining fairly steady while the overall stock market fell. With their historically reliable income stream and property ownership, REITs attracted demand as a defensive group that tends to hold up well during uncertain times. Another attraction was their relatively higher dividend yields, especially given the historically low interest rates in the bond market.

REITs tend to perform well when the economy slows because their income is derived from long-term leases on their properties. In the past year, however, even the REIT sector began to feel the effects of the weak economic environment.
Growing vacancies, especially in office and apartment buildings, pushed rents lower, which in turn led to diminishing earnings at many REITs. As a result,
REITs trailed the broader market over the last six months.

SECTOR SCORECARD

Retail REITs, which include owners of shopping malls and outlet centers, were the best performers. Retail REITs are considered to be the most defensive segment of the REIT market, and defensive stocks were in high demand during the period. In addition, resilient consumer spending helped retail property owners post favorable earnings results.

Industrial REITs also posted gains over the past year. Industrial properties tend to experience less tenant turnover than other types of properties, so their earnings historically have been more stable.

Office and apartment REITs lost ground, weighed down by rising vacancies. Office building occupancy declined but appeared to be leveling off by the end of the period. The apartment segment, however, faced an especially challenging situation--new apartments were being built even though record low mortgage rates drew many existing renters into home ownership, and a weak employment environment made it difficult to attract new renters.

Hotels suffered the biggest losses. Both business and leisure travel declined precipitously, thanks to a weak economy, terrorism concerns, the war with Iraq, and an alarming pneumonia outbreak.

MARKET RETURNS For the 12 months ended March 31, 2003
-------------------------------------------------------------------------------
    Morgan Stanley REIT Index                                        -3.28%
-------------------------------------------------------------------------------
    S&P 500 Index                                                   -24.76%
-------------------------------------------------------------------------------
Source: Russell and Lipper Inc.

2

Real Estate - Performance

 TOTAL RETURNS AS OF MARCH 31, 2003
--------------------------------------------------------------------------------
                                                  ACRE       MORGAN STANLEY REIT
 INVESTOR CLASS (INCEPTION 9/21/95)(1)                               INDEX
-------------------------------------------------------
   6 months(2)                                    3.37%                  1.25%
-------------------------------------------------------------------------------
   1 Year                                         0.93%                 -3.28%
-------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS
-------------------------------------------------------
   3 Years                                       14.77%                 13.45%
-------------------------------------------------------------------------------
   5 Years                                        4.19%                  3.67%
-------------------------------------------------------------------------------
   Life of Class                                 11.43%                  9.68%(3)
-------------------------------------------------------------------------------
 INSTITUTIONAL CLASS (INCEPTION 6/16/97)
-------------------------------------------------------
   6 months(2)                                    3.53%                  1.25%
-------------------------------------------------------------------------------
   1 Year                                         1.19%                 -3.28%
-------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS
-------------------------------------------------------
   3 Years                                       15.01%                 13.45%
-------------------------------------------------------------------------------
   5 Years                                        4.46%                  3.67%
-------------------------------------------------------------------------------
   Life of Class                                  6.72%                  5.23%(4)
-------------------------------------------------------------------------------
 ADVISOR CLASS (INCEPTION 10/6/98)
-------------------------------------------------------
   6 months(2)                                    3.25%                  1.25%
-------------------------------------------------------------------------------
   1 Year                                         0.69%                 -3.28%
-------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS
-------------------------------------------------------
   3 Years                                       14.49%                 13.45%
-------------------------------------------------------------------------------
   Life of Class                                 10.66%                  7.77%(5)
-------------------------------------------------------------------------------

(1)  The inception date for RREEF Real Estate Securities Fund, ACRE's predecessor. That fund merged with ACRE on 6/13/97 and was first offered to the public on 6/16/97.

(2)  Returns for periods less than one year are not annualized.

(3)  Since 9/30/95, the date nearest the class's inception for which data are available.

(4)  Since 6/30/97, the date nearest the class's inception for which data are available.

(5)  Since 9/30/98, the date nearest the class's inception for which data are available.

See pages 25-28 for information about share classes, the Morgan Stanley REIT
Index, and returns.

                                                                    (continued)

3

Real Estate - Performance

GROWTH OF $10,000 OVER LIFE OF INVESTOR CLASS
$10,000 investment made September 21, 1995

ONE-YEAR RETURNS OVER LIFE OF CLASS

Periods ended March 31
                       1996*    1997     1998     1999    2000     2001     2002     2003
--------------------------------------------------------------------------------------------
ACRE                   8.83%   40.77%   20.03%  -21.04%   2.87%   24.57%   20.23%    0.93%
--------------------------------------------------------------------------------------------
Morgan Stanley REIT    6.51%   33.51%   17.47%  -20.32%   2.94%   22.93%   22.79%   -3.28%
--------------------------------------------------------------------------------------------

* From 9/21/95, the class's inception date. Index data from 9/30/95, the date nearest the class's inception for which data are available. Not annualized.

The charts on the performance pages give historical return data for ACRE.
Returns for the Morgan Stanley REIT Index are provided for comparison. Real
Estate's total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the index do not. Unless otherwise indicated, the charts are based on Investor Class shares;
performance for other classes will vary due to differences in fee structures
(see the Total Returns table on the previous page). Past performance does not guarantee future results. None of these charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost.

4

Real Estate - Performance Review

[photo of Scott Blasdell]

A performance summary from Scott Blasdell, portfolio manager on the ACRE investment team.

PERFORMANCE SUMMARY

For the fiscal year ended March 31, 2003, the American Century Real Estate
(ACRE) fund posted a slight gain, returning 0.93%*. The fund outperformed comparable real estate benchmarks--such as the 3.28% loss of the Morgan Stanley
REIT Index and the 2.45% average decline of the 154 real estate funds tracked by
Lipper Inc.--as well as broad stock market measures such as the S&P 500 Index, which fell 24.76%. (See pages 3 and 4 for additional fund performance information.)

THE IMPORTANCE OF STOCK SELECTION

Our management approach for the ACRE portfolio emphasizes stock selection rather than big bets on individual segments of the REIT market. The success of our individual stock picks was the primary reason ACRE outperformed both the Morgan
Stanley REIT Index and its peers during the fiscal year.

While our stock selection added value in every segment of the REIT sector, it was especially strong in the retail area. Top contributors to fund performance included Chelsea Property Group (+46% during the fiscal year), the leading owner of factory outlet centers; Developers Diversified Realty (+23%), a top-ten holding for much of the period; and General Growth Properties (+29%), one of the biggest shopping-mall REITs. All of these companies benefited from successful acquisitions over the past year that had a positive impact on their earnings.

Another retail-oriented holding that contributed favorably was Pennsylvania Real
Estate Investment Trust (+22%), which owns both retail and apartment properties.
In addition to posting healthy earnings growth, the company announced its intention to exit the apartment business in order to concentrate exclusively on retail properties.

BALANCING ACT

Another theme that contributed to the success of our stock selection was our focus on companies with strong balance sheets. This strategy reflected our belief that REITs with relatively

PORTFOLIO AT A GLANCE
                                                   AS OF 3/31/03
-------------------------------------------------------------------------------
Net Assets                                        $177.5 million
-------------------------------------------------------------------------------
                                           3/31/03               3/31/02
-------------------------------------------------------------------------------
No. of Holdings                              47                    44
-------------------------------------------------------------------------------
Median REIT FFO Ratio*                       9.3                   9.5
-------------------------------------------------------------------------------
Median Market                               $1.2                  $1.6
Capitalization                             billion               billion
-------------------------------------------------------------------------------
Weighted Average                            $3.2                  $3.4
Market Capitalization                      billion              billion
-------------------------------------------------------------------------------
Portfolio Turnover                          162%                  156%
-------------------------------------------------------------------------------
Expense Ratio
(for Investor Class)                       1.18%                 1.20%
-------------------------------------------------------------------------------
*funds from operation

*All fund returns referenced in this review are for Investor Class shares.

Investment terms are defined in the Glossary.                       (continued)

5

Real Estate - Performance Review

reliable cash flow and limited debt levels would be less affected by the weak economic environment.

This approach proved most effective in the portfolio's hotel REITs. We avoided the most highly leveraged companies, such as Host Marriott (-42%) and MeriStar
(-81%), which face the greatest risk of bankruptcy if the travel downturn continues for an extended period of time.

TOP TEN HOLDINGS
                                              % OF FUND INVESTMENTS

                                         AS OF                 AS OF
                                        3/31/03               9/30/02
------------------------------------------------------------------------
Equity Office Properties Trust           10.0%                  6.8%
------------------------------------------------------------------------
Prologis Trust                            6.7%                  5.0%
------------------------------------------------------------------------
Duke Realty Corporation                   6.4%                  3.9%
------------------------------------------------------------------------
Rouse Company                             6.0%                  4.3%
------------------------------------------------------------------------
CarrAmerica Realty Corp.                  4.7%                  1.6%
------------------------------------------------------------------------
Highwoods Properties, Inc.                4.4%                  2.2%
------------------------------------------------------------------------
Developers Diversified Realty Corp.       3.9%                  2.9%
------------------------------------------------------------------------
Sun Communities, Inc.                     3.7%                   --
------------------------------------------------------------------------
Prentiss Properties Trust                 3.4%                  0.3%
------------------------------------------------------------------------
Archstone-Smith Trust                     3.2%                  4.9%
------------------------------------------------------------------------

Instead, we owned hotel REITs that were in the best financial position to survive the industry slump. One of these was Six Continents (-5%), a British company that owns the Holiday Inn brand. We were drawn to the company's strong balance sheet and inexpensive valuation, and we were not alone--Six Continents attracted a takeover bid in early 2003, boosting its shares substantially. We subsequently sold our entire holding.

30-DAY SEC YIELD
===============================================================================
                                                               AS OF
                                                              3/31/03
-------------------------------------------------------------------------------
Investor Class                                                 5.83%
-------------------------------------------------------------------------------
Institutional Class                                            6.03%
-------------------------------------------------------------------------------
Advisor Class                                                  5.58%
-------------------------------------------------------------------------------

COUNTING ON MANAGEMENT

One of the most important aspects of our individual company research is evaluating the management team. Since most REITs tend to be smaller companies, the strength of the management team--how well they manage their property portfolios and balance sheets--is a crucial factor. Getting to know the executives gives us an opportunity to find a diamond in the rough.

A good example is a company we've been writing about for over a year--United
Dominion (+8%). We added this apartment REIT to the portfolio back in early
2001, when a new management team--led by a CEO we knew and respected--was brought in to turn around the struggling company. Management's cost-cutting measures and improvements to United Dominion's balance sheet produced excellent results in a difficult environment for apartment REITs. The market finally recognized this turnaround in 2002, rewarding the company with a higher price/earnings multiple.

Although we still like United Dominion's management team, we recently pared back our holdings because we think the stock has become too expensive.

                                                                    (continued)

6

Real Estate - Performance Review

FUND ALLOCATION

                                            % OF FUND INVESTMENTS
                                         AS OF                 AS OF
                                        3/31/03               9/30/02
------------------------------------------------------------------------
Office Management                        32.9%                 19.8%
------------------------------------------------------------------------
Regional Malls                           17.0%                 12.4%
------------------------------------------------------------------------
Multi-Family Residential                 11.2%                 16.9%
------------------------------------------------------------------------
Neighborhood &  Community
Shopping Centers                          8.6%                 11.1%
------------------------------------------------------------------------
Industrial                                7.3%                 10.3%
------------------------------------------------------------------------
Hotels & Leisure                          5.3%                  6.8%
------------------------------------------------------------------------
Other(1)                                 17.7%                 22.7%
------------------------------------------------------------------------

(1) Includes temporary cash

DIVERSIFYING WITH PREFERRED STOCKS

During the fiscal year, we invested in the preferred stocks of several REITs.
Although preferred stocks made up a small portion of the portfolio--less than 2%
--they added value.

Preferred stocks pay out dividends at a fixed rate, which is often higher than the dividend yield on the company's common shares. Preferred shares also tend to exhibit less price volatility than the common stock. We used preferred stocks as an alternative way to maintain exposure to specific companies.

For example, we held preferred shares of Public Storage, a self-storage REIT, instead of its common stock. The company's common shares declined over the past year, but its preferred stock gained.

OUTLOOK

With REITs trading near fair value relative to their underlying properties, we expect REIT share prices to be fairly steady going forward, trading in a relatively narrow range until the economy gets back on firmer footing.

One potential pothole for the REIT sector is another recession. REIT earnings would likely weaken further, and the possibility of dividend cuts would increase, especially in the apartment and office segments.

In the portfolio, we'll continue to focus our efforts on superior stock selection. Recently, we've been shifting away from the defensive REITs that have performed best over the past several years, such as retail and industrial REITs, and adding to relatively inexpensive segments like hotel and office REITs. In particular, many hotel REITs trade at significant discounts to their underlying property values, though we recognize that it may be some time before the market restores them to fair value.

TYPES OF INVESTMENTS IN PORTFOLIO
                                         AS OF                 AS OF
                                        3/31/03               9/30/02
-------------------------------------------------------------------------------
Common Stocks                            91.8%                 90.4%
-------------------------------------------------------------------------------
Preferred Stocks                          1.9%                  2.0%
-------------------------------------------------------------------------------
TOTAL EQUITY EXPOSURE                    93.7%                 92.4%
-------------------------------------------------------------------------------
Temporary Cash Investments                6.3%                  7.6%
-------------------------------------------------------------------------------

Investment terms are defined in the Glossary.

7

Real Estate - Schedule of Investments

MARCH 31, 2003

Shares                                                             Value
-------------------------------------------------------------------------------
COMMON STOCKS -- 91.8%

DIVERSIFIED COMPANIES - 4.6%
----------------------------------------------------------------
      34,400    Colonial Properties Trust                  $     1,137,952
---------------------------------------------------------------------------
     163,303    Pennsylvania Real Estate
                Investment Trust                                 4,678,631
---------------------------------------------------------------------------
      71,400    Vornado Realty Trust                             2,556,120
---------------------------------------------------------------------------
                                                                 8,372,703
---------------------------------------------------------------------------
HEALTH CARE - 1.9%
-----------------------------------------------------------
      40,900    Health Care Property Investors Inc.              1,364,015
---------------------------------------------------------------------------
      17,800    Healthcare Realty Trust Inc.                       434,676
---------------------------------------------------------------------------
      59,080    Universal Health Realty
                Income Trust                                     1,530,172
---------------------------------------------------------------------------
                                                                 3,328,863
---------------------------------------------------------------------------
HOTELS & LEISURE - 5.1%
-----------------------------------------------------------
     296,100    Equity Inns Inc.                                 1,732,185
---------------------------------------------------------------------------
   1,287,100    Hilton Group plc ORD                             2,804,678
---------------------------------------------------------------------------
      82,646    Innkeepers USA Trust                               537,199
---------------------------------------------------------------------------
     525,454    La Quinta Corp.(1)                               1,602,635
---------------------------------------------------------------------------
      52,568    Orient Express Hotels(1)                           514,115
---------------------------------------------------------------------------
     179,753    RFS Hotel Investors Inc.                         1,743,604
---------------------------------------------------------------------------
      26,000    Winston Hotels Inc.                                172,120
---------------------------------------------------------------------------
                                                                 9,106,536
---------------------------------------------------------------------------
INDUSTRIAL - 7.3%
-----------------------------------------------------------
     471,070    Prologis Trust                                  11,927,492
---------------------------------------------------------------------------
      43,147    W.P. Carey & Co. LLC                             1,078,675
----------------------------------------------------------------------------
                                                                13,006,167
---------------------------------------------------------------------------
MULTI-FAMILY RESIDENTIAL - 11.2%
-----------------------------------------------------------
     263,555    Archstone-Smith Trust                            5,787,668
---------------------------------------------------------------------------
     170,255    Camden Property Trust                            5,516,262
---------------------------------------------------------------------------
     124,844    Equity Residential                               3,004,995
---------------------------------------------------------------------------
     101,840    Gables Residential Trust                         2,725,238
---------------------------------------------------------------------------
     131,831    Summit Properties Inc.                           2,438,874
---------------------------------------------------------------------------
      30,250    United Dominion Realty Trust, Inc.                 483,395
---------------------------------------------------------------------------
                                                                19,956,432
---------------------------------------------------------------------------
NEIGHBORHOOD & COMMUNITY
SHOPPING CENTERS - 8.6%
---------------------------------------------------------------------------
     175,709    Capital Automotive REIT                          4,389,211
---------------------------------------------------------------------------
      39,118    Commercial Net Lease Realty                        590,682
---------------------------------------------------------------------------
     287,257    Developers Diversified Realty Corp.              6,937,257
---------------------------------------------------------------------------
      43,850    Kimco Realty Corporation                         1,540,012
---------------------------------------------------------------------------
     165,939    Urstadt Biddle Properties Inc.                   1,987,949
---------------------------------------------------------------------------
                                                                15,445,111
---------------------------------------------------------------------------

Shares                                                             Value
---------------------------------------------------------------------------

OFFICE MANAGEMENT - 32.6%
---------------------------------------------------------------------------
       79,992   Arden Realty, Inc.                          $    1,814,219
---------------------------------------------------------------------------
      331,300   CarrAmerica Realty Corp.                         8,398,455
---------------------------------------------------------------------------
      423,724   Duke Realty Corporation                         11,432,073
---------------------------------------------------------------------------
      699,848   Equity Office Properties Trust                  17,811,131
---------------------------------------------------------------------------
      388,886   Highwoods Properties, Inc.                       7,948,830
---------------------------------------------------------------------------
      217,371   Kilroy Realty Corp.                              4,803,899
---------------------------------------------------------------------------
      223,170   Prentiss Properties Trust                        6,047,907
---------------------------------------------------------------------------
                                                                58,256,514
---------------------------------------------------------------------------
MANUFACTURED HOMES - 3.7%
---------------------------------------------------------------------------
      185,285   Sun Communities, Inc.                            6,633,203
---------------------------------------------------------------------------
REGIONAL MALLS - 16.8%
---------------------------------------------------------------------------
       91,191   Chelsea Property Group Inc.                      3,396,865
---------------------------------------------------------------------------
       88,243   General Growth Properties, Inc.                  4,760,710
---------------------------------------------------------------------------
      113,331   Macerich Company (The)                           3,590,326
---------------------------------------------------------------------------
       63,204   Mills Corp.                                      1,971,965
---------------------------------------------------------------------------
      310,200   Rouse Company                                   10,717,410
---------------------------------------------------------------------------
      157,464   Simon Property Group, Inc.                       5,641,935
---------------------------------------------------------------------------
                                                                30,079,211
---------------------------------------------------------------------------
TOTAL COMMON STOCKS
(Cost $153,214,019)                                            164,184,740
===========================================================================

PREFERRED STOCKS - 1.8%

HOTELS & LEISURE - 0.1%
--------------------------------------------------------------------------
        9,835  Boykin Lodging Company,
               10.50%, 10/7/07                                     241,941
--------------------------------------------------------------------------
OFFICE MANAGEMENT - 0.3%
---------------------------------------------------------------------------
        23,022  Equity Office Properties
                Trust, Series G, 7.75%, 7/29/07                    605,248
---------------------------------------------------------------------------
REGIONAL MALLS - 0.2%
---------------------------------------------------------------------------
        10,552  Mills Corp. (The),
                Series B, 9.00%, 10/9/07                           272,242
---------------------------------------------------------------------------
STORAGE - 1.2%
---------------------------------------------------------------------------
         3,074  Public Storage, Inc.,
                Series S, 7.875%, 10/31/06                          78,940
---------------------------------------------------------------------------
         9,924  Public Storage, Inc.,
                Series T, 7.625%, 1/18/07                          252,467
---------------------------------------------------------------------------
        70,800  Public Storage, Inc.,
                Series V, 7.50%, 9/30/07                         1,805,399
---------------------------------------------------------------------------
                                                                 2,136,806
------------------------------------------------------------------------------
TOTAL PREFERRED STOCKS
(Cost $3,171,138)                                                3,256,237
------------------------------------------------------------------------------

See Notes to Financial Statements.                                  (continued)

8

Real Estate - Schedule of Investments

MARCH 31, 2003

Shares                                                               Value
--------------------------------------------------------------------------------

CONVERTIBLE PREFERRED STOCK - 0.1%

HOTELS & LEISURE - 0.1%
--------------------------------------------------------------------------------
            3,553  Felcor Lodging Trust Inc.,
                   Series A, $1.95, 5/23/03                     $   57,559
--------------------------------------------------------------------------------
(Cost $53,511)
--------------------------------------------------------------------------------

TEMPORARY CASH INVESTMENTS - 6.3%

Repurchase Agreement,
Goldman Sachs & Co.,
(U.S. Treasury obligations),
in a joint trading account at 1.25%,
dated 3/31/03, due 4/1/03
(Delivery value $8,800,306)                                      8,800,000
--------------------------------------------------------------------------------

                                                                      Value
--------------------------------------------------------------------------------

Repurchase Agreement,
Merrill Lynch & Co., Inc.,
(U.S. Treasury obligations),
in a joint trading account at 1.23%,
dated 3/31/03, due 4/1/03
(Delivery value $2,500,085)                                        $ 2,500,000
-------------------------------------------------------------------------------
TOTAL TEMPORARY CASH INVESTMENTS
(Cost $11,300,000)                                                  11,300,000
-------------------------------------------------------------------------------
TOTAL INVESTMENT SECURITIES - 100.0%
(Cost $167,738,668)                                               $178,798,536
-------------------------------------------------------------------------------

NOTES TO SCHEDULE OF INVESTMENTS

ORD = Foreign Ordinary Share

REIT = Real Estate Investment Trust

(1) Non-income producing.

See Notes to Financial Statements.

9

Statement of Assets and Liabilities

MARCH 31, 2003
================================================================================
ASSETS
Investment securities, at value (cost of $167,738,668)             $178,798,536
------------------------------------------------------------------
Cash                                                                    743,121
------------------------------------------------------------------
Receivable for investments sold                                       2,377,255
------------------------------------------------------------------
Receivable for capital shares sold                                      116,251
------------------------------------------------------------------
Dividends and interest receivable                                     1,071,252
--------------------------------------------------------------------------------
                                                                    183,106,415
--------------------------------------------------------------------------------
LIABILITIES
Payable for investments purchased                                     5,387,291
------------------------------------------------------------------
Accrued management fees                                                 164,041
------------------------------------------------------------------
Distribution fees payable                                                 3,959
------------------------------------------------------------------
Service fees payable                                                      3,959
--------------------------------------------------------------------------------
                                                                      5,559,250
--------------------------------------------------------------------------------
NET ASSETS                                                         $177,547,165
================================================================================
NET ASSETS CONSIST OF:
Capital (par value and paid-in surplus)                            $187,631,134
------------------------------------------------------------------
Undistributed net investment income                                     751,103
------------------------------------------------------------------
Accumulated net realized loss on investment transactions           (21,894,940)
------------------------------------------------------------------
Net unrealized appreciation on investments                           11,059,868
--------------------------------------------------------------------------------
                                                                   $177,547,165
================================================================================
INVESTOR CLASS, $0.01 PAR VALUE
--------------------------------------------------------------------------------
Net assets                                                         $134,897,996
--------------------------------------------------------------------
Shares outstanding                                                    8,520,386
--------------------------------------------------------------------
Net asset value per share                                                $15.83
--------------------------------------------------------------------------------
INSTITUTIONAL CLASS, $0.01 PAR VALUE
--------------------------------------------------------------------------------
Net assets                                                          $23,371,066
--------------------------------------------------------------------
Shares outstanding                                                    1,474,794
--------------------------------------------------------------------
Net asset value per share                                                $15.85
--------------------------------------------------------------------------------
ADVISOR CLASS, $0.01 PAR VALUE
--------------------------------------------------------------------------------
Net assets                                                          $19,278,103
--------------------------------------------------------------------
Shares outstanding                                                    1,217,560
--------------------------------------------------------------------
Net asset value per share                                                $15.83
--------------------------------------------------------------------------------
See Notes to Financial Statements.

10

Statement of Operations

YEAR ENDED MARCH 31, 2003
================================================================================
INVESTMENT INCOME
INCOME:
--------------------------------------------------------------------
Dividends (net of foreign taxes withheld of $8,128)                 $10,845,645
--------------------------------------------------------------------
Interest                                                                159,874
--------------------------------------------------------------------------------
                                                                     11,005,519
--------------------------------------------------------------------------------
EXPENSES:
--------------------------------------------------------------------
Management fees                                                       1,879,288
--------------------------------------------------------------------
Distribution fees - Advisor Class                                        50,779
--------------------------------------------------------------------
Service fees - Advisor Class                                             50,779
--------------------------------------------------------------------
Directors' fees and expenses                                              2,411
--------------------------------------------------------------------------------
                                                                      1,983,257
--------------------------------------------------------------------------------

NET INVESTMENT INCOME                                                 9,022,262
--------------------------------------------------------------------------------
REALIZED AND UNREALIZED LOSS
Net realized loss on investment transactions                         (2,190,580)
--------------------------------------------------------------------
Change in net unrealized appreciation on investments                 (7,311,149)
--------------------------------------------------------------------------------
NET REALIZED AND UNREALIZED LOSS                                     (9,501,729)
--------------------------------------------------------------------------------
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS
                                                                    $  (479,467)
================================================================================

See Notes to Financial Statements.

11

Statement of Changes in Net Assets

YEARS ENDED MARCH 31, 2003 AND MARCH 31, 2002
---------------------------------------------------------------------------------------------

INCREASE IN NET ASSETS                                           2003                2002
OPERATIONS
Net investment income                                      $   9,022,262     $    5,854,807
---------------------------------------------------------
Net realized gain (loss)                                      (2,190,580)         4,137,647
---------------------------------------------------------
Change in net unrealized appreciation                         (7,311,149)        10,465,945
----------------------------------------------------------------------------------------------
Net increase (decrease) in net assets
resulting from operations                                       (479,467)        20,458,399
-----------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS
From net investment income:
-------------------------------------------------------
  Investor Class                                              (4,460,713)        (3,378,948)
--------------------------------------------------------
  Institutional Class                                           (742,377)          (545,199)
-------------------------------------------------------
  Advisor Class                                                 (664,754)          (442,585)
----------------------------------------------------------------------------------------------
Decrease in net assets from distributions                     (5,867,844)        (4,366,732)
----------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS
Net increase in net assets from capital share transactions    43,231,919         28,359,185
----------------------------------------------------------------------------------------------

NET INCREASE IN NET ASSETS                                    36,884,608         44,450,852
=============================================================================================
NET ASSETS
Beginning of period                                          140,662,557         96,211,705
---------------------------------------------------------------------------------------------
End of period                                               $177,547,165       $140,662,557
=============================================================================================
Undistributed net investment income                             $751,103            $56,619
=============================================================================================

See Notes to Financial Statements.

12

Notes to Financial Statements

MARCH 31, 2003

 1. ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

ORGANIZATION -- American Century Capital Portfolios, Inc. (the corporation) is registered under the Investment Company Act of 1940 (the 1940 Act) as an
open-end management investment company. Real Estate Fund (the fund) is one fund in a series issued by the corporation. The fund is non-diversified under the
1940 Act. The fund's investment objective is long-term capital appreciation with income as a secondary objective. The fund seeks to achieve its objective by investing primarily in securities issued by real estate investment trusts and in the securities of companies which are principally engaged in the real estate industry. There are certain additional risks involved with investing in the fund, as compared to investing in a more diversified portfolio of investments.
The fund may be subject to certain risks similar to those associated with direct investment in real estate including but not limited to: local or regional economic conditions, changes in zoning laws, changes in property values, property tax increases, overbuilding, increased competition, environmental contamination, natural disasters, and interest rate risk. The following is a summary of the fund's significant accounting policies.

MULTIPLE CLASS -- The fund is authorized to issue the Investor Class, the
Institutional Class, and the Advisor Class. The share classes differ principally in their respective shareholder servicing and distribution expenses and arrangements. All shares of the fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the fund are allocated to each class of shares based on their relative net assets.

SECURITY VALUATIONS -- Securities traded primarily on a principal securities exchange are valued at the last reported sales price, or at the mean of the latest bid and asked prices where no last sales price is available. Depending on local convention or regulation, securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official close price. Debt securities not traded on a principal securities exchange are valued through a commercial pricing service or at the mean of the most recent bid and asked prices. Discount notes are valued through a commercial pricing service. When valuations are not readily available, securities are valued at fair value as determined in accordance with procedures adopted by the
Board of Directors.

SECURITY TRANSACTIONS -- Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

INVESTMENT INCOME -- Dividend income less foreign taxes withheld, if any, is recorded as of the ex-dividend date. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

REPURCHASE AGREEMENTS -- The fund may enter into repurchase agreements with institutions that the fund's investment manager, American Century Investment
Management, Inc. (ACIM), has determined are creditworthy pursuant to criteria adopted by the Board of Directors. Each repurchase agreement is recorded at cost. The fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the fund under each repurchase agreement.

JOINT TRADING ACCOUNT -- Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with other registered investment companies having management agreements with ACIM, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

INCOME TAX STATUS -- It is the fund's policy to distribute all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code.
Accordingly, no provision has been made for federal or state income taxes.

DISTRIBUTIONS TO SHAREHOLDERS -- Distributions to shareholders are recorded on the ex-dividend date. Distributions from net investment income are declared and paid quarterly. Distributions from net realized gains, if any, are generally declared and paid annually.

USE OF ESTIMATES -- The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates.

                                                                    (continued)

13

Notes to Financial Statements

MARCH 31, 2003

2. FEES AND TRANSACTIONS WITH RELATED PARTIES

MANAGEMENT FEES -- The corporation has entered into a Management Agreement with
ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee per class. The
Agreement provides that all expenses of the fund, except brokerage commissions, taxes, interest, fees and expenses of those directors who are not considered
"interested persons" as defined in the 1940 Act (including counsel fees) and extraordinary expenses, will be paid by ACIM. The fee is computed daily and paid monthly in arrears based on each class's pro rata share of the fund's average daily closing net assets during the previous month. The effective annual management fee for the year ended March 31, 2003 was 1.18%, 0.98%, and 0.93% for the Investor, Institutional and Advisor Classes, respectively. The annual management fee schedule for each class of the fund is as follows:

                                 INVESTOR       INSTITUTIONAL      ADVISOR
                                  CLASS            CLASS            CLASS
FUND AVERAGE NET ASSETS
First $100,000,000                1.20%           1.00%            0.95%
--------------------------------------------------------------------------
Over $100,000,000                 1.15%           0.95%            0.90%
--------------------------------------------------------------------------

DISTRIBUTION AND SERVICE FEES -- The Board of Directors has adopted a Master
Distribution and Shareholder Services Plan (the plan) for the Advisor Class, pursuant to Rule 12b-1 of the 1940 Act. The plan provides that the Advisor Class will pay American Century Investment Services, Inc. (ACIS) an annual distribution fee equal to 0.25% and an annual service fee equal to 0.25%. The fees are computed daily and paid monthly in arrears based on the Advisor Class's average daily closing net assets during the previous month. The distribution fee provides compensation for distribution expenses incurred by financial intermediaries in connection with distributing shares of the Advisor Class including, but not limited to, payments to brokers, dealers, and financial institutions that have entered into sales agreements with respect to shares of the fund. The service fee provides compensation for shareholder and administrative services rendered by ACIS, its affiliates or independent third party providers. Fees incurred under the plan during the year ended March 31,
2003, are detailed in the Statement of Operations.

RELATED PARTIES -- Certain officers and directors of the corporation are also officers and/or directors, and, as a group, controlling stockholders of American
Century Companies, Inc. (ACC), the parent of the corporation's investment manager, ACIM, the distributor of the corporation, ACIS, and the corporation's transfer agent, American Century Services Corporation.

ACIM has entered into a Subadvisory Agreement with J.P. Morgan Investment
Management, Inc. (JPMIM) on behalf of the fund. The subadvisor makes investment decisions for the fund in accordance with the fund's investment objectives, policies, and restrictions under the supervision of ACIM and the Board of
Directors. ACIM pays all costs associated with retaining JPMIM as the subadvisor of the fund.

JPMIM is a wholly owned subsidiary of J.P. Morgan Chase & Co. (JPM). JPM is an equity investor in ACC. During the year ended March 31, 2003, the fund invested in a money market fund for temporary purposes, which was managed by J.P. Morgan
Fleming Asset Management (USA) Inc. (JPMFAM). JPMFAM is a wholly owned subsidiary of JPM. The fund has a bank line of credit agreement with JPM.

3. INVESTMENT TRANSACTIONS

Purchases and sales of investment securities, excluding short-term investments, for the year ended March 31, 2003, were $299,723,876 and $253,185,487, respectively.

                                                                    (continued)

14

Notes to Financial Statements

MARCH 31, 2003

4. CAPITAL SHARE TRANSACTIONS

Transactions in shares of the fund were as follows:

                                                  SHARES            AMOUNT
INVESTOR CLASS
--------------------------------------------------------------------------------
YEAR ENDED MARCH 31, 2003

SHARES AUTHORIZED                               50,000,000
===========================================================
Sold                                             9,678,331       $152,863,476
--------------------------------------------------
Issued in reinvestment of distributions            252,353          4,004,445
--------------------------------------------------
Redeemed                                        (8,045,925)      (124,728,214)
--------------------------------------------------------------------------------
Net increase                                     1,884,759     $   32,139,707
=================================================================================
YEAR ENDED MARCH 31, 2002
SHARES AUTHORIZED                               50,000,000
============================================================
Sold                                             5,162,838        $78,103,768
--------------------------------------------------
Issued in reinvestment of distributions            205,999          3,111,215
--------------------------------------------------
Redeemed                                        (4,074,129)       (60,735,695)
--------------------------------------------------------------------
Net increase                                     1,294,708        $20,479,288
INSTITUTIONAL CLASS
--------------------------------------------------------------------
YEAR ENDED MARCH 31, 2003
SHARES AUTHORIZED                               12,500,000
============================================================
Sold                                             1,266,104        $20,174,333
------------------------------------------------
Issued in reinvestment of distributions             46,698            741,060
------------------------------------------------
Redeemed                                          (842,689)       (13,144,349)
-----------------------------------------------------------------------------
Net increase                                       470,113        $ 7,771,044
==============================================================================
YEAR ENDED MARCH 31, 2002
SHARES AUTHORIZED                               12,500,000
=============================================================
Sold                                               654,076         $9,916,640
------------------------------------------------
Issued in reinvestment of distributions             36,028            545,199
------------------------------------------------
Redeemed                                          (569,702)        (8,452,572)
------------------------------------------------------------------------------
Net increase                                       120,402         $2,009,267
ADVISOR CLASS
------------------------------------------------------------------------------
YEAR ENDED MARCH 31, 2003
SHARES AUTHORIZED                               12,500,000
===========================================================
Sold                                             1,096,108        $17,202,424
------------------------------------------------
Issued in reinvestment of distributions             41,308            654,892
------------------------------------------------
Redeemed                                          (953,205)       (14,536,148)
-----------------------------------------------------------------------------
Net increase                                       184,211       $  3,321,168
==============================================================================

YEAR ENDED MARCH 31, 2002

SHARES AUTHORIZED                               12,500,000
============================================================
Sold                                               634,818         $9,558,522
------------------------------------------------
Issued in reinvestment of distributions             28,465            430,179
------------------------------------------------
Redeemed                                          (275,969)        (4,118,071)
------------------------------------------------------------------------------
Net increase                                       387,314         $5,870,630
==============================================================================

                                                                    (continued)

15

Notes to Financial Statements

MARCH 31, 2003

5. AFFILIATED COMPANY TRANSACTIONS

An affiliated company represents ownership of at least 5% of the voting securities of the issuer and is, therefore, and affiliate as defined in the 1940
Act. A summary of transactions for each issuer which is or was an affiliate at or during the year ended March 31, 2003, follows:

                           SHARE BALANCE    PURCHASE         SALES        REALIZED       DIVIDEND            MARCH 31, 2003
ISSUER                        3/31/02         COST           COST           GAIN          INCOME      SHARE BALANCE  MARKET VALUE
ACRE
------------------------------------------------------------------------------------------------------------------------------------
Streettracks
Wilshire
REIT Index Fund(1)              --         $1,104,054      $1,104,054        $82              --                  --           --
====================================================================================================================================
(1) Issuer was not an affiliate at March 31, 2003.

6. BANK LINE OF CREDIT

The fund, along with certain other funds managed by ACIM, has a $620,000,000 unsecured bank line of credit agreement with JPM, which was renewed from
$650,000,000 effective December 17, 2002. The fund may borrow money for temporary or emergency purposes to fund shareholder redemptions. Borrowings under the agreement bear interest at the Federal Funds rate plus 0.50%. The fund did not borrow from the line during the year ended March 31, 2003.

7. FEDERAL TAX INFORMATION

The tax character of distributions paid during the years ended March 31, 2003 and March 31, 2002 were as follows:

                                                            2003       2002
DISTRIBUTIONS PAID FROM
--------------------------------------------------------------------------------
Ordinary income                                         $5,867,844  $4,366,732
--------------------------------------------------------------------------------
Long-term capital gain                                         --           --
--------------------------------------------------------------------------------
The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts.

As of March 31, 2003, the components of distributable earnings on a tax-basis and the federal tax cost of investments were as follows:

                                                                  (continued)

16

Notes to Financial Statements

MARCH 31, 2003

7. FEDERAL TAX INFORMATION (CONTINUED)

COMPONENTS OF DISTRIBUTABLE EARNINGS AND TAX COST
--------------------------------------------------------------------------------
Federal tax cost of investments                                   $169,214,621
================================================================================
Gross tax appreciation of investments                             $ 12,915,327
--------------------------------------------------------------------
Gross tax depreciation of investments                               (3,331,412)
--------------------------------------------------------------------------------
Net tax appreciation of investments                               $  9,583,915
================================================================================
Net tax appreciation (depreciation) on
derivatives and
translation of assets and
liabilities in foreign currencies                                 $         --
--------------------------------------------------------------------------------
Net tax appreciation                                              $  9,583,915
================================================================================
Undistributed ordinary income                                     $     751,10
--------------------------------------------------------------------------------
Accumulated long-term gains                                       $         --
--------------------------------------------------------------------------------
Accumulated capital losses                                        $(19,321,016)
--------------------------------------------------------------------------------
Capital loss deferral                                             $ (1,097,970)
--------------------------------------------------------------------------------

The difference between book-basis and tax-basis unrealized appreciation
(depreciation) is attributable primarily to the tax deferral of losses on wash sales.

The accumulated capital losses listed above represent net capital loss carryovers that may be used to offset future realized capital gains for federal income tax purposes. The capital loss carryovers expire in 2007 through 2009.

The capital loss deferrals represent net capital losses incurred in the five-month period ended March 31, 2003. The fund has elected to treat such losses as having been incurred in the following fiscal year for federal income tax purposes.

8. OTHER TAX INFORMATION (UNAUDITED)

The following information is provided pursuant to provisions of the Internal
Revenue Code.

For corporate taxpayers, 2.27% of the ordinary income distributions paid during the fiscal year ended March 31, 2003, qualify for the corporate dividends received deduction.

17

Real Estate - Financial Highlights

For a Share Outstanding Throughout the Years Ended March 31
----------------------------------------------------------------------------------------------------------------
                                                                             INVESTOR CLASS
----------------------------------------------------------------------------------------------------------------
                                                          2003       2002        2001        2000       1999
================================================================================================================
PER-SHARE DATA
Net Asset Value, Beginning of Period                     $16.22     $14.00      $11.74      $12.10     $16.12
----------------------------------------------------------------------------------------------------------------
Income From Investment Operations
-----------------------------------
  Net Investment Income(1)                                 0.85       0.78        0.71        0.74       0.73
---------------------------------------------------------
  Net Realized and Unrealized Gain (Loss)                 (0.70)      2.00        2.14       (0.41)     (4.09)
----------------------------------------------------------------------------------------------------------------
  Total From Investment Operations                         0.15       2.78        2.85        0.33      (3.36)
----------------------------------------------------------------------------------------------------------------
Distributions
---------------------------------------------------------
   Net Investment Income                                  (0.54)     (0.56)      (0.59)      (0.69)     (0.54)
---------------------------------------------------------
  From Net Realized Gains                                    --         --          --          --      (0.12)
----------------------------------------------------------------------------------------------------------------
  Total Distributions                                     (0.54)     (0.56)      (0.59)      (0.69)     (0.66)
----------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                           $15.83     $16.22      $14.00      $11.74     $12.10
================================================================================================================
  TOTAL RETURN(2)                                          0.93%     20.23%      24.57%       2.87%    (21.04)%
================================================================================================================
RATIOS/SUPPLEMENTAL DATA
Ratio of Operating Expenses to Average Net Assets          1.18%      1.20%       1.19%       1.20%      1.20%
---------------------------------------------------------
Ratio of Net Investment Income to Average Net Assets       5.41%      5.18%       5.32%       5.95%      5.41%
---------------------------------------------------------
Portfolio Turnover Rate                                     162%       156%        242%        102%        66%
---------------------------------------------------------
Net Assets, End of Period (in thousands)                $134,898   $107,599     $74,776     $73,812   $110,285
----------------------------------------------------------------------------------------------------------------

(1) Computed using average shares outstanding throughout the period.

(2) Total return assumes reinvestment of net investment income and capital gains distributions, if any. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

See Notes to Financial Statements.

18

Real Estate - Financial Highlights

For a Share Outstanding Throughout the Years Ended March 31
--------------------------------------------------------------------------------

                                                                         INSTITUTIONAL CLASS
-----------------------------------------------------------------------------------------------------------------
                                                          2003       2002       2001        2000         1999
=================================================================================================================
PER-SHARE DATA

Net Asset Value, Beginning of Period                     $16.23     $14.01     $11.75      $12.11       $16.12
-----------------------------------------------------------------------------------------------------------------
Income From Investment Operations
-----------------------------------
  Net Investment Income(1)                                 0.89       0.80       0.73        0.75         0.78
---------------------------------------------------------
  Net Realized and Unrealized Gain (Loss)                 (0.70)      2.01       2.15       (0.38)       (4.09)
-----------------------------------------------------------------------------------------------------------------
  Total From Investment Operations                         0.19       2.81       2.88        0.37        (3.31)
-----------------------------------------------------------------------------------------------------------------
Distributions
-----------------------------------
  From Net Investment Income                              (0.57)     (0.59)     (0.62)      (0.73)       (0.58)
---------------------------------------------------------
  From Net Realized Gains                                    --         --         --          --        (0.12)
-----------------------------------------------------------------------------------------------------------------
  Total Distributions                                     (0.57)     (0.59)     (0.62)      (0.73)       (0.70)
-----------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                           $15.85     $16.23     $14.01      $11.75       $12.11
=================================================================================================================
  TOTAL RETURN(2)                                          1.19%     20.45%     24.80%       3.18%      (20.77)%
=================================================================================================================
RATIOS/SUPPLEMENTAL DATA
Ratio of Operating Expenses to Average Net Assets          0.98%      1.00%      0.99%       1.00%        1.00%
---------------------------------------------------------
Ratio of Net Investment Income to Average Net Assets       5.61%      5.38%      5.52%       6.15%        5.61%
---------------------------------------------------------
Portfolio Turnover Rate                                     162%       156%       242%        102%          66%
---------------------------------------------------------
Net Assets, End of Period (in thousands)                 $23,371    $16,305    $12,390     $15,457      $26,315
-----------------------------------------------------------------------------------------------------------------

(1) Computed using average shares outstanding throughout the period.

(2) Total return assumes reinvestment of net investment income and capital gains distributions, if any. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

See Notes to Financial Statements.

19

Real Estate - Financial Highlights

For a Share Outstanding Throughout the Years Ended March 31 (except as noted)
-----------------------------------------------------------------------------------------------------------------
                                                                           ADVISOR CLASS
-----------------------------------------------------------------------------------------------------------------
                                                          2003      2002        2001        2000      1999(1)
=================================================================================================================
PER-SHARE DATA
Net Asset Value, Beginning of Period                     $16.22    $14.00      $11.74      $12.10     $12.22
-----------------------------------------------------------------------------------------------------------------
Income From Investment Operations
-----------------------------------
  Net Investment Income(2)                                 0.81      0.74        0.68        0.75       0.43
---------------------------------------------------------
  Net Realized and Unrealized Gain (Loss)                 (0.70)     2.00        2.14       (0.45)     (0.15)
-----------------------------------------------------------------------------------------------------------------
  Total From Investment Operations                         0.11      2.74        2.82        0.30        0.28
-----------------------------------------------------------------------------------------------------------------
Distributions
-----------------------------------
  From Net Investment Income                              (0.50)    (0.52)      (0.56)      (0.66)     (0.28)
---------------------------------------------------------
  From Net Realized Gains                                    --        --          --          --      (0.12)
-----------------------------------------------------------------------------------------------------------------
  Total Distributions                                     (0.50)    (0.52)      (0.56)      (0.66)     (0.40)
-----------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                           $15.83    $16.22      $14.00      $11.74     $12.10
=================================================================================================================
  TOTAL RETURN(3)                                          0.69%    19.93%      24.28%       2.62%      2.25%
=================================================================================================================
RATIOS/SUPPLEMENTAL DATA
Ratio of Operating Expenses to Average Net Assets          1.43%     1.45%       1.44%       1.45%      1.45%(4)
---------------------------------------------------------
Ratio of Net Investment Income to Average Net Assets       5.16%     4.93%       5.07%       5.70%      5.16%(4)
---------------------------------------------------------
Portfolio Turnover Rate                                     162%      156%        242%        102%        66%(5)
---------------------------------------------------------
Net Assets, End of Period (in thousands)                 $19,278   $16,759      $9,046      $5,353         $449
-----------------------------------------------------------------------------------------------------------------

(1) October 6, 1998 (commencement of sale) through March 31, 1999.

(2) Computed using averages shares outstanding throughout the period.

(3) Total return assumes reinvestment of net investment income and capital gains distributions, if any. Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

(4) Annualized.

(5) Portfolio turnover is calculated at the fund level. Percentage indicated was calculated for the year ended March 31, 1999.

20

Independent Auditors' Report
The Board of Directors and Shareholders,

American Century Capital Portfolios, Inc:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Real Estate Fund, (collectively the "Fund"), one of the funds comprising American Century Capital Portfolios, Inc., as of March
31, 2003, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for the periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 2003, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Real
Estate Fund as of March 31, 2003, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for the periods presented, in conformity with accounting principles generally accepted in the United States of
America.

Deloitte & Touche LLP
Kansas City, Missouri
May 9, 2003

21

Management

The individuals listed below serve as directors or officers of the fund.
Those listed as interested directors  are "interested" primarily by virtue  of their engagement as officers of American Century Companies, Inc. (ACC) or its wholly-owned subsidiaries, including the fund's investment advisor, American
Century Investment Management, Inc. (ACIM); the funds' principal underwriter,
American Century Investment Services, Inc. (ACIS); and the fund's transfer agent, American Century Services Corporation (ACSC).

The other directors (more than  two-thirds of the total number) are independent;
that is, they are not employees or officers of, and have no financial interest in, ACC or any of its wholly-owned subsidiaries, including ACIM, ACIS, and ACSC.

All persons named as officers of the funds also serve in similar capacities for other funds advised by ACIM. Only officers with policy-making functions are listed. No officer is compensated for his or her service as an officer of the funds. The listed officers are interested persons of the funds.

INDEPENDENT DIRECTORS

THOMAS A. BROWN (62)
4500 Main Street, Kansas City, MO 64111
POSITION(S) HELD WITH FUND: Director
LENGTH OF TIME SERVED (YEARS): 22
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Strategic Account Implementation
Manager, Applied Industrial Technologies, Inc., a corporation engaged in the sale of bearings and power transmission products
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 37
OTHER DIRECTORSHIPS HELD BY DIRECTOR: None
--------------------------------------------------------------------------------
ROBERT W. DOERING, M.D. (70)
4500 Main Street, Kansas City, MO 64111
POSITION(S) HELD WITH FUND: Director Emeritus(1)
LENGTH OF TIME SERVED (YEARS): 1
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Retired, formerly a general surgeo
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 37
OTHER DIRECTORSHIPS HELD BY DIRECTOR: None
--------------------------------------------------------------------------------
ANDREA C. HALL, PH.D. (58)
4500 Main Street, Kansas City, MO 64111
POSITION(S) HELD WITH FUND: Director
LENGTH OF TIME SERVED (YEARS): 5
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Senior Vice President, Midwest
Research Institute
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 37
OTHER DIRECTORSHIPS HELD BY DIRECTOR: Director, Midwest Research Institute
-------------------------------------------------------------------------------
D.D. (DEL) HOCK (68)
4500 Main Street, Kansas City, MO 64111
POSITION(S) HELD WITH FUND: Director
LENGTH OF TIME SERVED (YEARS): 6
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Retired, formerly Chairman, Public
Service Company of Colorado
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 37
OTHER DIRECTORSHIPS HELD BY DIRECTOR:  Director, Allied Motion Technologies,
Inc. and J.D. Edwards & Company
-------------------------------------------------------------------------------

(1) Dr. Robert Doering resigned as full-time director, effective November 5,
    2001, after serving in such capacity for 33 years. Dr. Doering continues to serve the board in an advisory capacity. His position as Director Emeritus is an advisory position and involves attendance at one board meeting per year to review prior year-end results for the funds. He receives all regular board communications, including monthly mailings, industry newsletters, email communications, and company information, but not quarterly board and committee materials relating to meetings that he does not attend. Dr.
    Doering is not a director or a member of the board and has no voting power relating to any matters relating to fund operations. He is not an interested person of the funds or ACIM. He receives an annual stipend of $2,500 for his services.

                                                                    (continued)

22

Management

INDEPENDENT DIRECTORS (CONTINUED)

DONALD H. PRATT (65)
4500 Main Street, Kansas City, MO 64111
POSITION(S) HELD WITH FUND: Director, Vice Chairman of the Board
LENGTH OF TIME SERVED (YEARS): 7
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Chairman, Western Investment, Inc.;
Chairman of the Board, Butler Manufacturing Company
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 37
OTHER DIRECTORSHIPS HELD BY DIRECTOR: Director, Butler Manufacturing Company;
Director,  Atlas-Copco, North America Inc.
--------------------------------------------------------------------------------
GALE E. SAYERS (59)
4500 Main Street, Kansas City, MO 64111
POSITION(S) HELD WITH FUND: Director
LENGTH OF TIME SERVED (YEARS): 2
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: President, Chief Executive Officer,
and Founder, Sayers Computer Source
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 37
OTHER DIRECTORSHIPS HELD BY DIRECTOR: None
--------------------------------------------------------------------------------
M. JEANNINE STRANDJORD (57)
4500 Main Street, Kansas City, MO 64111
POSITION(S) HELD WITH FUND: Director
LENGTH OF TIME SERVED (YEARS): 8
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Senior Vice President,
Finance--Global Markets Group, Sprint Corporation
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 37
OTHER DIRECTORSHIPS HELD BY DIRECTOR: Director, DST Systems, Inc.
-------------------------------------------------------------------------------
TIMOTHY S. WEBSTER (41)
4500 Main Street, Kansas City, MO 64111
POSITION(S) HELD WITH FUND: Director
LENGTH OF TIME SERVED (YEARS): 1
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: President and Chief Executive
Officer, American Italian Pasta Company
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 37
OTHER DIRECTORSHIPS HELD BY DIRECTOR: None
-------------------------------------------------------------------------------

INTERESTED DIRECTORS
JAMES E. STOWERS, JR. (79)(1)
4500 Main Street, Kansas City, MO 64111
POSITION(S) HELD WITH FUND: Director, Chairman of the Board
LENGTH OF TIME SERVED (YEARS): 44
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Chairman, Director, and controlling shareholder, ACC; Chairman, ACIM, ACSC, and other ACC subsidiaries; Director,
ACIM, ACSC, and other ACC subsidiaries
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 37
OTHER DIRECTORSHIPS HELD BY DIRECTOR: None
--------------------------------------------------------------------------------
JAMES E. STOWERS III (43)(1)
4500 Main Street, Kansas City, MO 64111
POSITION(S) HELD WITH FUND: Director
LENGTH OF TIME SERVED (YEARS): 12
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS:  Co-Chairman, ACC (September 2000
to present); Chief Executive Officer, ACC (June 1996 to September 2000); Chief
Executive Officer, ACIM, ACSC, and other ACC subsidiaries; Director, ACC, ACIM,
ACSC, and other ACC subsidiaries
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 37
OTHER DIRECTORSHIPS HELD BY DIRECTOR: None
-------------------------------------------------------------------------------

(1)  James E. Stowers, Jr. is the father of James E. Stowers III.

                                                                    (continued)

23

Management
--------------------------------------------------------------------------------
OFFICERS
WILLIAM M. LYONS (47)
4500 Main Street, Kansas City, MO 64111
POSITION(S) HELD WITH FUND: President
LENGTH OF TIME SERVED (YEARS): 2
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Chief Executive Officer, ACC and
other ACC subsidiaries (September 2000 to present); President, ACC (June 1997 to present); President, ACIM (September 2002 to present); Chief Operating Officer,
ACC (June 1996 to September 2000); General Counsel, ACC, ACIM, ACIS, ACSC, and
other ACC subsidiaries (June 1989  to June 1998); Also serves as: Executive Vice
President, ACIS, ACSC, and other ACC subsidiaries, and Executive Vice President of other ACC subsidiaries
--------------------------------------------------------------------------------
ROBERT T. JACKSON (57)
4500 Main Street, Kansas City, MO 64111
POSITION(S) HELD WITH FUND: Executive Vice President
LENGTH OF TIME SERVED (YEARS): 7
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Chief Administrative Officer, ACC
(August 1997 to present); Chief Financial Officer, ACC (May 1995 to present);
President, ACSC (January 1999 to present); Executive Vice President, ACC (May
1995 to present); Also serves as: Executive Vice President and Chief Financial
Officer, ACIM, ACIS, and other ACC subsidiaries
--------------------------------------------------------------------------------
MARYANNE ROEPKE, CPA (47)
4500 Main Street, Kansas City, MO 64111
POSITION(S) HELD WITH FUND: Senior Vice President, Treasurer, and Chief
Accounting Officer
LENGTH OF TIME SERVED (YEARS): 2
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Senior Vice President and Assistant
Treasurer, ACSC
--------------------------------------------------------------------------------
DAVID C. TUCKER (44)
4500 Main Street, Kansas City, MO 64111
POSITION(S) HELD WITH FUND: Senior Vice President and General Counsel
LENGTH OF TIME SERVED (YEARS): 4
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Senior Vice President, ACIM, ACIS,
ACSC, and other ACC subsidiaries (June 1998 to present); General Counsel, ACC,
ACIM, ACIS, ACSC, and other ACC subsidiaries (June 1998 to present); Consultant to mutual fund industry (May 1997 to April 1998)
-------------------------------------------------------------------------------
ROBERT LEACH (36)
4500 Main Street, Kansas City, MO 64111
POSITION(S) HELD WITH FUND: Controller
LENGTH OF TIME SERVED (YEARS): 5
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Vice President, ACSC (February 2000
to present); Controller-Fund Accounting, ACSC
-------------------------------------------------------------------------------
C. JEAN WADE (39)
4500 Main Street, Kansas City, MO 64111
POSITION(S) HELD WITH FUND: Controller
LENGTH OF TIME SERVED (YEARS): 9
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Vice President, ACSC (February 2000
to present); Controller-Fund Accounting, ACSC
-------------------------------------------------------------------------------
JON ZINDEL (35)
4500 Main Street, Kansas City, MO 64111
POSITION(S) HELD WITH FUND: Tax Officer
LENGTH OF TIME SERVED (YEARS): 5
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Vice President, Corporate Tax, ACSC
(April 1998 to present); Vice President, ACIM, ACIS, and other ACC subsidiaries
(April 1999 to present); President, American Century Employee Benefit Services,
Inc. (January 2000 to December 2000); Treasurer, American Century Employee
Benefit Services, Inc. (December 2000 to present); Treasurer, American Century
Ventures, Inc. (December 1999 to January 2001); Director of Taxation, ACSC (July
1996 to April 1998)
-------------------------------------------------------------------------------
The SAI has additional information about the fund's directors and is available without charge upon request by calling 1-800-345-2021.

24

Share Class and Retirement Account Information

SHARE CLASS INFORMATION

Three classes of shares are authorized for sale by the fund: Investor Class,
Institutional Class, and Advisor Class. The total expense ratios of Advisor
Class shares are higher than those of Investor Class shares; the total expense ratio of Institutional Class shares is lower.

INVESTOR CLASS shares are available for purchase in two ways: 1) directly from
American Century without any commissions or other fees; or 2) through a broker-dealer, which may require payment of a transaction fee to the broker.

INSTITUTIONAL CLASS shares are available to large investors such as endowments, foundations, and retirement plans, and to financial intermediaries serving these investors. This class recognizes the relatively lower cost of serving institutional customers and others who invest at least $5 million ($3 million for endowments and foundations) in an American Century fund or at least $10 million in multiple funds. In recognition of the larger investments and account balances and comparatively lower transaction costs, the total expense ratio of
Institutional Class shares is 0.20% less than the total expense ratio of
Investor Class shares.

ADVISOR CLASS shares are sold primarily through institutions such as banks, broker-dealers, insurance companies, and financial advisors. Advisor Class shares are subject to a 0.50% annual Rule 12b-1 service and distribution fee.
The total expense ratio of Advisor Class shares is 0.25% higher than the total expense ratio of Investor Class shares.

All classes of shares represent a pro rata interest in the fund and generally have the same rights and preferences.

RETIREMENT ACCOUNT INFORMATION

As required by law, any distributions you receive from an IRA and certain 403(b)
distributions [not eligible for rollover to an IRA or to another qualified plan]
are subject to federal income tax withholding at the rate of 10% of the total amount withdrawn, unless you elect not to have withholding apply. If you do not want us to withhold on this amount, you must notify us not to withhold the federal income tax. Even if you plan to roll over the amount you withdraw to another tax-deferred account, the withholding rate still applies to the withdrawn amount unless we have received notice not to withhold federal income tax prior to the withdrawal.

Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you do not have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient.

25

Background Information

PORTFOLIO MANAGERS
===========================
 ACRE
---------------------------
    Scott Blasdell
---------------------------

INVESTMENT PHILOSOPHY AND POLICIES

REAL ESTATE FUND'S primary investment objective is long-term capital appreciation, with income as a secondary objective.

Real Estate Fund typically invests at least 80% of its assets in the equity securities of real estate investment trusts (REITs) and other companies engaged in the real estate industry. The fund's management team evaluates potential investments based on cash flow, property types, and exposure to growing property markets.

Real estate investing involves inherent risks, including interest rate fluctuations, credit risk, and the impact of changing economic conditions. In addition, by focusing on a specific market sector, the fund may experience greater volatility than do funds with a broader investment strategy. The fund is not intended to serve as a complete investment program by itself.

COMPARATIVE INDICES

The following indices are used in the report as fund performance comparisons.
They are not investment products available for purchase.

The S&P 500 INDEX is a capitalization-weighted index of 500 widely traded stocks. Created by Standard & Poor's, it is considered to represent the performance of the stock market in general.

The MORGAN STANLEY REIT INDEX is a market capitalization-weighted, total-return index of real estate investment trusts (REITs) that meet certain liquidity requirements. The index was designed to track the total-return performance of a broad group of REIT stocks, assuming dividend reinvestment in the index on the ex-dividend date.

                                                                    (continued)

26

Glossary

AVERAGE ANNUAL RETURNS--the annually compounded returns that would have produced a fund's cumulative total returns if the fund's performance had been constant over the entire period. Average annual returns smooth out variations in a fund's return; they are not the same as fiscal year-by-year results. For fiscal year-by-year total returns, please refer to the fund's "Financial Highlights."

BLUE CHIP STOCKS--stocks of the most established companies in American industry.
They are generally large, fairly stable companies that have demonstrated consistent earnings and usually have long-term growth potential. Examples include General Electric and Coca-Cola.

CYCLICAL STOCKS--generally considered to be stocks whose price and earnings fluctuations tend to follow the ups and downs of the business cycle. Examples include the stocks of automobile manufacturers, steel producers, and textile operators.

GROWTH STOCKS--stocks of companies that have experienced above-average earnings growth and are expected to continue such growth. These stocks often sell at high
P/E ratios. Examples can include the stocks of high-tech and health care companies.

LARGE-CAPITALIZATION ("LARGE-CAP") STOCKS--the stocks of companies with market capitalizations (the total value of a company's outstanding stock) more than
$8.3 billion. This is Lipper's market capitalization breakpoint as of March 31,
2003, although it may be subject to change based on market fluctuations. The Dow
Jones Industrial Average and the S&P 500 Index generally consist of stocks in this range.

MEDIAN MARKET CAPITALIZATION-- market capitalization (market cap) is the total value of a company's stock, calculated by multiplying the number of outstanding common shares by the current share price. The company whose market cap is in the middle of the portfolio is the median market cap. Half the companies in the portfolio have values greater than the median, and half have values that are less. If there is an even number of companies, then the median is the average of the two companies in the middle.

MEDIUM-CAPITALIZATION ("MID-CAP") STOCKS--the stocks of companies with market capitalizations (the total value of a company's outstanding stock) between $1.9 billion and $8.3 billion. This is Lipper's market capitalization breakpoint as of March 31, 2003, although it may be subject to change based on market fluctuations. The S&P MidCap 400 Index and Russell 2500 Index generally consist of stocks in this range.

NUMBER OF HOLDINGS--the number of securities, excluding temporary investments, held by a fund on a given date.

PORTFOLIO TURNOVER--the percentage of a fund's investment portfolio that is replaced during a given time period, usually a year. Actively managed portfolios tend to have higher turnover than passively managed portfolios such as index funds.

                                                                    (continued)

27

Glossary

PRICE/BOOK RATIO--a stock value measurement calculated by dividing a company's stock price by its book value per share, with the result expressed as a multiple instead of as a percentage. (Book value per share is calculated by subtracting a company's liabilities from its assets, then dividing that value by the number of outstanding shares.)

PRICE/EARNINGS (P/E) RATIO--a stock value measurement calculated by dividing a company's stock price by its earnings per share, with the result expressed as a multiple instead of as a percentage. (Earnings per share is calculated by dividing the after-tax earnings of a corporation by its outstanding shares.)
When this figure is weighted, the impact of each company's P/E ratio is in proportion to the percentage of the fund that the company represents.

SMALL-CAPITALIZATION ("SMALL-CAP") STOCKS--the stocks of companies with market capitalizations (the total value of a company's outstanding stock) less than
$1.9 billion. This is Lipper's market capitalization breakpoint as of March 31,
2003, although it may be subject to change based on market fluctuations. The S&P
600 Index and the Russell 2000 Index generally consist of stocks in this range.

TOTAL RETURN--the overall percentage change in the value of a hypothetical investment in the fund, assuming all of the fund's distributions are reinvested.

VALUE STOCKS--generally considered to be stocks that are purchased because they are relatively inexpensive. These stocks are typically characterized by low P/E ratios.

WEIGHTED AVERAGE MARKET CAPITALIZATION--average market capitalization represents the average value of the companies held in a portfolio. When that figure is weighted, the impact of each company's capitalization on the overall average is proportional to the total market value of its shares.

FUND CLASSIFICATIONS

Please be aware that a fund's category may change over time. Therefore, it is important that you read the fund's prospectus carefully before investing to ensure its objectives, policies, and risk potential are consistent with your needs.

Each fund's investment objective is stated in its prospectus. The objective typically falls within the following broad classifications:

MONEY MARKET FUNDS--designed to provide preservation of capital with low risk.
Invest in high-quality, short-term debt securities issued by governments, banks, and corporations.

BOND FUNDS--designed to provide income with relative stability. Invest in bonds and other debt securities issued by governments and their agencies (federal, foreign, and state), corporations, and financial institutions.

BALANCED FUNDS--designed to provide both growth and income by investing in a mix of securities held by stock funds, bond funds, and money market funds.

STOCK FUNDS--designed to provide opportunities for long-term capital appreciation through investments in equity securities of domestic and international companies.

                                                                    (continued)

28

Glossary

RISK

The classification of funds by risk category is based on quantitative historical measures as well as qualitative prospective measures. It is not intended to be a precise indicator of future risk or return levels. The degree of risk within each category can vary significantly, and some fund returns have historically been higher than more aggressive funds or lower than more conservative funds.

CONSERVATIVE--these funds generally provide lower return potential with either low or minimal price-fluctuation risk.

MODERATE--these funds generally provide moderate return potential with moderate price-fluctuation risk.

AGGRESSIVE--these funds generally provide high return potential with correspondingly high price-fluctuation risk.

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES--breaks down the fund's assets (such as securities, cash, and other receivables) and liabilities (money owed for securities purchased, management fees, and other payables) as of the last day of the reporting period. Subtracting the liabilities from the assets results in the fund's net assets. The net assets divided by shares outstanding is the share price, or net asset value per share. For funds offering multiple classes, this applies for each class of shares. This statement also breaks down the fund's net assets into capital (shareholder investments) and performance (investment income and gains/losses).

STATEMENT OF OPERATIONS--shows how the fund's net assets changed during the reporting period as a result of the fund's operations. In other words, it shows how much money the fund made or lost as a result of dividend and/or interest income, fees and expenses, and investment gains or losses.

STATEMENT OF CHANGES IN NET ASSETS--shows how the fund's net assets changed over the past two reporting periods. It details how much a fund increased or decreased as a result of operations (as detailed on the Statement of Operations), income and capital gain distributions, and shareholder investments and redemptions.

FINANCIAL HIGHLIGHTS--itemizes investment results and distributions on a per-share basis to illustrate share price changes for each of the last five fiscal years (or less, if the fund or share class is not five years old). It also includes several key statistics for each reporting period, including total return, income ratio (net investment income as a percentage of average net assets), expense ratio (operating expenses as a percentage of average net assets), and portfolio turnover (a gauge of the fund's trading activity).

29

Notes

[inside back cover]

-------------------------------------------------------------------------------
                            AMERICAN CENTURY FUNDS
-------------------------------------------------------------------------------
                                  STOCK FUNDS
-------------------------------------------------------------------------------
MODERATE RISK

   VALUE
-------------------------------------------------------------------------------
   Value(+)
   Equity Income
   Large Company Value(+)
   Capital Value
   Income & Growth

   BLEND
-------------------------------------------------------------------------------
   Equity Growth
   Equity Index

   SPECIALTY
-------------------------------------------------------------------------------
   Real Estate
   Utilities

AGGRESSIVE RISK

   GROWTH
-------------------------------------------------------------------------------
   Select(+)
   Ultra(reg.sm)
   Growth
   Heritage
   Vista
   Veedot(reg.sm)
   New Opportunities
   New Opportunities II(+)
   Giftrust(reg.sm)

   VALUE
-------------------------------------------------------------------------------
   Small Cap Value**

   BLEND
-------------------------------------------------------------------------------
   Small Company

   INTERNATIONAL
-------------------------------------------------------------------------------
   International Growth(+)
   Global Growth
   Emerging Markets
   International Discovery**
   International Opportunities

   SPECIALTY
-------------------------------------------------------------------------------
   Technology
   Life Sciences
   Global Natural Resources**
   Global Gold
-------------------------------------------------------------------------------
                           ASSET ALLOCATION/BALANCED FUNDS
-------------------------------------------------------------------------------
MODERATE RISK

   Balanced
   Strategic Allocation: Conservative
   Strategic Allocation: Moderate
   Strategic Allocation: Aggressive
-------------------------------------------------------------------------------
                                      BOND FUNDS
-------------------------------------------------------------------------------
CONSERVATIVE RISK

   TAXABLE
-------------------------------------------------------------------------------
   Short-Term Government
   Ginnie Mae
   Target 2005*

   TAX-FREE
-------------------------------------------------------------------------------
   CA Limited-Term Tax-Free

MODERATE RISK

   TAXABLE
-------------------------------------------------------------------------------
   Government Bond
   Diversified Bond(+)
   Inflation-Adjusted Bond
   Target 2010*
   Target 2015*

   TAX-FREE
-------------------------------------------------------------------------------
   CA Long-Term Tax-Free
   CA Intermediate-Term Tax-Free
   Tax-Free Bond
   AZ Municipal Bond
   FL Municipal Bond

AGGRESSIVE RISK

   TAXABLE
-------------------------------------------------------------------------------
   High-Yield(+)
   International Bond
   Target 2020*
   Target 2025*
   Target 2030*

   TAX-FREE
-------------------------------------------------------------------------------
   CA High-Yield Municipal(+)
   High-Yield Municipal(+)
-------------------------------------------------------------------------------
                                 MONEY MARKET FUNDS
-------------------------------------------------------------------------------
CONSERVATIVE RISK

   TAXABLE
-------------------------------------------------------------------------------
   Capital Preservation
   Government Agency Money Market
   Prime Money Market
   Premium Money Market

   TAX-FREE
-------------------------------------------------------------------------------
   FL Municipal Money Market
   CA Tax-Free Money Market
   Tax-Free Money Market
-------------------------------------------------------------------------------

The investment objective may be based on the fund's objective, as stated in its prospectus, or the fund's categorization by independent rating organizations based on its management style.

The classification of funds by risk category is based on quantitative historical measures as well as qualitative prospective measures. It is not intended to be a precise indicator of future risk or return levels. The degree of risk within each category can vary significantly, and some fund returns have historically been higher than more aggressive funds or lower than more conservative funds.
Please be aware that a fund's category may change over time. Therefore, it is important that you read a fund's prospectus carefully before investing to ensure its objectives, policies, and risk potential are consistent with your needs. For a definition of fund classifications, see the Glossary.

*   While listed within the Income investment objective, the Target funds do not pay current dividend income. Income dividends are distributed once a year in
    December. The Target funds are listed in all three risk categories due to the dramatic price volatility investors may experience during certain market conditions. If held to their target dates, however, they can offer a conservative, dependable way to invest for a specific time horizon.

**  These funds are closed to new investors.

(+) As of January 30, 2003, this fund is closed to new direct investors.
    Investors who established accounts prior to the closing date may continue to invest in their accounts. New investors may purchase shares in this fund only through a financial intermediary.

Please call 1-800-345-2021 for a prospectus, which contains important information including charges and expenses. You should read the prospectus carefully before you invest or send money.

CONTACT US

WWW.AMERICANCENTURY.COM

AUTOMATED INFORMATION LINE:
1-800-345-8765

INVESTOR RELATIONS:
1-800-345-2021 or 816-531-5575

BUSINESS, NOT-FOR-PROFIT,
EMPLOYER-SPONSORED RETIREMENT PLANS:
1-800-345-3533

BANKS AND TRUST COMPANIES, BROKER-DEALERS,
FINANCIAL ADVISORS, INSURANCE
COMPANIES:  1-800-345-6488

TELECOMMUNICATIONS DEVICE FOR THE DEAF:
1-800-634-4113 or 816-444-3485

American Century Capital Portfolios Inc.

INVESTMENT MANAGER:
American Century Investment Management, Inc.
Kansas City, Missouri

THIS REPORT AND THE STATEMENTS IT CONTAINS ARE SUBMITTED FOR THE GENERAL
INFORMATION OF OUR SHAREHOLDERS. THE REPORT IS NOT AUTHORIZED FOR DISTRIBUTION
TO PROSPECTIVE INVESTORS UNLESS PRECEDED OR ACCOMPANIED BY AN EFFECTIVE
PROSPECTUS.

0305                                American Century Investment Services, Inc.
SH-ANN-34046N                      (c)2003 American Century Services Corporation